UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BREDA TELEPHONE CORP.
(Name of Registrant as Specified In Its Charter)
____________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)           Title of each class of securities to which transaction applies:
_______________________________
(2)           Aggregate number of securities to which transaction applies:
_______________________________
(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________
(4)           Proposed maximum aggregate value of transaction:
_______________________________
(5)           Total fee paid:
_______________________________
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
_______________________________
(2) Form, Schedule or Registration Statement No.:
_______________________________
(3) Filing Party:
_______________________________
(4) Date Filed:
_______________________________

February 11, 2011

Dear Shareholders:

You are cordially invited to a special meeting of the shareholders of Breda Telephone Corp. to be held at the Breda Legion Hall located at 208 Main, Breda, Iowa, on Monday, March 14, 2011, commencing at 6:30 p.m.

The following documents are being provided to you along with this letter:

1.	Notice of Special Meeting of Shareholders
2.	Proxy Statement, with Appendices A-D
3.	Ballot
4.	Two ballot envelopes

If, however, you are the holder of only shares of the Class B Common Stock, your package does not include a ballot or ballot envelopes because the Class B Common Stock does not have voting rights on the articles of restatement which will be presented for approval by the holders of the Class A Common Stock at the meeting.

The purpose of the special meeting is to consider and vote upon the approval and adoption of articles of restatement for Breda.  The primary amendments that are included in the articles of restatement will effectuate a reclassification of each existing outstanding share of the Series 1 Class A Common Stock, Series 2 Class A Common and Series 3 Class A Common Stock of Breda into one share of the Series 1 Class A Common Stock, Series 2 Class A Common Stock, Series 1 Class C Common Stock or Series 2 Class C Common Stock that are authorized by the articles of restatement.  The Class C Common Stock has limited voting rights.  The reclassification will not change any shareholder's right to receive any dividends or other distributions of assets by Breda, with dividends and any other distributions to continue to be made based upon the shareholders' respective ownership of the outstanding shares of Breda, whether the shares are Class A Common Stock, Class B Common Stock or Class C Common Stock.  The class and series of stock to be received by each shareholder of the Class A Common Stock is based on the different categories of shareholders that are set out in the articles of restatement.

The primary and intended effect of the articles of restatement and the reclassification of Breda's outstanding shares of Class A Common Stock is to reduce the total number of shareholders of the Class A Common Stock of Breda to below 300, which will allow Breda to then terminate the registration of its Class A Common Stock under the Securities Exchange Act of 1934.  Breda will then be able to stop filing all reports with the Securities and Exchange Commission with respect to its Class A Common Stock.  The shares of the Class B Common Stock and of  the Class C Common Stock would each be held by less than 500 shareholders after the reclassification, so Breda will not be required to register either its Class B Common Stock or Class C Common Stock under the Securities Exchange Act of 1934.  Breda will therefore have no further reporting obligations under the Securities Exchange Act of 1934 if the articles of restatement are approved by the holders of the Class A Common Stock.  A reclassification of shares for this purpose is sometimes referred to as a "going private transaction" or a "Rule 13e-3 transaction".

A summary of the reclassification of Breda's Class A Common Stock under the articles of restatement is set out in the "SUMMARY TERM SHEET" section of the Proxy Statement which is being provided to you along with this letter, commencing on page 1 of the Proxy Statement.  The reclassification of shares and amendments effectuated by the articles of restatement are also discussed in the "RULE 13e-3 TRANSACTION SPECIAL FACTORS" and "PROPOSED ARTICLES OF RESTATEMENT" sections of the Proxy Statement, which start on, respectively, page 6 and page 39 of the Proxy Statement.  You must, however, review the entire Proxy Statement for full details regarding the reclassification and the other amendments that are included in the articles of restatement, as well as the reasons, effects, alternatives and factors considered by the Board in determining to propose the articles of restatement and related reclassification of shares to the Class A Common Stock shareholders.  The Proxy Statement also discusses the negative effects on the shareholders who will receive Class C Common Stock and the benefits that come from having a class of shares registered under the Securities Exchange Act of 1934.  Some of those benefits include the shareholders having access to all of the information that is included in the various reports that must be filed by a company and its directors and officers pursuant to the requirements of that Act.  Breda's shareholders will lose those benefits.  The Board believes, however, that the benefits to Breda from Breda terminating its obligations under that Act outweigh the negative effects arising from that termination of registration and the negative effects to the shareholders who will receive Class C Common Stock.  The Board therefore recommends a vote "FOR" the articles of restatement as more fully discussed in the Proxy Statement.

Please complete your ballot and return it as instructed in the ballot.

We are also enclosing with this letter to each Class A Common Stock shareholder a statement which sets out the series and number of shares of the Class A Common Stock which were held by that shareholder as of the mailing of this letter, and the class, series and number of shares which will be held by that shareholder after the reclassification of the shares of the Class A Common Stock which is provided for in the articles of restatement.  There will be no change in the outstanding shares of the Class B Common Stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the articles of restatement or the reclassification of the shares of the Class A Common Stock, passed upon the merits or fairness of the articles of restatement or the reclassification of the shares of the Class A Common Stock, or passed upon the adequacy or accuracy of the disclosures in the Proxy Statement.  Any representation to the contrary is a criminal offense.

We encourage your attendance at the special meeting.  The information mailed to you along with this letter will be covered at the special meeting so please bring your package of information along to the special meeting.

We look forward to seeing you at the special meeting.

Sincerely,

/s/ Dean Schettler
Dean Schettler, President

SHAREHOLDER STATEMENT REGARDING
SHARES HELD BEFORE AND AFTER
RECLASSIFICATION

Breda Telephone Corp.	Shares Currently Owned				Shares Owned After Re-Classification

Shareholder	Class A	Class A	Class A	Class B	Class A	Class A	Class B	Class C	Class C
Name	Series 1	Series 2	Series 3		Series 1	Series 2		Series 1	Series 2

BREDA TELEPHONE CORP.
_______________________

112 East Main, P.O. Box 190
Breda, Iowa  51436
______________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 14, 2011

To the Shareholders:

Notice is hereby given that a special meeting of the shareholders of Breda Telephone Corp.  will be held at the Breda Legion Hall located at 208 Main, Breda, Iowa, on Monday, March 14, 2011, commencing at 6:30 p.m., Breda, Iowa local time.  The purpose of the meeting is for the Class A Common Stock shareholders to consider the approval and adoption of articles of restatement for Breda Telephone Corp.

Only shareholders of the Class A Common Stock of record at the close of business on February 11, 2011 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.  This Notice is, however, also being provided to the shareholders of the Class B Common Stock of record as of such date.

Shareholders are cordially invited to attend the meeting in person.  Whether or not you will be able to attend the meeting in person, please date your ballot, indicate your choice on the proposals to be voted upon, and mail the ballot promptly in the enclosed envelopes.  If you attend the meeting and desire to revoke or withdraw your ballot, you may do so by notifying the secretary or another officer of Breda Telephone Corp. at the commencement of the meeting.  You will then be provided with another ballot to complete and deliver to the secretary at the meeting.

The ballot is solicited on behalf of the board of directors of Breda Telephone Corp.  The ballot is being transmitted to shareholders by Breda Telephone Corp. in accordance with the Second Amended and Restated Bylaws of Breda Telephone Corp.

The accompanying Proxy Statement describes in more detail the proposed articles of restatement.  You must review the Proxy Statement for details regarding the amendments made by the articles of restatement and the reclassification of the shares of the Class A Common Stock that will occur pursuant to the articles of restatement.

The Proxy Statement is also available at www.westianet.com under the "About Us" section of that website.

By Order of the Board of Directors,

/s/ Neil Kanne
Neil Kanne
Secretary
Breda, Iowa
February 11, 2011

BREDA TELEPHONE CORP.
112 East Main
P.O. Box 190
Breda, Iowa 51436

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 14, 2011

GENERAL INFORMATION

This Proxy Statement is being provided by Breda Telephone Corp. ("Breda") in connection with the special meeting of the shareholders which will be held on March 14, 2011, commencing at 6:30 p.m., at the Breda Legion Hall, 208 Main, Breda, Iowa, and any adjournment or postponement thereof (the "Meeting").  If you need directions to the Breda Legion Hall, please call Breda at (712) 673-2311.  The special meeting has been called to present the articles of restatement attached to this Proxy Statement as Appendix A (the "Proposed Articles') for adoption and approval by the holders of the Class A Common Stock of Breda.  The holders of the Class B Common Stock are not entitled to vote on the Proposed Articles.

If a ballot is properly completed and timely returned, the shares it represents will be voted at the Meeting in accordance with the specifications provided in the ballot.  If a shareholder returns the ballot before the Meeting, but attends the Meeting and wants to change the shareholder's vote, the shareholder may do so by notifying the Secretary or another officer of Breda at the commencement of the Meeting.  The shareholder will then be provided with another ballot to complete and deliver to the Secretary at the Meeting.  No ballot is being provided to the holders of the Class B Common Stock because the holders of the Class B Common Stock are not entitled to vote on the Proposed Articles.

This Proxy Statement and the accompanying ballot were first mailed to shareholders on or around February 11, 2011.  The cost of the preparation, distribution and handling of this Proxy Statement and the ballots will be borne by Breda.

The ballot is solicited on behalf of the Board of Directors of Breda, and is being provided to the shareholders by Breda in accordance with the Second Amended and Restated Bylaws of Breda.  In addition to mail, Breda's directors and officers may use telephone or other electronic means to request shareholders to return their ballots.

To reduce the expenses of delivering duplicate proxy materials, Breda is taking advantage of the SEC’s "householding" rules that permit Breda to deliver only one set of proxy materials to shareholders who share an address unless Breda has received contrary instructions from one or more of those shareholders.  If you share an address with another shareholder and have received only one set of proxy materials, Breda will promptly deliver you a separate copy of the proxy materials upon your written or oral request.  You may request a separate copy of the proxy materials at no cost to you by calling Breda at (712) 673-2311 or by writing to Breda Telephone Corp., 112 East Main, P.O. Box 190, Breda, Iowa  51436, Attn:  Jane Morlok.  For future annual meetings, you may request separate proxy materials, or request that Breda send only one set of proxy materials to you if you are receiving multiple copies, by calling (888) 508-2946 or writing to Ms. Morlok at the address given above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 14, 2011.

This Proxy Statement and the Ballot are available at www.westianet.com under the "About Us" section of that website.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Proposed Articles or the reclassification of the shares of the Class A Common Stock, passed upon the merits or fairness of the Proposed Articles or the reclassification of the shares of the Class A Common Stock, or passed upon the adequacy or accuracy of the disclosures in this Proxy Statement.  Any representation to the contrary is a criminal offense.

(i)

(ii)

(iii)

SUMMARY TERM SHEET

The Meeting has been called to present the Proposed Articles for approval and adoption by Breda's Class A Common Stock shareholders.  The Proposed Articles are attached as Appendix A to this Proxy Statement, and Breda's existing Articles of Restatement are attached to this Proxy Statement as Appendix B (the "Existing Articles"), so that you have them available for review and reference.  The vote on the Proposed Articles is separated into two proposals.  Proposal 1 is the vote on Articles IV and V of the Proposed Articles, and Proposal 2 is the vote on all of the other articles in the Proposed Articles.  Both of the proposals must be approved by the shareholders of the Class A Common Stock in order for the Proposed Articles to be approved and adopted.  A more detailed discussion of the separation of the vote on the Proposed Articles into two separate proposals is included in "PROPOSED ARTICLES OF RESTATEMENT" and "VOTING SECURITIES" below, commencing on, respectively, page 39 and page 64.

The material terms of the Proposed Articles are Articles IV and V.  Those articles address the establishment and terms of the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, and the reclassification of the outstanding shares of the existing Series 1, Series 2 and Series 3 Class A Common Stock into the Series 1 or Series 2 Class A Common Stock or Series 1 or Series 2 Class C Common Stock as provided in Article IV of the Proposed Articles.  As you will see, most of this Proxy Statement is devoted to a discussion of Articles IV and V of the Proxy Statement, beginning with this summary.

This summary briefly describes the terms of Article IV and Article V of the Proposed Articles and of the reclassification of Breda's shares of Class A Common Stock that is provided for in Article IV and Article V of the Proposed Articles.  As noted, the following discussion is a summary only, and in order for you to fully understand the Proposed Articles, the amendments to the Existing Articles which are effectuated by the Proposed Articles and the reclassification transaction under the Proposed Articles, you need to carefully review this entire Proxy Statement and its appendices before voting.

The primary and intended purpose of the Proposed Articles is to effect a reclassification of each share of Breda's outstanding Series 1, Series 2 and Series 3 Class A Common Stock into one share of the Series 1 or Series 2 Class A Common Stock or of the Series 1 or Series 2 Class C Common Stock which are authorized in the Proposed Articles and upon the terms set out in the Proposed Articles.  The desired and intended end result is that after the reclassification, the number of shareholders of Breda's Class A Common Stock will be below 300, which will allow Breda to terminate the registration of its Class A Common Stock under the Securities Exchange Act of 1934.  Breda's Class B Common Stock and Class C Common Stock will each be held by less than 500 shareholders, so Breda will not have to register either of those classes of stock under the Securities Exchange Act of 1934.  Breda will therefore no longer have any reporting obligations under the Securities Exchange Act of 1934.  A reclassification of stock for this purpose is sometimes referred to as a "going private transaction" or a "Rule 13e-3 transaction".

1

The reclassification of Breda's existing Class A Common Stock as set out in Articles IV and V of the Proposed Articles is generally referred to in this Proxy Statement as the "reclassification", the "reclassification transaction", the "going private transaction", or the "Rule 13e-3 transaction".  The Securities Exchange Act of 1934 is referred to in this Proxy Statement as the "Exchange Act" or the "Act".  The termination of the registration of Breda's Class A Common Stock under the Exchange Act and the resultant termination of Breda's obligations under the Exchange Act are referred to or referenced in various general ways in this Proxy Statement, including "the termination of the registration of the Class A Common Stock under the Exchange Act", "the termination of Breda's reporting obligations", "the termination of Breda's obligations as a public company", "termination of registration", and "deregistration".

The material terms of the reclassification transaction are summarized in the following paragraphs.  A more detailed discussion of the reclassification transaction is set forth in the sections "RULE 13e-3 TRANSACTION SPECIAL FACTORS" and "PROPOSED ARTICLES OF RESTATEMENT" below, which commence on, respectively, page 6 and page 39.  The page references in the following paragraphs are to pages in this Proxy Statement which include a more detailed discussion of the summary point in question.

•	Breda has Series 1, Series 2 and Series 3 Class A Common Stock, and Class B Common Stock, under the Existing Articles. See pages 47 and 64.

•
Breda will have Series 1 and Series 2 Class A Common Stock, Class B Common Stock, and Series 1 and Series 2 Class C Common Stock under the Proposed Articles.  Under the Proposed Articles, shares of the existing Series 1, Series 2 and Series 3 Class A Common Stock held by certain categories of shareholders will be reclassified and converted on a share for share basis into the new Series 1 or Series 2 Class C Common Stock in order to cause the Class A Common Stock to be held by less than 300 shareholders.  See pages 6-7, 9-12, 18-25, and 41-49.

•	The categories of shareholders under the Proposed Articles are as follows:

1)
An "Eligible Class A Shareholder" is (i) any individual who is at least 18, whose principal residence is both located within the Breda, Iowa or Lidderdale, Iowa telephone exchange areas of Breda and receives land line telephone service from Breda, and who is listed on the account for the land line telephone service (referred to in the Proposed Articles as an "Individual Subscriber"); and (ii) any one of the grandparent, parent, brother, sister, spouse, child or grandchild of the Individual Subscriber, so long as they are at least 18 and their principal residence is with the Individual Subscriber (referred to in the Proposed Articles as a "Related Subscriber" or "Related Person").  There can only be one Individual Subscriber and one Related Subscriber per residence.  See pages 21 and 40.

2)
An "Eligible Class C Shareholder" means any business or entity whose principal place of business is located within the Breda, Iowa or the Lidderdale, Iowa telephone exchange areas served by Breda and which receives land line telephone service from Breda for that place of business.  See pages 22 and 41.

2

3)
A "Grandfathered Class C Shareholder" means (i) any individual who owns any shares of the Class A Common Stock but is not an Eligible Class A Shareholder, and (ii) any business or entity which owns any shares of the Class A Common Stock and which is not an Eligible Class C Shareholder.  See pages 22 and 41.

The categories of shareholders are utilized to determine what class and series of shares a Class A Common Stock shareholder will receive pursuant to the reclassification of the Class A Common Stock under the Proposed Articles.

•
Under the Existing Articles, the Class A Common Stock and the Class B Common Stock have the same rights with respect to dividends and other distributions, but the Class B Common Stock has no voting rights, except only for any matter that must be voted upon by the Class B Common Stock shareholders under the express and affirmative requirements of the Iowa Business Corporation Act.  Under the Existing Articles, the Series 1 and Series 2 Class A Common Stock shareholders each have one vote on any matter presented to shareholders, regardless of the number of shares they own, and the Series 3 Class A Common Stock shareholders have one vote for each such share on any matter presented to the shareholders.  See pages 42-49.

•
Under the Proposed Articles, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock will have the same rights to dividends and other distributions, so there will be no change in the dividend or distribution rights of the shareholders under the Proposed Articles.  See pages 11 and 42.

•	The shareholder voting rights under the Proposed Articles are as follows:

1)
The Class B Common Stock will continue to have no voting rights under the Proposed Articles, except only for any matter that must be voted upon by the Class B Common Stock shareholders under the express and affirmative requirements of the Iowa Business Corporation Act.  See pages 25 and 43.

2)
The shareholders of the Series 1 Class A Common Stock will continue to have only one vote on any matter presented to the shareholders, and the shareholders of the Series 2 Class A Common Stock will have one vote for each share on any matter presented to the shareholders.  See pages 21-24 and 43.

3)
The Class C Common Stock will only have the right to vote on (i) the election of directors, (ii) the amendment of the Proposed Articles, and (iii) any matter that must be voted upon by the Class C Common Stock shareholders under the express and affirmative requirements of the Iowa Business Corporation Act.  The only matters falling in the latter category as of the date of this Proxy Statement are the matters specified in Section 490.1004(1) of the Iowa Business Corporation Act, which matters are limited to certain types of amendments to the articles of incorporation of a corporation.   As noted, the right to vote on amendments to the Proposed Articles is already granted to the Class C Common Stock under the Proposed Articles, so no further reference is included in this Proxy Statement to the Class C Common Stock having the right to vote on any matter that is required by the Iowa Business Corporation Act.  The shareholders of the Series 1 Class C Common Stock will have only one vote on any matter on which the Class C Common Stock has the right to vote, regardless of the number of shares they own, and the shareholders of the Series 2 Class C Common Stock will have one vote for each such share on any such matter.  See pages 22-25 and 43.

3

The difference in the voting rights between the Class A Common Stock, the Class B Common Stock and the Class C Common Stock is what makes them separate "classes" of stock.

•
If the Class B Common Stock and/or the Class C Common Stock have voting rights on a matter under the Proposed Articles, those shareholders will vote as a single voting group with the Class A Common Stock shareholders on that matter.  See pages 43 and 48.

•
A shareholder of the existing Series 1 or Series 2 Class A Common Stock who is an Eligible Class A Shareholder will receive the same number of shares of the Series 1 Class A Common Stock under the Proposed Articles.  A shareholder of the existing Series 3 Class A Common Stock who is an Eligible Class A Shareholder will receive the same number of shares of the Series 2 Class A Common Stock under the Proposed Articles.  The terms of the shares that will be received by shareholders who are Eligible Class A Shareholders are the same as the terms of the existing Class A Common Stock which are currently held by those shareholders.  The reclassification transaction will therefore not result in any material change in the rights of the shareholders who are Eligible Class A Shareholders.  See pages 21-24 and 41.

•
A material change under the Proposed Articles is that a business or entity can no longer be an Eligible Class A Shareholder, even if the business or entity is located in the Breda or Lidderdale telephone exchange areas and receives land line telephone service from Breda.  Each share of the existing Class A Common Stock which is held by a business or entity will therefore be reclassified and converted into a share of either the Series 1 or Series 2 Class C Common Stock under the Proposed Articles, as discussed in the following paragraph.  This reclassification and conversion is part of the goal and intent of causing the shares of the Class A Common Stock to be held by less than 300 shareholders.  See pages 22-25 and 41-42.

•
The other reclassifications and conversions of the shares of the Class A Common Stock into shares of the Class C Common Stock under the Proposed Articles are the following:  (i) each share of the existing Series 1 or Series 2 Class A Common Stock that is owned by a Grandfathered Class C Shareholder or by an Eligible Class C Shareholder will be reclassified and converted into one share of the Series 1 Class C Common Stock, and (ii) each share of the existing Series 3 Class A Common Stock that is owned by a Grandfathered Class C Shareholder or an Eligible Class C Shareholder will be reclassified and converted into one share of the Series 2 Class C Common Stock.  See pages 22-25 and 41-42.

4

•
As noted above, any shareholder whose shares of Class A Common Stock are being converted into shares of the Class C Common Stock under the Proposed Articles will be exchanging shares with full voting rights for shares with only limited voting rights.  Those reclassifications are, however, being proposed as part of the goal and intent of causing the shares of the Class A Common Stock to be held by less than 300 shareholders after the reclassification, so that Breda can terminate the registration of its Class A Common Stock under the Exchange Act.  See pages 6-7, 9-15, 22-25 and 40-49.

•
As is provided in the Existing Articles with respect to the Series 3 Class A Common Stock, the Proposed Articles provide that upon any assignment of any share of the Series 2 Class A Common Stock or the Series 2 Class C Common Stock, the share will be converted into a share of the Series 1 Class A Common Stock, the Series 1 Class C Common Stock or the Class B Common Stock, depending upon the category of the assignee.  The Proposed Articles also provide that no additional shares of the Series 2 Class A Common Stock or of the Series 2 Class C Common Stock will be issued by Breda, so the shares of the Series 2 Class A Common Stock and the Series 2 Class C Common Stock will eventually be phased out as those shares are assigned over time.  See pages 42-47.

•
As is also the case under the Existing Articles, the Proposed Articles provide that a share of the Series 1 Class A Common Stock will be converted into and exchanged for one share of the Series 1 Class C Common Stock or of the Class B Common Stock, as the case may be, upon any assignment of the share to anyone who is not an Eligible Class A Shareholder or upon the shareholder ceasing to be an Eligible Class A Shareholder.  In other words, any time a share of the Series 1 Class A Common Stock is assigned or the individual holding the share ceases to be an Eligible Class A Shareholder, the share will be reclassified into the appropriate class of stock depending on the new "category" of the shareholder or the shareholder's assignee.  The Proposed Articles also contain the same terms regarding the Series 1 Class C Common Stock and the Class B Common Stock.  See pages 42-47.

•
The Proposed Articles provide that no shareholder may own more than 1% of the total issued and outstanding shares of the Class A Common Stock, or the issued and outstanding Class B Common Stock or the issued and outstanding Class C Common Stock, and that no individual shareholders residing in the same residence may collectively own more than 2% of the total issued and outstanding shares of the Class A Common Stock, the Class B Common Stock and/or the Class C Common Stock, in whatever combination, with certain limited exceptions.  The same provision is included in the Existing Articles with respect to the existing Class A Common Stock and Class B Common Stock.  See pages 42-47.

•
The Proposed Articles provide that Breda will have the right and option to elect to purchase any or all of the shares of the Series 1 Class A Common Stock if the shareholder ceases to be an Eligible Class A Shareholder, and that Breda shall have the right and option to elect to purchase any or all of the shares of the Series 1 Class C Common Stock held by a shareholder if the shareholder ceases to be an Eligible Class C Shareholder.  A similar provision is included in the Existing Articles with respect to the Series 1 Class A Common Stock.  See pages 42-47.

5

•
The Proposed Articles provide that Breda has the first right and option to purchase any or all of the shares of the Class A Common Stock, of whatever series, the Class B Common Stock or the Class C Common Stock, of whatever series, which are the subject of any assignment.  A similar provision is included in the Existing Articles with respect to the current Series 1, Series 2 and Series 3 Class A Common Stock and Class B Common Stock.  See pages 42-47.

•	No shareholders have any appraisal or dissenter's rights in connection with the reclassification transaction.

If the Proposed Articles are approved by the Class A Common Stock shareholders, Breda intends to file the Proposed Articles with the Iowa Secretary of State, and a Form 15 with the SEC, on March 15, 2011.  Upon the filing of the Form 15, Breda's reporting obligations under Section 13(a) of the Exchange Act will be suspended, and the termination of the registration of its Class A Common Stock under the Exchange Act will take effect 90 days after the filing of the Form 15.

RULE 13e-3 TRANSACTION SPECIAL FACTORS

Purposes For The Rule 13e-3 Transaction

The reclassification of the shares of Breda's existing Class A Common Stock that are held by Grandfathered Class C Shareholders and Eligible Class C Shareholders into shares of the Series 1 or 2 Class C Common Stock as provided in the Proposed Articles will cause the shares of Breda's Class A Common Stock to be held by less than 300 shareholders immediately after the reclassification.  The sole purpose of that reclassification is to allow Breda to terminate the registration of its Class A Common Stock under the Exchange Act pursuant to Rule 12g-4.

Rule 12g-4 provides, in general, that a company with a class of securities registered under Section 12(g) of the Exchange Act (which is Breda's situation), may terminate that registration if the class of securities is held of record by less than 300 persons.  The Proposed Articles creates a new class of securities for Breda, the Class C Common Stock, and reclassifies the shares of the Class A Common Stock that are held by Grandfathered Class C Shareholders and Eligible Class C Shareholders into shares of the Class C Common Stock, thereby lowering the number of Class A Common Stock shareholders to below 300.  As of the date of the mailing of this Proxy Statement, Breda had a total of 539 Class A Common Stock shareholders and 149 Class B Common Stock shareholders.  Two hundred fifty (250) of those Class A Common Stock shareholders will become Class C Common Stock shareholders pursuant to the reclassification transaction set out in the Proposed Articles, leaving a total of 289 Class A Common Stock shareholders, with 275 of those shareholders holding only Series 1 Class A Common Stock, 10 of those shareholders holding both Series 1 and Series 2 Class A Common Stock, and 2 of those shareholders holding only Series 2 Class A Common Stock.

6

Breda will have 149 Class B Common Stock shareholders and 250 Class C Common Stock shareholders following the reclassification transaction.  The shareholder threshold for having to register a class of securities under Section 12(g) of the Exchange Act is 500, so neither Breda's Class B Common Stock nor Class C Common Stock will need to be registered under the Exchange Act.

A reclassification transaction of this type is sometimes referred to as a "Section 13e-3 transaction" or a "going private transaction".  Section 13e-3 is the SEC rule which sets out, in general, various disclosure requirements for a reclassification transaction.  A company which has a class of securities registered under the Exchange Act is sometimes referred to as a "public company", so the "going private transaction" reference may tie back to a company ceasing to be a "public company".

Alternatives To The Reclassification Transaction

The board of directors considered certain alternative methods to accomplish reducing the number of Breda's Class A Common Stock shareholders to below 300 so that Breda could terminate the registration of the Class A Common Stock under the Exchange Act, but ultimately decided to proceed with the reclassification transaction set out in the Proposed Articles.  The following alternative methods were considered:

•
Tender Offer by Breda.  The primary alternative the board considered was having Breda make a tender offer for its shares of Class A Common Stock.  The tender offer would have been conditioned on, among possibly other things, enough shares being tendered so that the number of Class A Common Stock shareholders was reduced to below 300 and a maximum dollar amount that would be payable by Breda under the tender offer.  One other potential side benefit to a tender offer would have been providing some liquidity to the Class A Common Stock shareholders.  The board decided not to pursue a tender offer for various reasons, including (i) the desire to not utilize cash or incur debt for a tender offer, so as to leave cash and debt available for the core business and operations of Breda, (ii) the purpose behind the tender offer related only to the Class A Common Stock, but the board was concerned with not including the Class B Common Stock in the tender offer, both from a regulatory approval perspective and a fairness perspective, (iii) the primary, and nearly only, market for Breda's shares is Breda's shareholders, so lowering the number of shareholders through a tender offer could potentially adversely affect the liquidity of Breda's shares over the long term; and (iv) there would be no assurance that enough shareholders would tender their shares so as to reduce the number of Class A Common Stock shareholders to below 300.

•
Open Market Class A Common Stock Repurchases.  The board considered announcing a buyback plan and purchasing shares of the Class A Common Stock on the open market.  A potential side benefit to a buyback plan would have been creating some liquidity for the Class A Common Stock shareholders.  The board decided not to pursue this alternative for the same reasons set out above regarding a tender offer by Breda.

7

•
Reverse Stock Split With a Buyout of Fractional Shares by Breda.  The board considered declaring a reverse stock split, where each share of stock would be reduced to a smaller number of shares, and with certain shareholders' shares being reduced to a fractional share.  Breda would then purchase all of those fractional shares.  The board determined to not pursue this alternative for various reasons, including (i) it would force certain shareholders out of Breda, (ii) it would trigger appraisal rights under the Iowa Business Corporation Act for the shareholders receiving fractional shares, (iii) a satisfactory ratio for the split of the shares into a smaller number of shares that correlated closely to reducing the number of Class A Common Stock shareholders to below 300 could not be determined, (iv) it would increase the book value of the remaining outstanding shares, which could negatively affect the liquidity of the shares, (v) the desire to not utilize cash or incur debt for the purchase of the fractional shares, as opposed to leaving cash and debt available for use in the core business and operations of Breda, and (vi) the purpose behind the reverse stock split related only to the Class A Common Stock, but the board was concerned with not also subjecting the Class B Common Stock shareholders to the reverse stock split for corporate reasons, while, on the other hand, subjecting the Class B Common Stock to the reverse stock split would increase the cost of the transaction to Breda.

•
Cash Out Merger.  The board considered the reorganization of Breda through a cash out merger with a new entity formed solely to effectuate the merger.  In a cash out merger, certain Class A Common Stock shareholders would receive cash in the merger in exchange for their shares.  The board decided to not pursue this alternative for the same general reasons noted above with respect to the reverse stock split alternative.  The cash out merger alternative also would have entailed additional documentation and higher transactional costs than the reclassification transaction.

Some other alternatives considered by the board were the following:

•
Expense Reductions In Other Areas.  The board considered the possibility of reducing expenses in other areas to offset the expenses related to Breda being a reporting company under the Exchange Act.  Breda is always looking for areas where expenses can be lowered in any event, but the board determined there were not any areas in which Breda could obtain comparable savings without potentially adversely affecting Breda's business operations.  This alternative also did not effectively take into account the indirect costs of the employee hours spent on SEC matters, instead of activities related to Breda's core business and revenue producing operations.  The board also believes any savings through cuts in expenses should be applied towards improving the effectiveness of Breda's business operations, rather than offsetting Breda's SEC expenses, because the board does not feel there are any material benefits to Breda or its shareholders from Breda being a reporting company under the Exchange Act.

8

•
Business Combination or Sale.  As part of Breda's regular short term and longer term business planning, the board considers whether a business combination or sale of Breda would be in the best interests of Breda's shareholders.  This alternative is not, however, directly related to addressing the cost and employee time issues related to Breda's Exchange Act obligations.  Also, the board currently believes that Breda staying an independent, going concern is in the best interests of the shareholders and best achieves the business purpose of Breda of providing telecommunications services to the small, rural Iowa communities which are served by Breda and its subsidiaries.

•
Breda Continuing as an SEC Reporting Company.  The board considered Breda continuing as an SEC reporting company.  The board has determined, however, that is not in the best interests of Breda as discussed below.

Reasons For The Structure Of The Reclassification Transaction

The sole purpose of the reclassification transaction is to lower the number of Class A Common Stock shareholders to below 300, with all other classes of Breda's stock after the reclassification to be held by less than 500 shareholders, so that Breda can terminate the registration of its Class A Common Stock under the Exchange Act and discontinue Breda's reporting and other obligations under the Exchange Act.

A key factor in the analysis and final determination of the structure of the reclassification transaction was therefore choosing a structure that would leave Breda with less than 300 Class A Common Stock shareholders and less than 500 shareholders in all other classes of Breda's stock.  Two related factors were the board's desire to reclassify as few Class A Common Stock shareholders as possible to achieve that 300 shareholder mark, and to establish as few new classes of stock as possible to achieve that 300 shareholder mark, while at the same time leaving some room for future growth in the number of shareholders of each class of shares without again triggering the requirement to register a class of shares under the Exchange Act, which kicks in at 500 shareholders.

The other primary factors considered by the board were the goals of:

•	not forcing any shareholder to sell shares to Breda,
•	maintaining to a great extent the historical and existing shareholder ownership, voting and governance concepts and structure,
•	maintaining some level of meaningful voting rights for those shareholders of Breda who currently had voting rights, while still creating a separate class of shares,
•	maintaining the same core economic rights for all classes of shares with respect to dividends or other distributions by Breda, and
•	effecting the termination of Breda's Exchange Act obligations in an as efficient and cost effective manner as practically possible.

The board believes the reclassification transaction as set in the Proposed Articles is a reasonable application of all of the above factors, as discussed below.

9

One of the main questions you no doubt have if you are a Class A Common Stock shareholder who will receive Class C Common Stock in the reclassification transaction is, how was I chosen or designated to receive Class C Common Stock given all of the above factors?  This was one of the most difficult questions that the board needed to  resolve as part of choosing the final structure of the reclassification transaction.

Breda currently has 539 Class A Common Stock shareholders, so to achieve the desired result of Breda having less than 300 Class A Common Stock shareholders, the reclassification transactions needed to result in at least 240 Class A Common Stock shareholders being converted into another class of stock.  As noted above, the board also desired to reclassify as few Class A Common Stock shareholders as possible to achieve that 300 shareholder mark.

The companies who have most recently used a reclassification approach to terminate their Exchange Act registration have generally "chosen" the shareholders who would be reclassified based on the number of shares owned by the shareholders, with the shareholders holding a smaller number of shares (in one case, as an example, 25 or less units) being reclassified into a new class of stock.  In some cases, the companies established various tiers based on the number of shares owned, with each tier being reclassified into a different class of stock.

The board considered that approach, but determined that it was not workable for Breda because most of Breda's Class A Common Stock shareholders own a small number of shares.  For example, 340 of those shareholders own 20 or fewer shares, and 281 of those shareholders own 5 or fewer shares.  The use of this approach was therefore not consistent with the goals of reclassifying as few a shareholders and creating as few new classes of stock as possible, in each case while still achieving the 300 shareholder mark for the Class A Common Stock.

The board also approached the analysis of the best structure for the reclassification transaction in connection with the goal of maintaining to a great extent the historical and existing shareholder ownership, voting and governance concepts and structure.  Those concepts and structure revolve around the general principle that the ownership of Breda, and the voting and governance of Breda, should be maintained locally and with persons who are receiving Breda's historical core service of land line telephone service.

The board reached the conclusion that the reclassification transaction set out in the Proposed Articles was a reasonable approach to attempting to achieve both of the above goals because the categories of Class A Common Stock shareholders which are reclassified to Class C Common Stock are limited, with one exception, to individuals or businesses who no longer are located in the Breda, Iowa or Lidderdale, Iowa telephone exchange areas or who no longer receive land line telephone service from Breda.  Those categories of Class A Common Stock shareholders still held Class A Common Stock by virtue of being "grandfathered" into that capacity in past reclassifications of Breda's stock.  Given the goal of terminating Breda's obligations as a reporting company under the Exchange Act and the resultant benefits to Breda overall from that termination, the board believes, again, the proposed reclassification is a reasonable approach to achieving both the goal of terminating Breda's Exchange Act obligations and the goal of maintaining shareholder control of Breda in local residents who utilize Breda's land line telephone services.

10

The exception referred to in the preceding paragraph is that under the reclassification transaction a business (whether operated as a sole proprietorship or otherwise) or any type of entity that is a Class A Common Stock shareholder will be reclassified as a Class C Common Stock shareholder even if the business or entity is located in the Breda or Lidderdale telephone exchange areas and subscribes to Breda's land line telephone services.  This is a change from Breda's past practices, and is arguably not consistent with the goal of maintaining shareholder ownership and voting in local persons who use Breda's land line telephone services.  The change does, however, effectuate the primary goal of Breda terminating its reporting obligations under the Exchange Act because adding this category to those Class A Common Stock shareholders that will be converted to Class C Common Stock shareholders causes the number of Class A Common stock shareholders to be 289, which is less than the 300 mark that must be reached under Rule 12g-4 of the SEC to terminate the registration of a class of stock under the Exchange Act.  Also, only 23 businesses and entities will be converted to Class C Common Stock shareholders because of this change.

The categories of Class A Common Stock shareholders described above that will be converted into Class C Common Stock shareholders also advance the goals of reclassifying as few Class A Common Stock shareholders as possible to achieve the 300 shareholder mark, and to create as few new classes of stock as possible to achieve the 300 shareholder mark, while at the same time leaving some room for future growth in the number of shareholders of each class without again triggering the registration requirement under the Exchange Act, which kicks in at 500 shareholders.  After the reclassification transaction, Breda will have 289 Class A Common Stock shareholders, and 149 and 250, respectively, Class B Common Stock Shareholders and Class C Common Stock shareholders.

The reclassification approach in the Proposed Articles also recognizes and is consistent with the other factors noted above, as follows:

•	No shareholder is forced to sell any shares to Breda. All shareholders therefore continue to have the opportunity to participate in any future value arising from shares in Breda.

•	The Class C Common Stock shareholders will have the right to vote on the material matters of the election of the directors of Breda and any amendments of the Proposed Articles.

•
The Class A, Class B and Class C Common Stock shareholders will have the same right to dividends and any other distributions based on their aggregate ownership of shares, so those core economic rights are not being changed.

•
Breda is not buying any shares under the reclassification transaction, with Breda's costs being its out of pocket legal, accounting, printing and other costs.  Those costs will be offset over time by cost savings from Breda no longer having reporting and other obligations under the Exchange Act.  The estimated annual out-of-pocket cost savings to Breda from no longer being a reporting company are approximately $144,220, and the estimated aggregate costs to Breda in connection with the reclassification transaction and the termination of Exchange Act registration are approximately $100,000.  Also, the savings from no longer being a reporting company are annual savings (which would likely increase over time if Breda continues to be subject to the Exchange Act), and the out-of-pocket costs to effectuate the reclassification transaction are only "one time" costs.

11

Additional reasons for the reclassification transaction are discussed below.

Reasons For Undertaking The Reclassification Transaction At This Time

The primary reasons the board is proposing the reclassification transaction and termination of Breda's reporting obligations under the Exchange Act at this time can be summarized as follows:

•
The costs, both direct and indirect, to Breda because of Breda being a reporting company under the Exchange Act, do not, in the board's opinion, have any commensurate material benefits to Breda and its shareholders.

•
The business circumstances and prospects of Breda have become significantly more challenged and difficult since Breda became a reporting company in 1999, making the direct and indirect costs to Breda because of Breda being a reporting company more material and potentially adverse to Breda's business and operations.

•
The obligations of a reporting company under the Exchange Act and the rules under the Exchange Act have been increased and have become more complex since Breda became a reporting company in 1999, which has increased both the costs to Breda, and the time spent by Breda, in fulfilling those obligations.  In the board's opinion, the changes to the Exchange Act and the related rules have further made the Exchange Act and the related rules difficult to integrate and correlate with the operating procedures and related cost structures of a smaller company such as Breda.  Although difficult to predict, Breda anticipates that further changes to the Exchange Act and rules are likely, at least over time.

•
Some of the possible benefits to a company and its shareholders from being a reporting company are not as relevant to Breda and its shareholders given the lack of a market for Breda's shares and the various restrictions and limitations on the ownership of Breda's shares.

The above reasons are discussed in more detail below.

A summary of the obligations imposed on a reporting company and of some of the recent changes in those obligations may be helpful to you.

As an SEC reporting company, Breda is required to prepare and file various reports with the SEC, including:

•	An Annual Report on Form 10-K;

12

•	A Quarterly Report on Form 10-Q for each of the first three quarters of Breda's fiscal year;

•
A proxy statement and annual report in connection with each annual meeting of the shareholders, and a proxy statement in connection with each special meeting of the shareholders, such as the Meeting at which the Proposed Articles will be voted upon by the Class A Common Stock shareholders; and

•
A Current Report on Form 8-K, generally within four business days of the occurrence of any of the types of events which are specified in Form 8-K.  Some examples of those events are the entering into, or termination, of a material contract, the resignation of a director, the termination of the employment of an executive officer, and a sale or purchase of material assets.

The Annual Report on Form 10-K must include audited financial statements, and the Quarterly Reports on Form 10-Q must include unaudited financial statements.

Breda's directors and officers are also required to file reports regarding any transactions by them in any of Breda's shares.  Those reports are most often filed on Form 4.

As is discussed in more detail below, Breda incurs fairly significant costs and expenses in the preparation and filing of those various reports.  Breda's management and certain key employees also expend considerable time and resources to prepare and file those reports, resulting in the cost to Breda of that time and energy not being applied towards Breda's core operations and business.

As noted above, the Exchange Act and related rules have been amended and added to since Breda became a reporting company in 1999, resulting in increased obligations on Breda and, accordingly, in Breda's costs and time spent in meeting those obligations.

Some of the changes occurred with the adoption of the Sarbanes-Oxley Act in 2002.  The Sarbanes-Oxley Act imposed various additional obligations on reporting companies.  Some of the compliance related obligations were:

•
Section 302, which established certification requirements for the officers signing SEC reports regarding various matters, including regarding the financial statements included in the reports and a company's internal controls over financial reporting, and that the report does not contain any untrue statements and is not misleading.

•	Section 401, which establishes requirements for financial statements included in SEC reports.

•	Section 404, which requires reporting companies to include in an Annual Report on Form 10-K a management report on the company's internal control over financial reporting.

13

•	Section 407, which addresses disclosures regarding audit committee financial experts.

•	Section 409, which imposes disclosure obligations regarding material changes in financial condition or operations.

•	Section 802, which imposes various penalties and fines for different violations of the Sarbanes-Oxley Act.

As a smaller reporting company, Breda is not required to include in its Annual Reports on Form 10-K an attestation by Breda's auditor regarding the effectiveness of Breda's internal control over financial reporting, which exemption was required by the amendments to Section 404 of the Sarbanes-Oxley Act that were part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  The latter exemption was significant because the auditor attestation on internal controls would have been costly and time consuming, but the other provisions of the Sarbanes- Oxley Act did require Breda to implement new processes and procedures which have increased Breda's cost and time spent on Exchange Act compliance matters.

One reason noted above for pursuing the reclassification transaction and the related termination of Breda's reporting obligations was the direct and indirect costs incurred by Breda due to its reporting and other obligations under the Exchange Act, which, in the board's opinion, are not offset by any commensurate material benefits to Breda and its shareholders.

Breda estimates that its direct costs and expenses arising from its reporting and other obligations under the Exchange Act have averaged approximately $140,740 per year over the last three years, and constituted from approximately 5.6% to 22.9% of Breda's annual operating income during that three year period.  Breda also estimates that those costs have increased from approximately $127,600 per year in 1999, to approximately $221,760 in 2009.  The costs and expenses are comprised of legal fees, accounting and auditor fees, printing and mailing costs, SEC filing related fees and other miscellaneous costs and expenses.  Breda expects those costs to continue to rise over time.

One fact that may be somewhat unique to Breda, at least when compared to most reporting companies, but that arises because of Breda's reporting obligations under the Exchange Act is that in order for Breda's auditors to render an unqualified audit report on Breda's financial statements as is required by the Exchange Act, Breda's auditors must obtain either a representation letter from the auditors for certain companies in which Breda is an owner or review the audit work papers in those cases where the other auditor declines to provide a representation letter.  This issue first arose for Breda with respect to its audited financial statements for the year ended December 31, 2005 because, at that time, Breda's investments in certain limited partnerships became significant to Breda's financial statements for accounting purposes because of the flow through earnings from those partnerships to Breda.  The need to go through this process, and the delays that result from the process, have resulted in Breda being unable to timely file a Form 10-K which complies with the requirements of the Exchange Act, and thereby the need to file subsequent amendments to Breda's Form 10-K filings when the financial information regarding those partnerships finally becomes available.  The need to go through this process has increased Breda's costs by approximately $55,000 per year, with the fees imposed on Breda by the auditors of those partnerships ranging anywhere from $7,500 to $35,000 per year.  Those costs will be ongoing annual costs for Breda, and will likely increase over time.

14

Breda's management and certain key employees also devote substantial time and resources to preparing and filing Breda's various reports with the SEC.  Breda estimates that Breda's management and employees devote approximately 405 hours per year, in the aggregate, on Breda's reporting and other obligations under the Exchange Act.

Breda believes that those funds, and that management and employee time and effort, would be better applied towards Breda's core business and operations in light of what the board believes are the limited benefits that accrue to Breda and its shareholders by reason of Breda being a reporting company.  The possible positive and negative effects of Breda terminating its reporting obligations are discussed below in the "Effects Related To Exchange Act" subsection of the "Effects Of The Reclassification Transaction" section below.

Another reason noted above for pursuing the reclassification transaction and related termination of Breda's reporting obligations was the change in Breda's business circumstances and prospects since Breda became a reporting company in 1999.  You need to review the "Management's Discussion And Analysis Of Financial Condition And Results Of Operations" section of both the Form 10-K and Form 10-Q which are attached to this Proxy Statement as Appendix C and Appendix D for a discussion of those changes.  The changes include substantial reductions in, and substantial future uncertainty about, the interstate and intrastate access charge rates and universal service payments.  Those are Breda's primary categories of revenues, and the decrease in those revenues and likely future reductions in those revenues  increase both the importance of eliminating both the direct out-of-pocket costs and the indirect costs of lost staff time spent on Exchange Act matters so that those funds and time can be directed towards Breda's core business and operations.

Reasons And Purpose For The Rule 13e-3 Transaction By Directors, Officers and Subsidiaries

Daniel Nieland, Dean Schettler, Rick Anthofer, Daniel McDermott, Clifford Neumayer, Neil Kanne and David Grabner are the directors of Breda.  Dean Schettler, Daniel Nieland, Rick Anthofer and Neil Kanne are also, respectively, the President, Vice President, Treasurer and Secretary of Breda.  The executive officers of Breda are Charles Deisbeck, who serves as chief executive officer, and Jane Morlok, who serves as chief financial officer.  The directors and officers of Breda are deemed to join in the filing of this Proxy Statement solely because they are deemed to be affiliates of Breda for purposes of this Proxy Statement under the SEC's rules.

The directors and officers, in those capacities, played a role in Breda's review and consideration of, and structuring of, the reclassification transaction.  The directors all voted in favor of the Proposed Articles and the related reclassification transaction and termination of Breda's reporting obligations under the Exchange Act.  The directors' and officers' reasons and purpose for the reclassification transaction are the same as those of Breda, and the directors and officers do not have any independent or personal reasons or purposes for engaging in the reclassification transaction or terminating Breda's reporting obligations apart from those of Breda.

15

Breda's wholly owned subsidiaries are Prairie Telephone Co., Inc., Westside Independent Telephone Company, BTC, Inc. and Tele-Services, Ltd.  The subsidiaries' reasons and purposes for the reclassification transaction are also the same as Breda's, given that they are wholly owned subsidiaries of Breda.

Effects Of The Reclassification Transaction

The reclassification transaction and resultant termination of Breda's obligations as a reporting company will have various possible neutral, positive and negative effects on Breda, which are discussed below.  As noted elsewhere, Breda's board believes the positive effects outweigh the negative effects when viewed from the overall perspective of Breda.

The following discussion first focuses on effects which are more directly related to the requirements of the Exchange Act and the rules under the Exchange Act.  The discussion is then broken down by the potential effects on Breda and its shareholders generally, Breda's directors, officers and subsidiaries, and the shareholders of Breda's existing classes of stock.  The effects on Breda are also obviously relevant to all of the shareholders as well.

Effects Related To The Exchange Act.  If the reclassification transaction is approved and Breda terminates its obligations under the Exchange Act, Breda, and its officers and directors, as the case may be, will no longer have the following obligations under the Exchange Act, among others, with the following being those that Breda and its officers and directors have generally had since Breda became a reporting company:

•	Breda will not be required to prepare and file with the SEC Quarterly Reports on Form 10-Q.

•	Breda will not be required to prepare and file with the SEC an Annual Report on Form 10-K.

•	Breda will not be required to provide the shareholders with a proxy statement which meets the requirements of the Exchange Act in connection with each meeting of the shareholders.

•	Breda will not be required to provide the shareholders with an annual report along with each proxy statement for each annual meeting of the shareholders.

•	Breda will not be required to file a Current Report on Form 8-K with respect to the events which are described in Form 8-K.

•
Breda will no longer have to follow the various internal practices and procedures that were necessary or appropriate in order for Breda to fulfill its obligations under the Exchange Act and for Breda's officers to give the certifications which are noted in the following paragraph.

16

•
Breda's chief executive officer and chief financial officer will not be required to provide the certifications that they have been required to give as part of certain of the reports that are filed by Breda.  The certifications relate to, in general, the accuracy and completeness of the information in Breda's reports.

•
The directors and officers will no longer be required to file reports with the SEC regarding their ownership of Breda's shares and their sales or purchases of shares, or be subject to liability for short swing trading under Section 16 of the Exchange Act.

The positive effects to Breda and its shareholders from the above are the savings in costs and staff time and energy, which are discussed in more detail under "Effects On Breda And Shareholders Generally" below.

The primary possible negative effects from the above are the following, which the board believes are mitigated as also discussed below:

•
Breda believes that one of the primary benefits of shares being registered under the Exchange Act is that the registration can sometimes increase the liquidity of the shares, and thereby possibly the value of the shares, by reason of the publicly available information about the company and public awareness of the company.  Breda does not, however, believes that these benefits are applicable to Breda's Class A Common Stock for various reasons.  For example, although Breda's Class A Common Stock is registered under the Exchange Act, the shares are not listed or traded on any stock exchange, so there is not an actual public market for the Class A Common Stock.  There are also numerous restrictions on the issuance, ownership and assignability of the Class A Common Stock, all of which greatly limit the liquidity and value of the Class A Common Stock.  For example, as noted elsewhere in this Proxy Statement, the shares of the Series 1 Class A Common Stock can only be held by Eligible Class A Shareholders, which is a very limited category of individuals, the holders of the Series 1 Class A Common Stock only have one vote on matters submitted to the vote of the Class A Common Stock shareholders, regardless of the number of shares they hold, and Breda has the right to purchase the shares of the Class A Common Stock upon any assignment of the shares or the shareholder in question ceasing to be an Eligible Class A Shareholder.  The purchase price in most cases can be determined by the board, with the historical practice being that the purchase price will be from 70% to 75% of the book value per share as of the close of Breda's last fiscal year.  Also, no shareholder may own more than one percent of any class of stock of Breda, and no individual shareholders residing in the same house may own more than two percent of all classes of stock of Breda combined.  Breda's shares of Class A Common Stock are therefore not a liquid investment, or one that is open to very many individuals.

•
The other primary benefit to the shareholders that Breda believes arises from its Class A Common Stock being registered under the Exchange Act is the various reports that Breda files which are publicly available to Breda's shareholders, and the reports and materials that Breda must send to its shareholders, consisting primarily of proxy materials and an annual report.  Once Breda terminates its obligations as a reporting company, Breda will no longer be required to file or provide any of those reports and materials.  Those reports do contain a significant amount of information about Breda and its subsidiaries, including financial information, information on the compensation of Breda's officers and directors, and information on sales and purchases of Breda's shares by its directors and officers.  Breda does currently intend to provide its shareholders with financial information and a form of annual report in connection with each annual meeting of its shareholders, but the financial and other information likely will not include all of the information that would otherwise be required under the Exchange Act.  Breda also currently does not intend to prepare any quarterly reports, as is required under the Exchange Act, or to make any regular reports to its shareholders on any trades by directors or officers in Breda's shares.  The benefit of the reports and information that Breda is required to file or otherwise provide to its shareholders will therefore be lost to a great degree if the reclassification transaction is approved by the Class A Common Stock shareholders.

17

Breda believes, however, that the savings in costs and staff time outweigh from an overall company and shareholder perspective, the loss of some of the reports and other information that would otherwise be required under the Exchange Act.  It is also noteworthy that Breda's shareholders have the right to obtain annual financial statements from Breda, upon request, under Breda's bylaws and under the Iowa Business Corporation Act.

•
Another benefit, although perhaps more indirect, for a company and its shareholders from the company being a reporting company is the processes and procedures that a company must put into place in order to meet the various obligations imposed under the Exchange Act, including disclosure controls and procedures and internal controls over financial reporting and the timely preparation of financial information.  Breda does not believe this benefit will be completely lost, however, if Breda terminates the registration of its Class A Common Stock under the Exchange Act because Breda has already integrated those processes and procedures into its operations, and Breda intends to continue some of those following the termination of registration.  The board also believes, however, that some of the processes and procedures required under the Exchange Act do not integrate or correlate well with the cost and staff structure of a smaller company such as Breda.

Effects On Breda And Shareholders Generally.  The reclassification transaction and related termination of Breda's obligations as a reporting company will have the following possible neutral, positive and negative effects on Breda and its shareholders generally, with the board believing that the negative effects are minimized or mitigated as discussed below:

18

Neutral Effect:

•	Breda's day-to-day business and operations will continue as they are currently being conducted following the reclassification transaction and the termination of registration under the Exchange Act.

Positive Effects:

•
Breda will experience estimated annual savings of $144,220 in out-of-pocket costs and expenses which are currently incurred due to Breda's obligations under the Exchange Act, and which could then be applied towards Breda's core business and operations.  The referenced savings are annual savings, and those costs and expenses will otherwise also likely increase over time.

•	Breda's staff will be able to devote the estimated 405 aggregate hours of staff time per year which are spent on SEC related matters to Breda's core business and operations.

•
Breda's reporting obligations include the filing of various reports with the SEC, which are publicly available.  The reports include financial information and other business information that the board believes in most cases would be better kept confidential, at least with respect to Breda's competitors and others in the industry and the public at large.

•
The board believes that there will be potential increased flexibility for Breda to more timely consider and initiate actions as a non-SEC company, as opposed to having to make various filings with the SEC, which may discourage some companies from wanting to do business with Breda in order to avoid being part of Breda's public disclosures, and which might slow certain transactions down, in particular if the SEC comments on Breda's related filings.

Negative Effects:

•	Some of the possible negative effects are discussed under the subsection above "Effects Related To The Exchange Act".

•
Breda will incur costs, in terms of both dollars and time, in pursuing the reclassification transaction and termination of Exchange Act registration.  Breda's out-of-pocket costs in this regard are estimated to be $100,000.  Breda does not believe, however, those costs will have any material adverse effect on Breda's liquidity, results of operations or cash flow.  Breda's board also believes, the long term cost and staff time savings from the termination of Breda's reporting obligations outweigh these "one time" cost and time commitments.

19

•
The possibility of a decline in Breda's share price as a result of Breda no longer being a reporting company or of a decrease in liquidity of Breda's shares.  As discussed above in "Effects Related To The Exchange Act", however, the board does not believe that Breda being a reporting company affects the price of Breda's shares, other than indirectly through the expenses incurred by Breda as a reporting company, or the liquidity of Breda's shares given the terms and conditions of Breda's shares as set out in both the Existing Articles and the Proposed Articles.

•
Another negative effect would be Breda going through the reclassification transaction and termination of registration, including the costs and time, only to have to register again a class of Breda's shares at a later date.  After the reclassification transaction, Breda will have 289 Class A Common Stock shareholders, 149 Class B Common Stock shareholders, and 250 Class C Common Stock shareholders.  If the number of shareholders of any of those classes is ever 500 or more, Breda will need to register that class of shares under the Exchange Act, which would be costly, and would negate, at least going forward, all of the benefits from the reclassification transaction.  The board does not, however, believe that is likely to occur.  Breda also has the right to purchase any shares upon any assignment of any shares, and Breda could, if it was financially able to do so, exercise that right as necessary to prevent any class of shares from being owned by 500 or more shareholders.

Effects On Directors, Officers And Subsidiaries Of Breda. The reclassification transaction will not have any material effect on Breda's directors or executive officers, other than with respect to any reclassification of their shares of Class A Common Stock which occurs by operation of the terms of the Proposed Articles.  Any such reclassification will be on the same terms as apply to the other shareholders.  All of the directors will continue to hold shares of the Class A Common Stock after the reclassification.

Another effect of the reclassification on the directors and officers is that the percentage of voting shares held by the directors and officers of Breda will increase given that some current Class A Common Stock shareholders will be reclassified and converted into Class C Common Stock shareholders, thereby only having voting rights on the election of directors and the amendment of the Proposed Articles.  This same effect occurs, however, with respect to all of the shareholders who will continue to own Class A Common Stock after the reclassification transaction.  The directors and officers owned, as a group, approximately 1.78% of the outstanding shares of Class A Common Stock as of the mailing of this Proxy Statement, and they will own, as a group, approximately 3.24% of the outstanding shares of the Class A Common Stock following the reclassification transaction.

The directors and officers will no longer be required to file reports under the Exchange Act regarding their ownership of, and sales and purchases of, shares of Breda's stock following the reclassification transaction.  They will also no longer have any potential liability for short swing trading under Section 16 of the Exchange Act.

The compensation and benefits of the directors and officers will not change as a result of the reclassification transaction.

20

The reclassification transaction will have the same effect on Breda's subsidiaries that it has on Breda, given that all of Breda's subsidiaries are wholly owned subsidiaries.

Effects On Existing Series 1 And Series 2 Class A Common Stock Shareholders Who Are Eligible Class A Shareholders.  The reclassification transaction will have the following primary neutral and possible positive and negative effects on the holders of the existing Series 1 and Series 2 Class A Common Stock who are Eligible Class A Shareholders under the Proposed Articles.  The effects of the reclassification transaction on Breda as discussed above are also relevant to the Eligible Class A Shareholders.  The existing Series 1 and Series 2 Class A Common Stock has the same material terms under the Existing Articles.

An "Eligible Class A Shareholder" is (i) any individual who is at least 18, whose principal residence is both located within the Breda, Iowa or Lidderdale, Iowa telephone exchange areas of Breda and receives land line telephone service from Breda, and who is listed on the account for the land line telephone service (referred to in the Proposed Articles as an "Individual Subscriber"), and (ii) any one of the grandparent, parent, brother, sister, spouse, child or grandchild of the Individual Subscriber, so long as they are at least 18 and their principal residence is with the Individual Subscriber (referred to in the Proposed Articles as a "Related Subscriber" or "Related Person").  There can only be one Individual Subscriber and one Related Subscriber per residence.

Neutral Effect:

•
An Eligible Class A Shareholder will own the same number of shares of Series 1 Class A Common Stock, with the same terms, after the reclassification.  (The existing Series 1 and Series 2 Class A Common Stock shareholders will receive shares of the Series 1 Class A Common Stock under the Proposed Articles.)

Positive Effect:

•
The Eligible Class A Shareholders will hold a greater percentage of the votes on all matters than they did before the reclassification transaction, other than on the election of directors and the amendment of the Proposed Articles, because all shares of the existing Class A Common Stock that are held by Eligible Class C Shareholders and Grandfathered Class C Shareholders will be reclassified and converted into shares of the Class C Common Stock under the Proposed Articles.  The Class C Common Stock only has voting rights on the election of directors and any amendments of the Proposed Articles.

Negative Effect:

•
There will be fewer holders of the Class A Common Stock after the reclassification transaction, and the category of shareholders who can hold Class A Common Stock under the Proposed Articles is limited to Eligible Class A Shareholders.  For example, a business or entity cannot be an Eligible Class A Shareholder under the Proposed Articles even if the business or entity is located in Breda or Lidderdale and receives phone services from Breda.  These facts may lower the liquidity of the Class A Common Stock and thereby the price a third party might pay for shares of the Class A Common Stock.

21

Effect On Existing Series 1 And Series 2 Class A Common Stock Shareholders Who Are Grandfathered Class C Shareholders Or Eligible Class C Shareholders.  The reclassification transaction will have the following primary neutral and negative effects on the holders of the existing Series 1 and Series 2 Class A Common Stock who are either a Grandfathered Class C Shareholder or an Eligible Class C Shareholder.  The board does not believe there are any direct positive effects to Grandfathered Class C Shareholders or Eligible Class C Shareholders from the reclassification transaction.  The effects of the reclassification transaction on Breda that are discussed above are, however, also relevant to Grandfathered Class C Shareholders and Eligible Class C Shareholders, including the positive effects on Breda.

A "Grandfathered Class C Shareholder" means (i) any individual who at the time of the filing of the Proposed Articles owns any shares of the Class A Common Stock but is not an Eligible Class A Shareholder, and (ii) any business or entity which owns any shares of the Class A Common Stock at the time of the filing of the Proposed Articles and which is not an Eligible Class C Shareholder.

An "Eligible Class C Shareholder" means any business or entity whose principal place of business is located within the Breda, Iowa or the Lidderdale, Iowa telephone exchange areas served by Breda and which receives land line telephone service from Breda for that place of business.

Neutral Effects:

•	Each Grandfathered Class C Shareholder and Eligible Class C Shareholder will own the same number of shares of Breda following the reclassification transaction as they held before the transaction.

•
The shares of the Series 1 Class C Common Stock that will be held by Grandfathered Class C Shareholders and Eligible Class C Shareholders following the reclassification transaction will have the same rights with respect to dividends and other distributions that those shareholders had with respect to the shares of the Series 1 or Series 2 Class A Common Stock that they held before the reclassification.

Negative Effects:

•
The Series 1 and Series 2 Class A Common Stock held by Grandfathered Class C Shareholders and Eligible Class C Shareholders had full voting rights, but the shares of the Series 1 Class C Common Stock that will be held by these categories of shareholders after the reclassification transaction will only vote on the election of directors and the amendment of the Proposed Articles.  The Grandfathered Class A Shareholders and Eligible Class C Shareholders will therefore be giving up voting rights, including on any sale of all or substantially all of the assets of Breda, any merger of Breda or the dissolution and liquidation of Breda.

22

•
The limited voting rights of the Class C Common Stock may adversely affect the price a third party is willing to pay for shares of the Class C Common Stock and the liquidity of the Class C Common Stock.

•
The Shares of the Class C Common Stock will automatically convert to shares of the Class B Common Stock, which has no voting rights, if the shares are assigned to anyone other than an Eligible Class A Shareholder or an Eligible Class C Shareholder, so there is a limited group of persons who may have an interest in acquiring shares of the Class C Common Stock.  The latter fact may adversely affect both the liquidity of the Class C Common Stock and the price a third party may be willing to pay for shares of the Class C Common Stock.

Effect On Existing Series 3 Class A Common Stock Shareholders Who Are Eligible Class A Shareholders.  Breda's existing Series 3 Class A Common Stock was held by 20 shareholders as of the mailing of this Proxy Statement.  The Series 3 Class A Common Stock has the same rights as the existing Series 1 and Series 2 Class A Common Stock, with one exception.  The exception is that the holders of the existing Series 3 Class A Common Stock are entitled to one vote per share on each matter submitted to the vote of the Class A Common Stock shareholders, whereas the holders of both the existing Series 1 and Series 2 Class A Common Stock only have one vote on each matter submitted to the vote of the Class A Common Stock shareholders, regardless of the number of shares of the Series 1 or Series 2 Class A Common Stock held by the shareholder in question.  The existing Series 3 Class A Common Stock represents the remaining shares of Breda's former Class A Stock that were outstanding on February 28, 1995 and that were granted the "one vote per share" voting rights in connection with a transaction by Breda in 1995.

The "one vote per share" voting rights on all shareholder voting matters of the existing Series 3 Class A Common Stock is carried over in the Proposed Articles for Eligible Class A Shareholders because, under the Proposed Articles, each share of the existing Series 3 Class A Common Stock which is held by an Eligible Class A Shareholder will be reclassified and converted into one share of the Series 2 Class A Common Stock under the Proposed Articles.  The holders of the Series 2 Class A Common Stock under the Proposed Articles have one vote for each share of the Series 2 Class A Common Stock on each matter that is submitted to the vote of the Class A Common Stock shareholders.

The reclassification transaction will have the following primary neutral and positive effects on the holders of the existing Series 3 Class A Common Stock who are Eligible Class A Shareholders.  The board does not believe there are any direct negative effects from the reclassification transaction to the holders of the existing Series 3 Class A Common Stock who are Eligible Class A Shareholders.  The effects of the reclassification transaction on Breda as discussed above are also relevant to the Eligible Class A Shareholders.

23

Neutral Effect:

•
An Eligible Class A Shareholder will own the same number of shares of the Series 2 Class A Common Stock, with the same terms, after the reclassification transaction that the shareholder held before the transaction.

Positive Effect:

•
The Eligible Class A Shareholders will hold a greater percentage of the votes on all matters after the reclassification than they held before the reclassification, other than on the election of directors and the amendment of the Proposed Articles, because all shares of the existing Class A Common Stock that are held by Eligible Class C Shareholders and Grandfathered Class C Shareholders will be reclassified and changed into shares of the Class C Common Stock under the Proposed Articles.  The Class C Common Stock only has voting rights on the election of directors and any amendments of the Proposed Articles.

Effect On Existing Series 3 Class A Common Stock Shareholders Who Are Grandfathered Class C Shareholders Or Eligible Class C Shareholders.  The reclassification transaction will have the following primary neutral and negative effects on the holders of the existing Series 3 Class A Common Stock who are either a Grandfathered Class C Shareholder or an Eligible Class C Shareholder.  The board does not believe there are any direct positive effects to Grandfathered Class C Shareholders or Eligible Class C Shareholders from the reclassification transaction.  The effects of the reclassification transaction on Breda that are discussed above are, however, also relevant to Grandfathered Class C Shareholders and Eligible Class C Shareholders, including the positive effects on Breda.

Neutral Effects:

•	Each Grandfathered Class C Shareholder and Eligible Class C Shareholder will own the same number of shares of Breda following the reclassification transaction as they held before the transaction.

•
The shares of the Series 2 Class C Common Stock that will be held by Grandfathered Class C Shareholders and Eligible Class C Shareholders following the reclassification transaction will have the same rights with respect to dividends and other distributions that those shareholders had with respect to the shares of the Series 3 Class A Common Stock that they held before the transaction.

Negative Effects:

•
The Series 3 Class A Common Stock held by Grandfathered Class C Shareholders and Eligible Class C Shareholders had full voting rights, but the shares of the Series 2 Class C Common Stock that will be held by these categories of shareholders after the reclassification transaction will only vote on the election of directors and the amendment of the Proposed Articles.  The Grandfathered Class A Shareholders and Eligible Class C Shareholders will therefore be giving up voting rights, including on any sale of all or substantially all of the assets of Breda, any merger of Breda or the dissolution and liquidation of Breda.

24

•
The limited voting rights of the Class C Common Stock may adversely affect the price a third party is willing to pay for shares of the Class C Common Stock and the liquidity of the Class C Common Stock.

•
The Shares of the Class C Common Stock will automatically convert to shares of the Class B Common Stock, which has no voting rights, if the shares are assigned to anyone other than an Eligible Class A Shareholder or an Eligible Class C Shareholder, so there is a limited group of persons who may have an interest in acquiring shares of the Class C Common Stock.  The latter fact may adversely affect both the liquidity of the Class C Common Stock and the price a third party may be willing to pay for shares of the Class C Common Stock.

Effect On Class B Common Stock Shareholders.  Breda's existing Class B Common Stock has the same rights as Breda's existing Class A Common Stock under the Existing Articles, except that the Class B Common Stock has no voting rights.  The same approach is taken under the Proposed Articles, so there are no changes to the terms of Breda's Class B Common Stock under the Proposed Articles.  No shares of Class A Common Stock are reclassified and converted into shares of the Class B Common Stock by virtue of the reclassification transaction set out in the Proposed Articles, and there are no changes in the Proposed Articles from the Existing Articles in the circumstances on which shares of another class of shares of Breda will be reclassified and converted into shares of the Class B Common Stock in the future.  The board therefore believes that there are no direct positive or negative effects to the Class B Common Stock shareholders from the reclassification transaction.  The effects of the reclassification transaction on Breda that are discussed above are, however, also relevant to the Class B Common Stock shareholders.

The Class B Common Stock shareholders do not have the right to vote on the reclassification transaction.

Plans Or Proposals Following The Reclassification Transaction

As discussed above, the voting rights of the existing Class A Common Stock shareholders who are Grandfathered Class C Shareholders and Eligible Class C Shareholders will be changed pursuant to the reclassification transaction from having the right to vote on all matters that are presented to the Class A Common Stock shareholders to only having the right to vote on the election of the directors of Breda and any amendments to the Proposed Articles.  The Grandfathered Class C Shareholders and Eligible Class C Shareholders will therefore no longer have the right to vote on, for example, any sale of all or substantially all of the assets of Breda, any merger involving Breda, or the dissolution of Breda.

Breda does not currently have any plans or proposals under consideration to effect any sale of a material amount of Breda's or any of its subsidiaries' assets, any merger involving Breda, the dissolution of Breda, or any other material change in Breda's corporate structure or business.  Breda's management is, however, as part of its normal and ordinary course business planning, analyzing what opportunities may be available to Breda, and there is always the possibility that Breda could be approached by a third party, or that Breda could approach a third party, with a proposed transaction that Breda is not aware of at this time.  Accordingly, although Breda has no current plans or proposals of the type noted above and on which a vote would be taken, there is always the possibility that such a transaction will arise in the future, and even relatively soon after the reclassification transaction.

25

Material Federal Income Tax Consequences Of The Reclassification Transaction

The following discussion is only a general summary of the material United States federal income tax consequences of the reclassification transaction.  The discussion does not consider the particular facts and circumstances of any particular shareholder of Breda, and the discussion assumes that you hold, and will continue to hold, your shares of Breda's stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code").  The discussion is based upon the Code, US Treasury Department regulations, and administrative rulings and judicial decisions interpreting the Code, all as in effect as of the date of the mailing of this Proxy Statement. All of those laws, regulations, rulings and decisions are, however, subject to change at any time, possibly with retroactive effect.  No assurance can be given that, after any such change, this discussion would not be materially different with respect to Breda or any shareholder of Breda.  Also, no opinion of counsel or ruling from the Internal Revenue Service has been or will be sought or obtained with respect to the tax consequences of the reclassification transaction, and the conclusions noted in the following discussion are not binding on the Internal Revenue Service.  Accordingly, the Internal Revenue Service or the courts could disagree with the following discussion.

The U.S. federal income tax laws are complex, and the tax consequences of the reclassification transaction could vary depending upon each shareholder's individual circumstances or tax status.  Accordingly, this summary is not a complete description of all of the potential tax consequences of the reclassification transaction, and, in particular, does not address United States federal income tax considerations that may affect the treatment of holders of shares subject to special treatment under United States federal income tax law, including, for example, foreign persons, financial institutions, dealers in securities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt entities, individual retirement accounts, holders who acquired their shares as compensation and holders who hold shares as part of a "hedge," "straddle," or "conversion" transaction.

The following discussion also does not address any possible state, local or foreign tax consequences of the reclassification transaction.

Federal Income Tax Consequences To Breda.  The reclassification transaction will be a tax free reorganization described in Section 368(a)(1)(E) of the Code.  Accordingly, Breda will not recognize any gain or loss in connection with the reclassification transaction.

26

Federal Income Tax Consequences To Shareholders Who Continue To Own Class A Common Stock After The Reclassification.  If you are a shareholder who will continue to hold shares of the Class A Common Stock after the reclassification transaction, you will not recognize any gain or loss as a result of the reclassification.  You will have the same tax basis and holding period in your shares of Class A Common Stock as you had in your shares of Class A Common Stock immediately prior to the reclassification transaction.

Federal Income Tax Consequences To Shareholders Who Will Receive Class C Common Stock As Part Of The Reclassification Transaction.  If you are a shareholder who will receive shares of either the Series 1 or Series 2 Class C Common Stock in exchange for your existing shares of the Class A Common Stock of Breda, you will not recognize any gain or loss in the reclassification transaction.  You will have the same tax basis and holding period in your shares of Class C Common Stock as you had in your shares of Class A Common Stock of Breda.

The above discussion of anticipated material United States federal income tax consequences of the reclassification transaction is based upon present law, which is subject to change, possibly with retroactive effect.  You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification transaction on you and in light of your specific facts and circumstances.

Fairness Of The Going Private Transaction

Articles IV and V of the Proposed Articles set out the terms of the reclassification transaction and the material terms and rights of the Class A Common Stock, the Class B Common Stock and the Class C Common Stock that are authorized under the Proposed Articles.

Based upon a careful review and analysis of the overall facts and circumstances relating to the reclassification transaction, Breda's board believes the reclassification transaction as set out in Articles IV and V of the Proposed Articles is substantively and procedurally fair to Breda's unaffiliated shareholders.  Under the SEC rules that are applicable to the reclassification transaction and this Proxy Statement, Breda's unaffiliated shareholders are all of Breda's shareholders other than those shareholders that are also directors or executive officers of Breda.  The board also believes the reclassification transaction is substantively and procedurally fair to the shareholders who are directors or executive officers of Breda given that the reasons and purposes for the reclassification transaction from the viewpoint of the directors and offices are the same as those of Breda, as discussed above at "Reasons And Purpose For The Rule 13e-3 Transaction By Directors, Officers And Subsidiaries", on page 15, and at "Effects Of The Reclassification Transaction--Effects On Directors, Officers And Subsidiaries Of Breda", on page 20.

The Proposed Articles were unanimously approved by the board.  None of Breda's directors are employees of Breda.

The directors did not retain an unaffiliated representative to act solely on behalf of the unaffiliated shareholders for purposes of negotiating the terms of the Rule 13e-3 transaction or preparing a report concerning the fairness of the transaction, and Breda has not included in the reclassification transaction a right for any shareholder to obtain counsel or appraisal services at Breda's expense.  Breda also did not otherwise receive any report, opinion or appraisal from an outside party that is materially related to the Rule 13e-3 transaction, including any relating to the fairness of the transaction to Breda or its shareholders.  The directors did not believe such a representative, report, opinion or appraisal  would have added material insight to the reclassification transaction given that Breda's affiliated and unaffiliated shareholders will be treated identically in the reclassification transaction and also in the shareholder approval process for the reclassification transaction.

27

Substantive Fairness

The board considered the substantive fairness of the reclassification transaction as it relates to all shareholders generally, to the shareholders who will hold Class A Common Stock following the reclassification transaction, to the shareholders who will hold Class C Common Stock following the reclassification transaction, and to the shareholders who will continue to hold Class B Common Stock after the reclassification transaction.  The board's determination that the reclassification transaction is substantively fair to the shareholders who will hold Class C Common Stock following the reclassification transaction includes the determination and conclusion that the exchange of each share of the existing Class A Common Stock held by those shareholders for a share of either the Series 1 or Series 2 Class C Common Stock under the Proposed Articles is substantively fair in light of all factors considered by the board.

The board considered the following material factors in reaching the board's conclusion that the reclassification transaction is substantively fair to Breda's shareholders.

Factors Affecting Fairness To All Shareholders.  The following factors affect the fairness of the reclassification transaction to all of Breda's shareholders:

•
All shareholders will continue to hold shares in Breda, and no shareholder will be required to sell their shares in Breda, as would be the case in a cash out merger or a tender offer by Breda.  The shareholders will therefore continue to have an opportunity to participate in any future growth of Breda after the reclassification transaction.

•
The Class A Common Stock, Class B Common Stock and Class C Common Stock authorized under the Proposed Articles have the same rights to dividends and other distributions by Breda, including on any dissolution by Breda, with those rights for each shareholder being based upon, in general, the shareholder's percentage ownership of the total outstanding shares of Breda.  The same approach is taken under the Existing Articles.  The shareholders will therefore have the same opportunity to participate in any future dividends or distributions by Breda after the reclassification transaction as they did before the transaction.

•	The reclassification transaction will not result in a taxable event for Breda or for any shareholder.

28

•	Breda's shareholders who are directors or officers will be treated in the same manner as all other shareholders and will be reclassified on the same terms as other shareholders.

•
Since all of Breda's shareholders will continue as shareholders following the reclassification transaction, all of the shareholders will benefit from the reduced annual expenses over the long term that will result from Breda no longer having to comply with the reporting and other obligations under the Exchange Act.  Breda estimates that it currently incurs approximately $144,220 annually for out-of-pocket costs and expenses related to compliance with the Exchange Act, and the board anticipates that those costs and expenses will continue to increase over time.  Breda estimates that its out-of-pocket costs and expenses related to the reclassification transaction and the related termination of its reporting obligations will be approximately $100,000, so those costs will be recouped by the cost savings from Breda being subject to the Exchange Act in less than one year.

If Breda had deregistered effective as of January 1, 2009, Breda's book value per share would have increased by approximately $7.19 per share, or 1.3%, from $587 per share on a historical basis, to $592 per share on a pro forma basis as of December 31, 2009.  The referenced increase in book value per share would have been a direct result of the reduced expenses resulting from Breda no longer needing to comply with the requirements of the Exchange Act.  As noted above, the cost savings from deregistering are annual cost savings, and Breda would otherwise incur those costs every year (and likely higher costs each year), so the annual cost savings will technically increase the book value per share every year.

Breda has the first right to purchase shares of the existing Class A Common Stock and Class B Common Stock under the Existing Articles upon, among other things, any proposed assignment of a share.  Breda will have the same right under the Proposed Articles.  Under both the Existing Articles and the Proposed Articles, the purchase price payable for the shares is determined by the board.  The board has historically established that purchase price at a percentage of the book value of Breda's shares.  Any increase in the book value of Breda's shares through reduced expenses achieved through terminating Breda's obligations as a reporting company would also therefore potentially benefit a shareholder in the event Breda ever exercises its purchase right under the Proposed Articles.

•
Since all of Breda's shareholders will continue as shareholders following the reclassification transaction, all of the shareholders will also benefit from the fact that, after the reclassification transaction, Breda's staff will be able to devote all of the time and energy spent on Exchange Act obligations and compliance to Breda's core business and operations.  Breda estimates that its staff and employees devote approximately 405 hours per year, in the aggregate, to Exchange Act obligations and compliance.  If you assume those hours only have a value of $46.60 per hour, the result is a savings of $18,873 applied to Breda's core business and operations.  Breda has a relatively small staff, and the board believes that the need for the staff to devote time to Exchange Act obligations and compliance does adversely affect the staff's ability to timely perform their other duties.  The board acknowledges that the "savings" and actual benefits to Breda based on this factor are difficult to quantify, but the board believes this factor is a relevant and valid consideration for Breda.

29

•
As discussed above in this Proxy Statement, the board believes that Breda and its shareholders receive limited benefits from Breda being a reporting company because of Breda's small size, limited trading of Breda's shares and the various restrictions on the issuance, ownership and assignment of shares, when compared to the costs in terms of both dollars and time spent on the reports and other compliance with the Exchange Act.  The board believes that the costs to Breda of being a public company are not commensurate with, and in fact outweigh, any benefits to the shareholders from Breda being a public company.  The primary benefits that the board believes accrue to the shareholders from Breda being a public company are noted in the following paragraph.

•
The primary potential benefits to Breda's shareholders from Breda being a public company are the availability of the quarterly and annual reports that Breda must file with the SEC, the proxy statements and the annual report Breda is required to provide to the shareholders, and the availability of the filings on the directors' and officers' sales and purchases of Breda's shares.  Breda anticipates, however, continuing to provide its shareholders with some form of an annual report that will include financial statements.

•
The board considered whether Breda terminating its reporting obligations would lower Breda's public profile in a way that might be detrimental to Breda.  For example, the board considered whether Breda being a reporting company somehow created additional opportunities for Breda with third parties in the industry, or would make it potentially easier for Breda to negotiate or finalize transactions with third parties due to the information that Breda is required to prepare, maintain and file under the Exchange Act.  As other examples, the board considered whether Breda being a reporting company might make it easier for Breda to raise additional equity in the future, or to issue debt obligations or obtain loans from third parties, or might generate interest in individuals becoming a shareholder of Breda, thereby creating some liquidity for Breda's shares.  The board concluded, however, that none of these factors, to the extent valid in the first instance, could be sufficiently quantified to override the clear cost and time savings that will accrue to Breda and its shareholders from Breda terminating its reporting obligations under the Exchange Act.  The board also concluded that it was likely that any third party desiring to conduct any activities in the telecommunications industry in the areas served by Breda and its subsidiaries would identify Breda as the entity to contact and deal with, and that Breda could prepare or develop any information needed by any third party in connection with any such transaction.  The board also concluded that Breda's status as a reporting company likely does not generate any potential purchasers for Breda's shares, and that even if it does have that effect, the various restrictions on the issuance, ownership and assignment of Breda's shares as set out in the Existing Articles and the Proposed Articles greatly limit the interest of any potential purchaser of any shares of Breda.

30

The board did not allocate any specific weight or importance to any of the above factors in determining that the reclassification transaction is substantively fair to the shareholders as a group, but rather viewed each of the above factors as material to that determination.  The primary factors which led the board to initially consider and pursue the reclassification transaction, however, were the fifth, sixth and seventh factors noted above.

Factors Affecting Fairness To Shareholders Who Will Hold Class A Common Stock After The Reclassification Transaction.  In addition to the factors applicable to all of Breda's shareholders set forth above, the board considered the following factors in reaching the determination that the reclassification transaction was substantively fair to the shareholders who will hold Class A Common Stock following the reclassification transaction:

•
The shareholders who will hold shares of the Class A Common Stock following the reclassification transaction will be holding shares that have the same rights as the shares of the existing Class A Common Stock that they held immediately prior to the reclassification transaction.  The Class C Common Stock authorized by the Proposed Articles does not have any preferences over the Class A Common Stock, whether with respect to voting, dividends or other distributions, or otherwise.  This is the primary and material factor which led the board to conclude that the reclassification transaction is substantively fair when considered from the perspective of only the shareholders who will hold shares of the Class A Common Stock following the reclassification transaction.

•
The shareholders who will hold Class A Common Stock following the reclassification transaction will continue to hold shares which have voting rights on all matters that are submitted to the shareholders.  By contrast, the shareholders who will be reclassified and converted into shares of the Class C Common Stock will be switched from shares that have voting rights on all matters, to shares which only have voting rights on the election of directors and the amendment of the Proposed Articles.  The voting influence of the shareholders who hold Class A Common Stock will therefore be increased on all matters other than the election of directors and the amendment of the Proposed Articles, including, for example, with respect to the sale of assets, a merger involving Breda or the dissolution of Breda.  Although this factor is favorable to shareholders who will hold Class A Common Stock, and, accordingly, adds to the determination that the reclassification transaction is substantively fair to those shareholders, the board did not have that result as a desired or necessary component of the reclassification transaction.  Rather, the board believes this result is an incidental effect that arises out of effecting the reclassification transaction through the establishment of the Class C Common Stock and the conversion of the existing shares of the Class A Common Stock held by Eligible Class C Shareholders and Grandfathered C Class Shareholders into shares of the Class C Common Stock.  As discussed elsewhere in this Proxy Statement, however, the board also believes those categories were established in a manner which is generally consistent with the historical ownership and control structure of Breda.

•
The category of "Eligible Class A Shareholders" has been limited in the Proposed Articles because, under the Proposed Articles, the category can no longer include any business or any type of entity.  This change may decrease the liquidity of the Class A Common Stock after the reclassification because there are fewer persons which are eligible to hold the Class A Common Stock.  The board viewed this as a negative factor to the shareholders who will hold Class A Common Stock after the reclassification transaction.

31

Factors Affecting Fairness To Shareholders Who Will Hold Class C Common Stock After The Reclassification Transaction.  In addition to the factors applicable to all of Breda's shareholders set forth above, the board considered the factors discussed below in reaching the determination that the reclassification transaction was substantively fair to the shareholders who will hold Class C Common Stock following the reclassification transaction.  The following factors were all primarily considered as negative factors to the shareholders who will hold Class C Common Stock, but the board determined that the following factors were outweighed by the factors applicable to all shareholders that are described above, including that the Class C Common Stock shareholders will hold the same number of shares and the same rights to dividends and other distributions by Breda following the reclassification transaction that they had before the transaction.

•
The Class C Common Stock shareholders will be exchanging their existing shares of Class A Common Stock that have full voting rights, for the shares of the Class C Common Stock, which only have voting rights on the election of directors and amendments to the Proposed Articles.  The board viewed this as a negative factor; although with the right to vote on the election of directors, the Class C Common Stock shareholders will at least be able to participate in the election of the body that oversees the day-to-day operations of Breda and its officers, and with the right to vote on any amendments to the Proposed Articles, the Class C Common Stock shareholders will have the right to participate in the vote on any changes to the document which sets outs the rights and terms of the Class C Common Stock.  The Class C Common Stock shareholders will not, however, control either of those voting matters, and will instead vote as a single voting group with the Class A Common Stock shareholders.

•
The Class C Common Stock shareholders will be receiving shares with limited voting rights, which may adversely affect the price a third party is willing to pay for shares of the Class C Common Stock and the liquidity of the Class C Common Stock.  The Class C Common Stock shareholders will not, however, receive any cash or other consideration for their existing Class A Common Stock shares, other than an equal number of shares of Class C Common Stock.  The Class C Common Stock will also have no preferences over the Class A Common Stock as to dividends or other distributions by Breda or any other matter.

•
The shareholders receiving Class C Common Stock in the reclassification do not have appraisal or dissenters' rights because of the reclassification, so they cannot elect to dissent and require Breda to purchase their shares at their fair value.

As noted above, however, the board has determined that based on the factors applicable to all of Breda's shareholders, the reclassification transaction is substantively fair to the shareholders who will receive Class C Common Stock in the reclassification transaction.

32

Factors Affecting Fairness To Class B Common Stock Shareholders.  The board determined that the reclassification transaction is substantively fair to the Class B Common Stock shareholders because there are no changes to the terms of the Class B Common Stock under the Proposed Articles, none of the Class B Common Stock shareholders are reclassified into a different class of shareholders, and the circumstances upon which the other classes of stock of Breda will be converted into Class B Common Stock are not changed under the Proposed Articles.  The reclassification transaction therefore has no direct adverse effects on the Class B Common Stock, and the Class B Common Stock shareholders will still obtain the benefits from the factors which are applicable to all of the shareholders of Breda as discussed above.

Other Considerations.  The board did not consider any current market prices for Breda's shares, any historical market prices for Breda's shares, Breda's going concern value or Breda's liquidation value in reaching the determination that the reclassification transaction is substantively fair to Breda's shareholders.  The primary reason that the board did not consider current market prices or historical market prices is because none of Breda's shareholders are being "cashed out" in connection with the reclassification transaction; rather, all shareholders will continue to own shares in Breda following the reclassification transaction.  The board also did not consider any current or historical market prices for Breda's shares because there is no public trading market for Breda's shares, and Breda's shares are otherwise not actively traded, with all transactions within the past 12 years being either repurchases of shares by Breda or transactions among existing shareholders of Breda or from a shareholder of Breda to a family member in transactions such as gifts or transfers pursuant to estate processes.  The board also did not consider current or historical market prices for Breda's shares because Breda's board of directors has historically "valued" Breda's shares for purposes of Breda exercising its right of first refusal under the Existing Articles at anywhere from 70% to 75% of the book value of Breda, and nearly all transactions among the shareholders with respect to Breda's shares have also been at or near that amount.

The board did not consider the going concern value or liquidation value of Breda because any such values would be determined by the facts and circumstances of Breda at the time of sale or liquidation.  The board also does not believe that the reclassification transaction will have any material affect on Breda's going concern value or liquidation value and will not be determinative of either Breda's going concern value or liquidation value.

Also, as noted previously, the Class A Common Stock, Class B Common Stock and Class C Common Stock authorized under the Proposed Articles have the same rights to dividends and other distributions by Breda, including on any dissolution and liquidation by Breda, with those rights being based upon, in general, the shareholder's percentage ownership of the total outstanding shares of Breda.  The same approach is taken under the Existing Articles.  All of the shareholders of Breda following the reclassification transaction will therefore have the opportunity to share in any going concern value or liquidation value of Breda on the same terms as existed prior to the reclassification transaction.

The board also believes that the limited market for Breda's shares and the various restrictions on the issuance, ownership and assignment of Breda's shares, make the most likely liquidity event for shareholders a sale or merger of Breda, such that any current or historical market prices for Breda's shares are not materially relevant to analyzing the reclassification transaction.

33

Procedural Fairness

The board considered the procedural fairness of the reclassification transaction as it relates to Breda's unaffiliated shareholders, and determined that the reclassification transaction is procedurally fair to the nonaffiliated shareholders.  As previously noted, under the SEC rules that are applicable to the reclassification transaction and this Proxy Statement, Breda's unaffiliated shareholders are all of the shareholders other than those shareholders that are also directors or executive officers of Breda.  The board also believes the reclassification transaction is procedurally fair to the shareholders who are also directors or executive officers of Breda given that the terms of the shareholder approval process of the reclassification transaction are the same for all shareholders, whether or not the shareholders are also directors or executive officers.

The board considered the following factors as material in reaching the board's conclusion that the reclassification transaction is procedurally fair to Breda's shareholders.

•
The reclassification transaction is being submitted to the Class A Common Stock shareholders of Breda in accordance with the governing documents of Breda and the requirements of the Iowa Business Corporation Act.  Under Section 490.1004 of the Iowa Business Corporation Act, the holders of the existing Series 1, Series 2 and Series 3 Class A Common Stock must vote as separate voting groups on the reclassification transaction and otherwise on the Proposed Articles because of the fact that some of the shares of the Class A Common Stock will be reclassified into shares of Class C Common Stock pursuant to the Proposed Articles.  Voting by separate voting groups means that the holders of the Series 1, Series 2 and Series 3 Class A Common Stock must separately approve the reclassification transaction and the Proposed Articles, so if any series of the Class A Common Stock does not approve of the reclassification transaction or otherwise of the Proposed Articles, the Proposed Articles will not be approved or effective.  A series of the Class A Common Stock will, therefore, be able to determine, as a separate voting group, whether the reclassification transaction and the other terms of the Proposed Articles should be approved by those shareholders.

•
Section 490.1003(5) of the Iowa Business Corporation Act requires that a quorum for a voting group for the purpose of amending the articles of incorporation of a corporation must be at least a majority of the votes entitled to be cast on the amendment by the voting group.  A quorum for the Series 1, Series 2 and Series 3 Class A Common Stock for the vote on the reclassification transaction will therefore be a majority of the votes which are entitled to be cast on the reclassification transaction by those respective series of the Class A Common Stock.  A majority of the votes entitled to be cast by each of the series of the existing Class A Common Stock must therefore exist in order for there to be a quorum for the vote upon the Proposed Articles.  Shareholder action by each of those voting groups on the reclassification transaction and otherwise on the Proposed Articles will be approved if the votes cast within the voting group favoring the reclassification transaction and the other provisions of the Proposed Articles exceed the votes cast opposing the matter.  The referenced quorum and voting requirements are higher than those that would otherwise be required under Breda's governing documents, with a quorum under Breda's governing documents being any number of votes entitled to be cast on a matter by a voting group of shareholders.  Although a "super majority" or other heightened vote is not required to approve the reclassification transaction by any of the series of the existing Class A Common Stock, the board believes that the quorum and voting requirements for each of the series of the existing Class A Common Stock support the decision that the reclassification transaction is procedurally fair to the shareholders, in particular because, as noted above, each series will vote as a separate voting group.

34

•
Breda's board and management considered alternative methods of effecting a transaction that would result in the end goal of Breda being able to terminate its obligations as a reporting company.  Those alternative methods were carefully considered by the board, and are discussed above at "Alternatives To The Reclassification Transaction", on page 7.

The board also considered the possible impact of the following potentially negative or countervailing factors with respect to the procedural fairness of the reclassification transaction:

•
The board did not appoint an independent special committee or retain an unaffiliated representative to evaluate either the procedural or the substantive fairness of the reclassification transaction.  The board considered, however, that the directors and executive officers will be treated the same as the other shareholders of Breda and would not be entitled to any special benefits in the reclassification transaction.  The board therefore concluded that a special committee or other unaffiliated representative was not needed, and that the Board was able to adequately balance the competing interests of Breda's shareholders in accordance with its fiduciary duties and that any additional protections that may be afforded by a special committee or representative would therefore not be material or significant.

•
The approval of the reclassification transaction is not structured so that approval of at least a majority of the unaffiliated shareholders is required.  As previously noted, however, the directors and executive officers of Breda are treated the same as all of the other shareholders in the reclassification transaction, both from a substantive perspective and a procedural perspective.  The board therefore determined that a separate vote of all of the shareholders other than the directors and executive officers was not necessary.  In addition, the directors and executive officers of Breda will only control 13 votes with respect to the reclassification transaction, or 2.29% of the total outstanding votes with respect to the reclassification transaction.  The directors and executive officers are therefore not able to exert significant control over the approval of the reclassification transaction.

•
The board did not receive a report, opinion or appraisal from an outside party as to the value of Breda's shares, the fairness of the transaction to the shareholders receiving shares of the Class C Common Stock or the fairness of the transaction to Breda.

35

The board believes that the foregoing potentially negative factors do not, however, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to Breda's shareholders, whether they will continue to hold Class A Common Stock or Class B Common Stock after the reclassification transaction, or Class C Common Stock.

Breda has not made any provision in connection with the reclassification transaction to grant shareholders access to Breda's files at the expense of Breda beyond the access generally available under Breda's Second Amended and Restated Bylaws and the provisions of the Iowa Business Corporation Act.  The board believes that this Proxy Statement, together with appendices to this Proxy Statement and Breda's other filings with the SEC provide adequate information for Breda's shareholders.  Under Breda's Second Amended and Restated Bylaws and the applicable provisions of the Iowa Business Corporation Act, Breda's shareholders have access to, for example, the minutes of the board, accounting records of Breda, the record of Breda's shareholders and annual financial statements of Breda.

Position As To The Fairness Of The Rule 13e-3 Transaction By Breda's Affiliates

The rules of the SEC require Breda's directors and executive officers to express their belief as to the substantive and procedural fairness of the reclassification transaction to Breda's shareholders.  The directors and executive officers of Breda believe that the reclassification transaction is substantively and procedurally fair to Breda's shareholders for the same reasons as expressed above with respect to Breda.

REPORTS, OPINIONS AND APPRAISALS

Breda has not received any report, opinion or appraisal from an outside party that is materially related to the Rule 13e-3 transaction, including any related to the fairness of the transaction to Breda or its shareholders.

IDENTITY, BACKGROUND AND VOTING INTENTIONS OF FILING PERSONS

Breda and its directors and executive officers are deemed to be the filing persons of this Proxy Statement under the applicable rules of the SEC, and the following paragraphs provide some background information about Breda and its directors and executive officers.

Breda is an Iowa corporation.  Breda's principal business address is 112 East Main, P.O. Box 190, Breda, Iowa 51436 and its telephone number is 712-673-2311.

Breda's principal business is providing telephone services.  Telephone services are also provided by three of Breda's wholly-owned subsidiaries, Prairie Telephone Co., Inc., Westside Independent Telephone Company and BTC, Inc.  A total of eight Iowa towns currently receive telephone services from Breda, Prairie Telephone, Westside Independent or BTC, Inc.  The towns are Breda, Lidderdale, Macedonia, Farragut, Pacific Junction, Yale, Westside and Carroll.  All of the towns are located in central and southern Iowa.  Telephone services are also provided in the rural areas within approximately a 10 to 15 mile radius of the towns.  BTC, Inc. also provides internet access services in its Carroll, Iowa market area and to the customers of Breda, Prairie Telephone and Westside Independent who subscribe for internet services.  Tele-Services, Ltd., another wholly-owned subsidiary of Breda, provides cable television services to six smaller Iowa towns.  The telecommunications services provided by Breda or its subsidiaries include long distance services, dial-up and high speed internet services, sales of cell phone packages and related services, satellite internet services, cable TV services and various related goods and services.  Breda also owns ownership interests in various entities which are involved in providing various types of telecommunications services.  BTC, Inc. began a construction project in Carroll, Iowa in September, 2009.  The project includes bringing fiber to the home and will allow BTC, Inc. to provide telephone services without leasing any lines from Qwest and also certain video services.  Breda anticipates that the project will be a two-year construction project, with an estimated total cost of $11 million.

36

During the last five years, Breda was not convicted in a criminal proceeding or a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining Breda from future violations of, or prohibiting activities subject to, federal or state securities laws, or in a finding of any violation of any federal or state securities laws.

The following paragraphs provide the names of, and some background information on, the directors and executive officers of Breda.  All of the directors and executive officers are United States citizens.  The business address and business telephone number for each of the directors and executive officers are, respectively, 112 East Main, P.O. Box 190, Breda, Iowa 51436, and (712) 673-2311.

Daniel Nieland.  Daniel Nieland has been a director of Breda since May, 2005.  His current term as a director will end at the annual shareholders meeting which will be held in 2011.  Mr. Nieland has also served as a director of each of Breda's subsidiaries since May, 2005.  Mr. Nieland has been the vice president of Breda and each of Breda's subsidiaries since June 10, 2008.  Mr. Nieland has been self-employed as a farmer since 1978.  He has served as a board member of Mt. Carmel Mutual Insurance Association in Breda, Iowa since 1988.  Mr. Nieland has served as a Carroll County Supervisor since January 2007.

Dean Schettler. Dean Schettler has been a director of Breda since May, 2008, and his current term as a director will end at the annual shareholders meeting which will be held in 2011.  He has served as the President of Breda since June 10, 2010.  Mr. Schettler has also served as a director of each of Breda's subsidiaries since May, 2008, and as president since June 10, 2010.  Mr. Schettler was a director of Breda and each of Breda's subsidiaries from April, 1997 until October 25, 2006.  He was the president of Breda and each of Breda's subsidiaries from May 11, 1998 through June 9, 2003, and he was the vice-president of Breda and each of Breda's subsidiaries from June 9, 2003 until June 14, 2005.  Mr. Schettler was employed by Pella Corporation in Carroll, Iowa from August, 1986 until April 27, 2007.  He was a moulder technician until August, 1997, and he was a production coordinator from that time until April, 2007.  Pella Corporation is a window and door manufacturer.  He has been the owner and president of Keystone Petroleum Products, LLC, dba Sheppy's Shortstop, in Breda, Iowa, since April 27, 2007.

37

Rick Anthofer.  Rick Anthofer has been a director of Breda since August, 2003.  His current term as a director will end at the annual meeting of the shareholders which will be held in 2012.  Mr. Anthofer has also served as a director of each of Breda's subsidiaries since August, 2003.  He has served as the treasurer of Breda and each of Breda’s subsidiaries since June 14, 2005.  Mr. Anthofer has been the vice-president of Breda Savings Bank in Breda, Iowa, since approximately September 15, 1999.  He was an agricultural and commercial loan officer and an assistant vice-president at Carroll County State Bank in Carroll, Iowa for approximately 13 years prior to that time.  Mr. Anthofer was a member of the Breda, Iowa City Council from 1988 until 2009.

Dr. Daniel McDermott.  Dr. Daniel McDermott has been a director of Breda since May, 2009.  His current term as a director will end at the annual meeting of the shareholders which will be held in 2012.  Mr. McDermott has also served as a director of each of Breda's subsidiaries since May, 2009.  Mr. McDermott has been a veterinarian since 1981, and he is a former owner of Breda Lake View Vet Services.

Clifford Neumayer.  Clifford Neumayer has been a director of Breda since October, 2006.  His current term as a director will end at the annual meeting of the shareholders which will be held in 2012.  Mr. Neumayer has also served as a director of each of Breda's subsidiaries since October, 2006.  Mr. Neumayer was also a director of Breda and each of Breda’s subsidiaries from April, 1996 until May, 2005.  He was the vice-president of Breda and each of Breda’s subsidiaries from May 7, 1996 through June 9, 2003, and the president of Breda and each of Breda’s subsidiaries from June 9, 2003 until June 14, 2005.  Mr. Neumayer has been self-employed as a farmer since 1970.

Neil Kanne.  Mr. Kanne has been a director of Breda since May, 2004, and his current term as a director will end at the annual meeting of the shareholders which will be held in 2013.  Mr. Kanne has also served as a director of each of Breda's subsidiaries since May, 2004.  Mr. Kanne has been the secretary of Breda and each of Breda's subsidiaries since October 30, 2006.  Mr. Kanne has been self-employed as a farmer since 1970.

David Grabner.  David Grabner has been a director of Breda since May 25, 2010, and his current term as a director will end at the annual shareholder's meeting which is held in 2013.  Mr. Grabner was a director of Breda and each of Breda's subsidiaries from April, 1999 until May, 2008.  He was the treasurer of Breda and each of Breda's subsidiaries from June 11, 2001 until June 14, 2005.  He served as the vice president of Breda and each of Breda's subsidiaries from June 14, 2005 until June 10, 2008.  Mr. Grabner has been self-employed as an electrician for over 30 years.  He was also previously self-employed as a farmer.

Charles Deisbeck.  Charles Deisbeck served as the chief operations officer of Breda from July 1, 2006 until July 1, 2009, at which time Mr. Deisbeck became the chief executive officer of Breda.  Mr. Deisbeck was an operations manager at Choice One Communications in Milwaukee, Wisconsin, from September, 2000, to October, 2002.  He served as the operations manager at Red River Telephone Company in Abercrombie, North Dakota, from October, 2002, until June 30, 2006.  He has held various plant operations positions in the telecommunications industry since 1988.

38

Jane Morlok.  Jane Morlok was the chief financial officer and co-chief executive officer of Breda from March 20, 1998 to July 1, 2006.  She also served as Breda's interim chief executive officer from April 11, 2006 until July 1, 2006.  Her title since July, 2006 has been chief financial officer.

During the last five years, no director or executive officer was convicted in a criminal proceeding or a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining the director or executive officer from future violations of, or prohibiting activities subject to, federal or state securities laws, or in a finding of any violation of any federal or state securities laws.

The directors and executive officers who own shares of the Class A Common Stock intend to vote in favor of both of the proposals regarding the Proposed Articles for the reasons otherwise set forth in this Proxy Statement, including in the "RULE 13e-3 TRANSACTION SPECIAL FACTORS" section of this Proxy Statement.  As noted elsewhere in this Proxy Statement, the board of Breda has unanimously recommended a vote FOR both of the proposals regarding the Proposed Articles.

PERSONS USED IN CONNECTION WITH THE RULE 13e-3 TRANSACTION

Breda has not specifically employed or otherwise retained anyone to make any solicitations or recommendations in connection with the Rule 13e-3 transaction, and no one is being specifically compensated to make any solicitations or recommendations or otherwise in connection with the Rule 13e-3 transaction.  The directors and executive officers of Breda are involved with the Rule 13-3 transaction, and may make solicitations or recommendations in connection with the Rule 13e-3 transaction, but all of those activities are being conducted as part of their ordinary course services to Breda, and no director or executive officer is receiving any compensation other than their normal and ordinary course compensation as otherwise established by Breda.

PROPOSED ARTICLES OF RESTATEMENT

The two proposals to be presented to the Class A Common Stock shareholders at the Meeting both relate to the amendment and restatement of the Existing Articles into the Proposed Articles.  A copy of the Proposed Articles and of the Existing Articles are provided along with this Proxy Statement as, respectively, Appendix A and Appendix B.

Proposal 1 is the vote on Article IV and Article V of the Proposed Articles.  Those articles set forth the terms of the Class A Common Stock, the Class B Common Stock and the Class C Common Stock and of the reclassification transaction which is discussed in detail in other sections of this Proxy Statement.  Proposal 2 is the vote on all of the remaining articles of the Proposed Articles.  Given that the Proposed Articles is a single, integrated document, however, the entire Proposed Articles must be approved by the Class A Common Stock shareholders in order to be effective, so the approval and effectiveness of each of the two Proposals is conditioned upon the Class A Common Stock shareholders' approval of the other proposal.  The failure of the Class A Common Stock shareholders to approve one of the proposals will, therefore, lead to the failure to approve of both of the proposals and the entire Proposed Articles.

39

The quorum and voting requirements with respect to the two proposals are discussed below in the "VOTING SECURITIES" section of this Proxy Statement, beginning on page 64.

The board recommends that the Class A Common Stock shareholders vote FOR both of the proposals regarding the Proposed Articles, and, thereby, the Proposed Articles in entirety.

The following paragraphs discuss the two proposals regarding the Proposed Articles, and include some comparisons between the terms of the Proposed Articles and the Existing Articles.  The paragraphs may include references to the applicable section and article of the Proposed Articles or the Existing Articles which are being discussed in the paragraph in question.

PROPOSAL 1 - Articles IV And V Of The Proposed Articles--The Reclassification Transaction

One of the proposals to be voted upon at the Meeting is the approval and adoption of Articles IV and V of the Proposed Articles.  Articles IV and V of the Proposed Articles set forth the terms of the Class A Common Stock, the Class B Common Stock and the Class C Common Stock which are authorized by the Proposed Articles and the terms of the reclassification transaction by which the shares of the existing Series 1, Series 2 and Series 3 Class A Common Stock held by certain shareholders will be reclassified and converted into shares of the Series 1 or Series 2 Class A Common Stock or Series 1 or Series 2 Class C Common Stock.

The first thing you need to understand is the "categories" of shareholders which are established under the Proposed Articles, because those categories determine which class and series of shares will be held by each shareholder following the reclassification transaction.

Under the Proposed Articles, the Series 1 Class A Common Stock may only be owned and held by individuals who are Eligible Class A Shareholders.  The term "Eligible Class A Shareholder" is defined in Section 2(a) of Article IV of the Proposed Articles, and means (i) any individual who is at least 18, whose principal residence is both located within the Breda, Iowa or Lidderdale, Iowa telephone exchange areas of Breda and receives land line telephone service from Breda, and who is listed on the account for the land line telephone service (referred to in the Proposed Articles as an "Individual Subscriber"); and (ii) any one of the grandparent, parent, brother, sister, spouse, child or grandchild of the Individual Subscriber, so long as they are at least 18 and their principal residence is with the Individual Subscriber (referred to in the Proposed Articles as a "Related Subscriber" or "Related Person").  There can only be one Individual Subscriber and one Related Subscriber per residence.  Also, all certificates for shares issued to the Individual Subscriber and the Related Subscriber, in those capacities, must be titled the same, and any shares which are titled differently shall not be held by them in those capacities and shall instead be shares of the Series 1 Class C Common Stock or Class B Common Stock, as applicable.  The board may resolve, in its discretion, any question or dispute regarding whether an individual is an Eligible Class A Shareholder.

40

Two other "categories" of shareholders under the Proposed Articles are Grandfathered Class C Shareholders and Eligible Class C Shareholders.  Those terms are both defined in Section 2(b) of Article IV of the Proposed Articles.

The term "Grandfathered Class C Shareholder" means (i) any individual who at the time of the filing of the Proposed Articles owns any shares of the Class A Common Stock but is not an Eligible Class A Shareholder, and (ii) any business (whether a sole proprietorship or otherwise) or entity which owns any shares of the Class A Common Stock at the time of the filing of the Proposed Articles and which is not an Eligible Class C Shareholder.  The shareholders who are Grandfathered Class C Shareholders own shares of the existing Class A Common Stock because they were "grandfathered" in as such shareholders at the time of the adoption of the Existing Articles in March of 2007.

The term "Eligible Class C Shareholder" means any business (whether a sole proprietorship or otherwise) or entity whose principal place of business is located within the Breda, Iowa or the Lidderdale, Iowa telephone exchange areas served by Breda and which receives land line telephone service from Breda for that place of business.  The businesses or entities which are Eligible Class C Shareholders are eligible to hold shares of the existing Class A Common Stock under the Existing Articles.  The reclassification of those businesses and entities into Class C Common Stock shareholders is one of the steps the board is proposing to cause the number of shareholders of the Class A Common Stock to fall below 300, which is the benchmark for Breda being able to terminate its obligations as a reporting company under the Exchange Act.  The other step is the reclassification of the Grandfathered Class C Shareholders into holders of the Class C Common Stock.

The board may resolve, in its sole discretion, any question or dispute regarding whether a shareholder is a Grandfathered Class C Shareholder or an Eligible Class C Shareholder.

Under the Proposed Articles, the Series 1 Class C Common Stock can only be owned and held by Grandfathered Class C Shareholders and Eligible Class C shareholders.

General Effect Of The Proposed Articles

•
The Proposed Articles authorize and establish 15,000,000 shares, all of no par value, comprised of 5,000,000 shares of Class A Common Stock, 5,000,000 shares of Class B Common Stock and 5,000,000 of Class C Common Stock.  The Class A Common Stock is comprised of 4,999,982 shares of Series 1 Class A Common Stock, and 18 shares of Series 2 Class A Common Stock.  The Class C Common Stock is comprised of 4,999,986 shares of Series 1 Class C Common Stock and 14 shares of Series 2 Class C Common Stock.  See Section 1 of Article IV of the Proposed Articles.

•
Each outstanding share of the existing Series 1 Class A Common Stock that is held by an Eligible Class A Shareholder shall continue to be one share of the Series 1 Class A Common Stock under the Proposed Articles.  Each issued and outstanding share of the existing Series 2 Class A Common Stock which is held by an Eligible Class A Shareholder shall be reclassified as one share of the Series 1 Class A Common Stock under the Proposed Articles.  See Sections 2(a) and 2(c) of Article IV of the Proposed Articles.

41

•
Each outstanding share of the existing Series 1 and Series 2 Class A Common Stock which are held by a Grandfathered Class C Shareholder or an Eligible Class C Shareholder shall be reclassified as and converted into one share of the Series 1 Class C Common Stock under the Proposed Articles.  See Sections 2(b) and 2(d) of Article IV of the Proposed Articles.

•
Each outstanding share of the existing Series 3 Class A Common Stock that is held by an Eligible Class A Shareholder shall be reclassified as one share of the Series 2 Class A Common Stock, and each outstanding share of the Series 3 Class A Common Stock which is held by either a Grandfathered Class C Shareholder or an Eligible Class C Shareholder will be reclassified into one share of the Series 2 Class C Common Stock.  The existing Series 3 Class A Common Stock represents the shares which were given multiple voting rights in connection with a corporate transaction in February of 1995, and those multiple voting rights were continued with respect to those shares when the Existing Articles were adopted in March of 1997, but those shares were classified as the Series 3 Class A Common Stock at that time.  No further shares of either the Series 2 Class A Common Stock or the Series 2 Class C Common Stock will be issued in the future.  The 18 authorized shares of the Series 2 Class A Common Stock and the 14 authorized shares of the Series 2 Class C Common Stock are those which are necessary to effectuate the reclassification of the existing Series 3 Class A Common Stock.  See Sections 2(e), 2(f) and 3 of Article IV of the Proposed Articles.

•
No shareholder will be required to surrender the shareholder's certificate representing the shareholder's shares of stock in Breda, but the certificate will be deemed for all purposes to evidence the ownership of the same number of shares of the applicable series of the Class A Common Stock or the Class C Common Stock.  See Sections 2(a), 2(b), 2(c), 2(d), 2(e) and 2(f) of the Proposed Articles.

•	No shares of the Class B Common Stock will be reclassified into another class of shares, or will be issued, pursuant to the Proposed Articles.

General Terms Of The Class A Common Stock, Class B Common Stock And Class C Common Stock

•
The Class A Common Stock, Class B Common Stock and Class C Common Stock have the same rights with respect to dividends and to distributions upon any dissolution and liquidation of Breda.  See Section 4 of Article IV of the Proposed Articles.

•
The shareholders holding shares of the Series 1 Class A Common Stock have one vote on each matter voted on by the Class A Common Stock shareholders, regardless of the number of shares they hold.  See Section 5(a)(1) of Article IV of the Proposed Articles.

42

•
The shareholders holding shares of the Series 2 Class A Common Stock have one vote for each share they hold on each matter voted on by the Class A Common Stock shareholders.  See Section 5(a)(2) of Article IV of the Proposed Articles.

•
The shareholders holding shares of the Class B Common Stock have no voting rights, except only as expressly and affirmatively required by the Iowa Business Corporation Act, and then they have one vote, regardless of the number of shares they hold, and they will vote as a single class and voting group with the shareholders of the Class A Common Stock and of the Class C Common Stock on the matter in question, except only if the Iowa Business Corporation Act expressly provides that the Class B Common Stock shareholders must vote as a separate class and voting group with respect to the particular matter in question.  The Iowa Business Corporation Act will require that the shareholders holding the Class B Common Stock vote on, for example, certain amendments to the Proposed Articles.  See Section 490.1004 of the Iowa Business Corporation Act and Section 5(b) of Article IV of the Proposed Articles.

•
The shareholders holding shares of the Series 1 Class C Common Stock have one vote on each matter on which the Class C Common Stock shareholders have the right to vote, regardless of the number of shares they hold.  The Class C Common Stock only has the right to vote on the Class C Voting Matters, which are (i) the election of the directors of Breda, (ii) the amendment or restatement of the Proposed Articles, and (iii) any matter that the Iowa Business Corporation Act affirmatively and expressly requires be submitted to and voted upon by the shareholders of the Class C Common Stock.  As of the date of this Proxy Statement, the Iowa Business Corporation Act only required that the Class C Common Stock shareholders vote on certain amendments to the Proposed Articles.  See Section 490.1004 of the Iowa Business Corporation Act and Section 5(c)(1) of Article IV of the Proposed Articles.

•
The shareholders holding shares of the Series 2 Class C Common Stock have one vote for each share of Series 2 Class C Common Stock they hold on each matter on which the Class C Common Stock shareholders have the right to vote, which are limited to the Class C Voting Matters as described in the preceding paragraph.  See Section 5(c)(2) of Article IV of the Proposed Articles.

•
In the circumstances where the Class B Common Stock shareholders and/or the Class C Common Stock shareholders have the right to vote, those shareholders will vote as a single voting group with the Class A Common Stock shareholders, except only if the Iowa Business Corporation Act expressly and affirmatively provides that a class of shares must vote as a separate voting group on the matter in question.  As of the date of the mailing of this Proxy Statement, the Iowa Business Corporation Act only required voting by separate voting groups on certain amendments to the articles of incorporation of a corporation.  See Section 490.1004 of the Iowa Business Corporation Act and Section 5(d) of Article IV of the Proposed Articles.

•
The Proposed Articles provide that any vote cast by a shareholder on a matter on which the shareholder did not have the right to vote shall not affect the validity of the vote or the action taken by the shareholders on the matter.  See Section 5(f) of Article IV of the Proposed Articles.

43

•
A share of the Series 2 Class A Common Stock or Series 2 Class C Common Stock will continue as that type of share until it is assigned.  At that time, the share will be converted into one share of the Series 1 Class A Common Stock, if the assignment is made to an Eligible Class A Shareholder, one share of the Series 1 Class C Common Stock, if the assignment is made to an Eligible Class C Shareholder, or, if the assignment is made to neither an Eligible Class A Shareholder or an Eligible Class C Shareholder, one share of the Class B Common Stock.  An assignment includes any transfer whatsoever of shares, whether voluntary or involuntary, and includes transfers by gift or a will.  No additional shares of either the Series 2 Class A Common Stock or Series 2 Class C Common Stock may be issued by Breda, so these series of shares will be phased out as the shares are assigned, which, again, includes a transfer on the death of a shareholder.  There will, accordingly, eventually be no outstanding shares of Series 2 Class A Common Stock or Series 2 Class C Common Stock.  See Sections 3 and 6 of Article IV of the Proposed Articles.

•
The Series 1 Class A Common Stock can only be held by Eligible Class A Shareholders.  A share of the Series 1 Class A Common Stock will be automatically converted into one share of the Series 1 Class C Common stock effective at the time the shareholder ceases to be an Eligible Class A Shareholder, if at that time the shareholder is an Eligible Class C Shareholder, or at the effective time of any assignment of the share to an Eligible Class C Shareholder.  A share of the Series 1 Class A Common Stock will be converted into one share of the Class B Common Stock effective at the time the shareholder ceases to be an Eligible Class A Shareholder and is not at that time an Eligible Class C Shareholder, or at the effective time of any assignment of the share to an assignee who is not an Eligible Class A Shareholder or an Eligible Class C Shareholder.  A share of the Series 1 Class A Common Stock which is assigned to an Eligible Class A Shareholder shall continue to be a share of the Series 1 Class A Common Stock.  See Section 7 of Article IV of the Proposed Articles.

•
The Series 1 Class C Common Stock can only be held by Grandfathered Class C Shareholders and Eligible Class C Shareholders.  A share of the Series 1 Class C Common Stock will be automatically converted into one share of the Series 1 Class A Common Stock effective at the time the shareholder becomes an Eligible Class A Shareholder or at the effective time of any assignment of the share to an Eligible Class A Shareholder.  A share of the Series 1 Class C Common Stock which is owned by an Eligible Class C Shareholder will be automatically converted into one share of the Class B Common Stock effective at the time the shareholder ceases to be an Eligible Class C Shareholder and is not at that time an Eligible Class A Shareholder, or at the effective time of any assignment of the share to an assignee who is not an Eligible Class A Shareholder or an Eligible Class C Shareholder.  Each share of the Series 1 Class C Common Stock which is owned by a Grandfathered Class C Shareholder shall automatically be converted into one share of the Class B Common Stock effective at the time of any assignment of the share to an assignee who is not an Eligible Class A Shareholder or an Eligible Class C Shareholder.  A share of the Series 1 Class C Common Stock which is assigned to an Eligible Class C Shareholder shall continue to be a share of the Series 1 Class C Common Stock.  See Section 8 of Article IV of the Proposed Articles.

44

•
The Class B Common Stock may be held by any individual, business or entity (including any Grandfathered Class C Shareholder) who is not an Eligible Class A Shareholder or an Eligible Class C Shareholder.  A share of the Class B Common Stock will be automatically converted into one share of the Series 1 Class A Common Stock effective upon the shareholder becoming an Eligible Class A Shareholder or at the effective time of any assignment of the share to an Eligible Class A Shareholder.  A share of the Class B Common Stock will be automatically converted into one share of the Series 1 Class C Common Stock effective at the time the shareholder becomes an Eligible Class C Shareholder or at the effective time of any assignment of the share to an Eligible Class C Shareholder.  Any share of the Class A Common Stock or the Class C Common Stock which is assigned to a Grandfathered Class C Shareholder shall automatically be converted into one share of the Class B Common Stock.  A Grandfathered Class C Shareholder can therefore hold shares of both the Class B Common Stock and the Class C Common Stock at the same time.  A share of the Class B Common Stock which is assigned to an assignee who is not an Eligible Class A Shareholder or an Eligible Class C Shareholder shall continue to be a share of the Class B Common Stock.  See Section 9 of Article IV of the Proposed Articles.

•
A Series 2 Class A Common Stock shareholder could also hold Series 1 Class A Common Stock at the same time, and a Series 2 Class C Common Stock shareholder who is an Eligible Class C Shareholder could also hold shares of the Series 1 Class C Common Stock at the same time.  See Sections 2(f) and 2(g) of Article IV of the Proposed Articles.

•
No shareholder may own more than 1% of the total issued and outstanding shares of the Class A Common Stock, or of the issued and outstanding Class B Common Stock, or of the issued and outstanding Class B Common Stock.  See Section 10 of Article IV of the Proposed Articles.

No shareholders residing in the same residence (collectively, the "Household Shareholders") may collectively own more than 2% of the total issued and outstanding shares of the Class A Common Stock, the Class B Common Stock and/or the Class C Common Stock, in whatever combination, unless the shareholder or the Household Shareholders already exceeded the applicable percentage at the time of the filing of the Proposed Articles, or the shareholder or the Household Shareholders go over the applicable percentage as a result of Breda purchasing shares of its stock.  In either of the latter cases, the shareholder or the Household Shareholders may not increase the number of shares owned by them.  See Section 10 of Article 4 of the Proposed Articles.

If a shareholder owns 5% or more of the ownership interest of an entity which owns shares of the Class A Common Stock, the Class B Common Stock or the Class C Common Stock, the shares held by both that entity and by the shareholder will be added together for purposes of calculating the 1% and 2% limitations.  See Section 10 of Article IV of the Proposed Articles.

45

•
Each shareholder must provide Breda, upon request, with all information and documents as Breda requests in order for Breda to be able to determine whether the shareholder is an Eligible Class A Shareholder or an Eligible Class C Shareholder or to otherwise evidence and substantiate the shareholder's compliance with Article IV or any other provision of the Proposed Articles.  See Section 11 of Article IV of the Proposed Articles.

•
Breda has the right to purchase any or all of the shares of the Series 1 Class A Common Stock held by any shareholder if the shareholder ceases to be an Eligible Class A Shareholder.  Breda may exercise that right at any time within 90 days after the earlier of the date on which Breda gave written notice to the shareholder that the shareholder is no longer an Eligible Class A Shareholder or Breda received written notice to that effect from the shareholder.  The purchase price for the shares will be the value of the shares as determined by the board, in its sole discretion, including by the board establishing the purchase price as a percentage of the book value of Breda.  The board has historically set this purchase price at anywhere from 69% to 75% of book value.  If Breda exercises its purchase right, Breda must pay the full purchase price for the shares being purchased by Breda within 10 days of the date of Breda's written notice to the shareholder.  See Section 1 of Article V of the Proposed Articles.

•
Breda has the right to purchase any or all of the shares of the Series 1 Class C Common Stock held by any shareholder who is an Eligible Class C Shareholder if the shareholder ceases to be an Eligible Class C Shareholder.  Breda may exercise that right at any time within 90 days after the earlier of the date on which Breda gave written notice to the shareholder that the shareholder is no longer an Eligible Class C Shareholder or Breda received written notice to that effect from the shareholder.  The purchase price for the shares will be the value of the shares as determined by the board, in its sole discretion, including by the board establishing the purchase price as a percentage of the book value of Breda.  The board currently contemplates setting this purchase price as a percentage of book value, which has historically ranged at anywhere from 69% to 75% of book value.  The board currently does not contemplate setting a lower repurchase price for the Series 1 Class C Common Stock even though it has limited voting rights.  If Breda exercises its purchase right, Breda must pay the full purchase price for the shares being purchased by Breda within 10 days of the date of Breda's written notice to the shareholder.  See Section 2 of Article V of the Proposed Articles.

•
Breda has the right to purchase any or all of the shares of the Class A Common Stock, Class B Common Stock, or Class C Common Stock of any shareholder which are the subject of any assignment.  An assignment is any voluntary or involuntary sale, transfer or assignment of any shares, and whether or not for any consideration.  An "assignment" includes, for example, any assignment by gift or on the death of a shareholder or in connection with the dissolution of a shareholder which is an entity or any bankruptcy or insolvency of a shareholder.  Breda may exercise its right by providing written notice to the shareholder in question any time within 60 days after the earlier of the date on which Breda gives the shareholder written notice of the proposed assignment or the occurrence of the assignment or the date on which Breda receives such written notice from the shareholder in question.  The purchase price for the shares will be the value of the shares as determined by the board, in its sole discretion, including by the board establishing the purchase price as a percentage of the book value of Breda, with one exception.  The exception is that if the assignment is a voluntary sale of the shares by the shareholder, the purchase price will be the amount of the purchase price as payable by the proposed assignee in the voluntary sale.  In the circumstance where the board sets the purchase price, the board has historically set the purchase price, and currently contemplates continuing to set the purchase price, at a percentage of book value, regardless of the class of shares.  The percentage has historically ranged anywhere from 69% to 75% of book value.  The board therefore does not currently contemplate setting a lower purchase price for shares of the Class B Common Stock or the Class C Common stock, even though those shares have, respectively, no voting rights or limited voting rights.  If Breda exercises its purchase right, Breda must pay the purchase price within 90 days of Breda's written notice to the shareholder.  See Section 3 of Article IV of the Proposed Articles.

46

•
If Breda does not purchase some of the shares of a shareholder which are to be sold by the shareholder in a voluntary sale, the shareholder may only sell those shares in strict accordance with the terms of the voluntary sale as set forth in the written notice of the proposed voluntary sale that the shareholder provided to Breda.  See Section 5 of the Article V of the Proposed Articles.

•
Each shareholder must provide Breda, upon request, with all information and documentation as Breda requests in connection with Breda considering or exercising any of its rights under Article V of the Proposed Articles, including a copy of the written agreement between the shareholder and proposed assignee in any voluntary sale.  See Section 5 of Article V of the Proposed Articles.

•
The election by Breda to not purchase, or Breda's failure to purchase, any shares of the Class A Common Stock, the Class B Common Stock or the Class C Common Stock pursuant to Article V of the Proposed Articles will not discharge those shares from any of the provisions and restrictions contained in the Proposed Articles, and all of those shares will remain subject to Article V and all of the other provisions of the Proposed Articles.  See Section 9 of Article V of the Proposed Articles.

Differences Between Proposed Articles And Existing Articles Regarding Articles IV And V

The following paragraphs summarize the material differences between Articles IV and V in the Proposed Articles and Articles IV and V in the Existing Articles.

•
Changes In Authorized Shares.  The Proposed Articles authorize 15,000,000 shares, comprised of 4,999,982 shares of Series 1 Class A Common Stock, 18 shares of Series 2 Class A Common Stock, 5,000,000 shares of Class B Common Stock, 4,999,986 shares of Series 1 Class C Common Stock and 14 shares of Series 2 Class C Common Stock.  The Existing Articles authorize 10,000,000 shares, broken down among the Series 1, 2 and 3 Class A Common Stock and the Class B Common Stock.  The changes in the class and series of shares that are authorized in the Proposed Articles all relate to the reclassification transaction.  See Section 1 of Article IV in both the Proposed Articles and the Existing Articles.

47

•
Changes In Reclassification Terms.  Section 2 of Article IV of the Proposed Articles is different than Section 2 of Article IV of the Existing Articles.  Section 2 in both the Proposed Articles and the Existing Articles address the reclassification of shares that was effectuated under the Proposed Articles and the Existing Articles.  All of the differences are, therefore, related to the reclassification transaction.

•
Difference in Voting Rights Of Classes of Article IV. The voting rights set out in Section 5 of the Proposed Articles are different than the voting rights set out in Section 5 of Article IV of the Existing Articles because Section 5 of the Proposed Articles addresses the limited voting rights of the new Class C Common Stock.  The difference is therefore again related to the reclassification transaction.  The voting rights of the Class A Common Stock and the Class B Common Stock under the Proposed Articles and the Existing Articles are the same.

•
Voting As a Single Voting Group.  Section 5(d) of Article IV of the Proposed Articles is not included in the Existing Articles.  Section 5(d) provides, in general, that in the circumstances where either or both the Class B Common Stock and/or the Class C Common Stock have voting rights, those shareholders will all vote as a single voting group with the Class A Common Stock shareholders, unless the Iowa Business Corporation Act expressly and affirmatively requires any one or more of the classes of stock to vote as a separate voting group.  In other words, when the Class B Common Stock and/or Class C Common Stock shareholders have the right to vote, the quorum requirements and the vote on the matter will in nearly all cases be determined by all of the shareholders as a single group, and the matter will not need to be separately approved by each class of shares.  Although a similar section is not included in the Existing Articles, the board believes Section 5(d) of Article IV of the Proposed Articles addresses this issue in the same way it would be resolved under the Iowa Business Corporation Act in any event.  Section 5(d) is therefore really only clarifying in nature and in conformance with the Iowa Business Corporation Act.

•
Shareholder Votes.  A provision similar to Section 5(f) of Article IV of the Proposed Articles is not included in the Existing Articles.  Section 5(f) provides that shareholder action on a matter will be valid if a shareholder who did not have voting rights voted on the matter in question.  Breda will review the shareholder list before votes of the shareholders are taken, but given that the nature of the circumstances which cause a shareholder to switch to a different category of shareholder under the Proposed Articles, it is possible that Breda may not be aware of a change in circumstances of a particular shareholder or shareholders.  Section 5(f) is intended to address that situation by clarifying the validity of shareholder votes.

48

•
Subsequent Reclassifications of Shareholders.  Sections 6, 7, 8 and 9 of Article IV of the Proposed Articles address the subsequent reclassification of Breda's shareholders based upon the shareholder's change to a new category of shareholder or the assignment of shares by the shareholder.  The referenced Sections are different than the corresponding Sections 6, 7 and 8 of Article IV of the Existing Articles, but all the differences relate to the new categories of shareholders that are established by the Proposed Articles in order to effectuate the reclassification transaction.

•
Restrictions on Percentage of Share Ownership.  The difference between Section 10 of Article IV of the Proposed Articles and the corresponding Section 9 of Article IV of the Existing Articles is that Section 10 of the Proposed Articles adds the Class C Common Stock to the restrictions on the maximum percentage of ownership of Breda's shares.  This change is also therefore related to the reclassification transaction.

•
Breda's Right to Purchase Shares.  Sections 1, 2 and 3 of Article V of the Proposed Articles address the various circumstances in which Breda has the right to purchase shares from a shareholder.  Those sections differ from the corresponding Sections 1 and 2 of Article V of the Existing Articles because Article V of the Proposed Articles also addresses the new Class C Common Stock.  The difference is therefore related to the reclassification transaction.

Another difference is that Article V of the Proposed Articles provides that the purchase price payable by Breda in each case "shall be the value of the shares as determined by the board," whereas Article V of the Existing Articles provides that the purchase price in each case "shall be the fair value as determined by the board."  The word "fair" has therefore been deleted from Article V in the Proposed Articles.  The board does not, however, believe this is a material change because Article V in the Existing Articles also states, as does Article V in the Proposed Articles, that the purchase price shall be determined by the board "in its sole discretion."

Sections 1, 2 and 3 of Article V of the Proposed Articles also clarify the commencement of the time period during which Breda has the right to elect to purchase a shareholder's shares.

PROPOSAL 2 - Articles I, II, III, VI, VII, VIII, IX And X Of The Proposed Articles

The second proposal to be voted upon at the Meeting is the approval and adoption of Articles I, II, III, VI, VII, VIII, IX and X of the Proposed Articles.  The following paragraphs discuss those articles.  The board believes that any amendments that have been made to the referenced articles are clarifying in nature or intended to make those provisions further consistent with the Iowa Business Corporation Act.

•	Article I. Article I has not been revised, and states that the name of Breda is "Breda Telephone Corp.".

49

•	Article II. Article II has not been revised, and continues to provide that Breda shall have perpetual duration.

•	Article III. Article III has not been revised, and continues to provide that the purpose of Breda is to engage in any lawful business.

•
Article VI.  The only changes that have been made to Article VI in the Proposed Articles are clarifying in nature, and there is no material or substantive change to Article VI in the Proposed Articles.  The primary change is the addition of the words "by the shareholders entitled to vote on the election of directors" in the fourth sentence of Section 2 of Article VI.  The referenced language is, however, only clarifying in nature because the Proposed Articles already otherwise provide that only the Class A and Class C Common Stock shareholders may vote on the election of directors.

•
Article VII.  Article VII has been revised to add references to the Class C Common Stock, given that the Class C Common Stock is also authorized by the Proposed Articles.  Other clarifying changes have also been made to Article VII.  The board does not believe that any of the changes to Article VII are material or substantive in nature.

•
Article VIII.  The changes to Article VIII are clarifying in nature, and include the addition of the last two sentences to Article VIII.  The board does not believe that the changes to Article VIII are material or substantive in nature.

•	Article IX. The change to Article IX is clarifying in nature, and there are no material or substantive changes to Article IX.

•	Article X. The only changes to Article X are clarifying in nature, and there are no material or substantive changes to Article X.

FINANCIAL INFORMATION

Selected Summarized Historical Financial Information

The following is selected summarized historical audited and unaudited financial information.  The historical financial information was derived from the audited financial statements included in Breda's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as amended by Amendments No. 1 and 2 thereto, from the unaudited financial statements included in Breda's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010, and from other information and data contained in that Form 10-K and Amendments and Form 10-Q.  The following financial information should be read in conjunction with that Form 10-K and Amendments and Form 10-Q.  A copy of that Form 10-K and Amendments and of that Form 10-Q are attached to this Proxy Statement as, respectively, Appendix C and Appendix D.  You can also obtain copies of that Form 10-K and Amendments and Form 10-Q in the manner discussed below in the section captioned "WHERE YOU CAN FIND MORE INFORMATION".

50

	September 30,	December 31,	December 31,
	2010	2009	2008 (Restated)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,195,456	$4,987,960	$1,317,462
Marketable securities	632,600	490,724	604,435
Accounts receivable, net of allowances of $186,101, $159,831 and $3,415,824 in 2010, 2009 and 2008, respectively	2,329,293	1,928,483	3,290,640
Interest receivable	69,788	62,693	81,730
Notes receivable, less impairment of $445,253 in 2008	-	-	73,759
Inventory, at average cost	268,643	297,678	227,731
Prepaid income taxes	982,930	1,310,951	406,451
Other	230,069	291,977	112,438
Deferred income taxes	84,465	58,862	718,595
	8,793,244	9,429,328	6,833,241

OTHER NONCURRENT ASSETS
Marketable securities	4,854,964	5,223,501	5,440,550
Investments in unconsolidated affiliates at equity	8,892,598	8,537,047	8,525,861
Other investments at cost	602,387	655,542	673,590
Goodwill	918,715	918,715	896,812
Note receivable	-	-	-
	15,268,664	15,334,805	15,536,813

PROPERTY, PLANT AND EQUIPMENT	10,509,375	8,102,372	6,857,853

TOTAL ASSETS	$34,571,283	$32,866,505	$29,227,907

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$74,503	$14,144	$200,507
Accounts payable	1,970,504	2,091,609	1,751,822
Accrued taxes	137,877	157,740	191,943
Other	165,031	136,722	124,536
	2,347,915	2,400,215	2,268,808

LONG-TERM DEBT, less current portion	1,974,179	1,548,575	750,988

OTHER NONCURRENT LIABILITIES	2,706,479	2,468,101	1,947,128

STOCKHOLDERS' EQUITY
Common stock, Class A - no par value, 5,000,000 shares authorized, 25,444, 26,109 and 27,924 shares issued and outstanding at $587, $547 and $509 stated values in 2010, 2009 and 2008, respectively	14,935,628	14,281,623	14,213,316
Common stock, Class B - no par value, 5,000,000 shares authorized, 5,001, 4,742 and 2,927 shares issued and outstanding at $587, $547 and $509 stated values in 2010, 2009 and 2008, respectively	2,935,587	2,593,874	1,489,843
Retained earnings	9,604,832	9,508,416	8,421,630
Noncontrolling interest	66,663	65,701	136,194
	27,542,710	26,449,614	24,260,983

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$34,571,283	$32,866,505	$29,227,907

UNITS OUTSTANDING AT END OF PERIOD	30,445	30,851	30,851

NET BOOK VALUE PER UNIT	$905	$857	$786

EARNINGS TO FIXED CHARGES RATIO	$50.54	$134.21	$46.79

51

Pro Forma Financial Information

The following is pro forma information which shows the effect of the reclassification transaction and resultant termination of the registration of Breda's Class A Common Stock under the Exchange Act on Breda's balance sheet, statement of income, earnings per share, ratio of earnings to fixed charges, and book value per share as of, and for the period ended, December 31, 2009.  No pro forma information as of September 30, 2010 is provided because Breda does not believe that information is material in evaluating the reclassification transaction because the estimated effect of the termination of registration under the Exchange Act which will result from the reclassification is better demonstrated on an annual basis than for a three month period.

[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

52

BREDA TELEPHONE CORP. AND SUBSIDIARIES

ACTUAL AND ADJUSTED BALANCE SHEET

	Actual	Effect of	(Unaudited) As Adjusted
	December 31,	Deregistration	December 31,
	2009	+ or (-)	2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,987,960	$144,220	$5,132,180
Marketable securities	490,724		490,724
Accounts receivable, net of allowance of $159,831	1,928,483		1,928,483
Interest receivable	62,693		62,693
Inventory, at average cost	297,678		297,678
Prepaid income taxes	1,310,951		1,310,951
Other	291,977		291,977
Deferred income taxes	58,862		58,862
	9,429,328	144,220	9,573,548

OTHER NONCURRENT ASSETS
Marketable securities	5,223,501		5,223,501
Investments in unconsolidated affiliates at equity	8,537,047		8,537,047
Other investments at cost	655,542		655,542
Goodwill	918,715		918,715
Note receivable	-		-
	15,334,805	-	15,334,805

PROPERTY, PLANT AND EQUIPMENT	8,102,372		8,102,372

TOTAL ASSETS	$32,866,505	$144,220	$33,010,725

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$14,144		$14,144
Accounts payable	2,091,609		2,091,609
Accrued taxes	157,740		157,740
Other	136,722		136,722
	2,400,215	-	2,400,215

LONG-TERM DEBT, less current portion	1,548,575		1,548,575

OTHER NONCURRENT LIABILITIES	2,468,101		2,468,101

STOCKHOLDERS' EQUITY
Common stock, Class A - no par value, 5,000,000 shares authorized, 26,109 shares issued and outstanding at $547 stated value	14,281,623		14,281,623
Common stock, Class B - no par value, 5,000,000 shares authorized, 4,742 shares issued and outstanding at $547 stated value	2,593,874		2,593,874
Retained earnings	9,508,416	144,220	9,652,636
Noncontrolling interest	65,701		65,701
	26,449,614	144,220	26,593,834

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$32,866,505	$144,220	$33,010,725

UNITS OUTSTANDING AT END OF PERIOD	30,851	-	30,851

NET BOOK VALUE PER UNIT	857.33	4.67	862.00

53

BREDA TELEPHONE CORP. AND SUBSIDIARIES

ACTUAL AND ADJUSTED STATEMENT OF INCOME

	Actual	Effect of	(Unaudited) As Adjusted
	December 31,	Deregistration	December 31,
	2009	+ or (-)	2009

OPERATING REVENUES	$9,069,766		$9,069,766

OPERATING EXPENSES
Cost of services	4,550,643		4,550,643
Depreciation and amortization	1,040,454		1,040,454
Selling, general, and administrative	2,510,292	(144,220)	2,366,072
	8,101,389	(144,220)	7,957,169

OPERATING INCOME	968,377	144,220	1,112,597

OTHER INCOME (EXPENSES)
Interest and dividend income	391,559		391,559
Gain on sale of investments	7,513		7,513
Loss on disposal of assets	(71,883)		(71,883)
Interest expense	(26,321)		(26,321)
Income from equity investments	1,827,141		1,827,141
Gain on reversal of note receivable impairment	445,253		445,253
Other, net	(39,770)		(39,770)
	2,533,492	-	2,533,492

INCOME BEFORE INCOME TAXES	3,501,869	144,220	3,646,089

INCOME TAXES	998,335		998,335

NET INCOME BEFORE MINORITY INTEREST	2,503,534	144,220

MINORITY INTEREST	2,398		2,398

NET INCOME	$2,505,932	$144,220	$2,650,152

BASIC EARNINGS PER MEMBERSHIP UNIT	$81.23	$4.67	$85.90

WEIGHTED AVERAGE UNITS OUTSTANDING	30,724	-	30,724

EARNINGS TO FIXED CHARGES RATIO	$134.21	$5.48	$139.69

PRICE AND DIVIDEND INFORMATION REGARDING BREDA'S SHARES

Authorized and Outstanding Shares

Breda's authorized stock under the Existing Articles consists of 5,000,000 shares of Class A Common Stock, no par value, and 5,000,000 shares of Class B Common Stock, no par value.  The Class A Common Stock is comprised of three series, consisting of 4,968,984 shares of Series 1 Class A Common Stock, 30,959 shares of Series 2 Class A Common Stock, and 57 shares of Series 3 Class A Common Stock.  As of February 11, 2011, Breda had the following outstanding shares of stock:  (i) 3,054 shares of the Series 1 Class A Common Stock, which were held by 79 shareholders; (ii) 21,005 shares of the Series 2 Class A Common Stock, which were held by 492 shareholders; (iii) 32 shares of the Series 3 Class A Common Stock, which were held by 20 shareholders; and (iv) 5,748 shares of Class B Common Stock, which were held by 149 shareholders.

54

Breda had a total of 677 shareholders as of February 11, 2011.  Some of the shareholders own shares of more than one of the series of the Class A Common Stock and/or also own Class B Common Stock, and that is why the total number of shareholders noted in the preceding paragraph exceeds 677.  The determination of the number of shareholders is based upon the number of record holders of the shares as reflected in Breda's internal stock records.

There are currently no outstanding warrants, options or other rights to purchase any shares of common stock of Breda, and there are also currently no outstanding securities which are convertible into or exchangeable for common stock of Breda.  Breda's shares of common stock are not convertible into any other securities.

As of the date of the mailing of this Proxy Statement, Breda did not have any equity compensation plans (including individual compensation arrangements) in place for any directors, officers, employees or other persons, and Breda had no plans to, and had not agreed to, register any of its shares of common stock under federal or any state's securities laws.

No Trading Market For Shares

Breda's common stock is not listed on any exchange, and there is no public or established trading market for Breda's common stock.  An investment in Breda's common stock is also not a liquid investment because the Existing Articles establish various restrictions and conditions on the issuance and ownership of, and on the transfer of, shares of its stock.

Breda's Repurchase Right And Setting Of Price

Breda has the first right and option under the Existing Articles to purchase any or all of the shares of the Class A Common Stock or the Class B Common Stock of any shareholder which are the subject of any assignment.  An "assignment" for this purpose means any sale, transfer, assignment, gift, bequest or other disposition or conveyance of any shares of stock, whether voluntarily or involuntarily or by operation of any process of law, or otherwise, and whether or not for any value or consideration.  An assignment includes, for example, an assignment occurring in connection with the death of a shareholder who is an individual, the dissolution of a shareholder which is an entity, the bankruptcy or insolvency of a shareholder, or the exercise of any rights by any creditor of a shareholder.  The purchase price payable by Breda if Breda determines to exercise its right to purchase any shares of the Class A Common Stock or the Class B Common Stock in connection with any assignment other than a voluntary sale of shares is the fair value of the shares as determined by the board, in its sole discretion..  The purchase price payable by Breda if the assignment is a voluntary sale of the shares by a shareholder for value will be the amount of the purchase price payable by the proposed transferee in the sale.  Breda also has the right and option to purchase any or all of the shares of the Series 1 Class A Common Stock if the holder of the shares ceases to be an eligible telephone subscriber.  The purchase price in this circumstance is the fair value of the shares as determined by the board, in its sole discretion.  Breda will pay the purchase price for any shares purchased by Breda within 90 days of the date of Breda's written notice to the shareholder of Breda's exercise of its right and option to purchase the shares.

55

The board had historically established the purchase price at approximately 75% of the book value of Breda, but the board began to establish the purchase price at approximately 70% of the book value of Breda in 2002.

The board has historically made this determination once per year, in March, April or May, based upon Breda's then most recent year-end financial statements. Breda's fiscal year ends on December 31.  The price is then generally announced and becomes effective at the annual shareholders meeting for that year. The purchase price then generally applies until the board of directors makes a new determination and announces the new purchase price at the next annual shareholders meeting.  The board has, however, departed from its historical practice on a couple of occasions, primarily in connection with the sale of assets in a transaction which was material to Breda.  Beginning with the fiscal year ended December 31, 2006, the board determined to notify shareholders of the established purchase price by letter sent with any dividend payments on or before each April 1st.  The new purchase price consequently becomes effective on or around April 1st of each year instead of the annual meeting date.

Under this approach, the issuance price and redemption price in 1995, 1996, 1997, 1998 and 1999 was, respectively, $27, $31, $41, $64 and $82.

The board departed from its historical practice on November 2, 1999, by adopting a resolution fixing the purchase price at $149 per share. The $149 amount was not based on Breda's book value, but rather was roughly based upon the average sales price of $150.58 per share in the auction that was held in October of 1999.  The auction is discussed below.  The board of directors took that action because it believed the referenced auction provided it with a basis to make a more current determination on this issue.  The board also believed that it was appropriate to make a new determination of the purchase price given the sale of Breda's direct broadcast satellite operation on January 11, 1999. The sale of that operation resulted in a pre-tax gain of $7,436,415.  The sale was not included in Breda's books until the first quarter of 1999, and was therefore not included in the 1998 year-end financial statements which had been utilized by the board in establishing the $82 purchase price in early 1999.

The board returned to its historical practices at its meeting on March 13, 2000, at which time the board of directors adopted a resolution fixing the purchase price at $180 per share.  The $180 amount was determined based upon Breda's 1999 audited financial statements, and was announced at, and became effective at, the May 17, 2000 annual meeting of the shareholders of Breda.  If the above described historical practices were followed, the $180 per share amount would have continued until the next annual determination was made by the board and announced at the annual shareholders meeting for 2001.

56

The board determined to again depart from its historical practices on this issue, however, at a meeting of the board of directors held on June 12, 2000.  At that meeting, the board adopted a resolution fixing Breda's purchase price for shares of its common stock at $235 per share.  The board took this action because it believed that it was appropriate to make a new determination of the purchase price to reflect the receipt by Prairie Telephone of most of the net after-tax proceeds of the sale by Prairie Telephone of its shares of stock in Central Iowa Cellular, Inc.  The $235 per share amount was determined by taking approximately 75% of the then net after-tax proceeds of the sale on a per share basis and adding that figure to the last determined purchase price of $180 per share.  The shareholders of Breda were notified of the increase in the purchase price from $180 to $235 per share by letter dated June 14, 2000.

At the time the board made its determination on June 12, 2000, Prairie Telephone had received approximately $5,108,280, before taxes, and it was estimated that Prairie Telephone would retain approximately $3,147,676 of that amount, after taxes.  For purposes of determining the new purchase price discussed above, Prairie Telephone's basis in its 3,000 shares of common stock of Central Iowa Cellular, Inc. of approximately $206,770 was deducted from the after-tax amount of $3,147,676.

The board has followed Breda's historical practices since that time, by announcing a new purchase price of:

•	$258 per share at the May 16, 2001 annual meeting of the shareholders,

•	$280 per share at the May 21, 2002 annual meeting of the shareholders,

•	$303 per share at the May 20, 2003 annual meeting of the shareholders,

•	$326 per share at the May 18, 2004 annual meeting of the shareholders,

•	$357 per share at the May 17, 2005 annual meeting of the shareholders,

•	$394 per share, by letter to the shareholders dated July 12, 2006,

•	$457 per share, by letter to the shareholders dated April 2, 2007,

•	$509 per share, by letter to the shareholders dated April 1, 2008,

•	$547 per share, by letter to the shareholders dated April 1, 2009, and

•	$587 per share, effective March 18, 2010.

The per share amount was established based upon Breda's book value as reflected in its most recent year-end financial statements, consistent with Breda's historical practices, except that, from 2002 until March 18, 2010, the purchase price has been set at approximately 70% of the book value.  The purchase price established as of March 18, 2010 was set at 69% of book value rather than 70%.  Breda lowered the percentage from 70% to 69% due to decreases in certain revenue sources during 2009.  Breda believes those decreases are permanent decreases in revenues that will also likely continue to decrease in future years.  Future reductions in the purchase price payable by Breda are therefore likely.

57

The increase in the purchase price from $394 per share to $457 per share which was announced by the April 2, 2007 letter to the shareholders was primarily the result of Breda's receipt of $1,336,000 for the redemption of its 1,336 shares of Class C stock in the Rural Telephone Bank.  Breda's pre-tax gain was approximately $1,170,211 and its after tax gain was approximately $698,946.

The board currently intends to continue to address this issue on an annual basis consistent with the above described historical practices if the Proposed Articles are approved by the Class A Common Stock shareholders, except that the board of directors may determine to lower the percentage of book value on which the purchase price is based and to depart from those historical practices again in the future in the event of loss of, or declining revenues, or the occurrence of what the board of directors believes are material or significant events.  The board has not set a different purchase price for shares of the Class A Common Stock and the Class B Common Stock under the Existing Articles.  The board also currently does not anticipate establishing a different purchase price for shares of the Class A Common Stock, the Class B Common Stock or the Class C Common Stock under the Proposed Articles.

The purchase price as determined by the board of directors has increased from $27 per share in 1995 to the current $587 per share amount described above.  Breda does not believe that the amount of this increase is indicative of potential future increases, however, in particular given that:

•	The referenced increase was due primarily to three "one-time" material events, and

•
Breda does not currently foresee any material increase in revenues from its or any of its subsidiaries' normal and ordinary course business operations, and, in fact, sees continuing and material downside pressure on, and reductions in, those revenues.

Since there is no public trading market or any other principal market for Breda's common stock, sales of common stock to other shareholders and repurchases of common stock by Breda currently are the primary methods for a shareholder to be able to sell the shareholder's shares.  Breda's repurchases of its common stock are discussed below in this Item.

Breda maintains a list of shareholders desiring to sell their shares, and of other shareholders desiring to purchase those shares, as discussed below.

Purchases By Breda And Breda's Directors And Executive Officers Since January 1, 2008

Given that repurchases of common stock by Breda is currently one of the primary methods for a shareholder to be able to sell the shareholder's shares, the following paragraphs provide some information on Breda's past purchases of its common stock from its shareholders from January 1, 2008 through the date of the mailing of this Proxy Statement.

58

Breda purchased a total of 85 shares from two different shareholders during 2008.  Eighty of those shares were purchased in February of 2008 for $457 per share, and the remaining 5 shares were purchased in March of 2008 for $457 per share.  All of the shares were purchased by Breda pursuant to the repurchase right or the right of first refusal granted to Breda in the Existing Articles.  The $457 per share purchase price was the price that was established by the board of directors and that became effective on April 2, 2007.

Breda did not purchase any shares of its common stock during 2009.

Breda purchased a total of 406 shares of its common stock during 2010.  Three hundred thirty-two of those shares were purchased in July of 2010 for $587 per share, and the remaining 74 shares were purchased in August of 2010 for $587 per share.  All of the shares were purchased by Breda pursuant to the repurchase right or right of first refusal granted to Breda in the Existing Articles.  The $587 per share price was the price that was established by the board of directors and that became effective on March 18, 2010.

Breda had not purchased any shares of its common stock from January 1, 2011 through the date of the mailing of this Proxy Statement.

Breda has significantly decreased its purchases of shares from shareholders over the last ten years, with the goal of allowing the shareholders of Breda to first purchase any shares of Breda that another shareholder desires to sell.  Breda does not currently anticipate changing that approach.

The following table sets out a summary of the shares of Breda's common stock that have been purchased by any director or executive officer of Breda from January 1, 2008 through the date of the mailing of this Proxy Statement.

Name	Number of Shares Purchased	Purchase Price Per Share	Month of Purchase

Daniel McDermott	2	$587	August, 2010
Daniel McDermott	20	$587	July, 2010
Charles Thatcher	5	$587	July, 2010
Neil Kanne	2	$547	September, 2009
DanielNieland	1	$509	June, 2009
Robert Buelt	18	$509	February, 2009
Rick Anthofer	30	$1	December, 2008

The shares purchased by Rick Anthofer were purchased as part of a compensation package from a third party employer.

59

Transfers Among Shareholders Since January 1, 2008

The board of directors determined in late 1999 to allow shareholders to advise Breda of the fact that they desire to sell any or all of their shares of Breda's common stock, and to allow persons to advise Breda of the fact that they desire to purchase shares of Breda's common stock.  Breda keeps a list of those shareholders and buyers, and will make the list available to all of the shareholders and buyers on the list.  The terms of any sale between a shareholder and a buyer will be negotiated by them, and no one is required to sell or buy any shares because their name is on the list.  Breda does not participate in, and has no responsibility for, negotiating the terms and conditions of any sale of shares between anyone on the list.  Breda also retains its right to purchase any shares which are intended to be sold by any shareholder to any buyer under the right of first refusal granted to Breda in the Existing Articles.  Breda anticipates continuing this practice if the Proposed Articles are approved by the Class A Common Stock shareholders.

The following paragraphs provide information regarding sales or other transfers of shares of Breda's common stock from January 1, 2008 through the date of the mailing of this Proxy Statement where Breda did not exercise its right of first refusal to purchase the shares.  Some of the sales and transfers may have been between shareholders on the seller and buyer list which is maintained by Breda.

There were 38 separate transfers of shares during the calendar year 2008 between shareholders or among family members.  A summary of those transfers is as follows:

1.	Ten shares were transferred between spouses.
1.	Two shares were sold for $460 per share.
2.	Thirteen shares were sold for $457 per share.
3.	One hundred sixty shares were transferred equally (32 shares) to five family members and two shares were sold for $457 per share.
4.	Fifteen shares were sold for $457 per share.
5.	Ninety-two shares were transferred to family members as follows: eight individuals received eight shares each and four individuals received seven shares each.
6.	Fifty shares were sold for $462 per share.
7.	Sixty-seven shares were transferred to a family member.
8.	One hundred shares were transferred to three family members as follows: two individuals received 33 shares each and one individual received 34 shares.
9.	One hundred eighty shares were transferred equally (20 shares) to nine individuals.
10.	One hundred shares were sold for $457 per share.
11.	Two hundred twelve shares were transferred equally to four individuals.
12.	Two shares were transferred from one spouse to another.
13.	Three shares were transferred from one spouse to another.
14.	Two shares were sold for $509 per share.
15.	Two shares were sold for $509 per share.
16.	Two shares were sold for $509 per share.
17.	Fifteen shares were sold for $510 per share.
18.	Thirty shares were sold for $1 per share.

60

19.	Four shares were transferred equally to four individuals.
20.	Two hundred twelve shares were transferred to the shareholder’s son.
21.	Twelve shares were sold for $509 per share.
22.	Thirty eight shares were sold for $509 per share.
23.	Two shares were sold for $509 per share.
24.	Two shares were sold for $509 per share.
25.	Fifty six shares were sold for $514 per share.
26.	Ten shares were transferred to brother.
27.	Two shares were transferred to related party.
28.	Two shares were sold for $509 per share.
29.	Thirteen shares were sold for $509 per share.
30.	Two shares were transferred to former spouse.
31.	Ten shares were transferred to spouse.
32.	One hundred forty eight shares were transferred to shareholders’ trust.
33.	One hundred twenty five shares were transferred to sister.
34.	Thirty four shares were transferred to children.
35.	Thirty shares were sold for $1 plus other consideration.
36.	Thirty shares were sold for $509 per share.
37.	Fourteen shares were transferred to spouse.

There were 37 separate transfers of shares during the calendar year 2009 between shareholders or among family members.  A summary of those transfers is as follows:

1.	Twenty-five shares were sold for $509 per share.
2.	Two hundred twelve shares were transferred to nine family members.
3.	Four hundred fifty shares held jointly were transferred to the two individuals’ revocable trusts.
4.	Twenty shares were sold to three individuals for $509 per share.
5.	Three hundred forty-four shares were sold for $1 and other consideration to six family members.
6.	Three hundred sixty-two shares were transferred to six family members.
7.	One hundred twenty-one shares were transferred to spouse.
8.	Ten shares were sold for $514 per share.
9.	Two shares were transferred to spouse.
10.	Two shares were sold for $550 per share.
11.	Fifty-two shares were transferred to spouse, son, and daughter-in-law.
12.	Two shares were sold for $550 per share.
13.	Two hundred shares were transferred to spouse.
14.	One hundred twenty-eight shares from two shareholders transferred to daughter.
15.	Two shares were sold for $547 per share.
16.	Seventy shares were transferred to four children.
17.	Two shares were sold for $200 per share.
18.	Four shares were sold to two individuals for $547 per share.
19.	One share was sold for $509 per share.
20.	Two shares were sold for $547 per share.
21.	Ten shares were sold to two individuals for $550 per share.

61

22.	Five shares were transferred to brother.
23.	Two jointly-held shares were transferred equally to the individuals.
24.	One hundred seventeen shares were transferred to spouse.
25.	Twenty-three shares were sold for $509 per share.
26.	Two shares were sold for $394 per share.
27.	Two certificate holders transferred 80 shares to surviving shareholder.
28.	Sixty-two shares were sold to seven individuals for $547 per share.
29.	Seventy-five shares were sold to two individuals for $547 per share.
30.	Two hundred twelve shares were transferred to ten children.
31.	Ten shares were sold for $547 per share.
32.	Two shares were sold for $547 per share.
33.	Twenty-one shares were transferred to shareholder’s revocable trust.
34.	Forty-six shares were sold to four individuals for $547 per share.
35.	Twenty-two out of sixty-two shares were transferred to two children, and the remaining forty shares were sold to two children for $547 per share.
35.	Two hundred thirty-three shares were transferred to the shareholder’s revocable trust.
36.	Ten shares were sold for $547 per share.

There were 34 separate transfers of shares during the calendar year 2010 between shareholders or among family members.  The following is a summary of those transfers:

•
There were transfers of 151 shares of Breda's common stock by 6 different shareholders during the period of January 1, 2010 through March 31, 2010.  One hundred seven of those 151 shares were sold for $547 per share, and the remaining 44 shares were transferred without the payment of any purchase price or other consideration.  The latter transfers were to, for example, family members.

•
There were transfers of 560 shares of Breda's common stock by 13 different shareholders during the period of April 1, 2010 through June 30, 2010.  One hundred thirty-five of those 560 shares were sold for $547 per share.  One hundred ninety-three of those 560 shares were sold for $587 per share, and 150 of those 560 shares were sold for $590 per share.  The remaining 82 shares were transferred without the payment of any purchase price or other consideration.  The latter transfers were to, for example, family members.

•
There were transfers of 69 shares of Breda's common stock by 6 different shareholders during the period of July 1, 2010 through September 30, 2010.  Twenty-nine of those 69 shares were sold for $587 per share.  Two of those 69 shares were sold for $590 per share.  The remaining 38 shares were transferred without the payment of any purchase price or other consideration.  The latter transfers were to, for example, family members or trusts.

•
There were transfers of 800 shares of Breda's common stock by 9 different shareholders during the period of October 1, 2010 through December 31, 2010.  Two of those 800 shares were sold for $587 per share, and the remaining 798 shares were transferred without the payment of any purchase price or other consideration.  The latter transfers were to, for example, family members or trusts.

62

Many of the transactions between the shareholders were made at or around the most recent repurchase price that had been announced by Breda.

Dividends Paid By Breda

Breda has declared and paid 12 dividends to its shareholders since Breda was incorporated in 1964.  The dividends were declared in March or April of each of 1999 through 2010.  The first six dividends were in the amount of $3.00 per share.  The 2005, 2006 and 2007 dividends were in the amount of $7.00 per share.  The 2008, 2009 and 2010 dividends were in the amount of $8.00 per share.  The aggregate dividend paid was, respectively, $113,166, $113,046, $111,087, $104,214, $98,436, $94,479, $218,190, $217,161, $217,112, $246,808, $246,808 and $246,808.

Payment of dividends is within the discretion of Breda's board of directors, and out of funds legally available therefore as provided in the Iowa Business Corporation Act.

The only other current restrictions and covenants regarding Breda's ability to pay dividends are under BTC, Inc.'s loan agreements with the Rural Utilities Services for the fiber-to-the-home build-out project in Carroll, Iowa.  Breda does not believe that those restrictions and covenants will preclude Breda from paying any dividends or distributions or from repurchasing any of its shares of common stock during 2011, should Breda otherwise determine to do so.

Although Breda has declared a dividend in each of the years from 1999 through 2010, there is no assurance that regular dividends will continue to be able to be paid by Breda in the future given both the general economic outlook that was in existence at the time of the preparation of this Proxy Statement and given the revenue pressures being felt by Breda at that time and that the board anticipates in the future.  It is possible, therefore, that no, or perhaps reduced, distributions will be declared and paid by Breda in future years.

The board does not believe the reclassification transaction will not have any effect on Breda's ability to declare and pay dividends to Breda's shareholders.

SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

The reclassification transaction will not result in the expenditure of funds by Breda, other than for payment of the out-of-pocket costs and expenses incurred in connection with the preparation and filing of this Proxy Statement and the various related documents, such as the Schedule 13E-3 and Form 15.  The types of costs and expenses include filing fees, legal and accounting fees, solicitation expenses, and printing and mailing costs.  Breda estimates that its out-of-pocket costs and expenses will be approximately $100,000, broken down as follows:

Description	Amount

Legal fees and expenses	$65,500
Printing and mailing costs	$20,763
Accounting fees and expenses	$4,000
Filing and EDGAR fees	$4,510
Miscellaneous expenses	$5,227
$100,000

63

Breda will pay those costs and expenses from its ordinary course operating funds.

VOTING SECURITIES

Only Class A Common Stock shareholders of record as of the close of business on February 11, 2011 are entitled to notice of, and to vote at, the Meeting.  As required by the Iowa Business Corporation Act, Breda is also providing notice of the Meeting and the Proxy Statement to the holders of the Class B Common Stock of Breda of record as of such date.

Breda's authorized stock consists of Class A Common Stock, no par value, and Class B Common Stock, no par value.  The Class B Common Stock generally has no voting rights.  The Class A Common Stock is comprised of three series, Series 1, Series 2 and Series 3.

As of February 11, 2011, Breda had the following outstanding shares of stock:  (i) 3,054 shares of the Series 1 Class A Common Stock, which were held by 79 shareholders, (ii) 21,005 shares of the Series 2 Class A Common Stock, which were held by 492 shareholders, (iii) 32 shares of the Series 3 Class A Common Stock, which were held by 20 shareholders, and (iv) 5,748 shares of the Class B Common Stock, which were held by 149 shareholders.

Breda had a total of 677 shareholders as of February 11, 2011.  Some of the shareholders own shares of more than one of the series of the Class A Common Stock and/or also own Class B Common Stock, and that is why the total number of shareholders noted in the preceding paragraph may exceed 677.

The Proposed Articles will amend and restate in entirety the Existing Articles.  The vote on the Proposed Articles is separated into two proposals.

Proposal 1 is the vote upon Articles IV and V of the Proposed Articles, which address the establishment and terms of the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, and the reclassification of the existing outstanding shares of the Series 1, Series 2 and Series 3 Class A Common Stock into the series of the Class A Common Stock and the Class C Common Stock as provided in the Proposed Articles.  As is discussed in this Proxy Statement, the primary and intended effect of the reclassification is to allow Breda to terminate its reporting obligations under the Exchange Act.

Proposal 2 is the vote upon all of the remaining articles of the Proposed Articles.  The board believes the changes reflected in the other articles are changes that are necessary to conform those articles to the classes and series of stock in Articles IV and V of the Proposed Articles, or are clarifying changes or changes intended to more closely conform those articles to the Iowa Business Corporation Act.

Given that the Proposed Articles is a single, integrated document, however, the entire Proposed Articles must be approved by the shareholders in order to be effective, so the approval and effectiveness of each of the two proposals is conditioned upon the shareholder's approval of the other proposal.  The failure of the shareholders to approve one of the proposals will, therefore, lead to the failure to approve of both of the proposals and the entire Proposed Articles.

64

The holders of the Series 1, Series 2 and Series 3 Class A Common Stock generally vote as a single voting group on all matters that are presented to those shareholders for adoption and approval.  Section 490.1004 of the Iowa Business Corporation Act requires, however, that the holders of the Series 1, Series 2 and Series 3 Class A Common Stock vote as separate voting groups on the Proposed Articles because of the fact that some shares of the Class A Common Stock will be reclassified into shares of Class C Common Stock pursuant to the Proposed Articles.  Voting by separate voting groups means that the holders of the Series 1, Series 2 and Series 3 Class A Common Stock must separately approve the two proposals regarding the Proposed Articles, so if any series of the Class A Common Stock does not approve of either of the two proposals regarding the Proposed Articles, the Proposed Articles will not be approved or effective.

Each Series 1 and Series 2 Class A Common Stock shareholder is entitled to only one vote on all matters presented to the shareholders, regardless of the number of shares of the Series 1 or Series 2 Class A Common Stock owned by the shareholder.  Each Series 3 Class A Common Stock shareholder is entitled to one vote for each share of the Series 3 Class A Common Stock owned by the shareholder on all matters presented to the shareholders.  The Class B Common Stock does not have any voting rights on the Proposed Articles.

Any number of votes entitled to vote on a matter by a voting group of the shareholders of Breda constitutes a quorum of that voting group for action on a matter by that voting group, unless otherwise required by law.  In this case, Section 490.1003(5) of the Iowa Business Corporation Act requires that a quorum for a voting group for the purpose of amending the articles of incorporation of a corporation must be at least a majority of the votes entitled to be cast on the amendment by the voting group.  A quorum for the Series 1, Series 2 and Series 3 Class A Common Stock for the Meeting will therefore be a majority of the votes which are entitled to be cast on the Proposed Articles by those respective series of the Class A Common Stock, which equates to 40 shareholders of the Series 1 Class A Common Stock, 250 shareholders of the Series 2 Class A Common Stock and the shareholders holding at least 17 of the 32 outstanding shares of the Series 3 Common Stock.  Shareholder action by each of those voting groups on both of the proposals regarding the Proposed Articles will be approved if the votes cast within the voting group favoring the proposal exceeds the votes cast opposing the matter.

Votes withheld for any proposal, abstentions and broker-dealer non-votes represented at the Meeting will be counted for quorum purposes, but will not be counted as votes cast for or against either of the proposals regarding the Proposed Articles and will not affect the outcome of the vote on either of the proposals regarding the Proposed Articles.

Under Breda's Second Amended and Restated Bylaws, voting by shareholders on any question or in any election is required to be taken by written ballot as described in this paragraph.  The written ballot must be mailed by regular mail to the shareholders entitled to vote on the matter in question, along with two envelopes.  One of the envelopes must be marked "Ballot", and the other must be a self-addressed, stamped envelope addressed to a post office box in Carroll, Iowa.  The return envelope must have a control number on the envelope which has been assigned to the shareholder in question.  All shareholders will be requested to use those envelopes to mail the written ballot to the post office box in Carroll, Iowa, but a shareholder may deliver the written ballot in person at the meeting in question.    If a shareholder mails a written ballot to the post office box in Carroll and attends the meeting in question and wants to withdraw the shareholder's written ballot or change the shareholder's vote from that indicated on the shareholder's written ballot, the shareholder will be allowed to do so by notifying the secretary or another officer of Breda at the commencement of the meeting.  In that case, the shareholder will be provided with another written ballot to complete and deliver to the secretary at the meeting.  The board is authorized to determine the form and content of the written ballot to be used for each shareholders meeting.  If a written ballot is properly completed and timely returned or delivered, the shares covered by the written ballot will be voted at the meeting in question in accordance with the specifications set out in the written ballot.

65

Breda's Second Amended and Restated Bylaws also provide for a ballot committee of six individuals, comprised of two shareholders appointed by the board on an annual basis, an accountant from the accounting firm providing audit services to Breda, legal counsel as appointed by the board, and two other shareholders.  The latter two shareholders appoint their own replacements for the next year, but if those shareholders do not designate their replacements, the board may do so.  The ballot committee has sole control over the post office box, and is responsible for tabulating all of the voting by written ballots at each meeting.

The results of the vote by the ballots have historically been determined prior to the meeting of the shareholders, and announced at the meeting.  Given this practice, Breda generally does not call for votes of the shareholders at any meeting, and no vote of the shareholders will accordingly be taken at the Meeting.  Shareholders are therefore strongly encouraged to timely mail their written ballots.  Shareholders will, however, be permitted to present their ballots at the Meeting in the envelopes provided by Breda.  Also, if you attend the Meeting and desire to withdraw your ballot, you may do so by notifying the secretary or another officer of Breda at the commencement of the Meeting.  You will then be provided with another ballot to complete and deliver to the secretary at the Meeting.

No shareholder proposals will be able to be made or acted upon at the Meeting, and no shareholder action will be able to be taken at the Meeting other than the action on the two proposals regarding the Proposed Articles in the form presented to the shareholders along with this Proxy Statement.

AMENDMENT OF BYLAWS

The board has approved, subject to the shareholders' adoption and approval of the Proposed Articles, the Third Amended and Restated Bylaws for Breda (the "Restated Bylaws").  The board has authorized and approved the Restated Bylaws in order to conform the bylaws of Breda to the Proposed Articles.  Shareholder approval for the adoption of the Restated Bylaws is not necessary.  A copy of the Restated Bylaws and of Breda's existing Second Amended and Restated Bylaws will be made available to shareholders who request copies of those documents at the Meeting.

66

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Breda's Class A Common Stock and Class B Common Stock as of February 11, 2011 by the following individuals:

•	Breda's directors;
•	Breda's officers; and
•	Breda's directors and officers as a group.

Breda had 30,445 outstanding shares on February 11, 2011.

Security Ownership Table
Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership1	Percent of Class

Series 3 Class A Common Stock	Dean Schettler, Director and President	2.006%

Series 2 Class A Common Stock	Daniel Nieland, Director and Vice-President	2.006%

Series 2 Class A Common Stock	Rick Anthofer, Director and Treasurer	53.174%

Series 2 Class A Common Stock	Neil Kanne, Director and Secretary	42.013%

Series 1 and Series 2 Class A Common Stock	Clifford Neumayer, Director	1863	.611%

Series 3 Class A Common Stock	Dr. Daniel McDermott, Director	1414	.463%

Series 2 Class A Common Stock	David Grabner, Director	555.181%

	All directors and officers as a group (7 persons)	443	1.45%

67

1	Unless otherwise indicated by a footnote, all of the shares are directly owned by the listed individual and are not pledged as security by the listed individual.
2	Two of these shares are held by Mr. Kanne's spouse.
3	Five of these shares are held by Mr. Neumayer's spouse and are shares of the Series 1 Class A Common Stock.
4	Seventy of these shares are held by Mr. McDermott's spouse.
5	One of these shares is held by Mr. Grabner's spouse.

Charles Deisbeck and Jane Morlok are employed as, respectively, Breda's chief executive officer and chief financial officer.  Neither of them own any shares of Class A Common Stock or Class B Common Stock.

To Breda's knowledge, as of the mailing of this Proxy Statement:

•
No person or group was the beneficial owner of more than 5% of the outstanding Class A Common Stock or Class B Common Stock, and no person or group held more than 5% of the outstanding Class A Common Stock or Class B Common Stock pursuant to any voting trust or similar agreement; and

•	There were no arrangements, including any pledge of Class A Common Stock or Class B Common Stock by any person, the operation of which may at a subsequent date result in a change in control of Breda.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Breda currently anticipates holding the annual shareholders meeting for 2011 in May or June of 2011.

In order for a proposal of any shareholder pursuant to the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 to be presented for inclusion in Breda's proxy materials for the annual meeting of shareholders to be held in 2011, the proposal needed to have been received at Breda's principal executive office by no later than the close of business on January 2, 2011.  Any such proposal needed to comply with the regulations of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in Breda's proxy materials.  As the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included in Breda's proxy materials.

Any shareholder proposal, other than with respect to a nominee for election as a director, which is submitted outside the processes of Rule 14a-8 shall be considered untimely unless received at Breda's principal executive office by no later than March 17, 2011.

68

Breda has a nomination process where any three or more Class A Common Stock shareholders can nominate an individual for election as a director of Breda.  Breda currently intends to notify its shareholders in February, 2011 that anyone wishing to nominate themselves to serve as a director, or another Class A Common Stock shareholder to serve as a director, will need to submit a nomination petition and the related nominee statement to Breda by no later than March 31, 2011.

A shareholder who wishes to submit a proposal or a nomination petition is encouraged to seek independent counsel about the requirements of the Securities and Exchange Commission and under the governing documents of Breda.

All proposals and nomination petitions should be directed to Breda at Breda's principal executive office located at 112 E. Main, P.O. Box 190, Breda, Iowa, to the attention of Breda's President.  Breda suggests that proposals be sent by certified mail, return receipt requested, or by another means which can establish proof of the date of delivery.

As discussed above in this Proxy Statement, if the Proposed Articles are approved, Breda will terminate the registration of its Class A Common Stock under the Securities Exchange Act of 1934.  One result will be that the shareholders will no longer be able to utilize the shareholder proposal procedures and processes which are available under that Act and its implementing regulations, including Rule 14a-8.

OTHER MATTERS

The board does not intend to bring any matters before the shareholders for action at the Meeting other than the two proposals noted in this Proxy Statement.  Also, as discussed in the Section above entitled "VOTING SECURITIES," given the requirement that all voting by the shareholders must be by written ballots which have been mailed to the shareholders prior to the meeting at which the action is to be taken, no other matters can be properly acted upon by the shareholders at the Meeting.

AUDITORS

Kiesling Associates LLP served as Breda's independent auditors for the fiscal years ended December 31, 2009 and 2008.  A representative of Kiesling Associates LLP is not expected to be present at the Meeting and are therefore also not expected to be available to respond to any appropriate questions.  If a representative of Kiesling Associates LLP is present at the Meeting, the representative will have the opportunity to make a statement if the representative desires to do so.

FORWARD LOOKING STATEMENTS

This Proxy Statement may contain forward looking statements that express Breda's current beliefs, forecasts, projections and predictions about future events.  All statements other than statements of historical fact are forward looking statements, and include statements with respect to financial results and conditions; anticipated trends in business, revenues, net income, net profits or net losses; projections concerning operations, capital needs and cash flow; management's plan or intentions for the future; competitive position or circumstances; and other forecasts, projections and statements of expectation.  Forward looking statements include and are subject to various material risks, uncertainties and assumptions.  Breda cannot guarantee Breda's future results, performance or business conditions.  You therefore should not place strong or undue reliance on any forward looking statements in this Proxy Statement or in any of Breda's filings with the SEC or otherwise.  Some of the factors, risks and uncertainties that affect forward looking statements and that may cause Breda's results or circumstances to differ materially from those contemplated by forward looking statements are included in Breda's filings with the SEC, generally under the caption "Cautionary Statement On Forward Looking Statements And Industry And Market Data."

69

WHERE YOU CAN FIND MORE INFORMATION

Breda is subject to the information requirements of the Exchange Act, and Breda files reports, proxy statements and other information with the SEC pursuant to the requirements of the Exchange Act and its implementing regulations.  Those reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Copies of those materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain information on the operations of the SEC's public reference room in Washington, D.C. by calling the SEC at 1-800-SEC-0330.  Breda's reports, proxy statements and other information are also available from Breda's Edgar filings which can be obtained through the SEC's website at www.sec.gov.

INFORMATION INCORPORATED BY REFERENCE

The following information is incorporated by reference into this Proxy Statement, and should be considered part of this Proxy Statement, except only for any information which is superseded by information in this Proxy Statement:

•	Breda's Quarterly Report for the quarter ended September 30, 2010.

•	Breda's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and the Explanatory Note and Item 8 of both Amendment No. 1 and Amendment No. 2 to that Form 10-K.

The Form 10-Q was filed with the SEC on August 11, 2010.  The Form 10-K and Amendment Nos. 1 and 2 to that Form 10-K were filed with the SEC on, respectively, March 31, 2010, September 10, 2010 and January 3, 2011.

Breda has supplied all information relating to Breda which is incorporated by reference in this Proxy Statement.

A copy of Breda's Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 and of Breda's Annual Report on Form 10-K and of Amendment Nos. 1 and 2 to that Form 10-K were provided as Appendix C and Appendix D to this Proxy Statement.  You can also obtain those reports through the SEC at the locations set out in "WHERE YOU CAN FIND MORE INFORMATION" above, or through Breda at the address noted below.

70

Breda will provide without charge to each shareholder, upon the oral or written request of a shareholder, another copy of Breda's Quarterly Report on Form 10-Q filed with the SEC, including the financial statements, exhibits and schedules, for the quarter ended September 30, 2010, and of Breda's Annual Report on Form 10--K and Amendment Nos. 1 and 2 to that Form 10-K each filed with the SEC, including the financial statements, exhibits and schedules, for the fiscal year ended December 31, 2009.  A written request for those reports should be directed to Breda Telephone Corp., 112 East Main, P.O. Box 190, Breda, Iowa 51436, Attn:  Jane Morlok.  An oral request can be made by contacting Breda at (712) 673-2311.  The request must include a representation that the requesting person was a holder of record or a beneficial owner of shares on February 11, 2011.  The reports are also part of Breda's SEC filings, which you can access at the SEC's website www.sec.gov.

By order of the Board of Directors,

/s/ Neil Kanne
Neil Kanne
Secretary
Breda, Iowa
February 11, 2011

71

APPENDIX A

PROPOSED ARTICLES OF RESTATEMENT

ARTICLES OF RESTATEMENT

OF

BREDA TELEPHONE CORP.

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

Pursuant to section 490.1007 of the Iowa Business Corporation Act, Breda Telephone Corp., an Iowa corporation, adopts restated articles of incorporation as follows:

ARTICLE I

The name of the Corporation is Breda Telephone Corp.

ARTICLE II

The Corporation shall have perpetual duration.

ARTICLE III

The purpose of the Corporation is to engage in any lawful business.

ARTICLE IV

Section 1.  The aggregate number of shares of stock which the Corporation is authorized to issue is 15,000,000 shares, comprised of the following three classes:  (i) 5,000,000 shares of Class A Common Stock, no par value; (ii) 5,000,000 shares of Class B Common Stock, no par value; and (iii) 5,000,000 shares of Class C Common Stock, no par value.  The Class A Common Stock shall be comprised of the following two series:  (i)  4,999,982 shares of Series 1 Class A Common Stock; and (ii) 18 shares of Series 2 Class A Common Stock.  All references to the Class A Common Stock in these Articles of Restatement include both of the series of the Class A Common Stock.  The Class C Common Stock shall be comprised of the following two series:  (i) 4,999,986 shares of Series 1 Class C Common Stock; and (ii) 14 shares of Series 2 Class C Common Stock.  All references to the Class C Common Stock in these Articles of Restatement include both of the series of the Class C Common Stock.

Section 2.  Upon the filing of these Articles of Restatement with and by the Iowa Secretary of State (the "Effective Time"):

(a)           Each issued and outstanding share of the Series 1 Class A Common Stock, no par value, of the Corporation as of the Effective Time that is owned of record by an Eligible Class A Shareholder (as that term is defined below) shall continue to be one share of the Series 1 Class A Common Stock.  The term "Eligible Class A Shareholder" means (i) any individual whose principal residence is both located within the Breda, Iowa or the Lidderdale, Iowa telephone exchange areas served by the Corporation and receives land line telephone service from the Corporation pursuant to a telephone line serving that principal residence, and the individual is 18 years of age or older and listed on the Corporation's account for such land line telephone service (an "Individual Subscriber"); and (ii) one Related Person (as that term is defined below) of an Individual Subscriber (for each respective Individual Subscriber, the "Related Subscriber").  The term "Related Person" means any of the following individuals, so long as they are at least 18 years of age and the principal residence of the individual is with the Individual Subscriber in question:  (i) the spouse of the Individual Subscriber; (ii) a parent of the Individual Subscriber; (iii) a grandparent of the Individual Subscriber; (iv) a brother or sister of the Individual Subscriber; or (v) a child or grandchild (including by adoption) of the Individual Subscriber.  There can only be one Individual Subscriber and one Related Subscriber for a residence, regardless of the number of land lines or telephone numbers serving the residence or the number of individuals listed on the Corporation's account for the land line telephone service, and all certificates for shares issued to the Individual Subscriber and the Related Subscriber, in those capacities, must be titled the same, and any shares which are titled differently shall not be held by them in such capacities and shall accordingly be shares of the Series 1 Class C Common Stock or of the Class B Common Stock, as applicable.  Without limiting the foregoing requirements for an Eligible Class A Shareholder, no business (whether operated as a sole proprietorship or otherwise) or form of entity can be an Eligible Class A Shareholder.  The board of directors of the Corporation may resolve, in the board's sole discretion, any question or dispute regarding whether an individual is an Eligible Class A Shareholder, including (i) whether a residence is the principal residence of an individual, (ii) which individual shall be the Individual Subscriber and/or the Related Subscriber for the that principal residence, or (iii) whether the telephone line in question is serving an individual as opposed to a business or entity.

(b)           Each issued and outstanding share of the Series 1 Class A Common Stock, no par value, of the Corporation as of the Effective Time that is owned of record by either a Grandfathered Class C Shareholder or an Eligible Class C Shareholder (as those terms are defined below) shall automatically, and without any notice by or to, or any action by, the Corporation, the Grandfathered Class C Shareholder or the Eligible Class C Shareholder in question or any other shareholder, be reclassified as and converted into one share of the Series 1 Class C Common stock.  From and after the Effective Time, each outstanding certificate representing issued and outstanding shares of the Series 1 Class A Common Stock of the Corporation as of the Effective Time that are owned of record by a Grandfathered Class C Shareholder or an Eligible C Class Shareholder shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class C Common Stock.  Upon the surrender by a Grandfathered Class C Shareholder or an Eligible C Class Shareholder of any such outstanding certificate, duly endorsed, the Grandfathered Class C Shareholder or the Eligible Class C Shareholder in question shall receive a new certificate for the aggregate number of shares of the Series 1 Class C Common Stock held by such Grandfathered Class C Shareholder or Eligible Class C Shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.

2

The term "Grandfathered Class C Shareholder" means (i) any individual which owns of record as of the Effective Time any share or shares of any of the series of the Class A Common Stock, no par value, of the Corporation and who is not an Eligible Class A Shareholder; and (ii) any business (whether operated as a sole proprietorship or otherwise) or entity which owns of record as of the Effective Time any share or shares of any of the series of the Class A Common Stock, no par value, of the Corporation, and which business or entity is not an Eligible Class C Shareholder.

The term "Eligible Class C Shareholder" means any business (whether operated as a sole proprietorship or otherwise) or entity whose principal place of business is located within the Breda, Iowa or the Lidderdale, Iowa telephone exchange areas served by the Corporation and which subscribes to the Corporation's land line telephone service for a telephone line serving that place of business.

The board of directors of the Corporation may resolve, in the board's sole discretion, any question or dispute regarding whether a shareholder is a Grandfathered Class C Shareholder or an Eligible Class C Shareholder, including whether the telephone line in question is serving a business or an entity, as opposed to an individual.

(c)           Each issued and outstanding share of the Series 2 Class A Common Stock, no par value, of the Corporation as of the Effective Time that is owned of record by an Eligible Class A Shareholder shall automatically, and without any notice by or to, or any action by, the Corporation, the Eligible Class A Shareholder in question or any other shareholder, be reclassified as and converted into one share of the Series 1 Class A Common Stock.  From and after the Effective Time, each outstanding certificate representing issued and outstanding shares of the Series 2 Class A Common Stock of the Corporation as of the Effective Time that are owned of record by an Eligible Class A Shareholder shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class A Common Stock.  Upon the surrender of any such outstanding certificate for shares of the Series 2 Class A Common Stock, duly endorsed, the Eligible Class A Shareholder in question shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock held by such Eligible Class A Shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.

(d)           Each issued and outstanding share of the Series 2 Class A Common Stock, no par value, of the Corporation as of the Effective Time that is owned by either a Grandfathered Class C Shareholder or an Eligible Class C Shareholder shall automatically, and without any notice by or to, or any action by, the Corporation, the Grandfathered Class  C Shareholder or the Eligible Class C Shareholder in question or any other shareholder, be reclassified as and converted into one share of the Series 1 Class C Common Stock.  From and after the Effective Time, each outstanding certificate representing issued and outstanding shares of the Series 2 Class A Common Stock of the Corporation as of the Effective Time that are owned of record by a Grandfathered Class C Shareholder or an Eligible Class  C Shareholder shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class C Common Stock.  Upon the surrender by a Grandfathered Class C Shareholder or an Eligible Class C Shareholder of any such outstanding certificate, duly endorsed, the Grandfathered Class C Shareholder or the Eligible Class C Shareholder in question shall receive a new certificate for the aggregate number of shares of the Series 1 Class C Common Stock held by such Grandfathered Class C Shareholder or Eligible Class C Shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.

3

(e)           Each issued and outstanding share of the Series 3 Class A Common Stock, no par value, of the Corporation as of the Effective Time that is owned of record by an Eligible Class A Shareholder shall automatically, and without any notice by or to, or any action by, the Corporation, the Eligible Class A Shareholder in question or any other shareholder, be reclassified as and converted into one share of the Series 2 Class A Common Stock.  From and after the Effective Time, each outstanding certificate representing issued and outstanding shares of the Series 3 Class A Common Stock of the Corporation as of the Effective Time that are owned of record by an Eligible Class A Shareholder shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 2 Class A Common Stock.  Upon the surrender of any such outstanding certificate for shares of the Series 3 Class A Common Stock, duly endorsed, the Eligible Class A Shareholder in question shall receive a new certificate for the aggregate number of shares of the Series 2 Class A Common Stock held by such Eligible Class A Shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  A Series 2 Class A Common Stock shareholder may also obtain and hold a share or shares of the Series 1 Class A Common Stock as an assignee under an Assignment pursuant to the operation of other provisions of these Articles of Restatement or if such share or shares of the Series 1 Class A Common Stock are issued to such shareholder by the Corporation, and provided that such shareholder is and remains an Eligible Class A Shareholder.

(f)           Each issued and outstanding share of the Series 3 Class A Common Stock, no par value, of the Corporation as of the Effective Time that is owned of record by either a Grandfathered Class C Shareholder or an Eligible Class C Shareholder shall automatically, and without any notice by or to, or any action by, the Corporation, the Grandfathered Class C Shareholder or the Eligible Class C Shareholder in question or any other shareholder, be reclassified as and converted into one share of the Series 2 Class C Common Stock.  From and after the Effective Time, each outstanding certificate representing issued and outstanding shares of the Series 3 Class A Common Stock of the Corporation as of the Effective Time that are owned of record by a Grandfathered Class C Shareholder or an Eligible Class C Shareholder shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 2 Class C Common Stock.  Upon the surrender by a Grandfathered Class C Shareholder or an Eligible Class C Shareholder of any such outstanding certificate, duly endorsed, the Grandfathered Class C Shareholder or the Eligible Class C Shareholder in question shall receive a new certificate for the aggregate number of shares of the Series 2 Class C Common Stock held by such Grandfathered Class C Shareholder or Eligible Class C Shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  A Series 2 Class C Common Stock shareholder may also obtain and hold a share or shares of the Series 1 Class C Common Stock as an assignee under an Assignment pursuant to the operation of other provisions of these Articles of Restatement or if such share or shares of the Series 1 Class C Common Stock are issued to such shareholder by the Corporation, and provided that such shareholder is and remains an Eligible Class C Shareholder.

4

(g)           A Grandfathered Class C Shareholder may also obtain and hold a share or shares of the Class B Common Stock as an assignee under an Assignment pursuant to the operation of the other provisions of these Articles of Restatement or if such share or shares of the Class B Common Stock are issued to such Grandfathered Class C Shareholder by the Corporation.

(h)           Each issued and outstanding share of the Class B Common Stock, no par value, of the Corporation as of the Effective Time shall continue to be one share of the Class B Common Stock.

Section 3.  The Corporation shall not issue any shares of the Series 2 Class A Common Stock or the Series 2 Class C Common Stock other than pursuant to and as provided in Section 2 of this Article IV.

Section 4. The Class A Common Stock, the Class B Common Stock and the Class C Common Stock together are entitled to receive the net assets of the Corporation upon dissolution.

Section 5.  The voting rights of the Class A Common Stock, the Class B Common Stock and the Class C Common Stock are as follows:

(a)           The Series 1 Class A Common Stock and the Series 2 Class A Common Stock together have unlimited voting rights, in accordance with the following:

(1)      Each shareholder holding a share or shares of the Series 1 Class A Common Stock shall have only one vote on all matters presented to the shareholders, regardless of the number of shares of the Series 1 Class A Common Stock owned by such shareholder.

(2)      Each shareholder holding a share or shares of the Series 2 Class A Common Stock shall have one vote for each share of the Series 2 Class A Common Stock owned by such shareholder on all matters presented to the shareholders.

(b)           The shareholders holding any share or shares of the Class B Common Stock shall have no right to vote, except only with respect to any matter, if any, that the Iowa Business Corporation Act affirmatively and expressly requires be submitted to and voted upon by the shareholders of the Class B Common Stock, and the Iowa Business Corporation Act affirmatively and expressly provides that such voting right cannot be waived, varied or altered notwithstanding the express intent, desire and agreement of the Corporation and the shareholders that the shares of, and the shareholders holding any shares of, the Class B Common Stock are not to have any right to vote on any matter whatsoever as may be presented to the shareholders of the Corporation.  In the event that, notwithstanding the preceding sentence, the shareholders of the Class B Common Stock are granted voting rights under the Iowa Business Corporation Act with respect to a matter, then in each such event each shareholder holding a share or shares of the Class B Common Stock shall have only one vote on the matter in question, regardless of the number of shares of the Class B Common Stock owned by such shareholder.

5

(c)           The Series 1 Class C Common Stock and the Series 2 Class C Common Stock have voting rights in accordance with the following:

(1)           Each shareholder holding a share or shares of the Series 1 Class C Common Stock shall only be entitled to vote on any Class C Voting Matters (as that term is defined below) as may be presented to the shareholders from time to time and shall have only one vote on each Class C Voting Matter that is presented to the shareholders, regardless of the number of shares of the Series 1 Class  C Common Stock owned by such shareholder.  The term "Class C Voting Matters" means, collectively, (i) the election of the directors of the Corporation, (ii) the amendment or restatement of these Articles of Restatement, and (iii) any matter, if any, that the Iowa Business Corporation Act affirmatively and expressly requires be submitted to and voted upon by the shareholders of the Class C Common Stock, and the Iowa Business Corporation Act affirmatively and expressly provides that such voting right cannot be waived, varied or altered notwithstanding the express intent, desire and agreement of the Corporation and the shareholders that the shares of, and the shareholders holding any shares of, the Class C Common Stock shall only have the right to vote on the matters that are expressly specified in the preceding subclauses (i) and (ii).

(2)           Each shareholder holding a share or shares of the Series 2 Class C Common Stock shall only be entitled to vote on any Class C Voting Matters as may be presented to the shareholders from time to time and shall have one vote for each share of the Series 2 Class C Common Stock owned by such shareholder on each Class C Voting Matter that is presented to the shareholders.

(d)           If the shareholders of the Class B Common Stock and/or the Class C Common Stock, as the case may be, have the right to vote with respect to any particular matter, the shareholders of the Class B Common Stock and/or the Class C Common stock, as the case may be, shall vote as a single class and voting group with the shareholders of the Class A Common Stock on such matter, except only if the Iowa Business Corporation Act affirmatively and expressly provides that the shareholders of the Class A Common Stock, the Class B Common Stock and/or the Class C Common Stock, as the case may be, must vote as a separate class and voting group with respect to the particular matter in question, and the Iowa Business Corporation Act affirmatively and expressly provides that such voting requirement cannot be waived, varied or altered notwithstanding the express intent, desire and agreement of the Corporation and the shareholders that the shareholders of the Class B Common Stock and/or the Class C Common Stock, as the case may be, shall in all events vote as a single class and voting group with the shareholders of the Class A Common Stock.

6

(e)           Absent special circumstances, the shares of the Corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the Corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation.  The foregoing does not limit the power of the Corporation to vote any shares, including its own shares, held by the Corporation in a fiduciary capacity.

(f)            Notwithstanding anything in these Articles of Restatement, the Iowa Business Corporation Act or otherwise which is or may appear to be to the contrary, any vote or votes cast by any shareholder or shareholders (whether at a meeting of the shareholders or by written consent or written action) on any matter or matters with respect to which the shareholder or shareholders in question did not have the right to vote under these Articles of Restatement shall not affect the validity of (i) the vote or votes of the shareholder or shareholders in question, or (ii) the action taken by the shareholders of the Corporation on the matter or matters in question.

Section 6.  Each issued and outstanding share of the Series 2 Class A Common Stock shall, at the closing or other effective time of any Assignment (as that term is defined in Section 2 of Article V of these Articles of Restatement) of the share, automatically, without any notice by or to, or any further action by, the Corporation, the shareholder of the Series 2 Class A Common Stock in question or any other shareholder, be converted into and exchanged for (i) one share of the Series 1 Class A Common Stock, if the Assignment is made to an Eligible Class A Shareholder ; (ii) one share of the Series 1 Class C Common Stock, if the Assignment is made to  an Eligible Class C Shareholder; or (iii) if neither subclause (i) or (ii) is applicable, one share of the Class B Common Stock.  From and after the closing or other effective time of an Assignment, each outstanding certificate representing shares of the Series 2 Class A Common Stock which were the subject of the Assignment shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class A Common Stock, the Series 1 Class C Common Stock or the Class B Common Stock, as the case may be.  Upon the surrender by the assignor in the Assignment of any such outstanding certificate, duly endorsed, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock, the Series 1 Class C Common Stock or the Class B Common Stock, as the case may be, held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 2 Class A Common Stock still held by such assignor.

Each issued and outstanding share of the Series 2 Class C Common Stock shall, at the closing or other effective time of any Assignment of the share, automatically, without any notice by or to, or any further action by, the Corporation, the shareholder of the Series 2 Class C Common Stock in question or any other shareholder, be converted into and exchanged for (i) one share of the Series 1 Class A Common Stock, if the Assignment is made to an Eligible Class A Shareholder; (ii) one share of the Series 1 Class C Common Stock, if the Assignment is made to an Eligible Class C Shareholder; or (iii) if neither subclause (i) or (ii) is applicable, one share of the Class B Common Stock.  From and after the closing or other effective time of an Assignment, each outstanding certificate representing shares of the Series 2 Class C Common Stock which were the subject of the Assignment shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class A Common Stock, the Series 1 Class C Common Stock or the Class B Common Stock, as the case may be.  Upon the surrender by the assignor in the Assignment of any such outstanding certificate, duly endorsed, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock, the Series 1 Class C Common Stock or the Class B Common Stock, as the case may be, held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 2 Class C Common Stock still held by such assignor.

7

This Section does not limit or restrict in any way the Corporation's rights under Article V of these Articles of Restatement.

Section 7.  The Series 1 Class A Common Stock shall only be owned and held by individuals who are Eligible Class A Shareholders (as that term is defined in Section 2(a) of this Article IV).

Each share of the Series 1 Class A Common Stock owned by a shareholder shall automatically, without any notice by or to, or any action by, the Corporation, the shareholder of the Series 1 Class A Common Stock in question or any other shareholder, be converted into and exchanged for one share of the Series 1 Class C Common Stock (i) effective at the time the shareholder ceases to be an Eligible Class A Shareholder and if at that time the shareholder is an Eligible Class C Shareholder, or (ii) effective at the closing or other effective time of the Assignment of the share to an Eligible Class C Shareholder.  From and after either of those times, each outstanding certificate representing such shares of the Series 1 Class A Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class C Common Stock.  Upon the surrender of any such outstanding certificate, duly endorsed, by a shareholder in the circumstance described in subclause (i) above in this paragraph, the shareholder shall receive a new certificate for the aggregate number of shares of the Series 1 Class C Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in an Assignment described in subclause (ii) above in this paragraph, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Series 1 Class C Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 1 Class A Common Stock still held by such assignor.

8

Each share of the Series 1 Class A Common Stock owned by a shareholder shall automatically, without any notice by or to, or any action by, the Corporation, the shareholder of the Series 1 Class A Common Stock in question or any other shareholder, be converted into and exchanged for one share of the Class B Common Stock (i) effective at the time the shareholder ceases to be an Eligible  Class A Shareholder and is not at that time an Eligible Class C Shareholder, or (ii) effective at the closing or other effective time of the Assignment of the share to an assignee who is not an Eligible Class A Shareholder or an Eligible  Class C Shareholder.  From and after either of those times, each outstanding certificate representing such shares of the Series 1 Class A Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Class B Common Stock.  Upon the surrender of any such outstanding certificate, duly endorsed, by a shareholder in the circumstance described in subclause (i) above in this paragraph, the shareholder shall receive a new certificate for the aggregate number of shares of the Class B Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in an Assignment described in subclause (ii) above in this paragraph, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Class B Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 1 Class A Common Stock still held by such assignor.

A share of the Series 1 Class A Common Stock which is the subject of an Assignment to an Eligible Class A Shareholder shall continue to be a share of the Series 1 Class A Common Stock in the hands of such Eligible Class A Shareholder.

This Section does not limit or restrict in any way the Corporation's rights under Article V of these Articles of Restatement.

Section 8.  The Series 1 Class C Common Stock shall only be owned and held by Grandfathered Class C Shareholders and Eligible Class C Shareholders (as those terms are defined in Section 2(b) of this Article IV).

Each share of the Series 1 Class C Common Stock owned by a shareholder shall automatically, without any notice by or to, or any action by, the Corporation, the shareholder of the Series 1 Class C Common Stock in question or any other shareholder, be converted into and exchanged for one share of the Series 1 Class A Common Stock (i) effective at the time the shareholder becomes an Eligible Class A Shareholder, or (ii) effective at the closing or other effective time of the Assignment of the share to an Eligible Class A Shareholder.  From and after either of those times, each outstanding certificate representing such shares of the Series 1 Class C Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class A Common Stock.  Upon the surrender of any such outstanding certificate, duly endorsed, by a shareholder in the circumstance described in subclause (i) above in this paragraph, the shareholder shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in an Assignment described in subclause (ii) above in this paragraph, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 1 Class C Common Stock still held by such assignor.

9

Each share of the Series 1 Class C Common Stock owned by an Eligible Class C Shareholder shall automatically, without notice by or to, or any action by, the Corporation, the shareholder of the Series 1 Class C Common Stock in question or any other shareholder, be converted into and exchanged for one share of the Class B Common Stock (i) effective at the time the shareholder ceases to be an Eligible Class C Shareholder and is not at that time an Eligible Class A Shareholder, or (ii) effective at the closing or other effective time of the Assignment of the share to an assignee who is not an Eligible Class A Shareholder or an Eligible Class C Shareholder.  From and after either of those times, each outstanding certificate representing such shares of the Series 1 Class C Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Class B Common Stock.  Upon the surrender of any such outstanding certificate, duly endorsed, by a shareholder in the circumstance described in subclause (i) above in this paragraph, the shareholder shall receive a new certificate for the aggregate number of shares of the Class B Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in an Assignment described in subclause (ii) above in this paragraph, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Class B Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 1 Class C Common Stock still held by such assignor.

Each share of the Series 1 Class C Common Stock owned by a Grandfathered Class C Shareholder shall automatically, without any notice by or to, or any action by, the Corporation, the shareholder of the Series 1 Class C Common Stock in question or any other shareholder, be converted into and exchanged for one share of the Class B Common Stock effective at the closing or other effective time of the Assignment of the share to an assignee who is not an Eligible Class A Shareholder or an Eligible Class C Shareholder.  From and after that time, each outstanding certificate representing such shares of the Series 1 Class C Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Class B Common Stock.  Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in the Assignment, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Class B Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 1 Class C Common Stock still held by such assignor.

A share of the Series 1 Class C Common Stock which is the subject of an Assignment to an Eligible Class  C Shareholder shall continue to be a share of the Series 1 Class C Common Stock in the hands of such Eligible Class  C Shareholder.

10

This Section does not limit or restrict in any way the Corporation's rights under Article V of these Articles of Restatement.

Section 9.  Class B Common Stock may be held by any individual, business or entity (including any Grandfathered Class C Shareholder) who or which is not an Eligible Class A Shareholder or an Eligible Class C Shareholder.

Each share of the Class B Common Stock owned by a shareholder shall automatically, without any notice by or to, or any action by, the Corporation, the shareholder of the Class B Common Stock in question or any other shareholder, be converted into and exchanged for one share of the Series 1 Class A Common Stock (i) effective upon such shareholder becoming an Eligible Class A Shareholder; or (ii) effective at the closing or other effective time of the Assignment of the share to an Eligible Class A Shareholder.  From and after either of those times, each outstanding certificate representing such shares of the Class B Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class A Common Stock.  Upon the surrender of any such outstanding certificate, duly endorsed, by a shareholder in the circumstance described in subclause (i) above in this paragraph, the shareholder shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in an Assignment described in subclause (ii) above in this paragraph, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Class B Common Stock still held by such assignor.

Each share of the Class B Common Stock owned by a shareholder shall automatically, without any notice by or to, or any action by, the Corporation, the shareholder of the Class B Common Stock in question or any other shareholder, be converted into and exchanged for one share of the Series 1 Class C Common Stock (i) effective upon such shareholder becoming an Eligible Class C Shareholder; or (ii) effective at the closing or other effective time of the Assignment of the share to an Eligible Class C Shareholder.  From and after either of those times, each outstanding certificate representing such shares of the Class B Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class C Common Stock.  Upon the surrender of any such outstanding certificate, duly endorsed, by a shareholder in the circumstance described in subclause (i) above in this paragraph, the shareholder shall receive a new certificate for the aggregate number of shares of the Series 1 Class C Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in an Assignment described in subclause (ii) above in this paragraph, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Series 1 Class C Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Class B Common Stock still held by such assignor.

11

A share of the Class B Common Stock which is the subject of an Assignment to an assignee who is not an Eligible Class A Shareholder or an Eligible Class C Shareholder shall continue to be a share of the Class B Common Stock in the hands of such assignee.

Any share of the Class A Common Stock or of the Class C Common Stock which is the subject of an Assignment to a Grandfathered Class C Shareholder shall, as otherwise provided in this Section 9 and in Sections 2(g), 7 and 8 of this Article IV, automatically, without any notice by or to, or any action by, the Corporation, the shareholder of the Class A Common Stock or the Class C Common Stock in question, the Grandfathered Class C Shareholder or any other shareholder, be converted into and exchanged for one share of the Class B Common Stock.

This Section does not limit or restrict in any way the Corporation's rights under Article V of these Articles of Restatement.

Section 10.  No shareholder may own more than one percent of the total issued and outstanding shares of the Class A Common Stock, or of the issued and outstanding Class B Common Stock or of the issued and outstanding Class C Common Stock, and no individual shareholders residing in the same residence (collectively, the "Household Shareholders") may collectively own more than two percent of the total issued and outstanding shares of the Class A Common Stock, the Class B Common Stock and/or the Class C Common Stock (in whatever combination), unless:  (i) the shareholder or the Household Shareholders, as the case may be, already exceeded such applicable percentage at the Effective Time; or (ii) the shareholder or the Household Shareholders, as the case may be, go over such applicable percentage as a result of the Corporation redeeming shares of the Class A Common Stock, the Class B Common Stock or the Class C Common Stock.  In either of the latter cases, the shareholder or the Household Shareholders, as the case may be, may not increase the number of shares owned by the shareholder or by any of the Household Shareholders.  If a shareholder owns five percent or more of the ownership interests of an entity which owns shares of the Class A Common Stock, the Class B Common Stock or the Class C Common Stock, the shares of the Class A Common Stock, the Class B Common Stock and/or the Class C Common Stock held by both that entity and by the shareholder will be added together for purposes of determining compliance with this Section.  This Section does not authorize or permit there to be more than one Related Subscriber for the principal residence of any Individual Subscriber at any given time.

Section 11.  Each shareholder shall provide the Corporation, upon the Corporation's request from time to time, with all such information and documentation as the Corporation requests in order for the Corporation to determine whether the shareholder is an Eligible Class A Shareholder or an Eligible Class C Shareholder, as the case may be, or to otherwise evidence and substantiate the shareholder's compliance with this Article IV or any other provision of these Articles of Restatement.

12

ARTICLE V

Section 1.  The Corporation shall have the right and option to elect to purchase any or all of the shares of the Series 1 Class A Common Stock held by any shareholder at any time within ninety days after  the earlier of the date on which (i) the Corporation has given written notice to a shareholder of the Series 1 Class A Common Stock specifically advising the shareholder that such shareholder is no longer an Eligible Class A Shareholder, or (ii) the Corporation has received written notice from a shareholder of the Series 1 Class A Common Stock specifically advising the Corporation that such shareholder is no longer an Eligible Class A Shareholder.  The purchase price for the shares shall be the value of such shares as determined by the board of directors of the Corporation, in its sole discretion, including, without limitation, by the board of directors establishing the purchase price as a percentage of the book value of the Corporation.  The Corporation may exercise its right and option under this Section by giving written notice to the shareholder in question at any time within the ninety day period referred to above, and in such event the Corporation shall pay the full purchase price for the shares being purchased by the Corporation within ten days of the date of the Corporation's written notice to the shareholder.  This Section does not limit or otherwise affect the conversion of the shares of the Series 1 Class A Common Stock of a shareholder into shares of the Series 1 Class C Common Stock or the Class B Common Stock, as the case may be, as provided in Section 7 of Article IV of these Articles of Restatement, but such automatic conversion shall not limit or otherwise affect the Corporation's rights under this paragraph.

Section 2.  The Corporation shall have the right and option to elect to purchase any or all of the shares of the Series 1 Class C Common Stock held by any shareholder who or which is an Eligible Class C Shareholder at any time within ninety days after  the earlier of the date on which (i) the Corporation has given written notice to a shareholder of the Series 1 Class C Common Stock specifically advising the shareholder that such shareholder is no longer an Eligible Class C Shareholder, or (ii) the Corporation has received written notice from a shareholder of the Series 1 Class C Common Stock specifically advising the Corporation that such shareholder is no longer an Eligible Class C Shareholder.  The purchase price for the shares shall be the value of such shares as determined by the board of directors of the Corporation, in its sole discretion, including, without limitation, by the board of directors establishing the purchase price as a percentage of the book value of the Corporation.  The Corporation may exercise its right and option under this Section by giving written notice to the shareholder in question at any time within the ninety day period referred to above, and in such event the Corporation shall pay the full purchase price for the shares being purchased by the Corporation within ten days of the date of the Corporation's written notice to the shareholder.  This Section does not limit or otherwise affect the conversion of the shares of the Series 1 Class C Common Stock of a shareholder into shares of the Series 1 Class A Common Stock or the Class B Common Stock, as the case may be, as provided in Section 8 of Article IV of these Articles of Restatement, but such automatic conversion shall not limit or otherwise affect the Corporation's rights under this paragraph.

Section 3.  The Corporation shall have the first right and option to purchase any or all of the shares of the Class A Common Stock (of whatever series), the Class B Common Stock or the Class C Common Stock (of whatever series) of any shareholder which are the subject of any Assignment.  The term "Assignment" means any sale, transfer, assignment, gift, bequest or other disposition or conveyance whatsoever of the shares of the Class A Common Stock, the Class B Common Stock or the Class C Common Stock in question, whether voluntarily or involuntarily or by operation or any act or process of law or equity, or otherwise, and whether or not for any value or consideration, and including, without limitation, by reason of or in connection with the death of a shareholder who is an individual, the dissolution or liquidation of a shareholder which is an entity, the bankruptcy or insolvency of a shareholder, or the exercise of any rights by any creditor of a shareholder.  The Corporation may exercise its right and option under this Section by providing written notice to the shareholder in question at any time within sixty days after the earlier of (i) the date on which the Corporation gives the shareholder written notice of the proposed Assignment or of the occurrence of an Assignment, as the case may be, or (ii) the date on which the Corporation receives written notice of the proposed Assignment or of the occurrence of the Assignment, as the case may be, from the shareholder in question.  A shareholder must provide the Corporation with prompt written notice of any proposed Assignment or of the occurrence of any Assignment, as the case may be, and also all such other information regarding such Assignment as may be requested by the Corporation.  The purchase price for the shares shall be the value of the shares as determined by the board of directors of the Corporation, in its sole discretion (including, without limitation, by the board of directors establishing the purchase price as a percentage of the book value of the Corporation), except only that if the Assignment is a voluntary sale of the shares in question by the shareholder for value (a "Voluntary Sale"), the purchase price for the shares shall be the amount of the purchase price as payable by the proposed assignee in the Voluntary Sale.  If the Corporation exercises its right and option under this Section, the Corporation shall pay the purchase price for the shares being purchased by the Corporation within ninety days of the date of the Corporation's written notice to the shareholder of the Corporation's exercise of its right and option under this Section.

13

Section 4.  Each shareholder shall provide the Corporation, upon the Corporation's request from time to time, with all such information and documentation as the Corporation requests in connection with the Corporation considering or exercising any of its rights and options under this Article V, including, without limitation, a copy of the written agreement between the shareholder and the proposed assignee in any Voluntary Sale.

Section 5.   A shareholder selling any shares to the Corporation pursuant to this Article V must deliver any certificate or certificates for the shares to the Corporation, duly endorsed for transfer or accompanied by an executed stock power acceptable to the Corporation, before or simultaneously with the Corporation's payment for such shares.

A shareholder selling any shares to the Corporation pursuant to this Article V shall be deemed to represent and warrant to the Corporation, as a material and integral part of such sale, that the shares are being sold, assigned, transferred and conveyed to the Corporation by the shareholder free and clear of all liens, claims, demands, restrictions on transferability, reservations, security interests, pledge agreements, buy-sell or shareholder agreements, tax liens, charges, contracts of sale, voting agreements, voting trusts, options, proxies and other encumbrances, claims, demands and restrictions whatsoever.

If the Corporation does not purchase some of the shares of a shareholder which are to be sold by the shareholder in a Voluntary Sale, the shareholder may only sell those shares pursuant to and in strict accordance with the terms of the Voluntary Sale as set forth in the written notice of the proposed Voluntary Sale that the shareholder provided to the Corporation.

14

Section 6.  Any Assignment which is not made in compliance with this Article V shall be null and void and of no force or effect whatsoever.

Section 7.  The bylaws of the Corporation, as amended and restated from time to time (the "Bylaws") may also contain provisions prohibiting, restricting, limiting, conditioning or otherwise addressing the Assignment of shares of the Class A Common Stock, the Class B Common Stock and/or the Class C Common Stock.

Section 8.  The Corporation may place a legend on certificates evidencing the shares of the Class A Common Stock, the Class B Common Stock and/or the Class C Common Stock regarding the provisions of these Articles of Restatement, in form and content acceptable to the Corporation.  The Corporation may also make notations in the stock records of the Corporation regarding these Articles of Restatement.

Section 9.  The election by the Corporation to not purchase, or the failure by the Corporation to purchase, any shares of any of the Class A Common Stock, the Class B Common Stock or the Class C Common Stock pursuant to this Article V shall not discharge those shares from any of the provisions and restrictions contained in these Articles of Restatement, and all such shares shall be and remain subject to Article V and all of the other provisions of these Articles of Restatement notwithstanding any such election or failure by the Corporation.

ARTICLE VI

Section 1.  The number of directors of the Corporation shall be specified in or fixed in accordance with the Bylaws.

Section 2.  The terms of the directors shall be staggered by dividing the total number of directors into three groups, with each group containing one-third of the total number of directors, as near as may be.  The directors shall designate the group in which each director shall serve, including in the event of any increase or decrease in the number of the directors.  The terms of one group of the directors shall expire each year at the annual meeting of the shareholders which is held during that year.  The directors shall be elected by the shareholders entitled to vote on the election of directors at each annual meeting of the shareholders of the Corporation, and each director shall serve a three year term and until the director's successor shall have been elected and qualified or until there is a decrease in the number of directors, or until the director's death or resignation or removal in accordance with applicable law or the Bylaws.  No individual may serve more than three consecutive terms as a director, and if an individual has served for three consecutive terms as a director, the individual must be off the board of directors for at least one year before the individual can again be elected as a director.

Section 3.  Each director must be the owner of one or more shares of the Class A Common Stock in order to be elected as, and to remain as, a director, and a director will automatically cease to be a director, without notice from or other action by the director, the Corporation or any shareholder, effective at the time the director ceases to hold any shares of the Class A Common Stock.  Each director must also be at least 18 years of age.  A director must also meet and satisfy any qualifications for directors as may be set forth in the Bylaws.

15

ARTICLE VII

Except as may be otherwise required by applicable law, any number of the votes entitled to be cast on a matter by a voting group of the shareholders of the Corporation constitutes a quorum of that voting group for action on that matter, including with respect to the amendment of these Articles of Restatement.  Without limiting the preceding sentence, except as may be otherwise expressly required by applicable law, if any of the series of the Class A Common Stock or of the Class C Common Stock, or the Class A Common Stock, the Class B Common Stock and/or the Class C Common Stock, as the case may be, are required by applicable law to vote as separate voting groups on any matter, any number of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter, including with respect to the amendment of these Articles of Restatement.

ARTICLE VIII

The vote of not less than two-thirds of the total number of votes which may be cast by the shareholders entitled to vote on the following actions and matters shall be necessary to take and approve any of the following actions and matters:  (i) the merger of the Corporation with or into any other entity; (ii) any share exchange to which the Corporation is a party; (iii) the sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation, other than in the form of or pursuant to any mortgage, pledge, security interest or other grant of any security or collateral interest in the assets, properties or rights of the Corporation; and (iv) the dissolution of the Corporation.  The vote of not less than two-thirds of the total number of votes which may be cast by the shareholders entitled to vote on the amendment or restatement of these Articles of Restatement shall be necessary to amend or repeal this Article VIII.  This Article VIII is not intended to, and does not, grant any voting rights to the holders of any of the shares of the Class B Common Stock.  This Article VIII also does grant any voting rights to the holders of the shares of the Class C Common Stock, with the voting rights of the holders of the shares of the Class C Common Stock being limited to voting upon any Class C Voting Matters as provided in, and subject to, Section 5(c) of Article IV of these Articles of Restatement.

ARTICLE IX

A director of the Corporation shall not be liable to the Corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, except liability for any of the following: (i) the amount of a financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on the Corporation or its shareholders; (iii) a violation of section 490.833 of the Iowa Business Corporation Act; or (iv) an intentional violation of criminal law.

If the Iowa Business Corporation Act or other applicable law is hereafter amended to authorize the additional or further elimination of or limitation on the liability of directors, then the liability of a director of the Corporation, in addition to the elimination of and limitation on personal liability provided herein, shall be eliminated and limited to the extent of such amendment, automatically, and without any further action, to the fullest extent permitted by the Iowa Business Corporation Act or other applicable law.  Any repeal or modification of this Article, the Iowa Business Corporation Act or other applicable law shall be prospective only and shall not adversely affect any elimination of or limitation on the personal liability or any other right or protection of a director of the Corporation with respect to any state of facts existing at or prior to the time of such repeal or modification.

16

ARTICLE X

The Corporation shall indemnify a director for liability (as such term is defined in section 490.850(5) of the Iowa Business Corporation Act) to any person for any action taken, or any failure to take any action, as a director, except liability for any of the following: (i) receipt of a financial benefit to which the director is not entitled; (ii) an intentional infliction of harm on the Corporation or its shareholders; (iii) a violation of section 490.833 of the Iowa Business Corporation Act; or (iv) an intentional violation of criminal law.  Without limiting the foregoing, and in addition thereto, the Corporation shall exercise all of its permissive powers as often as necessary to indemnify and advance expenses to its directors to the fullest extent permitted by the Iowa Business Corporation Act (including under Section 490.851 of the Iowa Business Corporation Act) or other applicable law.  The Corporation shall also exercise all of its permissive powers as often as necessary to indemnify and advance expenses to its officers to the fullest extent permitted by the Iowa Business Corporation Act or other applicable law.

If the Iowa Business Corporation Act or other applicable law is hereafter amended to authorize broader, additional or further indemnification, then the indemnification obligations of the Corporation shall be deemed to be amended automatically, and without any further action, to require indemnification and advancement of funds to pay for or reimburse expenses of the Corporation's directors and officers to the fullest extent permitted by the Iowa Business Corporation Act or other applicable law.  Any repeal or modification of this Article, the Iowa Business Corporation Act or other applicable law shall be prospective only and shall not adversely affect any indemnification and advancement obligations of the Corporation with respect to any state of facts existing at or prior to the time of such repeal or modification.

Dated this 15th day of March, 2011.

BREDA TELEPHONE CORP.

By:
Dean Schettler, President

17

APPENDIX B

EXISTING ARTICLES OF RESTATEMENT

ARTICLES OF RESTATEMENT

OF

BREDA TELEPHONE CORP.

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

Pursuant to section 490.1007 of the Iowa Business Corporation Act, Breda Telephone Corp., an Iowa corporation, adopts restated articles of incorporation as follows:

ARTICLE I

The name of the Corporation is Breda Telephone Corp.

ARTICLE II

The Corporation shall have perpetual duration.

ARTICLE III

The purpose of the Corporation is to engage in any lawful business.

ARTICLE IV

Section 1.  The aggregate number of shares of stock which the Corporation is authorized to issue is 10,000,000 shares, comprised of the following two classes:  (i) 5,000,000 shares of Class A Common Stock, no par value; and (ii) 5,000,000 shares of Class B Common Stock, no par value.  The Class A Common Stock shall be comprised of the following three series:  (i)  4,968,984 shares of Series 1 Class A Common Stock; (ii) 30,959 shares of Series 2 Class A Common Stock; and (iii) 57 shares of Series 3 Class A Common Stock.  All references to the Class A Common Stock in these Articles of Restatement include any and all of the series of the Class A Common Stock.

Section 2.  Upon the filing of these Articles of Restatement with and by the Iowa Secretary of State (the "Effective Time"), each issued and outstanding share of common stock of the Corporation, no par value, other than the February 1995 Shares (as that term is defined below), shall automatically, and without notice by or to or any further action by the Corporation or any shareholder, be reclassified as and converted into one share of the Series 2 Class A Common Stock.  From and after the Effective Time, each outstanding certificate representing shares of the common stock of the Corporation, no par value, other than the February 1995 Shares, shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 2 Class A Common Stock.  Upon the surrender by a shareholder of any such outstanding certificate, duly endorsed, the shareholder shall receive a new certificate for the aggregate number of shares of the Series 2 Class A Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.

Upon the Effective Time, each issued and outstanding February 1995 Share shall automatically, and without notice by or to or any further action by the Corporation or any shareholder, be reclassified as and converted into one share of the Series 3 Class A Common Stock.  From and after the Effective Time, each outstanding certificate representing shares of the February 1995 Shares shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 3 Class A Common Stock.  Upon the surrender by a shareholder of any such outstanding certificate, duly endorsed, the shareholder shall receive a new certificate for the aggregate number of shares of the Series 3 Class A Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  The term "February 1995 Shares" means, collectively, the shares of the common stock of the Corporation, no par value, which were issued and outstanding immediately prior to the Effective Time and with respect to which the holders of such shares had one vote for each such share, with such shares having previously been shares of the former Class A stock of the Corporation that were issued and outstanding on February 28, 1995.

A shareholder holding a share or shares of either the Series 2 Class A Common Stock or the Series 3 Class A Common Stock may also hold a share or shares of the Series 1 Class A Common Stock pursuant to the operation of Section 6 of this Article IV or if such share or shares of the Series 1 Class A Common Stock are issued to such shareholder by the Corporation, and provided that such shareholder is an Eligible Subscriber (as that term is defined in Section 7 of this Article IV).

Section 3.  The Corporation shall not issue any shares of the Series 2 Class A Common Stock or the Series 3 Class A Common Stock other than pursuant to and as provided in Section 2 of this Article IV.

Section 4.  The Class A Common Stock and the Class B Common Stock together are entitled to receive the net assets of the Corporation upon dissolution.

Section 5.  The Series 1 Class A Common Stock, the Series 2 Class A Common Stock and the Series 3 Class A Common Stock together have unlimited voting rights, in accordance with the following:

(a)           Each shareholder holding a share or shares of the Series 1 Class A Common Stock shall be entitled to one vote on all matters presented to the shareholders, regardless of the number of shares of the Series 1 Class A Common Stock owned by such shareholder.

(b)           Each shareholder holding a share or shares of the Series 2 Class A Common Stock shall be entitled to one vote on all matters presented to the shareholders, regardless of the number of shares of the Series 2 Class A Common Stock owned by such shareholder.

2

(c)           Each shareholder holding a share or shares of the Series 3 Class A Common Stock shall be entitled to one vote for each share of the Series 3 Class A Common Stock owned by such shareholder on all matters presented to the shareholders.

The shareholders owning any share or shares of the Class B Common Stock shall have no right to vote, except only to the extent prohibited by the Iowa Business Corporation Act, and in the latter event, each shareholder holding a share or shares of the Class B Common Stock shall be entitled to one vote on the matter or matters which are required to be presented to the shareholders owning shares of the Class B Common Stock, regardless of the number of shares of the Class B Common Stock owned by such shareholder.

Absent special circumstances, the shares of the Corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the Corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation.  The foregoing does not limit the power of the Corporation to vote any shares, including its own shares, held by the Corporation in a fiduciary capacity.

Section 6.  Each issued and outstanding share of the Series 2 Class A Common Stock and the Series 3 Class A Common Stock shall continue to be a share of the Series 2 Class A Common Stock or the Series 3 Class A Common Stock, as the case may be, until the closing or other effective time of the Assignment (as that term is defined in Section 2 of Article V of these Articles of Restatement) of the share, at which time the share shall automatically, without any notice by or to or any further action by the Corporation or any shareholder, be converted into and exchanged for (i) one share of the Series 1 Class A Common Stock, if the Assignment is made to an Eligible Subscriber (as that term is defined in Section 7 of this Article IV); or (ii) one share of the Class B Common Stock, if the Assignment is made to an individual or an entity who or which is not an Eligible Subscriber.  From and after the closing or other effective time of an Assignment, each outstanding certificate representing shares of the Series 2 Class A Common Stock or the Series 3 Class A Common Stock, as the case may be, which were the subject of the Assignment shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class A Common Stock or the Class B Common Stock, as the case may be.  Upon the surrender by the assignor in the Assignment of any such outstanding certificate, duly endorsed, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock or shares of the Class B Common Stock, as the case may be, held by such assignee and evidenced by the surrendered certificate as a result of the operation of this Section, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 2 Class A Common Stock or the Series 3 Class A Common Stock, as the case may be, still held by such assignor.  This Section does not limit or restrict in any way the Corporation's rights under Article V of these Articles of Restatement.

Section 7.  The Series 1 Class A Common Stock shall only be owned and held by Eligible Subscribers (as that term is defined below).  The term "Eligible Subscriber" means (i) any individual who is 18 years of age or older whose principal residence is located within the Breda, Iowa or the Lidderdale, Iowa telephone exchange areas served by the Corporation and who subscribes to the Corporation's land line telephone service for a telephone line serving that principal residence (each, an "Individual Subscriber"); (ii) any entity whose principal place of business is located within the Breda, Iowa or the Lidderdale, Iowa telephone exchange areas served by the Corporation and which subscribes to the Corporation's land line telephone service for a telephone line serving that place of business (each, an "Entity Subscriber"), or (iii) one Related Person (as that term is defined below) of an Individual Subscriber (for each respective Individual Subscriber, the "Related Subscriber").  There can only be one Individual Subscriber for a residence, regardless of the number of land lines or telephone numbers serving that residence.  The term "Related Person" means any of the following individuals, so long as they are at least 18 years of age, are listed on the account for the land line telephone service of the Individual Subscriber, and the principal residence of the individual is with the Individual Subscriber in question:  (i) the spouse of the Individual Subscriber; (ii) a parent of the Individual Subscriber; (iii) a grandparent of the Individual Subscriber; (iv) a brother or sister of the Individual Subscriber; or (v) a child or grandchild (including by adoption) of the Individual Subscriber.  In no event shall there be more than one Related Subscriber for the principal residence of any Individual Subscriber at any given time, regardless of the number of land lines or telephone numbers serving the residence.

3

Each share of the Series 1 Class A Common Stock owned by a shareholder shall automatically, without notice by or to or any further action by the Corporation or any shareholder, be converted into and exchanged for one share of the Class B Common Stock (i) effective at the time the shareholder ceases to be an Eligible Subscriber, or (ii) effective at the closing or other effective time of the Assignment of the share to a person or entity who or which is not an Eligible Subscriber.  From and after either of those times, each outstanding certificate representing such shares of the Series 1 Class A Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Class B Common Stock.  Upon the surrender of any such outstanding certificate, duly endorsed, by a shareholder in the circumstance described in subclause (i) above, the shareholder shall receive a new certificate for the aggregate number of shares of the Class B Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in an Assignment described in subclause (ii) above, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Class B Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Series 1 Class A Common Stock still held by such assignor.  A share of the Series 1 Class A Common Stock which is the subject of an Assignment to a person or entity who or which is an Eligible Subscriber shall continue to be a share of the Series 1 Class A Common Stock in the hands of such Eligible Subscriber.  This paragraph does not limit or restrict in any way the Corporation's rights under Article V of these Articles of Restatement.

Section 8.  Class B Common Stock may be held by any individual or entity who is not an Eligible Subscriber.

Each share of the Class B Common Stock which is owned by a shareholder shall automatically, without any notice by or to or any further action by the Corporation or any shareholder, be converted into and exchanged for one share of the Series 1 Class A Common Stock (i) effective upon such shareholder becoming an Eligible Subscriber; or (ii) effective at the closing or other effective time of the Assignment of the share to a person or entity who or which is an Eligible Subscriber.  From and after either of those times, each outstanding certificate representing such shares of the Class B Common Stock shall therefore be deemed for all purposes to evidence the ownership of the same number of shares of the Series 1 Class A Common Stock.  Upon the surrender of any such outstanding certificate, duly endorsed, by a shareholder in the circumstance described in subclause (i) above, the shareholder shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock held by such shareholder and evidenced by the surrendered certificate as a result of the operation of this paragraph.  Upon the surrender of any such outstanding certificate, duly endorsed, by the assignor in an Assignment described in subclause (ii) above, the assignee in the Assignment shall receive a new certificate for the aggregate number of shares of the Series 1 Class A Common Stock held by such assignee and evidenced by the surrendered certificate as a result of the operation of this paragraph, and, if necessary, the assignor shall receive a new certificate for the remaining aggregate number of shares of the Class B Common Stock still held by such assignor.  A share of the Class B Common Stock which is the subject of an Assignment to a person or entity who or which is not an Eligible Subscriber shall continue to be a share of the Class B Common Stock in the hands of such person or entity.  This paragraph does not limit or restrict in any way the Corporation's rights under Article V of these Articles of Restatement.

4

Section 9.  No shareholder may own more than one percent of the total issued and outstanding shares of the Class A Common Stock or the Class B Common Stock, and no individual shareholders residing in the same residence (collectively, the "Household Shareholders") may collectively own more than two percent of the total issued and outstanding shares of the Class A Common Stock and/or the Class B Common Stock (in whatever combination), unless:  (i) the shareholder or the Household Shareholders, as the case may be, already exceeded such applicable percentage at the Effective Time; or (ii) the shareholder or the Household Shareholders, as the case may be, go over such applicable percentage as a result of the Corporation redeeming shares of the Class A Common Stock and/or the Class B Common Stock.  In either of the latter cases, the shareholder or the Household Shareholders, as the case may be, may not increase the number of shares owned by the shareholder or by any of the Household Shareholders.  If a shareholder owns five percent or more of the ownership interests of an entity which owns shares of the Class A Common Stock or the Class B Common Stock, the shares of the Class A Common Stock or the Class B Common Stock held by both that entity and by the shareholder will be added together for purposes of determining compliance with this Section.  This Section does not authorize or permit there to be more than one Related Subscriber for the principal residence of any Individual Subscriber at any given time.

Section 10.  Each shareholder shall provide the Corporation, upon the Corporation's request from time to time, with all such information and documentation as the Corporation requests in order for the Corporation to determine whether the shareholder is an Eligible Subscriber or to otherwise evidence and substantiate the shareholder's compliance with this Article IV or any other provisions of these Articles of Restatement.

ARTICLE V

Section 1.  The Corporation shall have the right and option to elect to purchase any or all of the shares of the Series 1 Class A Common Stock held by any shareholder at any time within ninety days after  the date on which the Corporation has written notice that such shareholder is no longer an Eligible Subscriber.  The purchase price for the shares shall be the fair value of such shares as determined by the board of directors of the Corporation, in its sole discretion, including, without limitation, by the board of directors establishing the purchase price as a percentage of the book value of the Corporation.  The Corporation may exercise its right and option under this Section by giving written notice to the shareholder in question at any time within the ninety day period referred to above, and in such event the Corporation shall pay the full purchase price for the shares being purchased by the Corporation within ten days of the date of the Corporation's written notice to the shareholder.  This Section does not limit or otherwise affect the conversion of the shares of the Series 1 Class A Common Stock of a shareholder into shares of the Class B Common Stock as provided in Section 7 of Article IV of these Articles of Restatement.

5

Section 2.  The Corporation shall have the first right and option to purchase any or all of the shares of the Class A Common Stock (of whatever series) or the Class B Common Stock of any shareholder which are the subject of any Assignment.  The term "Assignment" means any sale, transfer, assignment, gift, bequest or other disposition or conveyance of the shares of the Class A Common Stock or the Class B Common Stock in question, whether voluntarily or involuntarily or by operation or any act or process of law or equity, or otherwise, and whether or not for any value or consideration, and including, without limitation, by reason of or in connection with the death of a shareholder who is an individual, the dissolution or liquidation of a shareholder which is an entity, the bankruptcy or insolvency of a shareholder, or the exercise of any rights by any creditor of a shareholder.  The Corporation may exercise its right and option under this Section by providing written notice to the shareholder in question at any time within sixty days after the earlier of (i) the date on which the Corporation gives the shareholder written notice of the occurrence of the Assignment, or (ii) the date on which the Corporation receives written notice of the occurrence of the Assignment, as the case may be, from the shareholder.  A shareholder must provide the Corporation with prompt written notice of any proposed Assignment or of the occurrence of any Assignment, as the case may be.  The purchase price for the shares shall be the fair value of the shares as determined by the board of directors of the Corporation, in its sole discretion (including, without limitation, by the board of directors establishing the purchase price as a percentage of the book value of the Corporation), except that if the Assignment is a voluntary sale of the shares in question by the shareholder for value (a "Voluntary Sale"), the purchase price for the shares shall be the amount of the purchase price as payable by the proposed transferee in the Voluntary Sale.  If the Corporation exercises its right and option under this Section, the Corporation shall pay the purchase price for the shares being purchased by the Corporation within ninety days of the date of the Corporation's written notice to the shareholder of the Corporation's exercise of its right and option under this Section.

Section 3.  Each shareholder shall provide the Corporation, upon the Corporation's request from time to time, with all such information and documentation as the Corporation requests in connection with the Corporation considering or exercising any of its rights and options under this Article V, including, without limitation, a copy of the written agreement between the shareholder and the proposed transferee in any Voluntary Sale.

Section 4.   A shareholder selling any shares to the Corporation pursuant to this Article V must deliver the certificate or certificates for the shares to the Corporation, duly endorsed for transfer or accompanied by an executed stock power acceptable to the Corporation, before or simultaneously with the Corporation's payment for such shares.

6

A shareholder selling any shares to the Corporation pursuant to this Article V shall be deemed to represent and warrant to the Corporation, as a material and integral part of such sale, that the shares are being sold, assigned, transferred and conveyed to the Corporation by the shareholder free and clear of all liens, claims, demands, restrictions on transferability, reservations, security interests, pledge agreements, buy-sell or shareholder agreements, tax liens, charges, contracts of sale, voting agreements, voting trusts, options, proxies and other encumbrances, claims, demands and restrictions whatsoever.

If the Corporation does not purchase some of the shares of a shareholder which are to be sold by the shareholder in a Voluntary Sale, the shareholder may only sell those shares pursuant to and in strict accordance with the terms of the Voluntary Sale as provided to the Corporation.

Section 5.  Any Assignment which is not made in compliance with this Article V shall be null and void and of no force or effect whatsoever.

Section 6.  The bylaws of the Corporation, as amended and restated from time to time (the "Bylaws") may also contain provisions prohibiting, restricting, limiting, conditioning or otherwise addressing the Assignment of shares of the Class A Common Stock and/or the Class B Common Stock.

Section 7.  The Corporation may place a legend on certificates evidencing the shares of the Class A Common Stock or the Class B Common Stock regarding the provisions of these Articles of Restatement, in form and content acceptable to the Corporation.  The Corporation may also make notations in the stock records of the Corporation regarding these Articles of Restatement.

Section 8.  The election by the Corporation to not purchase, or the failure by the Corporation to purchase, any shares of any of the Class A Common Stock or the Class B Common Stock shall not discharge those shares from any of the provisions and restrictions contained in these Articles of Restatement, and all such shares shall be and remain subject to all of the provisions of these Articles of Restatement notwithstanding any such election or failure by the Corporation.

ARTICLE VI

Section 1.  The number of directors of the Corporation shall be specified in or fixed in accordance with the Bylaws.

Section 2.  The terms of the directors shall be staggered by dividing the total number of directors into three groups, with each group containing one-third of the total number of directors, as near as may be.  The directors shall designate the group in which each director shall serve, including in the event of any increase or decrease in the number of the directors.  The terms of one group of the directors shall expire each year.  The directors shall be elected at each annual meeting of the shareholders of the Corporation, and each director shall serve a three year term and until the director's successor shall have been elected and qualified, or until the director's death or resignation or removal in accordance with applicable law or the Bylaws.  No individual may serve more than three consecutive terms, and if an individual has served for three consecutive terms as a director, the individual must be off the board of directors for at least one year before the individual can again be elected as a director.

7

Section 3.  Each director must be the owner of one or more shares of the Class A Common Stock, and a director will automatically cease to be a director, without notice from or other action by the director, the Corporation or any shareholder, effective at the time the director ceases to hold any shares of the Class A Common Stock.  Each director must also be at least 18 years of age.  A director must also meet and satisfy any qualifications for directors as may be set forth in the Bylaws.

ARTICLE VII

Except as may be otherwise required by applicable law, any number of the votes entitled to be cast on a matter by a voting group of the shareholders of the Corporation constitutes a quorum of that voting group for action on that matter, including with respect to the amendment of these Articles of Restatement.  Except as may be otherwise required by applicable law, if any two or more series of the Class A Common Stock, or the Class A Common Stock and the Class B Common Stock, are required by applicable law to vote as separate voting groups on any matter, any number of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter, including with respect to the amendment of these Articles of Restatement.

ARTICLE VIII

The vote of not less than two-thirds of the total number of votes entitled to be cast by the shareholders of the Corporation shall be necessary to take and approve any of the following actions and matters:  (i) the merger of the Corporation with or into any other entity; (ii) any share exchange to which the Corporation is a party; (iii) the sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation, other than in the form of or pursuant to any mortgage, pledge, security interest or other grant of any security or collateral interest in the assets, properties or rights of the Corporation; and (iv) the dissolution of the Corporation.  The vote of not less than two-thirds of the total number of votes entitled to be cast by the shareholders of the Corporation shall be necessary to amend or repeal this Article VIII.

ARTICLE IX

A director of the Corporation shall not be liable to the Corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, except liability for any of the following: (i) the amount of a financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on the Corporation or its shareholders; (iii) a violation of section 490.833 of the Iowa Business Corporation Act; or (iv) an intentional violation of criminal law.

If the Iowa Business Corporation Act or other applicable law is hereafter amended to authorize the additional or further elimination of or limitation on the liability of directors, then the liability of a director of the Corporation, in addition to the elimination of and limitation on personal liability provided herein, shall be eliminated and limited to the extent of such amendment, automatically and without any further action, to the fullest extent permitted by law.  Any repeal or modification of this Article, the Iowa Business Corporation Act or other applicable law shall be prospective only and shall not adversely affect any elimination of or limitation on the personal liability or any other right or protection of a director of the Corporation with respect to any state of facts existing at or prior to the time of such repeal or modification.

8

ARTICLE X

The Corporation shall indemnify a director for liability (as such term is defined in section 490.850(5) of the Iowa Business Corporation Act) to any person for any action taken, or any failure to take any action, as a director, except liability for any of the following: (i) receipt of a financial benefit to which the director is not entitled; (ii) an intentional infliction of harm on the Corporation or its shareholders; (iii) a violation of section 490.833 of the Iowa Business Corporation Act; or (iv) an intentional violation of criminal law.  Without limiting the foregoing, and in addition thereto, the Corporation shall exercise all of its permissive powers as often as necessary to indemnify and advance expenses to its directors to the fullest extent permitted by law.  The Corporation shall also exercise all of its permissive powers as often as necessary to indemnify and advance expenses to its officers to the fullest extent permitted by law.

If the Iowa Business Corporation Act or other applicable law is hereafter amended to authorize broader or additional or further indemnification, then the indemnification obligations of the Corporation shall be deemed to be amended automatically, and without any further action, to require indemnification and advancement of funds to pay for or reimburse expenses of its directors and of its officers to the fullest extent permitted by law.  Any repeal or modification of this Article, the Iowa Business Corporation Act or other applicable law shall be prospective only and shall not adversely affect any indemnification and advancement obligations of the Corporation with respect to any state of facts existing at or prior to the time of such repeal or modification.

Dated this 28th day of March, 2007.

BREDA TELEPHONE CORP.

By:	/s/ Charles Thatcher
Charles Thatcher, President

9

APPENDIX C

FORM 10-K FOR FISCAL YEAR ENDED DECEMER 31, 2009 AND AMENDMENTS
NOS. 1 AND 2 TO THAT FORM 10-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2009

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from __________ to ______________

Commission File Number: 0-26525
____________________

BREDA TELEPHONE CORP.
(Exact name of registrant as specified in its charter)

____________________

Iowa	42-0895882
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

112 East Main, P.O. Box 190, Breda, Iowa	51436
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (712) 673-2311

Securities registered pursuant to Section 12(b) of the Act:  None

Securities registered pursuant to Section 12(g) of the Act:  Class A Common Stock, no par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☐ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K          ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☐ No ☒

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant was $16,692,252 as of June 30, 2009. The registrant's stock is not listed on an exchange or otherwise publicly traded, and the value of the registrant's stock for this purpose has been based upon the $547 per share redemption price of the registrant's stock as determined by its board of directors and that was in effect on June 30, 2009.  In determining this value, the registrant has assumed that all of its directors and officers, including its chief executive officer, chief operations officer and chief financial officer, are affiliates, but this assumption shall not apply to or be conclusive for any other purpose.

The number of shares outstanding of each of the registrant's classes of common stock as of March 1, 2010 was 26,032 shares of Class A and 4,819 shares of Class B.

DOCUMENTS INCORPORATED BY REFERENCE:  Portions of the registrant's definitive proxy statement to be filed with the Securities and Exchange Commission with respect to the 2010 annual meeting of the shareholders of the registrant are incorporated by reference into Item 11 of Part III of this Form 10-K.

BREDA TELEPHONE CORP.
FORM 10-K
For the Fiscal Year Ended December 31, 2009

INDEX

Part I.			Page

	Item 1.	Business.	1
	Item 1A.	Risk Factors.	12
	Item 1B.	Unresolved Staff Comments.	12
	Item 2.	Properties.	13
	Item 3.	Legal Proceedings.	16
	Item 4.	RESERVED	16

Part II.

	Item 5.	Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.	16
	Item 6.	Selected Financial Data.	26
	Item 7.	Management's Discussion and Analysis of Financial Condition and Results of Operations.	26
	Item 7A.	Quantitative and Qualitative Disclosures About Market Risk.	52
	Item 8.	Financial Statements and Supplementary Data.	52
	Item 9.	Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.	80
	Item 9A(T).	Controls and Procedures.	80
	Item 9B.	Other Information.	81

Part III.

	Item 10.	Directors, Executive Officers and Corporate Governance.	81
	Item 11.	Executive Compensation.	86
	Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.	86
	Item 13.	Certain Relationships and Related Transactions and Director Independence.	87
	Item 14.	Principal Accounting Fees and Services.	88

Part IV.

	Item 15.	Exhibits and Financial Statement Schedules.	89

SIGNATURES			92

Employment Agreement with Jane Morlok
Employment Agreement with Charles Deisbeck
Employment Agreement with Kevin Batcher
Certification of Chief Executive Officer
Certification of Chief Financial Officer
Section 1350 Certification of Chief Executive Officer
Section 1350 Certification of Chief Financial Officer

CAUTIONARY STATEMENT ON FORWARD LOOKING STATEMENTS
AND INDUSTRY AND MARKET DATA

Various discussions and statements in this annual report are or contain forward looking statements that express Breda's current beliefs, forecasts, projections and predictions about future events.  All statements other than statements of historical fact are forward looking statements, and include statements with respect to financial results and condition; anticipated trends in business, revenues, net income, net profits or net losses; projections concerning operations, capital needs and cash flow; investment, business, growth, expansion, acquisition and divestiture opportunities and strategies; management's plans or intentions for the future; competitive position or circumstances; and other forecasts, projections and statements of expectation.  Words such as "expects," "anticipates," "estimates," "plans," "may," "will," "contemplates," "forecasts," "strategy," "future," "potential," "predicts," "projects," "prospects," "possible," "continue," "hopes," "intends," "believes," "seeks," "should," "could," "thinks," "objectives" and other similar expressions or variations of those words or those types of words help identify forward looking statements.

Forward looking statements involve and are subject to various material risks, uncertainties and assumptions.  Forward looking statements are necessarily subjective and are made based on numerous and varied estimates, projections, views, beliefs, strategies and assumptions made or existing at the time of such statements and are not guarantees of future results or performance.  Forecasts and projections are also in all events likely to be inaccurate, at least to some degree, and especially over long periods of time, and in particular in a rapidly changing industry such as the communications industry.  Forecasts and projections are also currently difficult to make with any degree of reliability or certainty given the difficult and uncertain credit, market, regulatory, and other economic circumstances in existence at the time of the preparation of this annual report.  Breda disclaims any obligation to update or revise any forward looking statements based on the occurrence of future events, the receipt of new information, or otherwise.  Breda cannot guarantee Breda's future results, performance or business conditions, and strong or undue reliance must not be placed on any forward looking statements.

Actual future performance, outcomes and results may differ materially from those suggested by or expressed in forward looking statements as a result of numerous and varied factors, risks and uncertainties, some that are known and some that are not, and many of which are beyond the control of Breda and Breda's management.  It is not possible to predict or identify all of those factors, risks and uncertainties, but they include all of the various factors, risks and uncertainties discussed in Item 7 and elsewhere in this annual report and the following:

•
adverse changes by the Federal Communications Commission, the Iowa Utilities Board or other regulatory authorities to the access charge rates that can be charged by Breda and its subsidiaries to long distance carriers or  to  the  rules and other requirements regarding access charge rates or access charges, whether instituted by the regulatory authorities or at the request or by reason of court or other actions taken by long distance carriers or other interested persons;

(i)

•
technological advances in the telecommunications, cable and related industries, which are always occurring and at an ever increasing rate, and any one or more of which may replace or otherwise adversely affect in a material way the existing technologies utilized by Breda and its subsidiaries;

•	changes in employee relations, including the loss of a key employee or employees;

•
industry conditions and occurrences, including bankruptcies and insolvencies of long distance carriers, and consolidations in the telecommunications and cable industries, which generally result in competitors which are larger and better financed and with greater geographic reach, allowing them to compete over broader areas and more effectively;

•	economic conditions at the national, regional and local levels, which are always somewhat uncertain given that many different tangible and intangible factors and occurrences can affect the economy;

•	political conditions and occurrences at the international, national, regional and local levels, including rumors about, or threats and/or acts of, terrorism or war;

•	the general emotions and psychology of the economy, the markets and consumers, which can at times seem to be totally unrelated to actual economic or market conditions or other more tangible factors;

•	litigation;

•	inaccurate assumptions or predictions by management;

•	the ability to enter into and maintain agreements which are necessary to provide services, and on terms which are favorable to Breda;

•	ever increasing costs and expenses which are necessary to Breda's and its subsidiaries' businesses but which are outside of Breda's control, such as health and other insurance costs;

•	new third parties entering into Breda's or any of its subsidiaries' marketing or service areas;

(ii)

•
acts or omissions of existing and/or new competitors and other third parties, including offering lower prices or new or substitute products or services and their use of new marketing strategies and approaches;

•	the risks associated with technology requirements, technology substitution and changes and other technological developments;

•	changes in or more governmental laws, rules, regulations or policies;

•
reductions in or other changes to governmental programs assisting or affecting the telecommunications, cable and related industries, and in particular programs which aid providers of those services to rural areas;

•	the continued availability of financing, and on terms which are favorable to Breda, and the cost of financing and consequences of leverage; and

•
the effects of ever increasing and changing competition and relationships with other carriers and other parties, including competition or relationships which result in Breda or its subsidiaries having to develop new pricing for services, such as interexchange access charges and wireless access charges, or new marketing strategies or new product offerings, and the related risk that Breda or its subsidiaries will not be able to respond on a timely or profitable basis to competitive changes or pressures.

Breda may have obtained industry, market, competitive position and other data used in this annual report or in Breda's general business plan from Breda's own research or internal surveys, studies conducted by other persons and/or trade or industry associations or general publications and other publicly available information.  Breda attempts to utilize third party sources of information which Breda believes to be materially complete, accurate, balanced and reliable, but there is no assurance of the accuracy, completeness or reliability of any third party information.  For example, a trade or industry association for an industry may present information in a manner that is more favorable to that industry than would be presented by an independent source.  Industry publications and surveys and other publicly available information also generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of any information.

(iii)

PART I

Item 1.	Business.

General Overview.

Breda Telephone Corp. is an Iowa corporation with its principal offices in Breda, Iowa.  Breda was incorporated in 1964 to provide local telephone services to Breda, Iowa and the surrounding rural area.

Breda's principal business is providing telephone services.  Telephone services are also provided by three of Breda's wholly owned subsidiaries, Prairie Telephone Co., Inc., Westside Independent Telephone Company and BTC, Inc.  A total of eight Iowa towns and their surrounding rural areas currently receive telephone services from Breda, Prairie Telephone, Westside Independent or BTC, Inc.

Prairie Telephone is an Iowa corporation that was incorporated in 1968.

Westside Independent is an Iowa corporation that was incorporated in 1957.  Breda acquired the stock of Westside Independent in June 1998.

BTC, Inc. is an Iowa corporation that was incorporated in 1997.  BTC, Inc. has provided Internet access services in the Carroll, Iowa market area since 1997.  BTC, Inc. also provides Internet access services to the customers of Breda, Prairie Telephone and Westside Independent who subscribe for Internet services.  BTC, Inc. has provided long distance services in the Carroll, Iowa market area since July, 2000, and local telephone services since October, 2003.  BTC, Inc. also provides long distance services to the customers of Breda, Prairie Telephone and Westside Independent who subscribe for long distance services.  BTC, Inc. is a wholly owned subsidiary of Prairie Telephone.

Breda Telephone Corp. owns approximately 66.67% of the outstanding membership units of Carroll County Wireless, LLC.  Carroll County Wireless, LLC holds the PCS spectrum for nearly all of Carroll County, Iowa.  PCS spectrum is bandwidth allocated by the Federal Communications Commission which can be used in the transmission of voice, data and television communications.  Carroll County Wireless, LLC's revenues are derived from fees paid to it under roaming agreements through i wireless agreements with other wireless carriers.  Carroll County Wireless, LLC is an Iowa limited liability company that was organized in 2000.

Tele-Services, Ltd. is also a wholly owned subsidiary of Breda.  Tele-Services provides cable television services to six towns in Iowa. Tele-Services is an Iowa corporation that was incorporated in 1983.

Breda and its subsidiaries all conduct business under the names "W.I.N." or "Western Iowa Networks".

Breda's and its subsidiaries' telephone, Internet services and cable television businesses are discussed in more detail below.  Some of the other miscellaneous business operations of Breda and its subsidiaries are also noted below.

Local Exchange Carrier Services

Breda, Prairie Telephone, Westside Independent and BTC, Inc. provide telephone services to the following eight Iowa towns and their surrounding rural areas:

• Breda, Iowa	• Pacific Junction, Iowa
• Lidderdale, Iowa	• Yale, Iowa
• Macedonia, Iowa	• Westside, Iowa
• Farragut, Iowa	• Carroll, Iowa

All of the towns are in central and southern Iowa.

Breda provides services to Breda, Lidderdale and Macedonia.  Prairie Telephone provides services to Farragut, Pacific Junction and Yale.  Westside Independent provides services to Westside, and BTC, Inc. provides services to the city of Carroll.  The surrounding rural areas that are served are generally those within approximately a ten-mile to fifteen-mile radius of each of the towns, except for Carroll.  No rural customers are served outside of the Carroll city limits.

The primary services of Breda, Prairie Telephone, Westside Independent and BTC, Inc. are providing their subscribers with basic local telephone service and access services for long distance calls outside the local calling area.  As of December 31, 2009, they were serving approximately 3,351 telephone numbers and related access lines.  Breda, Prairie Telephone and Westside Independent derive their principal revenues from providing those services.

BTC, Inc.'s principal revenue sources in 2009 were from providing Internet services, conference bridge services, long distance services, basic local telephone service and access services for long distance calls outside of BTC, Inc.'s Carroll, Iowa local calling area.  BTC, Inc. provides Internet services and long distance services for its own customers and for the customers of Breda, Prairie Telephone and Westside Independent.

Breda, Prairie Telephone, Westside Independent and BTC, Inc. also provide other telephone related services.  For example, they sell and lease telephone equipment to their subscribers, provide inside wiring and other installation, maintenance and repair services to their subscribers, and provide custom calling services to their subscribers.  They also derive revenues from providing billing and collection services for some long distance carriers for the long distance calls made by their subscribers.

The results of operations of Carroll County Wireless, LLC are included in Breda's consolidated financial statements because Breda  owns approximately 66.67% of the outstanding membership units of Carroll County Wireless, LLC.  Carroll County Wireless, LLC revenues are derived from fees paid to it under roaming agreements through i wireless agreements with other wireless carriers.  Those revenues are included in Breda's financial statements under the local exchange carrier services segment.

On January 7, 2010, the FCC approved the transfer of a portion of Prairie Telephone's Yale, Iowa exchange to Panora Communications Cooperative.  Under the terms of the transaction negotiated in 2009, Panora Communications Cooperative will acquire the assets –approximately 35 access lines, associated plant, and customer accounts—in a 2.1 square mile area on the north side of Lake Panorama, near Panora, Iowa.  Panora Communications Cooperative already provides cable television and wireless Internet to these customers.  This transaction is not material to Breda’s financial statements.  Breda anticipates that this transaction will be finalized in the second quarter of 2010.

Broadcast Services

Tele-Services owns and operates the cable television systems in the following six Iowa towns:

• Arcadia	• Auburn	• Breda
• Farragut	• Macedonia	• Westside

Tele-Services at one time provided cable television services to a total of 18 Iowa towns and to Beaver Lake, Nebraska.

Tele-Services provided cable television services to Neola, Iowa until October 1, 2005, when Tele-Services, Ltd. sold the Neola cable television system to Walnut Telephone Company.  Tele-Services discontinued operations in the three small Iowa communities of Bayard, Lohrville and Thurman during the third quarter of 2008.  Tele-Services sold its Churdan, Iowa and its Grand Junction, Iowa cable systems in November, 2008.

Tele-Services provided cable television services to customers in a total of 12 towns in Iowa and one town in Nebraska from January 1, 2009 through June 30, 2009.  Tele-Services sold seven of its southern Iowa cable TV systems and its cable system for Beaver Lake, Nebraska on July 1, 2009, and Tele-Services bought the cable television system in Breda's Macedonia, Iowa telephone exchange effective on August 1, 2009.  Tele-Services was therefore providing cable television services in six Iowa towns as of the date of this annual report.

Tele-Services was providing cable television services to approximately 619 subscribers as of December 31, 2009.

Tele-Services derives its principal revenues from the monthly fees which are charged to its cable subscribers for basic and premium cable services.

Tele-Services provides cable services to each of the towns pursuant to franchises or agreements with each of those towns.

Internet Service Provider

BTC, Inc. provides dial-up and high speed Internet access services to its customers and to customers of Breda, Prairie Telephone and Westside Independent.  BTC, Inc. was providing dial-up Internet access to approximately 284 subscribers as of December 31, 2009.  Of that amount, approximately 175 were subscribers from BTC, Inc.'s Carroll, Iowa market area.  The area served by BTC is currently limited to Carroll, Iowa and various communities surrounding Carroll, Iowa.  BTC, Inc. was providing satellite, wireless and DSL-related, high speed Internet to approximately 1,225 customers as of December 31, 2009.

Miscellaneous Business

Revenues are also generated from sales of cellular phones and related service packages, which are made pursuant to Breda's September 1, 1999 agency agreement with U.S. Cellular.  The agreement allows Breda to sell cellular phones and related packages to the public, and Breda receives commissions on those sales. The agency agreement provides that it automatically renews for a period of one year on each September 1, unless either Breda or U.S. Cellular gives the other written notice of nonrenewal at least 30 days before the end of the current one-year term, but subject to immediate termination if there is a material breach of the agency agreement.  Breda anticipates that a new agency agreement will need to be entered into with U.S. Cellular at some point.  Breda is hopeful, however, based on its past negotiations with U.S. Cellular, that any new agreement will, at worst, have a neutral impact on Breda's cellular commissions revenue.

Breda had two cellular phone retail outlets in the Carroll, Iowa market, which were located at Breda's and BTC, Inc.'s office in Carroll, Iowa and the Wal-Mart store in Carroll, Iowa.  On February 22, 2008, Breda combined its Wal-Mart retail outlet with its Carroll office outlet when Wal-Mart moved its former operations to a new Super Walmart store at the edge of Carroll.  Breda was informed that Super Walmart space allocations would only allow for the corporate cellular account, which is a competing service provider to Breda’s U.S. Cellular service.  Breda has not experienced a slowdown in its cellular traffic because it expanded its office hours in its Carroll office outlet.

Breda and some of its subsidiaries have investments in other entities which are involved in various aspects of the telecommunications industry.

For example, Prairie Telephone holds approximately 33.33% of the units of Guthrie Group, L.L.C.  Guthrie Group, L.L.C. holds spectrum for providing personal communications services in some telephone exchange areas located in Guthrie County, Iowa, and Guthrie Group, L.L.C. turned up its tower to receive roaming traffic on March 24, 2006.   Spectrum is bandwidth allocated by the FCC which can be used in the transmission of voice, data and television communications.

As noted previously, Breda Telephone owns approximately 66.67% of Carroll County Wireless, LLC, and Carroll County Wireless, LLC holds spectrum for nearly all of Carroll County, Iowa.  Carroll County Wireless, LLC turned up its initial tower to accept roaming traffic in January, 2006.

Breda, Prairie Telephone, Westside Independent and BTC, Inc. do not currently own spectrum for all of the telephone exchange service areas serviced by them, and there is no guarantee that they will be able to acquire spectrum for all of those areas.  Breda, Prairie Telephone, Westside Independent and BTC, Inc. will also face competition in providing personal communications services because no exclusive rights can be acquired with respect to that technology.

Revenues may also arise from investments in other entities which provide cellular phone services or which invest in other cellular phone or telecommunications ventures.  For example, Prairie Telephone owns 10.38% of RSA #1, Ltd. and 7.1% of RSA #7, Ltd.  Those entities are Iowa limited partnerships which provide cellular services in rural areas in central and southern Iowa.

Prairie Telephone also owns .67% of Iowa Network Services' outstanding common stock and .38% of its preferred stock.  Westside Independent owns .45% of Iowa Network Services' outstanding common stock and .28% of its preferred stock.

Breda is an investor in RSA #9, Ltd. and West Iowa Cellular, Inc.  Westside Independent is also an investor in West Iowa Cellular, Inc.   West Iowa Cellular, Inc. and RSA #9, Ltd. provide cellular services in rural areas in southern and central Iowa.

Breda owns 22.26754% of the membership interests in Alpine Communications, L.C., which provides telecommunications and local access services, long distance service, and cable television service in service areas located primarily in Clayton County in northeastern Iowa.

Breda, Prairie Telephone and Westside Independent each own 10,000 shares of common stock in Solix, Inc. (formerly NECA Services, Inc.), which is a for-profit corporation organized in 2000 to carry on and expand various business opportunities which may from time to time be presented to the National Exchange Carrier Association, Inc. ("NECA").  The general business plan was that non-regulated business opportunities would be conducted by Solix, Inc. so that NECA could concentrate on its traditional core tariff and pooling services.

Solix, Inc. has, however, attempted to diversify its business.  For example, Solix, Inc. serves the telecommunications industry through contracts with the Universal Service Administrative Company for support of the federal schools and libraries and rural health care universal service programs.  As another example, Solix, Inc. also provides services to various agencies of both the state and federal governments, and more than half of Solix, Inc.'s business in 2009 involved the direct administration of government contracts.

Effective January 15, 2009, Prairie Telephone and all unit holders in Spiralight Network, L.L.C. and in Bug Tussel Wireless, L.L.C., in addition to all unit holders in various other telecommunications entities, executed an Exchange Agreement with Hilbert Communications, LLC., whereby Prairie Telephone and the other holders received units in Hilbert Communications, LLC in exchange for the units they owned in the various telecommunications entities.  The following companies became wholly-owned subsidiaries of Hilbert Communications pursuant to this transaction:  Bug Tussel Wireless, LLC; Spiralight Network, LLC; Intelegra, LLC; Dakota Wireless, LLC; Michigan Wireless, LLC; and JustKake Investments, LLC.  The transfers of ownership of Dakota Wireless Group, LLC and JustKake Investments, LLC are subject to FCC approval, and which such approval had not been received as of December 31, 2009.  Therefore, the holders of the units of Dakota Wireless Group, LLC and JustKake Investments, LLC have not exchanged those units for units in Hilbert Communications and are not considered subsidiaries of Hilbert Communications as of December 31, 2009.  Prior to the transaction with Hilbert Communications, Prairie Telephone owned approximately 9.94% of the units of Bug Tussel Wireless, LLC and approximately 35.29% of the interests in Spiralight Network, LLC.  Prairie Telephone owned 6.32% of the outstanding units of Hilbert Communications, LLC as of the date of this annual report.

Breda's share of the earnings or losses of some of the above investments is reported on Breda's income statement on the equity basis.   Some of the investments may be a source of cash flow for Breda, Prairie Telephone and Westside Independent through distributions which may be made by the entities.  Breda, Prairie Telephone and Westside Independent do not, however, control any distribution decisions for any of those entities, so no distributions are ever guaranteed, and the timing and amount of any distributions will likely vary greatly from year to year.

The value of Breda's, Prairie Telephone's and Westside Independent's investments in the above entities and of their other investments may vary significantly from year to year.  They may also face difficulties in realizing upon some of their investments because there is no public or other active market for those investments and because some of the entities in which they have invested have agreements in place which place limitations or restrictions on their ability to transfer their ownership interests in those entities to third parties.  Some of those limitations and restrictions are in the form of a right of first refusal under which the entity is given the right to match any offer received by Breda, Prairie Telephone or Westside Independent.

Breda and its subsidiaries also have various other miscellaneous investments. Some of those investments are described in the financial statements included in Item 8 of this annual report.

Neither Breda nor any of its subsidiaries engage in any material research and development activities.

Regulatory Requirements and Oversight

Breda, Prairie Telephone, Westside Independent and BTC, Inc. are all subject to regulation by the Iowa Utilities Board ("IUB").  They operate their telephone businesses pursuant to certificates and various rules and regulations promulgated by the IUB.  Although not anticipated to occur, the IUB could terminate their right to provide services if they fail to comply with those rules and regulations.

The material areas of regulation by the IUB are as follows:

•
Breda, Prairie Telephone, Westside Independent and BTC, Inc. are treated as "service regulated" telephone companies by the IUB, which means that they must comply with the IUB's rules and regulations regarding the quality of the services and facilities provided to subscribers.  The regulations establish minimum standards of quality for the services and facilities provided by Breda, Prairie Telephone, Westside Independent and BTC, Inc.  Their existing services and facilities meet those standards.  The regulations also require them to maintain and repair their existing facilities as necessary in order to continue to meet at least those minimum standards.  The regulations also establish time frames within which Breda, Prairie Telephone, Westside Independent and BTC, Inc. must respond to requests for services from their subscribers.  The regulations can be amended to increase the minimum standards or to require that additional services be made available to subscribers.  Past amendments have not, however, caused any material difficulties for Breda, Prairie Telephone, Westside Independent or BTC, Inc.

•
The IUB must approve of any expansion beyond the telephone service areas currently served by Breda, Prairie Telephone, Westside Independent and BTC, Inc.  The primary factors that will be considered by the IUB in the event of a request for an expansion will be the managerial, financial and technical abilities of Breda, Prairie Telephone, Westside Independent or BTC, Inc., as the case may be.  Although they do not anticipate material difficulties in the event of any proposed expansion, there is no assurance that any future proposed expansion in the service areas of Breda, Prairie Telephone, Westside Independent or BTC, Inc. would be approved by the IUB.  (The approval of the Federal Communications Commission will also be necessary for any proposed expansion, as discussed below.)

•
The IUB has designated Breda, Prairie Telephone and Westside Independent as "eligible telecommunications carriers."  This designation allows them to receive the universal services funding component of the support payment funding program administered by the Federal Communications Commission.  The 1996 Telecom Act mandated goals of universal service to promote the availability of quality services at just, reasonable, and affordable rates; increasing access to advanced telecommunications services throughout the nation; and advancing the availability of such services to all consumers, including those in low income, rural, insular, and high cost areas at rates that are reasonably comparable to those charged in urban areas.  Four funding programs within universal services funding are broken out to meet these goals:  High Cost; Schools and Libraries; Low Income; and Rural Healthcare.  Breda, Prairie Telephone and Westside Independent were able to obtain the eligible telecommunications carrier designation because they are able to provide the services which are supported by the Universal Services Fund.  Although not anticipated to occur, their designation as an eligible telecommunications carrier could be lost if they fail to provide the services supported by the universal services program, which would result in them no longer being able to receive universal services funding.  Those services are, however, currently only the basic local telephone services provided by Breda, Prairie Telephone and Westside Independent. They received universal services funding of approximately $1,030,599 in the aggregate in 2007, $1,020,202 in the aggregate in 2008, and $780,311 in the aggregate in 2009.  Breda anticipates receiving High Costs program and Low Income program universal services funding in 2010 in an amount comparable to that received in 2009.

BTC, Inc. has been designated as an eligible telecommunications carrier by the IUB.  Since BTC, Inc. is a competitive local exchange carrier in the Carroll, Iowa market, however, it is only eligible to receive High Cost universal service funds if the incumbent local exchange carrier receives those funds.  The incumbent local exchange carrier is Qwest, and Qwest does not receive universal service funding for the Carroll, Iowa market.  BTC, Inc. is therefore not eligible for the High Cost universal service funding program.  BTC is, however, able to be reimbursed for the Low Income universal service funding program, and received reimbursements of $1,289 in 2009.

•
Breda, Prairie Telephone, Westside Independent and BTC, Inc. are currently treated as rural telephone companies under the Telecommunications Act of 1996.  This treatment may at times exempt them from some of the interconnection and other duties which are imposed on other telephone companies that might make it easier for potential competitors to compete with those companies.  The IUB may withhold this exemption, however, if it finds that a request by a potential competitor for interconnection with Breda's, Prairie Telephone's, Westside Independent's or BTC, Inc.'s networks is not unduly economically burdensome, is not technically unfeasible, and would not affect the provision of universal service.  It is not possible to predict whether a competitor will ever request interconnection or whether the request would be granted by the IUB.  If a request is made and the IUB withholds this exemption, however, Breda, Prairie Telephone, Westside Independent and BTC, Inc. would face competition in providing telephone services that they have not faced in the past.

Breda, Prairie Telephone, Westside Independent and BTC, Inc. are also subject to regulation by the Federal Communications Commission ("FCC").  The material areas of regulation by the FCC are as follows:

•
The FCC regulates the access charge rates that can be charged by Breda, Prairie Telephone, Westside Independent and BTC, Inc. for interstate long distance calls.  The National Exchange Carrier Association has been delegated some authority by the FCC regarding the regulation of access charge rates, but all changes proposed by the National Exchange Carrier Association must be approved by the FCC.  The regulation of access charge rates is an area of particular concern and risk to Breda, Prairie Telephone, Westside Independent and BTC, Inc., and is discussed below and in Item 7 of this annual report.

•
The FCC must approve of any expansion beyond the telephone service areas currently served by Breda, Prairie Telephone, Westside Independent and BTC, Inc.  The primary factors that will be considered by the FCC in the event of a request for an expansion will be the managerial, financial and technical abilities of Breda, Prairie Telephone, Westside Independent or BTC, Inc., as the case may be, and the antitrust implications of the expansion.  Although they do not anticipate any material difficulties in the event of any proposed expansion, there is no guarantee that any future proposed expansion in the service areas of Breda, Prairie Telephone, Westside Independent or BTC., Inc. would be approved by the FCC.

•
The FCC regulates the amount of support payment funding that will be received by Breda, Prairie Telephone and Westside Independent.  A material risk to Breda arises from the regulation of support payment funding by the FCC since support payment funding constitutes a substantial part of Breda's revenues.  The FCC regulates support payment funding primarily by targeting how the support payment funding received from the National Exchange Carriers Association and the Universal Service Administrative Company will be allocated among the various possible recipients of the funding.  The allocation may vary from year to year depending on the FCC's determination, and it is not possible to predict how the FCC will allocate the support payment funding in any year.  The amount of support payment funding received by Breda, Prairie Telephone and Westside Independent will therefore vary from year to year.  For example, they received, in the aggregate, support payment funding of $1,873,353 in 2007, $1,812,971 in 2008, and $1,442,102 in 2009.  Those amounts include the amount of the universal services funding component which is listed in the above discussion regarding the IUB.  BTC, Inc. is not eligible to be a member of the National Exchange Carriers Association because, among other reasons, BTC, Inc. is not an incumbent local exchange carrier.  BTC, Inc. therefore does not receive support payment funding from the National Exchange Carriers Association.

Tele-Services is regulated by the FCC.  The rules and regulations of the FCC primarily relate to general operational and technical issues, and they do not affect rates or expansions of service areas.  Tele-Services' cable services are also regulated in the sense that those services are provided pursuant to franchises or agreements with each of the towns in which Tele-Services currently provides cable services.

Carroll County Wireless, L.L.C. is regulated by the FCC through its Wireless Telecommunications Bureau.  The Wireless Telecommunications Bureau issues radio station authorization in the form of licenses for the PCS spectrum on which Carroll County Wireless, L.L.C. is authorized to operate.

Competitive Position and Factors Affecting Breda's Operating Performance

Breda believes that a number of industry and company-specific factors are affecting and will continue to affect Breda's competitive position and results of operations.  These factors include the following:

•
The effect on Breda's revenues of declining numbers of access lines caused by customer migration to cell phone usage only; technology advances allowing the provisioning of Internet services on the same access line as voice service; technology advances provisioning residential and business voice services over data circuits (VOIP); and the declining population base in the rural areas served by Breda and its subsidiaries.

Breda's strategic responses to these trends have included efforts to introduce and provide enhanced local services and additional services like voice mail, dial-up and DSL Internet access, long distance services, and to provide cellular services through its agency agreement with U.S. Cellular.  Breda also seeks to maximize its telecom industry offerings by partnering with surrounding telephone companies in wireless service ventures and through investment in cellular partnerships within the state of Iowa and surrounding states.  Breda has also undertaken to compete with Qwest for voice, long distance, and Internet service customers in the county seat of Carroll, Iowa.

•	The effect on Breda's revenues from current and potential future changes in access rate regulation at the state and federal levels and in universal services funding by the FCC.

The IUB reduced intrastate access rates by 2.7 cents per minute effective February 7, 2009.  Discussions to reduce interstate access rates and to reduce and revamp universal services funding also continue at the federal level at the FCC.

•
The effect on Breda's revenues from rate and pricing structure caused by the competition of multiple providers in the Carroll, Iowa market.  The incumbent local exchange carrier (Qwest), the local cable TV provider (Mediacom) and additional outside competitors in that market have all partnered with telecommunication providers that can bring additional service components to complete a bundled service offering to the customer in what is known in the industry as the "triple play".  Customers receive local phone service, blocks of long distance service minutes, Internet services, and broadcast services (cable TV or satellite TV) for a competitive price.

Breda has switching capabilities for the Carroll, Iowa market that allows Breda to offer high-speed Internet services, in addition to its voice, and long distance.  The switching capabilities allow Breda to bring fiber to the home, which would be an overbuild of the Carroll market, and would allow Breda to be self-reliant in providing communication services to that community by no longer needing to lease access lines from Qwest to provide services.  Breda’s subsidiary, BTC, Inc. commenced construction of a fiber to the home project in Carroll, Iowa in September, 2009.  The project will allow BTC, Inc. to provide an advanced telecommunications network and video services through fiber optic technology directly to homes and businesses in Carroll, Iowa.  The funds for the construction project will be primarily provided by a $10,000,000 loan for the project from the Rural Utilities Service.  Breda anticipates that the construction will take approximately two years.

Breda will modify its package offerings and pricing structures as it rolls out the advanced services in Carroll, Iowa, which is expected to begin in third quarter 2010.

•
The effect on Breda's revenues from decreased customer counts for dial-up Internet as well as cable TV services.  Competition and bundled services, declining population bases in some of Breda's and its subsidiaries' rural service areas, and cost of technology upgrades play a role in the competition for and retention of customers.  Breda discontinued its cable TV services in third quarter 2008 in three Iowa towns, and Breda sold its cable TV systems in eight towns in July 2009.

•
The effect on Breda's revenues from decreased access revenue caused by a decrease in the number of long distance calls originating from, or terminating to, an access line in one of Breda's telephone exchanges.  The proliferation of wireless phone usage, and the designation of new technology by the FCC as data services, instead of voice services, have both decreased the "minutes of use" on Breda's networks, which results in less access revenue, and caused the industry access payment structure to be renegotiated by the new technology providers and wireless providers.

A more detailed discussion of some of the above factors is included in Item 7 of this annual report.

Service Marks

Breda has registered the mark "W.I.N. Western Iowa Networks" with the United States Patent and Trademark Office, and Breda and its subsidiaries have all conducted their businesses under the names "W.I.N." or "Western Iowa Networks" since the second quarter of 2001.  Breda's use of the mark and related logos is intended to create an integrated, unified marketing approach for all of the products and services of Breda and its subsidiaries and to increase awareness of those products and services.

Employees

As of December 31, 2009, Breda had 32 full time employees and 1 part time employee.  Breda employs all of those employees, but those employees also provide the labor and services for Prairie Telephone, Westside Independent, Tele-Services and BTC, Inc. The salaries and other costs and expenses of the employees are allocated among Breda and its subsidiaries based on time sheet allocations.  There currently are not any collective bargaining or other labor agreements with any of Breda's employees, and only three of Breda's employees have written employment agreements.  Those employment agreements were with the chief executive officer, the chief operations officer and the chief financial officer of Breda.  Breda may utilize part-time employees on an as needed basis.

Item 1A.	Risk Factors.

This Item is not applicable to smaller reporting companies such as Breda.

Item 1B.	Unresolved Staff Comments.

This Item is not applicable to smaller reporting companies such as Breda.

Item 2.	Properties.

Breda and some of its subsidiaries own or lease various real estate.  The following paragraphs briefly describe that real estate and how the real estate is currently used.

Breda owns or leases the following real estate:

•
Breda's corporate offices are located at 112 East Main, Breda, Iowa.  The building has approximately 7,680 square feet, and is utilized by Breda, Tele-Services, Prairie Telephone, Westside Independent and BTC, Inc.

•
There is a building attached to Breda's corporate office building which serves as Breda's central office building.  The building houses equipment used to switch, record and transmit telephone calls.  This type of equipment is sometimes referred to in the industry as "central office equipment."  The equipment is used in providing telephone services to Breda and the surrounding rural area.  The building has approximately 960 square feet.  As noted, Breda's corporate office building is also located on a portion of this real estate.

•
Breda owns certain real estate and a warehouse which is also located at 112 East Main, Breda, Iowa.  The warehouse has approximately 6,720 square feet, and is used primarily for storage of inventory and various equipment (trucks, generators, trailers, plows, etc.).

•
Breda owns the real estate and building located at 109 West Second Street, Lidderdale, Iowa.  The building houses equipment used to switch, record and transmit telephone calls.  The equipment is used in providing telephone services to Lidderdale and the surrounding rural area.  The building has approximately 600 square feet.

•
Breda owns the real estate and building located at 310 Main Street, Macedonia, Iowa. The building houses equipment used to switch, record and transmit telephone calls.  The equipment is used in providing telephone services to Macedonia and the surrounding rural area.  The building has approximately 600 square feet.

•
Breda leases a portion of the building owned by BTC, Inc. at 603 N. Adams, Carroll, Iowa.  Breda utilizes its portion of the building as a retail store for the sale and lease of telephone, cellular and related equipment and merchandise.

Prairie Telephone owns or leases the following real estate:

•	Prairie Telephone's corporate offices are located in Breda's corporate office building at 112 East Main, Breda, Iowa.

•
Prairie Telephone owns the real estate and building located at 508 Dupont Street, Farragut, Iowa.  The building houses equipment used to switch, record and transmit telephone calls.  The equipment is used in providing telephone services to Farragut and the surrounding rural area.  The building has approximately 2,400 square feet.

•
Prairie Telephone owns a warehouse which is also located at 508 Dupont Street, Farragut, Iowa.  The warehouse has approximately 2,600 square feet, and is used for storage of inventory and equipment (trucks, generators, trailers, plows, etc.).

•
Prairie Telephone owns the real estate and building located at 500 Washington Avenue, Pacific Junction, Iowa.  The building houses equipment used to switch, record and transmit telephone calls.  The equipment is used in providing telephone services to Pacific Junction and the surrounding rural area.  The building has approximately 2,000 square feet.

•	Prairie Telephone owns the real estate and a second building located at 500 Washington Street, Pacific Junction, Iowa. The storage building is used to house cable supplies.

•
Prairie Telephone owns the real estate and building located at 226 Main, Yale, Iowa.  The building houses equipment used to switch, record and transmit telephone calls. The equipment is used in providing telephone services to Yale and the surrounding rural area.  The building has approximately 1,125 square feet.

BTC, Inc. owns the real estate and building located at 603 N. Adams, Carroll, Iowa.  The building has approximately 4,450 square feet.  The building is used as a satellite administrative office, and houses sales and marketing staff and customer service representatives.  The building is the main location for walk-in, customer traffic for telephone and Internet services in the Carroll market area.  Breda leases a portion of the building for use as a retail store for the sale of cellular and related equipment and merchandise.

BTC, Inc. owns a second building located at 603 N. Adams, Carroll, Iowa.  The building houses equipment used by BTC, Inc. in providing telephone services and Internet access services.  The building has approximately 280 square feet.

Westside Independent owns the real estate and building located at 131 South Main Street, Westside, Iowa.  The building houses equipment used to switch, record and transmit telephone calls.  The equipment is used in providing telephone services to Westside and the surrounding rural area.  The building also houses some equipment used by Tele-Services in its cable business.  The building has also been used as the city offices for Westside, Iowa, since approximately April 1, 2003.  Breda does not charge any rent to the city of Westside for its use of the building.  The building was also previously used for Westside Independent's corporate offices.  The building has approximately 1,600 square feet.

Carroll County Wireless, LLC does not own any real estate or buildings.  The limited administrative services required for Carroll County Wireless, LLC are conducted at the administrative building used by Breda and its subsidiaries at 112 East Main, Breda, Iowa.

Tele-Services owns buildings located in six different towns which house some equipment used to receive, descramble and transmit television signals.  The equipment is sometimes referred to in the cable industry as "head-end equipment."  The buildings each have approximately 150 square feet.  Tele-Services' buildings are located on real estate in each of the towns which is either owned by Tele-Services or is made available to Tele-Services under its franchise or other agreement with the town in question, but Tele-Services' use of some of the real estate is pursuant to an oral agreement.  Some of the real estate is owned by the towns. Tele-Services pays a very nominal consideration for the use of some of the real estate, but in some cases Tele-Services is not required to pay any consideration. Tele-Services does not believe it will be difficult or cost prohibitive to obtain other real estate for the buildings or the equipment, if that becomes necessary for some reason.

Breda, Prairie Telephone, Westside Independent and BTC, Inc. also each own various equipment used to switch, record and transmit telephone calls in the areas serviced by them.  The equipment is all housed in buildings owned or leased by them, as discussed above.  Breda believes that the normal and ordinary useful life of this type of equipment is from between approximately 5-12 years.  The current equipment was purchased at various times over the period of 1998 to 2008. Breda believes the equipment is now in good operating condition and repair, considering ordinary wear and tear and depreciation.  Breda, Prairie Telephone, Westside Independent and BTC, Inc. also own miscellaneous lines, cables and other equipment used to provide telephone services and Internet access.

Tele-Services owns various equipment used to receive, descramble and transmit cable signals, including various electronic receiving equipment and electronic conductors and devices.  The equipment is sometimes called "head end" equipment.  Breda believes that the normal and ordinary useful life of this type of equipment is approximately 10 years.  The equipment is located in various towns as discussed above.  Tele-Services also owns other miscellaneous cables and equipment used in its business.

Breda, Prairie Telephone, Westside Independent, Tele-Services, and BTC, Inc. also hold various easements for their various telephone and cable lines and other property.  Some of those easements are on or across real estate of the cities, while others are on or across private property.

Breda paid all of its obligations under its loan agreements with the Rural Telephone Finance Cooperative on April 30, 2009.  Given that fact, all of the real estate and other assets of Breda, Prairie Telephone, Westside Independent and Tele-Services were released from the mortgages and security agreements that had been given by those corporations to the Rural Telephone Finance Cooperative to stand as security and collateral for those loans from the Rural Telephone Finance Cooperative.

All of the real estate and substantially all of the other assets of BTC, Inc. are subject to mortgage and security agreements in favor of the Rural Utilities Service (RUS).

Item 3.	Legal Proceedings.

Except as noted in the following paragraph, as of the date of this annual report, Breda was not aware of any material pending legal proceeding to which Breda or any of its subsidiaries was a party or of which any of Breda's or any of its subsidiaries' respective property was the subject, other than ordinary routine litigation, if any, that was incidental to Breda's or the subsidiaries' business.  As of the date of this annual report, Breda was not aware that any governmental authority was contemplating any material proceeding against Breda or any of its subsidiaries or any of their respective property.

As discussed in Breda's Form 10-Q for the quarter ended September 30, 2009, BTC, Inc. filed a collection action suit against Sprint Communications, L.P. on October 29, 2009 in the United States District Court, Northern District of Iowa Central Division.  The suit was filed because Sprint has not paid the carrier switched access charges billed to Sprint since October 1, 2007.  The amount of such charges as of December 31, 2009 was $2,137,500.

Item 4.	RESERVED.

PART II

Item 5.	Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Breda's authorized stock consists of 5,000,000 shares of Class A Common Stock, no par value, and 5,000,000 shares of Class B Common Stock, no par value.  The Class A Common Stock is comprised of three series, consisting of 4,968,984 shares of Series 1 Class A Common Stock, 30,959 shares of Series 2 Class A Common Stock, and 57 shares of Series 3 Class A Common Stock.  As of March 1, 2010, Breda had the following outstanding shares of stock:  (i) 2,827 shares of the Series 1 Class A Common Stock, which were held by 76 different shareholders; (ii) 23,158 shares of the Series 2 Class A Common Stock, which were held by 514 different shareholders; (iii) 47 shares of the Series 3 Class A Common Stock, which were held by 19 different shareholders; and (iv) 4,819 shares of Class B Common Stock, which were held by 133 different shareholders.

Breda had a total of 684 shareholders as of March 1, 2010.  Some of the shareholders own shares of more than one of the series of the Class A Common Stock, and that is why the total number of shareholders noted in the preceding paragraph exceeds 684.  The determination of the number of shareholders is based upon the number of record holders of the shares as reflected in Breda's internal stock records.

Breda's common stock is not listed on any exchange, and there is no public trading market for Breda's common stock.  An investment in Breda's common stock is also not a liquid investment because the Articles of Restatement of Breda establish various restrictions and conditions on the issuance and ownership of, and on the transfer of, shares of its stock.

For example, Breda has the first right and option to purchase any or all of the shares of the Class A Common Stock or the Class B Common Stock of any shareholder which are the subject of any assignment.  An "assignment" for this purpose means any sale, transfer, assignment, gift, bequest or other disposition or conveyance of any shares of stock, whether voluntarily or involuntarily or by operation of any process of law, or otherwise, and whether or not for any value or consideration.  An assignment includes, for example, an assignment occurring in connection with the death of a shareholder who is an individual, the dissolution of a shareholder which is an entity, the bankruptcy or insolvency of a shareholder, or the exercise of any rights by any creditor of a shareholder.  The purchase price payable by Breda if Breda determines to exercise its right to purchase any shares of the Class A Common Stock or the Class B Common Stock in connection with any assignment other than a voluntary sale of shares is the fair value of the shares as determined by the board of directors, in its sole discretion..  The purchase price payable by Breda if the assignment is a voluntary sale of the shares by a shareholder for value will be the amount of the purchase price payable by the proposed transferee in the sale.  Breda also has the right and option to purchase any or all of the shares of the Series 1 Class A Common Stock if the holder of the shares ceases to be an eligible telephone subscriber.  The purchase price in this circumstance is the fair value of the shares as determined by the board of directors, in its sole discretion.  Breda will pay the purchase price for any shares purchased by Breda within 90 days of the date of Breda's written notice to the shareholder of Breda's exercise of its right and option to purchase the shares.

The board of directors had historically established the purchase price at approximately 75% of the book value of Breda, but the board began to establish the purchase price at approximately 70% of the book value of Breda in 2002.

The board of directors has historically made this determination once per year, in March, April or May, based upon Breda's then most recent year-end financial statements. Breda's fiscal year ends on December 31.  The price is then generally announced and becomes effective at the annual shareholders meeting for that year. The purchase price then generally applies until the board of directors makes a new determination and announces the new purchase price at the next annual shareholders meeting.  The board of directors has, however, departed from its historical practice on a couple of occasions, primarily in connection with the sale of assets in a transaction which was material to Breda.  Beginning with the fiscal year ended December 31, 2006, the board of directors determined to notify shareholders of the established purchase price by letter sent with any dividend payments on or before each April 1st.  The new purchase price consequently becomes effective on or around April 1st of each year instead of the annual meeting date.

Under this approach, the issuance price and redemption price in 1995, 1996, 1997, 1998 and 1999 was, respectively, $27, $31, $41, $64 and $82.

The board of directors departed from its historical practice on November 2, 1999, by adopting a resolution fixing the purchase price at $149 per share. The $149 amount was not based on Breda's book value, but rather was roughly based upon the average sales price of $150.58 per share in the auction that was held in October of 1999.  The auction is discussed below.  The board of directors took that action because it believed the referenced auction provided it with a basis to make a more current determination on this issue.  The board of directors also believed that it was appropriate to make a new determination of the purchase price given the sale of Breda's direct broadcast satellite operation on January 11, 1999. The sale of that operation resulted in a pre-tax gain of $7,436,415.  The sale was not included in Breda's books until the first quarter of 1999, and was therefore not included in the 1998 year-end financial statements which had been utilized by the board of directors in establishing the $82 purchase price in early 1999.

The board of directors returned to its historical practices at its meeting on March 13, 2000, at which time the board of directors adopted a resolution fixing the purchase price at $180 per share.  The $180 amount was determined based upon Breda's 1999 audited financial statements, and was announced at, and became effective at, the May 17, 2000 annual meeting of the shareholders of Breda.  If the above described historical practices were followed, the $180 per share amount would have continued until the next annual determination was made by the board of directors and announced at the annual shareholders meeting for 2001.

The board of directors determined to again depart from its historical practices on this issue, however, at a meeting of the board of directors held on June 12, 2000.  At that meeting, the directors adopted a resolution fixing Breda's purchase price for shares of its common stock at $235 per share.  The board of directors took this action because it believed that it was appropriate to make a new determination of the purchase price to reflect the receipt by Prairie Telephone of most of the net after-tax proceeds of the sale by Prairie Telephone of its shares of stock in Central Iowa Cellular, Inc.  The $235 per share amount was determined by taking approximately 75% of the then net after-tax proceeds of the sale on a per share basis and adding that figure to the last determined purchase price of $180 per share.  The shareholders of Breda were notified of the increase in the purchase price from $180 to $235 per share by letter dated June 14, 2000.

At the time the board made its determination on June 12, 2000, Prairie Telephone had received approximately $5,108,280, before taxes, and it was estimated that Prairie Telephone would retain approximately $3,147,676 of that amount, after taxes.  For purposes of determining the new purchase price discussed above, Prairie Telephone's basis in its 3,000 shares of common stock of Central Iowa Cellular, Inc. of approximately $206,770 was deducted from the after-tax amount of $3,147,676.

The board of directors has followed Breda's historical practices since that time, by announcing a new purchase price of:

•	$258 per share at the May 16, 2001 annual meeting of the shareholders,

•	$280 per share at the May 21, 2002 annual meeting of the shareholders,

•	$303.00 per share at the May 20, 2003 annual meeting of the shareholders,

•	$326 per share at the May 18, 2004 annual meeting of the shareholders,

•	$357 per share at the May 17, 2005 annual meeting of the shareholders,

•	$394 per share, by letter to the shareholders dated July 12, 2006,

•	$457 per share, by letter to the shareholders dated April 2, 2007,

•	$509 per share, by letter to the shareholders dated April 1, 2008, and

•	$547 per share, by letter to the shareholders dated April 1, 2009.

The per share amount was established based upon Breda's book value as reflected in its most recent year-end financial statements, consistent with Breda's historical practices, except that, since 2002 and until March 18, 2010, the purchase price has been set at approximately 70% of the book value.

The increase in the purchase price from $394 per share to $457 per share which was announced by the April 2, 2007 letter to the shareholders was primarily the result of Breda's receipt of $1,336,000 for the redemption of its 1,336 shares of Class C stock in the Rural Telephone Bank.  Breda's pre-tax gain was approximately $1,170,211 and its after tax gain was approximately $698,946.

Breda's board established a new purchase price of $587 per share at a meeting held on March 18, 2010. The board followed Breda's historical practices in this regard, with the exceptions that the purchase price was made effective on March 18, 2010, and was set at 69% of book value, instead of 70% of book value. The board determined to utilize 69% of book value, rather than 70%, based on the fact that Breda experienced a decrease of approximately $370,869 in universal service and NECA pool reimbursements during 2009, and Breda believes these amounts to be permanent decreases in revenue sources that will in fact continue to decrease in future years.

The board of directors currently intends to continue to address this issue on an annual basis consistent with the above described historical practices, except that the board of directors may determine to lower the percentage of book value on which the purchase price is based and to depart from those historical practices again in the future in the event of the occurrence of what the board of directors believes are material or significant events.

The purchase price as determined by the board of directors has increased from $27 per share in 1995 to the current $547 per share amount described above.  Breda does not believe that the amount of this increase is indicative of potential future increases, however, in particular given that:

•	The referenced increase was due primarily to three "one-time" material events, and

•
Breda does not currently foresee any material increase in revenues from its or any of its subsidiaries' normal and ordinary course business operations, and, in fact, sees continuing and material downside pressure on, and reductions in, those revenues.

Since there is no public trading market or any other principal market for Breda's common stock, sales of common stock to other shareholders and repurchases of common stock by Breda currently are the primary methods for a shareholder to be able to sell the shareholder's shares.  Breda's repurchases of its common stock are discussed below in this Item.

An auction was held in October, 1999, at which shareholders desiring to sell their shares of Breda's common stock were given the opportunity to sell those shares to other Breda shareholders.  There are no current plans to arrange any other auctions in the future.

Breda maintains a list of shareholders desiring to sell their shares, and of other shareholders desiring to purchase those shares, as discussed below.

None of Breda's shares of common stock were purchased by or on behalf of Breda or any affiliated purchaser (as defined in Rule 10b-18(a)(3) of the Securities Exchange Act of 1934) of Breda during the period of October 1, 2009 to December 31, 2009.  As of the date of this annual report, Breda did not have any publicly announced plans or programs with respect to purchases of its shares of common stock.

Given that repurchases of common stock by Breda is currently one of the primary methods for a shareholder to be able to sell the shareholder's shares, the following paragraphs provide some information on Breda's past purchases of its common stock from its shareholders from 2000 through 2009.

During 2000, Breda repurchased 441 shares of its common stock from 14 different shareholders, at a purchase price of $235 per share.

During 2001, Breda repurchased a total of 2,216 shares of its common stock from 26 different shareholders.  Two hundred twenty of those shares were purchased at $235 per share, and the rest of those shares (1,996) were purchased at $258 per share.

Breda repurchased a total of 2,025 shares of its common stock during 2002 from 32 different shareholders.  Two hundred eighty-seven of those shares were purchased for $258 per share.  The rest of those shares (1,738) were purchased for $280 per share.

Breda repurchased a total of 1,306 shares of its common stock during 2003 from 23 different shareholders.  One hundred eighty-eight of those shares were purchased at $280 per share, and the rest of those shares (1,118) were purchased for $303 per share.

During 2004, Breda repurchased a total of 524 shares of its common stock from 13 different shareholders.  Two hundred three of those shares were purchased at $303 per share.  The rest of those shares (321) were purchased for $326 per share.

Breda repurchased a total of 147 shares of its common stock during 2005 from 8 different shareholders.   All of those shares were purchased at $357 per share.

Breda repurchased a total of 7 shares of its common stock during 2006 from 1 shareholder, at a purchase price of $394 per share.

Breda repurchased a total of 80 shares of its common stock during 2007 from 1 shareholder, at a purchase price of $457 per share.

Breda repurchased a total of 85 shares of its common stock during 2008 from 2 shareholders, at a purchase price of $457 per share.

Breda did not repurchase any shares of its common stock during 2009.

There may have been transfers among the shareholders of Breda during some of the above periods for which Breda did not exercise its right of first refusal.  Some of those transfers are noted below.

The board of directors determined in late 1999 to allow shareholders to advise Breda of the fact that they desire to sell any or all of their shares of Breda's common stock, and to allow persons to advise Breda of the fact that they desire to purchase shares of Breda's common stock.  Breda keeps a list of those shareholders and buyers, and will make the list available to all of the shareholders and buyers on the list.  The terms of any sale between a shareholder and a buyer will be negotiated by them, and no one is required to sell or buy any shares because their name is on the list.  Breda does not participate in, and has no responsibility for, negotiating the terms and conditions of any sale of shares between anyone on the list.  Breda also retains its right to purchase any shares which are intended to be sold by any shareholder to any buyer under the right of first refusal granted to Breda in its Articles of Restatement.

The following several paragraphs provide information regarding sales or other transfers of shares of Breda's common stock during the calendar years 2000 through 2009 where Breda did not exercise its right of first refusal to purchase the shares.  Some of the sales and transfers may have been between shareholders on the seller and buyer list which is maintained by Breda.

During the calendar year 2000, 5 separate sales of shares occurred between shareholders.  Two sales each involved 2 shares, which were sold for $235 per share. One sale involved 53 shares, which were sold for $235 per share.  One sale involved 31 shares, which were sold for $155 per share.  One sale involved 2 shares, which were sold for $149 per share.

During the calendar year 2001, 3 separate sales of shares occurred between shareholders.  Two sales each involved 7 shares, which were sold for $258 per share.  The other sale involved 43 shares, which were also sold for $258 per share.

During the calendar year 2002, 3 separate sales of shares occurred between shareholders.  Two sales involved 2 shares which were sold for $258 per share.  The other sale involved 3 shares which were also sold for $258 per share.

During the calendar year 2003, 1 sale of shares occurred between shareholders.  The sale involved 2 shares, which were sold for $280 per share.

There were no sales of shares between shareholders during the calendar year 2004.

During the calendar year 2005, 6 separate sales of shares occurred between shareholders.  One sale involved 12 shares which were sold for $326 per share.  One sale involved 28 shares which were sold for $357 per share.  Two sales involved 2 shares each which were sold for $357 per share. One sale involved 16 shares which were sold for $367 per share.  The last sale involved 21 shares which were sold for $357 per share.  Breda elected not to exercise its right of first refusal on any of these shares.

During the calendar year 2006, 6 separate sales of shares occurred between shareholders or among family members.  One sale involved 80 shares, which were sold for $400 per share.  One sale involved 1 share which was sold for $357.  Another sale involved 10 shares which were sold for $410 per share.  Two sales involved 40 shares, which were sold for $400 per share.  Another sale involved 2 shares, which were sold for $394 per share.

There were 21 separate transfers of shares during the calendar year 2007 between shareholders or among family members.  A summary of those transfers is as follows:

1.	Two shares were sold for $394 per share.
2.	Forty-five shares were sold for $394 per share.
3.	Two shares were sold for $400 per share.
4.	Eleven shares were sold for $457 per share.
5.	Two shares were sold for $457 per share.
6.	Ten shares were sold for $460 per share.
7.	Two shares were sold for $457 per share.
8.	Eight shares were sold for $450 per share.
9.	Thirty shares were sold for $457 per share.
10.	Two shares were sold for $457 per share.
11.	Ten shares were sold for $457 per share.
12.	Thirty shares were sold for $457 per share.
13.	Ten shares were sold for $457 per share.
14.	One hundred twenty shares were sold for $457 per share.
15.	Fifty-three shares were sold for $457 per share.
16.	One hundred ten shares were sold for $457 per share.
17.	Nine shares were sold for $457 per share.
18.	Eighty-three shares were sold for $457 per share.
19.	Forty-seven shares were sold for $457 per share.
20.	Two hundred forty two shares were sold to four employees for fair market value as determined by the employer.
21.	Ten shares were sold for $480 per share.

There were 38 separate transfers of shares during the calendar year 2008 between shareholders or among family members.  A summary of those transfers is as follows:

1.	Ten shares were transferred between spouses.
2.	Two shares were sold for $460 per share.
3.	Thirteen shares were sold for $457 per share.
4.	One hundred sixty shares were transferred equally (32 shares) to five family members and two shares were sold for $457 per share.
5.	Fifteen shares were sold for $457 per share.
6.	Ninety-two shares were transferred to family members as follows: eight individuals received eight shares each and four individuals received seven shares each.
7.	Fifty shares were sold for $462 per share.

8.	Sixty-seven shares were transferred to a family member.
9.	One hundred shares were transferred to three family members as follows: two individuals received 33 shares each and one individual received 34 shares.
10.	One hundred eighty shares were transferred equally (20 shares) to nine individuals.
11.	One hundred shares were sold for $457 per share.
12.	Two hundred twelve shares were transferred equally to four individuals.
13.	Two shares were transferred from one spouse to another.
14.	Three shares were transferred from one spouse to another.
15.	Two shares were sold for $509 per share.
16.	Two shares were sold for $509 per share.
17.	Two shares were sold for $509 per share.
18.	Fifteen shares were sold for $510 per share.
19.	Thirty shares were sold for $1 per share.
20.	Four shares were transferred equally to four individuals.
21.	Two hundred twelve shares were transferred to the shareholder’s son.
22.	Twelve shares were sold for $509 per share.
23.	Thirty eight shares were sold for $509 per share.
24.	Two shares were sold for $509 per share.
25.	Two shares were sold for $509 per share.
26.	Fifty six shares were sold for $514 per share.
27.	Ten shares were transferred to brother.
28.	Two shares were transferred to related party.
29.	Two shares were sold for $509 per share.
30.	Thirteen shares were sold for $509 per share.
31.	Two shares were transferred to former spouse.
32.	Ten shares were transferred to spouse.
33.	One hundred forty eight shares were transferred to shareholders’ trust.
34.	One hundred twenty five shares were transferred to sister.
35.	Thirty four shares were transferred to children.
36.	Thirty shares were sold for $1 plus other consideration.
37.	Thirty shares were sold for $509 per share.
38.	Fourteen shares were transferred to spouse.

There were 37 separate transfers of shares during the calendar year 2009 between shareholders or among family members.  A summary of those transfers is as follows:

1.	Twenty-five shares were sold for $509 per share.
2.	Two hundred twelve shares were transferred to nine family members.
3.	Four hundred fifty shares held jointly were transferred to the two individuals’ revocable trusts.
4.	Twenty shares were sold to three individuals for $509 per share.
5.	Three hundred forty-four shares were sold for $1.00 and other consideration to six family members.

6.	Three hundred sixty-two shares were transferred to six family members.
7.	One hundred twenty-one shares were transferred to spouse.
8.	Ten shares were sold for $514 per share.
9.	Two shares were transferred to spouse.
10.	Two shares were sold for $550 per share.
11.	Fifty-two shares were transferred to spouse, son, and daughter-in-law.
12.	Two shares were sold for $550 per share.
13.	Two hundred shares were transferred to spouse.
14.	One hundred twenty-eight shares from two shareholders transferred to daughter.
15.	Two shares were sold for $547 per share.
16.	Seventy shares were transferred to four children.
17.	Two shares were sold for $200 per share.
18.	Four shares were sold to two individuals for $547 per share.
19.	One share was sold for $509 per share.
20.	Two shares were sold for $547 per share.
21.	Ten shares were sold to two individuals for $550 per share.
22.	Five shares were transferred to brother.
23.	Two jointly-held shares were transferred equally to the individuals.
24.	One hundred seventeen shares were transferred to spouse.
25.	Twenty-three shares were sold for $509 per share.
26.	Two shares were sold for $394 per share.
27.	Two certificate holders transferred 80 shares to surviving shareholder.
28.	Sixty-two shares were sold to seven individuals for $547 per share.
29.	Seventy-five shares were sold to two individuals for $547 per share.
30.	Two hundred twelve shares were transferred to ten children.
31.	Ten shares were sold for $547 per share.
32.	Two shares were sold for $547 per share.
33.	Twenty-one shares were transferred to shareholder’s revocable trust.
34.	Forty-six shares were sold to four individuals for $547 per share.
35.	Twenty-two out of sixty-two shares were transferred to two children, and the remaining forty shares were sold to two children for $547 per share.
36.	Two hundred thirty-three shares were transferred to the shareholder’s revocable trust.
37.	Ten shares were sold for $547 per share.

No shares of stock were issued by Breda in 2009.

As of the date of this annual report, Breda did not have any equity compensation plans (including any individual compensation arrangements) in place for any directors, officers, employees or other persons.

As of the date of this annual report, Breda had no plans to, and had not agreed to, register any of its common stock under any federal or state securities laws.

There are currently no outstanding warrants, options or other rights to purchase any shares of common stock of Breda, and there are also currently no outstanding securities which are convertible into or exchangeable for common stock of Breda.  Breda's shares of common stock are not convertible into any other securities.

Breda has declared and paid 11 dividends to its shareholders since Breda was incorporated in 1964.  The dividends were declared in March or April of each of 1999 through 2009.  The first six dividends were in the amount of $3.00 per share.  The 2005, 2006 and 2007 dividends were in the amount of $7.00 per share.  The 2008 and 2009 dividends were in the amount of $8.00 per share.  The aggregate dividend paid was, respectively, $113,166, $113,046, $111,087, $104,214, $98,436, $94,479, $218,190, $217,161, $217,112, $246,808 and $246,808.  At its board meeting on March 18, 2010, Breda declared an $8.00 per share dividend for shareholders of record on March 18, 2010, payable on or before April 1, 2010, and totaling $246,808.

Payment of dividends is within the discretion of Breda's board of directors, and out of funds legally available therefore as provided in the Iowa Business Corporation Act.

The restrictions and covenants in the RUS loan agreements for the fiber-to-the-home build-out in Carroll, Iowa apply to Breda’s subsidiary, BTC, Inc.  Breda does not believe that those restrictions and covenants will preclude Breda from paying any dividends or distributions or from repurchasing any its shares of common stock during 2010, should Breda otherwise determine to do so.

Although Breda has declared a dividend in each of the years from 1999 through 2010, there is no assurance that regular dividends will continue to be able to be paid by Breda in the future given both the general economic outlook that was in existence at the time of the preparation of this annual report and given the revenue pressures being felt by Breda at that time.  It is possible, therefore, that no, or perhaps reduced, distributions will be declared and paid by Breda in future years.

Item 6.	Selected Financial Data.

This Item is not applicable to smaller reporting companies such as Breda.

Item 7.	Management's Discussion and Analysis of Financial Condition and Results of Operation.

Except for any historical information, the following discussion contains forward-looking statements that are subject to risks and uncertainties, and which speak only as of the date of this annual report.  No one should place strong or undue reliance on any forward-looking statements.  Breda's actual results or actions may differ materially from these forward-looking statements for many reasons, including the risks and other matters noted at the beginning of this annual report.  This Item should be read in conjunction with the financial statements and related notes in Item 8 of this annual report and with the understanding that Breda's actual future results may be materially different from what is currently expected or projected by Breda.

Overview

General

Breda is a provider of telecommunication services to residential and business customers in the west central region and the southwest region of rural Iowa.  Breda and its wholly-owned subsidiaries, Prairie Telephone Co., Inc., Westside Independent Telephone Company, Tele-Services, Ltd. and BTC, Inc., all conduct business under the names "W.I.N." or "Western Iowa Networks".  Breda also owns approximately 66.67% of the outstanding membership units of Carroll County Wireless, L.L.C., and the results of operations of Carroll County Wireless, L.L.C. are included in Breda's consolidated financial statements.  Carroll County Wireless, L.L.C. holds the PCS spectrum for nearly all of Carroll County, Iowa.  PCS spectrum is bandwidth allocated by the Federal Communications Commission which can be used in the transmission of voice, data and television communications.

The telecommunication services provided by Breda or its subsidiaries include long distance services, dial-up and high-speed Internet services, satellite Internet services, and cable TV services.

Breda and its telephone subsidiaries operate seven telephone exchanges as the historical or incumbent local exchange carrier.  BTC, Inc. offers competitive local exchange carrier services to residential and business customers in Carroll, Iowa.  Qwest is the incumbent local exchange carrier for that area.

Carroll County Wireless, L.L.C.'s revenues are derived from fees paid to it under roaming agreements through i wireless agreements with other wireless carriers.  Breda is not actively or directly marketing i wireless services to customers in Breda's telephone exchanges.

Operating Segments

Breda organizes its business into three reportable segments.  Those segments are local exchange carrier services, broadcast services, and Internet service provider services.  Breda has organized its business into those segments because the segments are each strategic business units that are managed separately and that offer different products and services in different regulatory environments.

Local Exchange Carrier Services. This segment provides telephone (including long distance services), data services, and other services to customers in the local exchanges served by Breda and its telephone subsidiaries.  This segment also includes the revenue generated by Carroll County Wireless, L.L.C. through its i wireless agreements with other wireless carriers.

Broadcast Services.  This segment provided cable television services to customers in a total of twelve towns in Iowa and one town in Nebraska from January 1, 2009 through June 30, 2009.  Tele-Services sold seven of its southern Iowa cable TV systems and its cable system for Beaver Lake, Nebraska on July 1, 2009, and Tele-Services bought the cable television system in Breda's Macedonia, Iowa telephone exchange effective August 1, 2009. Tele-Services was therefore providing cable television services to six Iowa communities as of December 31, 2009.

Internet Services. This segment provides Internet access to customers in the local exchanges and the surrounding areas and in the Carroll, Iowa market area.  The Internet services are provided through BTC, Inc.

The segments in which Breda and its subsidiaries operate are as follows:

Local Exchange Carrier
Breda
Prairie Telephone Co., Inc.
Westside Independent Telephone Company
BTC, Inc.
Carroll County Wireless, L.L.C.

Broadcast Services
Tele-Services, Ltd.

Internet Service Provider
BTC, Inc.

BTC, Inc. is a subsidiary of Prairie Telephone.  BTC, Inc. provides Internet services to its customers and to the customers of Breda, Prairie Telephone and Westside Independent who subscribe for Internet services.  BTC, Inc. is also a CLEC providing local and long distance telephone services to customers in the Carroll, Iowa market area, where Qwest is the incumbent local exchange carrier.

Breda's primary source of consolidated revenues is from the telephone services provided by Breda, Prairie Telephone, Westside Independent and BTC, Inc.  The operating revenues from telephone services are primarily derived from the following types of fees and charges:

•
Flat monthly fees charged to subscribers for basic local telephone services.  As of March 1, 2009, those fees varied from approximately $15.00 to $35 per month.  The monthly fee is higher for subscribers who elect to have additional services and features, such as custom features.

•
Access charge revenues payable by long distance carriers for intrastate and interstate exchange services provided to those long distance carriers.  Access charge revenues constitute a substantial part of Breda's consolidated revenues, and the regulation of access charge rates by the Federal Communications Commission and the Iowa Utilities Board creates a material risk to Breda and its subsidiaries, as is discussed in more detail below.

•
Revenue from the sale and lease of customer premises telephone equipment and other similar items and other miscellaneous customer services, such as custom calling services.  Revenues from custom calling features are not, however, a material source of revenue.

•
Fees from long distance providers for billing and collection services for long distance calls made by subscribers.  Breda, Prairie Telephone and Westside Independent have been experiencing increased competition in this area over the past several years.  The competitors include other third parties providing these services, and the long distance providers themselves since some providers have decided to handle their own billing and collection.  Breda may at some point make a determination to stop providing billing and collection services for other carriers.

•	Fees from per minute rate plans and calling plan fees on long distance calls made by subscribers of Breda, Prairie Telephone, Westside Independent and BTC, Inc.

•
Breda, Prairie Telephone, Westside Independent and BTC, Inc. each generate revenues from providing Internet access and from sales and leases of other equipment and facilities for private line data transmission, such as local area networks, virtual private networks and wide area networks.  They are experiencing intense services and pricing competition in providing Internet access.

As noted above, access charge revenues constitute a substantial part of Breda’s consolidated revenues, and the regulation of access charge rates by the FCC and the IUB creates a material risk to Breda and its subsidiaries.

The National Exchange Carrier Association (NECA) has been delegated some authority by the FCC regarding the regulation of interstate access charge rates.  On August 29, 2008, NECA filed its 2009 Modifications of the Average Schedule USAC High Cost Loop (HCL) support formula for companies that have less than 700 access lines per exchange.  These revisions are made each year, but the projected 2009 impacts were much greater than previous years and would have more of a negative effect on average schedule companies, such as Breda.  The modifications were effective on January 1, 2009.  During each year the capped National Average Cost Per Loop (NACPL) adjusts upward because of quarterly data submissions by cost companies.  Because of this upward adjustment in the NACPL, which serves as a base to determine the HCL for average schedule companies such as Breda, the payments to average schedule companies for all months of the year are reduced.  Although cost per loop values for most of the average schedule companies are projected to increase, the payments to average schedule companies would be reduced, due to the cap on payments.  The estimated HCL support paid to rural companies in 2009 was expected to decrease by $13.3 million.  Breda  experienced a decrease in its HCL support payments for 2009 of approximately $225,042, or 52.04%.  Breda is also experienced a decrease in its local switching support payments for 2009 of at least $17,305, or 8.16%.

In December 2008, NECA filed changes with the FCC to the NECA Tariff F.C.C. No. 5.  It was determined that rates in the traffic sensitive switched access category would increase on average by 5.8%, and rates in the traffic sensitive special access category would increase on average by 6.3%.   The FCC granted an effective date for these rates of July 1, 2009. Breda experienced a $160,082 decrease in its traffic sensitive settlements, or 15.5%, during the twelve-month period ended December 31, 2009.

Breda and its subsidiaries are also subject to risk regarding changes in intrastate access charge rates because concerns have been raised by the Iowa legislature and the IUB regarding intrastate rates, and whether alternative intrastate intercarrier compensation mechanisms should be investigated.  Various individuals and consulting representatives have been analyzing and attempting to develop comments relating to a potential state universal service fund.  The IUB had postponed comments until October 26, 2009, because there were a number of significant details that had not yet been discussed or determined by the IUB.  On October 28, 2008, the ITA filed its comments on whether Iowa needs a state USF funding mechanism.  In its filing, the ITA linked the state USF discussion with the tariff battle that consumed much of 2008 and reminded the IUB of the severe impact of proposed access reduction.  The ITA noted that if access policy changes cause high-cost carriers, such as Breda, to be unable to recover their costs of providing intrastate services from increased local rates to the customer and reduced access charges, then a state USF would be necessary as a cost recovery mechanism.

The Iowa Telephone Association Access Service Tariff No. 1 (ITA Tariff) mirrors the NECA tariff in many respects for intrastate traffic.  Breda concurs in this tariff and is therefore subject to the rates outlined in the ITA tariff.  Prior to July 1, 2009, the intrastate rates that mirrored the NECA interstate rates that went into effect on July 1, 2007 were still being used by Breda and the other Iowa companies that concurred in the ITA tariff because while the ITA filed the September 1, 2007 tariff which was allowed to go into effect, it was later challenged by Sprint, Verizon and AT&T, and the intrastate rate changes were put on hold, and reverted back to the July 1, 2007 rates.

The IUB conducted a hearing on the July 1, 2007 ITA Intrastate Access Tariff on April 1 and 2, 2008.  Sprint, Verizon and AT&T asked the IUB to reduce the intrastate access rates in the ITA tariff to the NECA interstate levels.  Specifically, the interexchange carriers requested that the IUB eliminate the 1.5 cent transport interconnection charge, reduce the local switching charge by 1.9 cents, and eliminate the 3-cent common carrier line charge.  The total requested reduction would have been 6.4 cents on each intrastate minute.  The IUB issued a final order on May 30, 2008 where it directed the ITA to, within 30 days, remove the 1.5 cent transport interconnection rate element and to lower the local switching rate element to 2.4435 cents per minute to mirror the NECA interstate tariff rate.  After various delays, the IUB ruling became effective on February 7, 2009, and Breda’s access rate decreased 3.1 cents per minute for all intrastate access minutes.  Breda estimates that the decrease in intrastate access rates decreased Breda’s network access revenues by approximately $128,425 in 2009.

On May 31, 2009, the ITA received approval from the IUB to allow the intrastate access rates in the ITA tariff, and which mirror the NECA tariff, to be effective on the same date as the interstate rates in the NECA tariff, and effective on July 1, 2009, the intrastate access rates mirrored the interstate access rates, except for the 3-cent common carrier line charge as previously discussed.

In its final order on May 30, 2008, the IUB also stated that it would open a rule making to determine whether to eliminate the 3-cent common carrier line charge. On September 4, 2009, the IUB denied Sprint’s request to start a rulemaking docket for the purpose of eliminating the carrier common line charge.  The IUB noted that it would consider CCL in its docket on Universal Service.  The IUB also noted that it was not concluding that CCL should necessarily be related to a possible universal service fund, only that the issues ought to be considered together.

Breda believes that further changes in access charges will likely occur, and that if any of the plans known today are adopted, as currently proposed, there will be substantial reductions in access revenues.  Since access charge revenues constitute a substantial portion of Breda's total consolidated revenues, this is an area of material risk to Breda and its subsidiaries.

Universal service funding is also an important part of Breda's consolidated revenues, and the regulation of universal service funding by the FCC is another area of material risk to Breda and its subsidiaries.  On May 1, 2008, the FCC voted in favor of an interim cap on payments to competitive eligible telecommunications carriers under the USF High Cost funding program.  Most CETC recipients are wireless carriers, and the FCC is attempting to slow the growth of payments to CETC’s, which have grown from approximately $1.5 million in 2000 to more than $1 billion in 2007.  On July 2, 2008, the Federal Register published the FCC order adopting an interim cap on USF payments to CETCs.  The order became effective on August 1, 2008, and is still in place as of the date of this report.  BTC does not receive USF high cost funding.  Since BTC, Inc. is a competitive local exchange carrier in the Carroll, Iowa market, it is only eligible to receive high cost universal service funds if the incumbent local exchange carrier receives those funds.  The incumbent local exchange carrier is Qwest, and Qwest does not receive universal service funding for the Carroll, Iowa market.

The universal service funds are also now being paid to more telecommunications providers than in the past.  Breda anticipates that there may be changes in the future on how universal service funds are disbursed among the numerous eligible telecommunications providers.

Breda believes that federal universal service fund criteria will continue to change, but Breda is unable to determine estimated time frames or estimated financial ramifications of all of the provisions as of the date of this report.  The decrease in intrastate access rates implemented by the IUB on February 7, 2009, and the changes being implemented on the federal level with the federal universal service fund, have caused Breda and its representative industry members to study the feasibility of a state universal service fund.  Given the preliminary nature of these studies and discussions, however, Breda is not able to estimate what financial ramifications, if any, could come from such a fund.

Breda believes it is likely that the discussion of a state universal service fund will need to be coordinated with emerging FCC developments.  The FCC has announced it will issue additional guidance on its plans for the universal service fund in the spring of 2010, or shortly after it releases its National Broadband Plan in March 2010.  On November 13, 2009, the FCC issued a public notice seeking comments relating to specific policy issues relating to USF and the broadband plan.  While various industry organizations have compiled data and worked on this issue since 2003, no final plan had been adopted on a statewide level.  Since access charge revenues constitute a substantial portion of Breda's total consolidated revenues, this is an area of material risk to Breda and its subsidiaries.

The FCC distributed a summary paper within its department on March 4, 2010 which noted some proposed changes to the current universal service and intercarrier compensation regimes that would redirect investment towards broadband.  Some of the proposals that would be included in the National Broadband Plan would:

a.
Over time, transform the current high-cost USF program into a new Connect America Fund (with at most one recipient) and a new Mobility Fund, and at the end of a transition period, the fund for the current high cost fund would be eliminated,

b.	Eliminate inefficient spending in the current high cost fund to free up resources for the new funds. This would include phasing down CETC support,
c.	Reduce intrastate access levels to interstate rates over time, and consider the lost access revenues in calculating the Connect America Fund,
d.	Expand Low Income universal service support to broadband, and
e.	Broaden the USF contribution.

The FCC delivered the National Broadband Plan to Congress on March 17, 2010, and the plan sets forth broadband goals for the nation, and reports on the current state of broadband deployment and adoption.  For the recommendations that are addressed to the FCC as opposed to Congress or state or local governments, the FCC will publish an implementation schedule and begin or complete rulemakings, subject to normal FCC procedures.  As noted previously, Breda believes these proposed adjustments will affect the intercarrier compensation and universal service regimes and could have a significant negative effect on Breda’s future revenue streams.

In early October 2008, Verizon and AT&T submitted a proposal to the FCC that would, among other things, establish a unified $.0007 terminating access rate for all rate of return carriers, like Breda, and would apply to all traffic exchanged with or on the public switched telephone network, including IP based traffic.  The $.0007 access proposal by Verizon and AT&T would have relieved Verizon, AT&T and other larger carriers of more than $8 billion in annual access and intercarrier compensation responsibilities.  Most small telephone company costs are above five cents per minute to provide this service on their volume of minutes, and Breda is no exception.   This proposal has the potential to cripple the rural telephone industry.   As noted previously the FCC proposes to incorporate intercarrier compensation as part of its review of its broadband plan.

Phantom traffic is another issue related to intercarrier compensation.  Studies have shown that a sizable portion (sometimes up to 20-30%) of traffic now terminating on ILEC switches is being delivered in a form in which billing information is absent, lost, stripped or altered.  Studies have also shown that ILEC's, such as Breda, could be losing between 10-15% of revenue as a result of phantom traffic.  Another problem is that even when the originating service provider of the phantom traffic is discovered, it is difficult to get proper payment from the provider, in part because there are no penalties imposed for failing to make payment.  Breda and other carriers believe that penalty and arbitration provisions should also be implemented in addition to the proposed "truth in labeling" requirements.  The Iowa Telecommunications Association "Qwest Committee" is also working with Qwest to address the issue of phantom traffic that traverses its network, and for which Qwest refuses to pay terminating access charges to ILEC's.  No final resolution had come out of these efforts as of the date of this report.

Breda filed a collection actions suit on October 29, 2009 against Sprint regarding payment of access revenue for conference bridging services.  Breda continues to individually attempt to negotiate settlement agreements with carriers disputing the volume of minutes and the interstate and intrastate switched access charges billed to them by BTC, Inc.   BTC, Inc. is working with legal counsel for assistance in its collection actions against the various carriers that are withholding network access service revenues.  In addition to working with legal and industry consultants on collection actions, BTC, Inc. is also monitoring the outcome of the various court proceedings in Iowa, Minnesota, and New York, as well as oral arguments and proceedings before the FCC and the IUB.  While BTC, Inc.’s situation is not identical to these proceedings, some of the rulings will be applicable to BTC, Inc.’s situation.  The FCC has ruled in prior cases involving carrier non-payment of access charges that carriers could not take these kinds of “self-help” actions and could not block traffic traversing their networks.

On September 18, 2009, the IUB filed an Order Initiating a Rule Making to consider proposed amendments to its rules to address High Volume Access Service (HVAS) and the effect HVAS can have on a telco’s revenues from intrastate switched access services.  The IUB has concluded that HVAS calls cannot be billed for access services pursuant to an association tariff, such as the ITA tariff in which Breda concurs, because of their fact-sensitive and individualized nature.  The IUB is looking to require telcos providing HVAS to file an individual tariff for that service.  The telcos would continue to concur in an association tariff for all other access services.  The IUB outlined various other provisions regarding HVAS and requested comments by October 27, 2009.  Oral presentation on the proposed rules were scheduled for December 8, 2009.  At that proceeding, the IUB allowed for additional comments to be filed by January 29, 2010.  No further updates were available as of the date of this report.

In an order released November 23, 2009, the FCC reversed its earlier ruling in a dispute between Qwest and Farmers of Wayland.  The October 2, 2007 FCC Order had stated that the conference calling companies were end users, and that Farmers could charge access rates.  The FCC ruled November 23, 2009 that new evidence produced in this proceeding indicated that conference calling companies never subscribed to the services offered under the tariff, and therefore were neither customers nor end users within the meaning of the tariff, and the telephone company could not charge switched access charges under the terms of their tariff.  No further updates were available as of the date of this report regarding any ensuing legal challenges to these rulings.

The Deficit Reduction Omnibus Reconciliation Act of 2005 included the digital television transition legislation.  The Act established February 17, 2009 as the deadline for broadcasters to transition from analog to digital spectrum, but in February 2009, a bill was passed that postponed the DTV transition until June 12, 2009.  All of Tele-Services' cable service systems are analog systems.  Tele-Services has installed the equipment in each of its cable TV communities to receive and convert the digital signal to an analog signal, and is in compliance with all requirements of the Deficit Reduction Omnibus Reconciliation Act of 2005.  If Tele-Services were to provide total digital transmission of all programming, it would require significant upgrades to Tele-Services' plant, equipment, and cables.

As noted previously, Tele-Services sold seven of its southern Iowa cable television systems, and its Beaver Lake, Nebraska system on July 1, 2009.  This sale affected approximately 1,146 customers.  Tele-Services also turned down three of its smallest communities in second quarter 2008, and sold two additional communities in the fourth quarter 2008.   With its purchase of the Macedonia, Iowa, cable television system on August 1, 2009, Tele-Services now serves approximately six hundred nineteen subscribers in six Iowa communities,

BTC utilized the Statewide Cable Franchise Bill by filing an Application for Certificate of Franchise Authority with the IUB on March 19, 2009.  BTC received IUB approval on April 8, 2009 to provide video services to the city of Carroll, Iowa as part of its fiber-to-the-home project.  BTC received RUS release of loan funds approval on March 13, 2009 for this project.  The construction phase of the fiber to the home overbuild project in Carroll, Iowa, began in early September 2009.  It is anticipated that the project will be completed within two years.

The American Recovery and Reinvestment Act (ARRA) of 2009 was signed into law by President Obama on February 17, 2009, which included the Broadband Technology Opportunities Program (BTOP) and the Broadband Initiatives Program (BIP). The National Telecommunications and Information Administration (NTIA) and the United States Department of Agriculture’s (USDA) Rural Utilities Service (RUS) jointly issued a Notice of Funds Availability (NOFA) and solicitation of applications on July 1, 2009, describing the availability of funds and application requirements for the broadband initiatives contained in the ARRA.  The BTOP was funded at $4.7 billion and provides grants to support the deployment of broadband infrastructure in unserved and underserved areas, to enhance broadband capacity at public computer centers, and to encourage sustainable adoption of broadband service.  The intent is for these projects to then spur job creation and stimulate long-term economic growth and opportunity per the ARRA objectives.

The requirements to determine eligibility for applications for unserved areas and underserved areas (last mile projects and middle mile projects) involved specific data for contiguous census blocks where minimum percentages of households in the proposed funded service area lacked access to minimum broadband speeds.  One of the other requirements, that there be a sustainable business plan for the proposed project, was a major obstacle for Breda as it evaluated its options under these programs.  Breda subsequently determined to stop its application processes for these funds.

On September 9, 2009, when the NTIA launched its initial, searchable database of the broadband applications, it was determined that already roughly 40 applications were filed whose project descriptions referenced Iowa or whose application listed Iowa as the applicant’s home-state address, and whose applications covered hundreds of Iowa communities, many of which are already served by telephone companies such as Breda.  Breda, along with other Iowa telcos, subsequently had to review each application with Iowa references, and to exercise their right to object to applications that were seeking funding in their existing service areas.  These objections were especially important when those applications contained misstatements or errors about whether or not broadband service was available.

Changes were made to both the NTIA and RUS programs before the rules were announced for the second round of broadband stimulus applications due March 26, 2010.  The RUS will concentrate on last mile projects and removed the “underserved area” definition.  NTIA will focus on “middle-mile” projects.  Breda has now determined to file, and is completing its application for a combination grant and broadband loan request for its Breda and Lidderdale exchanges.

Other miscellaneous sources of revenue are discussed in the financial statements included in Section 8 of this annual report.

The following table reflects, on a consolidated basis for Breda and its subsidiaries, the approximate percentage of Breda's and its subsidiaries' aggregate revenue which was derived from the three segments described above and from investments as of the close of each of the past three fiscal years:

	2009	2008	2007

Local exchange carrier (1)	87.3%	85.8%	86.9%
Broadcast (2)	4.2%	6.8%	6.8%
Internet service provider (3)	8.5%	7.4%	6.3%
	100.0%	100.0%	100.0%

(1)
This segment includes (i) flat monthly fees charged to subscribers by Breda, Prairie Telephone, Westside Independent and BTC, Inc. for basic local telephone services, (ii) universal services funding amounts and access charges payable by long distance carriers for intrastate and interstate exchange services provided to those long distance carriers, (iii) fees from long distance providers for billing and collection services for long distance calls made by subscribers, (iv) per minute rates and calling plans rates for long distance services, and (v) monthly cellular commissions, advertising fees, and miscellaneous revenues.

(2)	This segment includes monthly fees charged for basic and premium cable services.

(3)	This segment includes monthly fees charged for Internet services.

Twelve Months Ended December 31, 2009 and 2008

The following table sets forth the components of Breda's revenues for the twelve months ended December 31, 2009, compared to the same period in 2008.

	Years Ended December 31,		Change

	2009	2008	Amount	Percent
OPERATING REVENUES
Local Exchange Carrier
Local network services	$1,071,472	$935,396	$136,076	14.5%
Network access services	4,799,735	7,892,827	(3,093,092)	-39.2%
Long distance services	250,285	269,347	(19,062)	-7.1%
Cellular services	1,670,382	1,725,510	(55,128)	-3.2%
Uncollectibles	(88,691)	(2,750,042)	2,661,351	-96.8%
Miscellaneous	213,865	249,677	(35,812)	-14.3%
	$7,917,048	$8,322,715	$(405,667)	-4.9%

Broadcast Services	$382,498	$651,163	$(268,665)	-41.3%

Internet services	$770,220	$713,359	$56,861	8.0%

	$9,069,766	$9,687,237	$(617,471)	-6.4%

There was an decrease in total operating revenues for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008, of $617,471, or 6.4%.

Local Exchange Carrier Services – ($405,667)

Local exchange carrier services revenues accounted for 87.3% of all operating revenues in the twelve-month period ended December 31, 2009.  There was a $405,667, or 4.9%, decrease in local exchange carrier services revenues for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.

Local network services revenues increased $136,076, or 14.5%, for the twelve months ended December 31, 2009, as compared to the same period in 2008, primarily because of the increased number of customers taking phone service from BTC, Inc. in Carroll, Iowa.  While the CLEC operation shows growth in its subscriber base, Breda is experiencing declines in the subscriber bases of its rural ILEC exchanges.  Breda also implemented a $3.50 per month rate increase for its customers in its Breda, Lidderdale and Westside exchanges who subscribe to local phone service.  The rate increase became effective on February 1, 2009, and the increase affected approximately 1,145 customers.

Network access services decreased $3,093,092, or 39.2%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  This decrease mainly resulted from decreased terminating access revenues received from traffic delivered to Breda’s conference bridge in Carroll, Iowa.  Breda has contracted with a conference bridge vendor for the transport of long distance calls over Breda's networks.  Breda initially began billing for these services in September 2006, and began billing for additional conference bridge services in March 2007.  Breda’s conference bridge services generated approximately $2,494,401 of access revenue for the twelve-month period ended December 31, 2009, compared to approximately $4,957,310 for the twelve-month period ended December 31, 2008.  The conference bridge services minutes of use decreased by approximately 15,069,213 when comparing the twelve-month period ended December 31, 2009, with the twelve-month period ended December 31, 2008.  Breda’s provider of conference bridge minutes decreased the volume of traffic it was sending to the conference bridges in Breda’s location while negotiations were underway with interexchange carriers on the payment of access revenue for this traffic. Breda has negotiated settlement agreements with its main carriers such as AT&T and Verizon, and the access rates included in the access revenue for its conference bridge traffic for the twelve months ended December 31, 2009, reflects discounted rates based on volume, instead of Breda’s normal access tariff rates.  The settlement rates reflect an approximate 70% discount from Breda’s tariffed rates.

Breda's access revenue has also been adversely affected by the Iowa Utilities Board’s ruling which became effective on February 9, 2009, and which decreased the intrastate access rate on all intrastate minutes by 3.1 cents per minute.  Breda estimates that this reduction in intrastate access rates resulted in an approximate $128,425 decrease in network access revenue for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.

Breda also experienced a decrease in 2009 for its high cost loop support payment.  The National Exchange Carriers Association filed its 2009 Modification of the Average Schedule Universal Service High Cost Loop Support Formula with the FCC on August 29, 2008, which was accepted by the FCC, and became effective on January 1, 2009.  The filing resulted in modifications to the formula used to calculate interstate universal service fund high cost loop expense adjustments for average schedule companies.  Breda estimates that the reduction in this universal service fund payment during the twelve months ended December 31, 2009 was approximately $239,891.  Breda estimates that the $239,891 universal service fund payments decrease, combined with the NECA settlement payments decrease, totaled approximately a $370,869 decrease in payments when comparing the two twelve-month periods.  The remaining decrease in access revenue was caused by an overall decrease in the long distance minutes of use generated by customers using Breda’s network to originate or terminate long distance calls.

Breda continues to add customers to its Carroll, Iowa, CLEC customer base, and therefore also to its long distance services customer base.  These customers generate access revenue when they use Breda’s networks to make long distance calls.  However, as noted previously, more customers are using their wireless plans to make long distance calls, so Breda’s overall toll minutes on which access revenue is generated continues to decrease.

Breda's long distance services revenue decreased $19,062, or 7.1%, for the twelve months ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008. Breda experienced a 3.6% increase in its long distance customer base when comparing the two periods, and the increase has helped offset a general decrease in the average minutes used by each customer on a monthly basis.  Breda’s long distance minutes of use decreased 6.8% when comparing the two twelve-month periods.  Breda has received a good response to its package offerings that include local and long distance service from both residential and business customers.  Breda believes that the decrease in the average minutes used by customers arises from the industry wide trend of subscriber's using their cell phones rather than using their local telephone provider to make long distance calls.

Cellular services decreased $55,128, or 3.2%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008. Breda’s cellular customer activations decreased 6.0% during the twelve-month period ended December 31, 2009 when compared to the twelve-month period ended December 31, 2008, and is the reason for the decreased revenue when comparing the two twelve-month periods.

Uncollectibles decreased $2,661,351, or 96.8%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  The decrease is mainly attributable to the decrease in allowance for doubtful interexchange carrier accounts taken by Breda for estimated uncollectible conference bridge network access revenues.  Breda has entered into settlement agreements with some of its major carriers such as AT&T and Verizon for the payment of access revenue on conference bridge services.  These negotiated rates are discounted for volume, which decreased uncollectibles because there is no longer an estimated amount booked for the difference in Breda’s access rates versus the anticipated settlement rate.  Breda had set up the allowance because historically carriers have received concessions in payment disputes, which allow them to pay only a portion of what they owe to telephone companies.

Miscellaneous revenues decreased $35,812, or 14.3%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008. Other nonregulated services revenue decreased $16,224, or 25.4%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008, and is mainly attributable to the decrease in the number of phone systems sold and an overall decrease in customer premise equipment rental.  Roaming revenue for wireless minutes of service decreased $12,948, or 29.1%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008, and is the result of the lower rates negotiated on roaming agreements for Breda’s subsidiary, Carroll County Wireless, LLC.  In 2008 Breda recorded a miscellaneous payment from MCI in the amount of $9,511 for the settlement of outstanding carrier bankruptcy activities from prior years, and for which there was no corresponding revenue for the twelve-month period ended December 31, 2009.  The remaining increases in miscellaneous revenues when comparing the twelve-month period ended December 31, 2009 to the twelve-month period ended December 31, 2008 resulted from increases in directory listing services and rent revenue.

Broadcast Services – ($268,665)

Broadcast services revenue decreased $268,665, or 41.3%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  The broadcast services revenue decrease is attributable to the decrease in the number of cable TV subscribers between the two twelve-month periods.  Tele-Services discontinued operations in the three small cable TV communities of Bayard, Lohrville and Thurman in the second quarter of 2008.  Tele-Services also sold its cable TV properties in the Iowa communities of Churdan and Grand Junction in the fourth quarter of 2008.  Tele-Services sold seven of its southern Iowa cable television systems and its Beaver Lake, Nebraska cable television system on July 1, 2009.  The latter sale affected approximately 1,146 customers.  On August 1, 2009, Tele-Services purchased the cable television system for Macedonia, Iowa.  This purchase added approximately 68 customers to Tele-Services’ customer base.  Most of those cable television customers already received telephone service from Breda.  Breda was providing cable TV service to 619 subscribers as of December 31, 2009, compared to 1,757 customers on December 31, 2008.

Internet Services – $56,861

Internet services revenue increased $56,861, or 8.0%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  Breda experienced a decrease of 36.2% in its dial-up customer base and a 26.3% increase in its high-speed Internet customer base when comparing the two twelve-month periods.  The decrease in dialup Internet customers is the result of the intense competition by multiple suppliers in the Carroll, Iowa market area, and the migration of customers to high speed Internet because of an overall decrease in the price for high speed Internet.  Breda is gaining high-speed Internet customers in the Carroll, Iowa area because BTC, Inc. is offering bundled services packages that include Internet services, as well as local telephone and other communication services.  On November 1, 2008, Breda implemented both lowered rates and increased bandwidth for its residential customers in Carroll, Iowa.  All current customers receiving 256K on that date began receiving 1 MB of bandwidth, and all customers receiving 1 MB of bandwidth began receiving 3 MB of bandwidth on that date. On November 1, 2008, residential pricing for 1 MB of service dropped from $47.99 per month to $29.99 per month.  In July 2009, Breda added bandwidth options between 3MB and 10 MB for its customers in Breda, Iowa.  On November 1, 2009, Breda began offering 3MB and 5MB high-speed Internet options in its ILEC communities of Macedonia, Farragut, Lidderdale, Pacific Junction and Westside, Iowa.

OPERATING EXPENSES

The table below sets forth the components of Breda's operating costs for the twelve months ended December 31, 2009, compared to the same period in 2008.

	Years Ended December 31,		Change

	2009	2008	Amount	Percent
OPERATING EXPENSES
Cost of services
Plant specific operations	$2,095,828	$2,363,759	$(267,931)	-11.3%
Plant nonspecific operations	437,875	395,325	42,550	10.8%
Cost of long distance	198,797	224,453	(25,656)	-11.4%
Cost of cellular	1,251,212	1,344,373	(93,161)	-6.9%
Cost of internet	260,572	454,821	(194,249)	-42.7%
Cost of programming	306,359	443,767	(137,408)	-31.0%
Total cost of services	$4,550,643	$5,226,498	$(675,855)	-12.9%

Depreciation and amortization	$1,040,454	$979,478	$60,976	6.2%

Selling, general and administrative
Customer operations	$808,754	$869,553	$(60,799)	-7.0%
Corporate operations	1,595,269	1,292,715	302,554	23.4%
General taxes	106,269	205,304	(99,035)	-48.2%
Total selling, general and administrative	$2,510,292	$2,367,572	$142,720	6.0%

	$8,101,389	$8,573,548	$(472,159)	-5.5%

Cost of Services – ($675,855)

Cost of services decreased $675,855, or 12.9%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  Plant specific operations decreased $267,931, or 11.3%, with $193,560 of the decrease mainly attributable to a decrease in the marketing and provisioning costs to provide conference bridging services.  Marketing fees are dependent on both the volume of the minutes and the revenue received for the minutes.  As noted previously, Breda has finalized settlement agreements with some of the carriers for discounted rates.  The conference bridge provisioning expense decreased because of both rate and volume decreases arising out of those settlements.  Other plant specific costs that decreased when comparing the two twelve-month periods ended December 31, 2009, and December 31, 2008, were costs to provision non-regulated services such as key systems and customer premise equipment, outside plant maintenance and repairs, central office repairs and maintenance.  Education and training expense increased approximately $11,136 when comparing the two twelve-month periods and resulted from specialized training on new central office and other equipment installed in upgrading Breda’s networks and in conjunction with its fiber-to-the-home project in the Carroll, Iowa market.

Plant nonspecific operations increased $42,550, or 10.8%, due mainly to increased postage, utility, testing and provisioning costs.   Testing expense increased $27,924 when comparing the two twelve-month periods ended December 31, 2009, and December 31, 2008, and is preparatory work for Breda’s fiber-to-the-home roll-out after construction is completed in late 2010 or early 2011.

Long distance provisioning costs decreased $25,656, or 11.4%, and reflects the decrease in overall minutes even though the rate per minute costs that Breda must pay to its brokers to provide long distance services to its customers continues to increase. Breda had a 3.6% increase in customers subscribing to Breda’s long distance services for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008, but its long distance minutes of use per customer decreased 9.9% when comparing these two twelve-month periods.

Cellular provisioning costs, which includes the purchase of phones and accessories, and labor costs, decreased $93,161, or 6.9%, and reflects the decreased cost of equipment and accessories to serve the 6.0% decrease in the cellular customers for the twelve-month period ended December 31, 2009 when compared to the twelve-month period ended December 31, 2008.

Internet provisioning costs decreased $194,249, or 42.7%, during the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  This decrease resulted from Breda’s upgrade of its network and its ability to provision its Internet services over Ethernet, which not only allows Breda to provision at a lower cost, but because of its increased bandwidth capabilities, Breda can also provision many more customers on these facilities without having to expand its capacity.

As noted previously, Tele-Services’ sold two of its cable TV communities and turned down three other cable TV communities in 2008.  Tele-Services also sold seven of its remaining cable TV communities on July 1, 2009. The decrease in the number of cable TV customers due to those actions is reflected in the programming fees which decreased $137,408, or 31.0%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  Even though Tele-Services is a member of an industry programming purchasing group, Tele-Services continues to see significant increases in the programming rates paid by Tele-Services in order to offer its cable TV offerings.  Tele-Services also began paying retransmission agreement fees on January 1, 2009, for local broadcast stations.  Those fees are included in the programming fees for the twelve-month period ended December 31, 2009, but there are no corresponding fees in the twelve-month period ended December 31, 2008.

Depreciation and Amortization – $60,976

Depreciation and amortization expense increased $60,976, or 6.2%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  Breda had significant capital investments in outside plant equipment, switches and in new financial and provisioning software during 2007 and 2008.  The depreciation on some of these items is reflected in the twelve-month period ended December 31, 2009, but was not applicable to the twelve-month period ended December 31, 2008.

Selling, General and Administration – $142,720

Selling, general and administration expenses increased $142,720, or 6.0%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  Customer operations decreased $60,799, or 7.0%, for the twelve-month period ended December 31, 2009 when compared to the twelve-month period ended December 31, 2008, and mainly resulted from decreased wages and benefits when a full time position was not replaced when it became vacant.

Corporate operations increased $302,554, or 23.4%, when comparing the twelve-month periods. Breda hired outside consultants to facilitate the risk assessment, documentation, testing, and implementation of its SEC-mandated internal control program for both financial controls and information technology controls.  Breda had legal and consulting fees associated with strategic planning opportunities regarding its investment in Alpine Communications, L.C., Hilbert Communications, LLC, the 700 MHz auction, its fiber to the home project in Carroll, as well as its strategic planning for its own operations in 2009.  There was an increase of approximately $192,000 in legal, accounting and consulting costs when comparing the two twelve-month periods.  Breda also added a full-time IT staff member in the latter part of September 2009, for which there would be no personnel costs for the twelve-month period ended December 31, 2008.

Property and general taxes expense decreased $99,035, or 48.2%, when comparing the twelve-month period ended December 31, 2009 to the twelve-month period ended December 31, 2008.  The decrease resulted in part from the decrease in property subject to property tax as a result of the sale of some of Tele-Services' cable television properties.  Any increase or decrease in property tax expense is based on the annual valuation assessments received each year from the county assessors.

OTHER INCOME (EXPENSE)

The table below sets forth the components of other income (expense) for the twelve-month period ended December 31, 2009, compared to the same period in 2008.

	Years Ended December 31,		Change

	2009	2008	Amount	Percent
OTHER INCOME (EXPENSE)
Interest and dividend income	$391,559	$442,989	$(51,430)	-11.6%
Gain on sale of investments	7,513	6,018	1,495	24.8%
Gain or (Loss) on disposal of assets	(71,883)	15,561	(87,444)	-561.9%
Interest expense	(26,321)	(77,354)	51,033	-66.0%
Income from equity investments	1,827,141	1,749,349	77,792	4.4%
Gain or (Loss) on impairment of note receivable	445,253	(443,013)	888,266	200.5%
Other, net	(39,770)	(45,717)	5,947	13.0%
	$2,533,492	$1,647,833	$885,659	53.7%

Interest and Dividend Income.  Interest and dividend income decreased $51,430, or 11.6%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  This decrease in interest and dividend income was due mainly to decreased interest rates on both temporary investments and marketable securities on which Breda generates interest income.  Interest income decreased $70,640 when comparing the two twelve-month periods.  Two of Breda’s subsidiaries, Prairie Telephone and Westside Independent, received dividends totaling $136,420 from their investment in Iowa Network Services during the twelve-month period ending December 31, 2009, and for which the corresponding income during the twelve-month period ended December 31, 2008 was $112,343.  The dividend income increased $19,211 when comparing the two twelve-month periods.  Breda had also generated some interest income on its outstanding notes receivable in 2008.

Gain or (loss) on sale of investments. Both the $7,513 gain on sale of investments for the twelve-month period ended December 31, 2009, and the $6,018 gain on sale of investments for the twelve-month period ended December 31, 2008, represent the gain on the redemption of temporary investments.

Gain or (loss) on disposal of assets. The $71,883 loss on disposal of assets for the twelve-month period ended December 31, 2009, was a combination of the approximate $57,000 loss on the sale of the Tele-Services cable TV properties, the approximately $14,000 loss on the retirement of two DMS 10 switches after the installation of two new soft switches, and the net gains and losses on the sale of service vehicles and other central office fiber cards and shelves.  The $15,561 gain on disposal of assets for the twelve-month period ended December 31, 2008, resulted from the sale of service vehicles, and the sale of the Tele-Services cable TV properties in Grand Junction and Churdan.

Interest Expense.  The $51,033, or 66.0%, decrease in interest expense for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008, is the result of the reduction of the Rural Telephone Finance Cooperative loan balance on which interest is calculated because of the payment of the scheduled principal payments on the loan, and the final prepayment of all remaining principal on April 30, 2009.  The interest rate on the RTFC loan was fixed at 7.35% for a 10-year period which ended on July 17, 2008.  The RTFC loan reverted to a variable rate loan on that date.  Interest accrued at the rate of 6.5% for the time period of July 17, 2008 through September 30, 2008, and accrued at the rate of 7.0% for time period of October 1, 2008 through April 30, 2009 when the loan was paid in full.  A prepayment fee of $4,513.01 was paid in addition to the interest and principal on April 30, 2009.

Income from Equity Investments.  Income from equity investments increased $77,792, or 4.4%, for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008.  The equity investments income shown on Breda's financial statements is Breda's pro-rata share of the net income or net loss of each equity investment, based on Breda's percentage of ownership in each equity investment.  The increase in income from equity investments reported on Breda's income statement for the twelve-month period ended December 31, 2009 is a reflection of the net increases and decreases in the net income of Breda's equity investments.  Most of Breda's equity investments are in cellular partnerships.  Some of these cellular investments now receive universal service funding, which has increased their overall operating revenue.  An additional source of income from equity investments arises from Breda’s ownership interest in Alpine Communications, L.C., an operating telephone company in northeastern Iowa, and in Hilbert Communications, LLC, a telecommunications and information technology services company operating in Wisconsin and Illinois.  Hilbert Communications, LLC includes the operations of Bug Tussel, LLC, a wireless cell site provider, and of Spiralight Network, LLC, a fiber optic network provider in rural areas of Wisconsin and Illinois.  Prairie Telephone and all unit holders in Spiralight Network, L.L.C. and in Bug Tussel Wireless, L.L.C., in addition to all of the unit holders in various other telecommunications entities, executed an Exchange Agreement with Hilbert Communications, LLC, whereby Prairie Telephone and the other investors received newly issued units in Hilbert Communications, LLC in exchange for the units they owned in the various related telecommunications entities.  The transaction with Hilbert Communications, LLC was effective as of January 15, 2009.  Prairie Telephone owned 8.5% of Hilbert Communications, LLC until July 1, 2009.  On that date, additional investors were issued units in Hilbert Communications, LLC, which reduced Prairie Telephone's ownership interest in Hilbert Communications, LLC from 8.5% to 6.87%.  Additional investors were issued units in Hilbert Communications, LLC on July 10, 2009, and again on December 31, 2009, which reduced Prairie Telephone’s ownership interest in Hilbert Communications, LLC to 6.32% on December 31, 2009.

Gain on Impairment of Note Receivable.  There was a $445,253 gain on impairment of note receivable for the twelve-month period ended December 31, 2009, and for which there was a $443,013 loss for twelve-month period ended December 31, 2008.  Breda had a note receivable with Spiralight Networks dated October 1, 2007, which carried an interest rate of 8.5%.  Breda had recorded an impairment on this note in 2008 in the amount of $445,253.  Breda received payment in full on July 2, 2009 for the Spiralight Networks note receivable.

Other, net. The $5,947, or 13.0%, increase in other net income for the twelve-month period ended December 31, 2009, when compared to the twelve-month period ended December 31, 2008, is mainly attributable to the change in partnership-related costs.

Income Tax Expense.  Income taxes increased $168,036, or 20.2%, for the twelve-month period ended December 31, 2009, when compared to the same period in 2008.  The effective tax rate in 2009 is 28.51%, compared to a 30.07% tax rate in 2008.  The effective tax rate differs from the U.S. statutory rate due to state income taxes, and the proportion of income from investments which are exempt from income tax.

Net Income.  Net income increased $577,377, or 29.9%, for the twelve-month period ended December 31, 2009, when compared to the same period in 2008.

Liquidity and Capital Resources

Breda's short-term and long-term liquidity requirements arise primarily from the following:  operations and working capital requirements; capital expenditures; interest payments on any bank or other financing; dividend payments on Breda's common stock; redemption of Breda's common stock; and potential industry-related acquisitions or investments.

Breda intends to fund the operations, working capital requirements, capital expenditures, interest payments, dividend payments, and stock redemptions from cash from operations.  Breda also intends to fund any smaller industry-related acquisitions or investments from cash from operations. For the twelve months ended December 31, 2009 and December 31, 2008, cash provided by operating activities was $4,586,371 and $2,781,972 respectively.

To fund any significant future acquisitions or investments, Breda would consider the redemption of its short-term and long-term marketable securities investments; the use of its revolving lines of credit with the Rural Telephone Finance Cooperative; or the addition of long-term debt from industry lenders.  Breda presently has an unused line of credit with the Rural Telephone Finance Cooperative of $1,500,000, and Prairie Telephone has an unused line of credit with the Rural Telephone Finance Cooperative of $500,000.  Breda believes that its present revenues would be able to sustain the costs of additional debt if the need arose.  All potential acquisitions or investments will, however, be evaluated on their own merits for, among other things, potential cash and revenue production, and if the potential return on investment will be sufficient to incur the additional debt.  As noted previously, Breda began a fiber overbuild of the Carroll, Iowa non-rural market in September 2009.  Breda is financing that project with a $10,000,000 broadband loan from Rural Utilities Services.

Breda has historically funded its operations and capital expenditure requirements primarily from cash from operations.  The following table summarizes Breda's short-term liquidity, as of December 31, 2009, and December 31, 2008.

	As of
	December 31, 2009	December 31 2008 (Restated)
Short-Term Liquidity
Current Assets	$9,429,328	$6,833,241
Current Liabilities	2,400,215	2,268,808
Net Working Capital	$7,029,113	$4,564,433

Cash and Cash Equivalents	$4,987,960	$1,317,462
Short Term Marketable Securities	$490,724	$604,435
Available on Line of Credit	$2,000,000	$2,000,000

Current assets increased $2,596,087, or 38.0%, for the twelve-month period ended December 31, 2009, when compared to the twelve month period ended December 31, 2008.   There was a $3,556,787 increase in cash, cash equivalents, and marketable securities, which resulted mainly from Breda’s receipt of settlement payments from access carriers.  There was also a corresponding decrease of $1,362,157 in accounts receivable, which was due to the settlement agreement reached with AT&T and Verizon for payments regarding conference bridge access services.  There was a $904,500 increase in prepaid income taxes.  Breda had a decrease of $73,759 in notes receivable upon Breda’s receipt of payment in full for the $480,000 Spiralight Network, LLC note receivable in July 2009.    Prior to December 31, 2009, Breda held a $480,000 promissory note, less allowance of $445,253, from its unconsolidated affiliate, Spiralight Network, LLC, which earned interest at the rate of 8.5% per annum.  As part of the Exchange Agreement effected January 16, 2009, Breda's units in Spiralight Network, LLC were exchanged for units in Hilbert Communications, LLC and Breda's $480,000 promissory note from Spiralight Network, LLC became the obligation of Hilbert Communications, LLC.  On July 6, 2009 Breda received payment in full of the $480,000 promissory note plus accrued interest of $20,955.56.

Current liabilities increased $131,407, or 5.8%, for the twelve-month period ended December 31, 2009, when compared to the year ended December 31, 2008.  Accounts payable increased $339,787, or 19.4%, when comparing the two periods, which is mainly attributable to a net increase from combining a decrease in the amount incurred as of December 31, 2009 for the provisioning of conference bridge services as compared to the amounts incurred for those services as of December 31, 2008, and an increase in outstanding construction expenditures from Breda’s fiber-to-the-home overbuild project in Carroll, Iowa.  Accrued taxes decreased $34,203, or 17.8%, for the twelve-month period ended December 31, 2009, when compared to the year ended December 31, 2008.  The decrease in accrued taxes was primarily the result of the decrease in federal and state income taxes payable due to the ongoing decreased revenue received pursuant to the conference bridge settlement agreements.  There was also an increase in other accrued liabilities of $12,186, or 9.8%, for the twelve-month period ended December 31, 2009, when compared to other current liabilities for the period ended December 31, 2008.  The increase in other accrued liabilities is mainly attributable to an increase in accrued payroll for the twelve-month period ended December 31, 2009, when compared with the year ended December 31, 2008.

The following table summarizes Breda's sources and uses of cash for the twelve months ended December 31, 2009 and 2008.
	For the Years Ended December 31,

	2009	2008 (Restated)
Net Cash Provided (Used)
Operating Activities	$4,586,371	$2,781,972
Investing Activities	(1,280,289)	(2,166,231)
Financing Activities	364,416	(473,363)

For the twelve months ended December 31, 2009 and 2008, cash provided by operating activities was $4,586,371 and $2,781,972, respectively.

Cash used in investing activities was $1,280,289 for the twelve-month period ended December 31, 2009, as compared to $2,166,231 for the twelve-month period ended December 31, 2008.  Capital expenditures for the twelve-month period ended December 31, 2009 were $2,114,856, and were $2,763,749 for the same period in 2008.  The purchase of an additional one-third equity interest in Carroll County Wireless, LLC for $90,000 is shown as Purchase of Investment in Subsidiary for the twelve-month period ended December 31, 2009.  The $15,500 Purchase of Equity Investment for the twelve-month period ended December 31, 2009 included a $7,500 capital call for Guthrie Group, LLC and an $8,000 capital call for Quad County.  During the twelve-month period ended December 31, 2008, Breda a) purchased a 25% interest in the Telephone Acquisition Company for $720,000, which in turn purchased Swisher Telephone Company; b) purchased additional equity interest in Alpine Communications for $700,000, and c) contributed $2,000 to a capital call for Guthrie Group, LLC. Swisher Telephone was subsequently sold to South Slope Coop Communications by year end December 31, 2008.  The purchase of marketable securities was $598,466 for the twelve-month period ended December 31, 2009, and was $419,433 for the twelve-month period ended December 31, 2008.  Proceeds from the sale of marketable securities were $899,975 in the twelve-month period ended December 31, 2009, and were $2,192,168 in the twelve-month period ended December 31, 2008.  As noted previously in this filing, Prairie Telephone received payment on its note receivable from Spiralight Network, LLC, in the amount of $519,011 during the twelve-month period ended December 31, 2009.

Cash provided by financing activities was $364,416 for the twelve-month period ended December 31, 2009, and cash used in financing activities was $473,363 for the twelve-month period ended December 31, 2008.  During the twelve-month period ended December 31, 2009, cash was used to repay in full the remaining $951,495 of long-term RTFC debt.   During 2009 BTC, Inc. received advances of $1,564,329 on its $10,000,000 RUS loan, and used cash to repay $1,610 on the $1,564,329 RUS advances, resulting in a net receipt of cash from long term debt of $611,224 during the twelve-month period ended December 31, 2009.   Cash used to pay dividends to shareholders during the twelve-month periods ended December 31, 2009 and December 31, 2008 were $246,808 and $246,808, respectively.  The dividends paid in 2009 and 2008 were both $8 per share.

Long Term Debt

As of December 31, 2009, BTC, Inc. had outstanding $1,562,719 of long-term debt with the Rural Utilities Service.  Each advance on this $10,000,000 rural broadband access loan carries its own interest rate for the term of the individual loan advance.  BTC, Inc. received its first loan advance in the amount of $1,000,000 on October 2, 2009, and this loan advance carries a fixed interest rate of 3.918%.  BTC, Inc.’s second loan advance in the amount of $564,329 was received on December 11, 2009, and carries a fixed interest rate of 4.315%.  The Rural Utilities Service advances are to be paid in monthly installments covering principal and interest beginning twelve months from the date of receipt of the first loan advance.  The principal and interest will be paid in full on all advances on April 28, 2029.  During the first twelve months after the receipt of the first loan advance, monthly payments of interest only are required.

The security and loan agreements underlying the Rural Utilities Service notes contain certain restrictions on distributions to stockholders, investment in or loans to others, payment of management fees or issuance of any new or preferred stock.  BTC, Inc. is restricted from making any distributions, except as might be specifically authorized in writing in advance by the Rural Utilities Service note holders.  BTC, Inc. may make a distribution after 75% of the loan funds have been expended as approved if after such distribution, BTC, Inc.'s net worth is equal to at least twenty percent (20%) of its total assets and the amount of all such distributions during the calendar year does not exceed twenty-five percent (25%) of BTC, Inc.'s net income or net margins for the prior calendar year.

Breda previously had long term debt with the Rural Telephone Finance Cooperative, but Breda prepaid in full its remaining long-term debt with the Rural Telephone Finance Cooperative on April 30, 2009.

Obligations and Commitments

Breda's ongoing capital commitments include capital expenditures and any debt service requirements.  For the twelve months ended December 31, 2009, capital expenditures were $2,114,856.  As of December 31, 2009, purchase commitments for the construction of the fiber to the home project in Breda’s CLEC in Carroll, Iowa totaled $6,868,038.41.  Breda’s subsidiary, BTC, Inc., is financing the project with a $10,000,000 broadband loan from Rural Utilities Services.  Construction commenced on the fiber project in September 2009, and it is anticipated that it will be a two-year project.  On October 2, 2009, BTC, Inc. received $1,000,000 of its $10,000,000 loan commitment from the Rural Utilities Services (RUS) for expenditures related to its fiber-to-the home project in Carroll, Iowa.  On December 11, 2009, BTC, Inc. received an additional $564,239 of its $10,000,000 loan commitment from the RUS.

2010	$14,144
2011	59,145
2012	60,294
2013	62,958
2014	65,562
2015 and After	1,300,616

Breda believes that cash provided by operations and current cash balances will be adequate to meet Breda's foreseeable operational, capital expenditure, and debt service requirements.  However, Breda's actual cash needs and the availability of required funding may differ from Breda's expectations and estimates, and those differences could be material.  Future capital requirements will depend on many factors, including, among others, the demand for Breda's services in Breda's existing markets and regulatory, technological and competitive developments.

Off-Balance Sheet Risk and Concentration of Credit Risk; Investment Policy

Breda has no off-balance sheet exposure or risk.

Breda has certain financial instruments which could potentially subject Breda to concentrations of credit risk.  These financial instruments consist primarily of trade receivables and cash and temporary cash investments.

Breda adheres to an investment policy with respect to marketable securities which allows investments in the following:

•	Securities issued or guaranteed by the U.S. government or its agencies.

•	Corporate or municipal bonds rated "A" or better by a major rating service.

•	Money market funds investing in U.S. government, U.S. agency or highly rated municipal securities.

Recent Accounting Pronouncement

In May 2008, The Financial Accounting Standards Board (FASB) issued FASB Codification 820, Fair Value Measurements and Disclosures.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This Statement does not require any new fair value measurements, but for some entities, the application of the Statement would change current practice.

While the fair value concept has been in place for many decades, the FASB has deferred the use of fair value for all assets and liabilities, and currently only mandates it for financial assets and liabilities. The new required estimates are intended to provide investors with the value of an asset or liability on the measurement day, rather than reporting a value based on some future date, such as a future settlement or maturity date.

Whether and when fair value is required depends on the types of financial assets that are the subject of the accounting and, to varying degrees, the reporting entity’s intent with respect to those assets.  Fair value is used on an ongoing basis principally for derivatives, trading securities, and available-for-sale securities.  Fair value also is used to recognize impairments, that is, declines in the value of financial assets in down markets.  And while loans held for investment are subject to impairment, they are not necessarily written down to fair value, but more typically to the present value of expected future cash flows discounted at the loan’s original effective interest rate.

Breda's marketable securities are held-to-maturity securities, not trading securities.  Breda therefore reports the fair value of these bonds and securities as a footnote to its financial statements.  The issuance of the FASB Codification 820, Fair Value Measurements and Disclosures, had no effect on Breda's financial position, results of operations or cash flows.

In July 2006, the FASB issued FASB Codification 740-10-40, Derecognition of Income Taxes.  FASB Codification 740-10-40 clarifies the accounting for uncertainty in income taxes recognized in accordance with the original Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes".  Guidance is provided on derecognition, classification, interest and penalties accounting in interim periods, disclosure and transition.  FASB Codification 740-10-40 requires that Breda recognize in its financial statements the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position.  The provisions of FASB Codification 740-10-40 were effective as of the beginning of Breda's 2007 fiscal year, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings.  Adoption of FASB Codification 740-10-40, Derecognition of Income Taxes, on January 1, 2007, had no effect on Breda's financial position, results of operations or cash flows.

Item 7A.	Quantitative and Qualitative Disclosures About Market Risk.

This Item is not applicable to smaller reporting companies such as Breda.

Item 8.	Financial Statements.

The financial statements included in Item 8 of the Form 10-K carry a qualified opinion.

Breda has investments in certain limited partnerships that it accounts for using the equity method.  Because of the materiality of these investments, Kiesling Associates LLP is required to perform certain audit procedures or rely on the audits of other auditors to obtain reasonable assurance that the investments and related equity income are presented fairly, in all material respects, in the consolidated financial statements of Breda Telephone Corp. as of and for the year ended December 31, 2009.

As noted in the following Report of Independent Registered Public Accounting Firm, Kiesling Associates LLP was unable to perform audit procedures on various partnerships in which Breda has interests that have a material effect on Breda’s 2009 financial statements.

Breda intends to file an amended Form 10-K for 2009 after it has received audited financial statements for these outside partnerships, and all audit procedures have been finalized by Breda's auditors.

/s/ Kiesling Associates LLP

Kiesling Associates LLP

Breda Telephone Corp.
And Subsidiaries
Breda, IA

Consolidated Financial Statements
For the Years
Ended December 31, 2009 and 2008

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Breda Telephone Corporation and Subsidiaries
Breda, Iowa

We have audited the accompanying consolidated balance sheets of Breda Telephone Corporation (an Iowa corporation) and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.  We did not audit the financial statements of Spiralight Network LLC and RSA No. 9 Limited Partnership, the investments in which, as discussed in Note 4 to the financial statements, are accounted for by the equity method of accounting.  The investments in Spiralight Network LLC and RSA No. 9 Limited Partnership were $973,207 as of December 31, 2008, and the equity in their net income was $192,069 for the year then ended.  The financial statements of Spiralight Network LLC and RSA No. 9 Limited Partnership were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Spiralight Network LLC and RSA No. 9 Limited Partnership, is based solely on the report of the other auditors.

Except as discussed in the following paragraph, we conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

We were unable to perform audit procedures for 2009 supporting the Company's investments in Hilbert Communications LLC, RSA 7 Limited Partnership, Iowa 8 Monona Limited Partnership, and RSA No. 9 Limited Partnership stated at $3,446,578 at December 31, 2009, or its equity in earnings in such partnerships of $977,537, which is included in net income for the year ended as described in Note 4 to the financial statements.  We were unable to perform audit procedures for 2008 supporting the Company’s investment in RSA 7 Limited Partnership or Iowa 8 Monona Limited Partnership stated at $2,188,612 at December 31, 2008, or its equity in earnings in such partnerships of $942,028, which is included in net income for the year ended as described in Note 4 to the financial statements.

In our report dated March 27, 2009 we expressed an opinion that we were unable to examine evidence regarding the investments and earnings of Spiralight Network LLC and RSA No. 9 Limited Partnership.  As of the date of this opinion we were able to obtain audited financial statements for 2008 supporting the Company’s investments in Spiralight Network LLC and RSA No. 9 Limited Partnership as described in Note 4.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the investment and earnings of Hilbert Communications LLC, RSA 7 Limited Partnership,  Iowa 8 Monona Limited Partnership, and RSA No. 9 Limited Partnership, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Breda Telephone Corporation and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Kiesling Associates LLP

West Des Moines, Iowa
March 30, 2010

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED BALANCE SHEETS
December 31, 2009 and December 31, 2008

	December 31, 2009	December 31, 2008 (Restated)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,987,960	$1,317,462
Marketable securities	490,724	604,435
Accounts receivable, net of allowances of $159,831 and $3,415,824 in 2009 and 2008, respectively	1,928,483	3,290,640
Interest receivable	62,693	81,730
Notes receivable, less impairment of $445,253 in 2008	-	73,759
Inventory, at average cost	297,678	227,731
Prepaid income taxes	1,310,951	406,451
Other	291,977	112,438
Deferred income taxes	58,862	718,595
	9,429,328	6,833,241

OTHER NONCURRENT ASSETS
Marketable securities	5,223,501	5,440,550
Investments in unconsolidated affiliates at equity	8,537,047	8,525,861
Other investments at cost	655,542	673,590
Goodwill	918,715	896,812
	15,334,805	15,536,813

PROPERTY, PLANT AND EQUIPMENT2000	8,102,372	6,857,853

TOTAL ASSETS	$32,866,505	$29,227,907

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$14,144	$200,507
Accounts payable	2,091,609	1,751,822
Accrued taxes	157,740	191,943
Other	136,722	124,536
	2,400,215	2,268,808

LONG-TERM DEBT, less current portion	1,548,575	750,988

OTHER NONCURRENT LIABILITIES	2,468,101	1,947,128

STOCKHOLDERS' EQUITY
Common stock, Class A - no par value, 5,000,000 shares authorized, 26,109 and 27,924 shares issued and outstanding at $547 and $509 stated values, respectively	14,281,623	14,213,316
Common stock, Class B - no par value, 5,000,000 shares authorized, 4,742 and 2,927 shares issued and outstanding at $547 and $509 stated values, respectively	2,593,874	1,489,843
Retained earnings	9,508,416	8,421,630
	26,383,913	24,124,789

MINORITY INTEREST	65,701	136,194

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$32,866,505	$29,227,907

The accompanying notes are an integral part of these consolidated financial statements.

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED STATEMENTS OF INCOME
For the Years Ended 2009 and 2008

	For the Years Ended
	2009	2008 (Restated)

OPERATING REVENUES	$9,069,766	$9,687,237

OPERATING EXPENSES
Cost of services	4,550,643	5,226,498
Depreciation and amortization	1,040,454	979,478
Selling, general, and administrative	2,510,292	2,367,572
	8,101,389	8,573,548

OPERATING INCOME	968,377	1,113,689

OTHER INCOME (EXPENSES)
Interest and dividend income	391,559	442,989
Gain on sale of investments	7,513	6,018
Gain or (Loss) on disposal of assets	(71,883)	15,561
Interest expense	(26,321)	(77,354)
Income from equity investments	1,827,141	1,749,349
Gain or (Loss) on impairment of note receivable	445,253	(443,013)
Other, net	(39,770)	(45,717)
	2,533,492	1,647,833

INCOME BEFORE INCOME TAXES	3,501,869	2,761,522

INCOME TAXES	998,335	830,299

NET INCOME BEFORE MINORITY INTEREST	2,503,534	1,931,223

MINORITY INTEREST	2,398	(2,668)

NET INCOME	$2,505,932	$1,928,555

NET INCOME PER COMMON SHARE	$81.23	$62.50

DIVIDENDS PER COMMON SHARE	$8.00	$8.00

The accompanying notes are an integral part of these consolidated financial statements.

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

	Common Stock, A and B Class		Retained
	Shares	Amount	Earnings	Total

Balance at December 31, 2007	30,936	$14,137,752	$8,344,135	$22,481,887

Comprehensive income:
Net Income			1,928,555	1,928,555

Dividends paid			(246,808)	(246,808)

Common stock redeemed, net	(85)	(38,845)		(38,845)

Stated value stock adjustment		1,604,252	(1,604,252)

Balance at December 31, 2008	30,851	15,703,159	8,421,630	24,124,789

Comprehensive income:
Net Income			2,505,932	2,505,932

Dividends paid			(246,808)	(246,808)

Common stock redeemed, net				-

Stated value stock adjustment		1,172,338	(1,172,338)

Balance at December 31, 2009	30,851	$16,875,497	$9,508,416	$26,383,913

The accompanying notes are an integral part of these consolidated financial statements.

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2009 and 2008

	2009	2008 (Restated)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,505,932	$1,928,555
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	1,040,454	979,478
Minority interest	(2,398)	2,668
Deferred income taxes	1,180,707	29,220
Amortization of investment premium/discount - net	36,764	43,363
Equity income in unconsolidated affiliates, net of distributions received of $1,831,455 and $2,529,549 in 2009 and 2008, respectively	4,314	780,200
(Gain) or loss on disposal of property	71,883	(15,561)
(Gain) or loss on impairment of note receivable	(445,253)	445,253
Gain on sale of marketable securities	(7,513)	(6,018)
Changes in assets and liabilities:
(Increase) or decrease in assets	205,305	(2,108,704)
Increase or (decrease) in liabilities	(3,824)	703,518

Net cash provided by operating activities	$4,586,371	$2,781,972

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(2,114,856)	(2,763,749)
Proceeds from the sale of assets	79,594	18,835
Purchase of marketable securities	(598,466)	(419,433)
Purchase of equity investments	(15,500)	(1,422,000)
Purchase of other investments - at cost	(6,055)	(15,621)
Purchase of investment in a subsidiary	(68,095)	-
Proceeds from the sale of marketable securities	899,975	2,192,168
Proceeds from the sale of other investments - at cost	24,103	28,197
Proceeds from the receipt of principal on note receivable	519,011	254,384
Issuance of notes receivable	-	(39,012)
Net cash used in investing activities	$(1,280,289)	$(2,166,231)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long term debt	(953,105)	(187,710)
Proceeds from the issuance of long term debt	1,564,329	-
Common stock redeemed, net	-	(38,845)
Dividends paid	(246,808)	(246,808)
Net cash provided by (used in) financing activities	$364,416	$(473,363)

Net Increase in Cash and Cash Equivalents	$3,670,498	$142,378

Cash and Cash Equivalents at Beginning of Period	1,317,462	1,175,084

Cash and Cash Equivalents at End of Period	$4,987,960	$1,317,462

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for:
Interest	$26,321	$77,354
Income taxes	$722,128	$1,388,117

The accompanying notes are an integral part of these consolidated financial statements.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Breda Telephone Corporation (herein referred to as “the Company”) is a provider of telecommunications exchange and local access services, long distance services, cable television services and Internet services in a service area located primarily in western Iowa.  The company is also involved in retail sales of cellular equipment and service plans for cellular partnerships of which it owns interests, and sales of other telecommunications equipment.

Basis of Presentation

The accounting policies of the Company and its subsidiaries conform to accounting principles generally accepted in the United States of America.  Management uses estimates and assumptions in preparing its consolidated financial statements.  Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues, and expenses, and the disclosure of contingent revenues and expenses.  Telephone operations reflect practices appropriate to the telephone industry.  The accounting records of the telephone companies are maintained in accordance with the Uniform System of Accounts for Class A and B Telephone Companies prescribed by the Federal Communications Commission (FCC) as modified by the state regulatory authority.

The accounting records for the Company’s cable television operations are maintained in accordance with the Uniform System of Accounts for CATV Companies prescribed by the National Association of Regulatory Utility Commissioners.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its 100% owned subsidiaries, Prairie Telephone Co., Inc., Tele-Services, Ltd., and Westside Independent Telephone Company.  The financial statements of Prairie Telephone Co., Inc. include the accounts of Prairie and its 100% owned subsidiary, BTC, Inc.  All material intercompany transactions have been eliminated in consolidation.  The consolidated financial statements also include the accounts of the Company’s 66 2/3% owned subsidiary, Carroll County Wireless, L.L.C.

Cash Equivalents

All highly liquid investments with a maturity of three months or less at the time of purchase are considered cash equivalents.

Investments

Marketable debt and equity securities bought and held principally for selling in the near future are classified as trading securities and carried at fair value.  Unrealized holding gains and losses on trading securities are reported in earnings.  Marketable debt and equity securities classified as available-for-sale are carried at fair value with unrealized holding gains and losses recorded as a separate component of stockholders’ equity.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments, (Continued)

Debt securities for which the Company has both the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. The Company uses the specific identification method of computing realized gains and losses.

Nonmarketable equity investments, over which the Company has significant influence or a 20% ownership, are reflected on the equity method. Other nonmarketable equity investments are stated at cost.

Inventory

Inventory includes both merchandise held for resale and material and supplies.  Merchandise held for resale is recorded at the lower of cost or market with cost determined by the average cost method.  Materials and supplies, used in the construction of the Company’s facilities to provide telecommunications services, are recorded at average cost.

Goodwill

Goodwill is deemed to have an indefinite life and is stated at the lower of cost or fair value.  The asset is subject to periodic impairment tests.

Property, Plant and Equipment

Telephone and cable television plant are capitalized at original cost including the capitalized cost of salaries and wages, materials, certain payroll taxes and employee benefits.

The Company provides for depreciation for financial reporting purposes on the straight-line method by the application of rates based on the estimated service lives of the various classes of depreciable property.  These estimates are subject to change in the near term.

Renewals and betterments of units of property are charged to telephone and cable television plant in service.  When plant is retired, its cost is removed from the asset account and charged against accumulated depreciation less any salvage realized.  No gains or losses are recognized in connection with routine retirements of depreciable property.

Repairs of other property, as well as renewals of minor items of property are included in plant specific operations expense.  A gain or loss is recognized when other property is sold or retired.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Long-Lived Assets

The Company would provide for impairment losses on long-lived assets when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets’ carrying amount.  Based on current conditions, management does not believe any of its long-lived assets are impaired.

Income Taxes

Income taxes are accounted for using a liability method and provide for the tax effects of transactions reported in the consolidated financial statements including both taxes currently due and deferred.  Deferred taxes are adjusted to reflect deferred tax consequences at current enacted tax rates.  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of the Company’s deferred taxes arise from differences between the book and tax basis of plant assets, certain investments, receivables and goodwill.  The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible, when the assets and liabilities are recovered or settled.

Revenue Recognition

The Company recognizes revenues when earned regardless of the period in which they are billed.  The Company is required to provide telephone service to subscribers within its defined service territory.

Local network, Internet and cable television service revenues are recognized over the period a subscriber is connected to the network.

Network access and long distance service revenues are derived from charges for access to the Company’s local exchange network.  The interstate portion of access revenues is based on an average schedule settlement formula administered by the National Exchange Carrier Association (NECA), which is regulated by the FCC.  The intrastate portion of access revenues is billed based upon the Company’s tariff for access charges filed with the Iowa Utilities Board (IUB).  The charges developed from these tariffs are used to bill the connecting long distance provider and revenues are recognized in the period the traffic is transported based on the minutes of traffic carried.  Long distance revenues are recognized at the time a call is placed based on the minutes of traffic processed at contracted rates.

Cellular sales and commission revenues are recognized at the time of customer activation.

The Company uses the reserve method to recognize uncollectible customer accounts.

Fair Value Measurements

Recent accounting guidance for financial assets and liabilities presented at fair value defines “fair value”, establishes a framework for measuring fair value, and expands disclosures related to fair value measurements.  The guidance does not expand the use of fair value measurements in financial statements, but rather standardizes its definition and application in generally accepted accounting principles.  The guidance provides for the use of three levels of input in determining fair value measurements.  (Level 1 – quoted market prices; Level 2 – observable inputs of quoted market prices for similar or inactive items; and Level 3 – unobservable inputs.)  The company deferred until January 1, 2009 the adoption of this guidance for all non-financial assets and liabilities that are recognized or disclosed on a non-recurring basis.  This includes goodwill, intangibles and non-financial long-lived assets that are measured at fair value in impairment testing.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reclassifications

Certain reclassifications have been made to the 2008 consolidated financial statements to conform with the 2009 presentation.  More specifically, with the purchase of an additional one-third interest in Carroll County Wireless, L.L.C. in January 2009, Breda owns a 66 2/3% interest in Carroll County Wireless, L.L.C as of December 31, 2009.  Prior to 2009, this investment had been accounted for using the equity method.  In order to conform with the 2009 presentation, Breda’s 33.33% interest in Carroll County Wireless at December 31, 2008 is also presented in the financial statements using the consolidation method.

The table below outlines the effect of these changes to the financial statements:

Difference
Total assets	$136,195
Total liabilities and equity	136,195

Difference
Operating revenues	$45,656
Operating expenses	41,671
Operating income	3,985
Income before income taxes	2,668

NOTE 2.	MARKETABLE SECURITIES

The amortized cost and fair value of held-to-maturity securities are:

	Unamortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2009

Held-to-Maturity:
Municipal bonds	$3,581,827	$131,229	$(5,206)	$3,707,850
Government securities	2,132,398	31,147	(15,761)	2,147,784
	$5,714,225	$162,376	$(20,967)	$5,855,634

December 31, 2008

Held-to-Maturity:
Municipal bonds	$3,641,774	$77,334	$(37,007)	$3,682,101
Government securities	2,403,211	13,958	(181,424)	2,235,745
	$6,044,985	$91,292	$(218,431)	$5,917,846

	2009	2008
Amounts classified as:
Current	$490,724	$604,435
Noncurrent	5,223,501	5,440,550
Total	$5,714,225	$6,044,985

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 2.	MARKETABLE SECURITIES (Continued)

The amortized cost and fair value of marketable debt securities at December 31, 2009, by contractual maturity are shown below.  Expected maturities may differ from contractual maturities because the issuers of the securities may have the right to prepay obligations without prepayment penalties.

	Unamortized Cost	Fair Value
Due in one year or less	$490,724	$502,517
Due after one year through three years	1,249,076	1,299,387
Due after three years through five years	1,116,373	1,160,268
Due after five years	2,858,052	2,893,462
	$5,714,225	$5,855,634

Management evaluates the need for recording an other than temporary impairment for these investments annually.  Based on the nature and financial information available for each individual investment, the length of time and extent of its fair value being below cost (generally less than twelve months at December 31, 2009) and the Company’s ability and intent to hold the investments for a sufficient time to allow for the recovery of the cost of the investment, an other than temporary impairment has not been recognized as of December 31, 2009.

Investments measured at fair value are valued at level one in the fair value hierarchy.

NOTE 3.	NOTE RECEIVABLE

Notes receivable consist of the following:

	December 31, 2009	December 31, 2008

Spiralight Network, LLC - 8.5%	-	519,012
Less impairment	-	(445,253)
	-	73,759
Less current portion	-	(73,759)
	$-	$-

The Company originated a promissory note to its unconsolidated affiliate, Spiralight Network, LLC, on September 5, 2007.  The original amount of the note was $480,000 and accrued interest from September 5, 2007, at a rate of 8.5 percent per annum until payment was scheduled to be made in full on September 14, 2008.  On September 14, 2008, the due date was extended one year, and $39,012 of accrued interest from September 5, 2007 through September 14, 2008, was added to the original note, bringing the note balance to $519,012.  Interest was to continue to accrue at 8.5 percent per annum until the loan was paid in full on September 14, 2009.  The note could be prepaid.  The Company had a 35.29% ownership interest in Spiralight Network, LLC.  On December 31, 2008, the Company recorded an allowance against the note of $445,253, to offset additional losses in 2008 exceeding the company’s equity basis in Spiralight.   The note was repaid in September 2009, and the Company reversed the allowance that was recorded in 2008.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS

INVESTMENTS IN UNCONSOLIDATED AFFILIATES AT EQUITY

Investments in unconsolidated affiliates at equity include investments in partnerships, limited liability companies and joint ventures as follows:

	2009	2008

Alpine Communications, L.C.	$3,389,504	$3,085,415
West Iowa Cellular, Inc.	1,547,040	1,632,882
RSA #1, Ltd.	1,660,481	1,561,117
RSA #7, Ltd.	594,949	555,730
RSA #9, Ltd.	1,011,261	973,207
Quad County Communications	14,955	37,021
Guthrie Group, L.L.C.	25,529	31,488
Bug Tussel Wireless, L.L.C.	-	649,001
Spiralight Network, L.L.C.	-	-
Hilbert Communications, L.L.C.	293,328	-
	$8,537,047	$8,525,861

The Company has a 22.27% ownership interest in Alpine Communications, L.C. (Alpine) at December 31, 2009 and December 31, 2008.  Alpine owns and operates several wireline telephone exchanges in northeastern Iowa, and also provides Internet and cable television services in and around its wireline service territory.

The following is a summary of condensed financial information pertaining to the company described above as of December 31, 2009 and 2008 and the twelve months then ended.

	Alpine Communications, L.C.

	2009	2008

Assets	$23,955,426	$24,706,029
Liabilities	11,979,642	13,928,446
Equity	$11,975,784	$10,777,583

Revenues	$8,142,250	$7,981,757
Expenses	6,594,048	6,196,723
Net Income	$1,548,202	$1,785,034

The Company’s percentage ownership interests in partnerships providing cellular telephone services within their respective service areas at December 31, 2009 and 2008 are as follows:

West Iowa Cellular, Inc.,	25.0%
RSA #1, Ltd.	10.3%
RSA #7, Ltd.	7.1%
RSA #9, Ltd.	16.7%

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The following is a summary of condensed financial information pertaining to the companies described above as of December 31, 2009 and 2008 and the twelve months then ended.

2009
	West Iowa Cellular, Inc.	RSA #1	RSA #7	RSA #9

Assets	$6,670,576	$17,039,404	$11,163,461	$8,339,709
Liabilities	482,417	1,860,827	2,848,034	2,272,264
Equity	$6,188,159	$15,178,577	$8,315,427	$6,067,445

Revenues	$3,850,976	$10,800,091	$22,982,136	$15,284,205
Expenses	1,594,348	8,238,302	16,454,488	11,616,136
Net Income	$2,256,628	$2,561,789	$6,527,648	$3,668,069

2008

	West Iowa Cellular, Inc.	RSA #1	RSA #7	RSA #9

Assets	$6,942,909	$15,635,382	$10,806,436	$7,822,542
Liabilities	411,378	1,413,854	3,039,166	1,983,413
Equity	$6,531,531	$14,221,528	$7,767,270	$5,839,129

Revenues	$3,675,022	$10,374,220	$21,795,116	$13,048,641
Expenses	1,511,719	7,008,521	16,138,900	9,353,024
Net Income	$2,163,303	$3,365,699	$5,656,216	$3,695,617

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The Company has a 33.33% ownership interest in Quad County Communications (Quad County) at December 31, 2009 and 2008.  This entity owns and operates a fiber optic network.

The following is a summary of condensed financial information pertaining to the company described above as of December 31, 2009 and 2008 and the twelve months then ended.

	Quad County Communications

	2009	2008

Assets	$49,189	$116,125
Liabilities	4,324	5,061
Equity	$44,865	$111,064

Revenues	$24,214	$35,407
Expenses	116,030	67,330
Net Income	$(91,816)	$(31,923)

The Company has a 33.33% interest in Guthrie Group, L.L.C. at December 31, 2009 and 2008.  The Company’s percentage interest in Carroll County Wireless, L.L.C. was 66.67% at December 31, 2009 and 33.33% at December 31, 2008.  As a result of the change in ownership interest, the Company’s investment in Carroll County Wireless, L.L.C. is now accounted for using the consolidation method, beginning January 1, 2009.  Both companies have purchased the licenses to provide personal communication services (PCS); however, neither company has begun providing PCS services as of December 31, 2009.

As discussed in Note 1, with the purchase of an additional one-third interest in Carroll County Wireless, L.L.C. in January 2009, Breda owns a 66 2/3% interest in Carroll County Wireless, L.L.C as of December 31, 2009.      Prior to 2009, this investment had been accounted for using the equity method.  In order to conform with the 2009 presentation, Breda’s 33.33% interest in Carroll County Wireless at December 31, 2008 is also presented in the financial statements using the consolidation method.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The following is a summary of condensed financial information pertaining to the companies described above as of December 31, 2009 and 2008 and the twelve months then ended.

2009
	Carroll County Wireless, L.L.C.	Guthrie Group, L.L.C.

Assets	$197,099	$69,587
Liabilities	-	-
Equity	$197,099	$69,587

Revenues	$33,615	$3,850
Expenses	40,808	44,217
Net Income	$(7,193)	$(40,367)

2008
	Carroll County Wireless, L.L.C.	Guthrie Group, L.L.C.

Assets	$204,291	$94,463
Liabilities	-	-
Equity	$204,291	$94,463

Revenues	$45,671	$4,814
Expenses	41,671	37,017
Net Income	$4,000	$(32,203)

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

Effective January 15, 2009, Prairie Telephone and all unit holders in Spiralight Network, L.L.C. and in Bug Tussel Wireless, L.L.C., in addition to all unit holders in various other telecommunications entities, executed an Exchange Agreement with Hilbert Communications, LLC., whereby Prairie Telephone and the other holders received units in Hilbert Communications, LLC in exchange for the units they owned in the various telecommunications entities.  The following companies became wholly-owned subsidiaries of Hilbert Communications pursuant to this transaction:  Bug Tussel Wireless, LLC; Spiralight Network, LLC; Intelegra, LLC; Dakota Wireless, LLC; Michigan Wireless, LLC; and JustKake Investments, LLC.  The transfers of ownership of Dakota Wireless Group, LLC and JustKake Investments ,LLC are subject to FCC approval, and which such approval had not been received as of December 31, 2009.  Therefore, Dakota Wireless Group, LLC and JustKake Investments, LLC have not exchanged their member company interests for units in Hilbert Communications and are not considered subsidiaries of Hilbert Communications as of December 31, 2009.  Prior to the transaction with Hilbert Communications, Prairie Telephone owned approximately 9.94% of the units of Bug Tussel Wireless, LLC and approximately 35.29% of the interests in Spiralight Network, LLC.  Prairie Telephone owned 6.32% of the outstanding units of Hilbert Communications, LLC as of December 31, 2009.

The Company had a 9.94% ownership interest in Bug Tussel Wireless LLC (Bug Tussel) at December 31, 2008, and January 15, 2009.  Bug Tussel has constructed a wireless network in rural Wisconsin, which provides roaming services to cellular carriers offering service in the state.

The following is a summary of condensed financial information pertaining to the company described above as of January 15, 2009 and December 31, 2008 and the 15-day period for 2009 and the twelve months then ended for 2008.

	Bug Tussel Wireless, L.L.C.

	2009	2008

Assets	$17,355,477	$17,627,571
Liabilities	12,296,277	12,955,330
Equity	$5,059,200	$4,672,241

Revenues	$316,766	$14,031,407
Expenses	618,104	14,256,407
Net Income	$(301,338)	$(225,000)

The Company had a 35.29% ownership interest in Spiralight Networks LLC (Spiralight) at December 31, 2008, and January 15, 2009.   Spiralight provides fiber optic transport services in Wisconsin, Illinois and Minnesota.

This investment is accounted for under the equity method with the Company recognizing their proportionate share of income and losses to the extent that the investment exceeds losses.  Accordingly, the recorded investment amount in Spiralight was eliminated at June 30, 2008.  At December 31, 2008, additional losses in excess of the basis totaling $484,264 were applied against the outstanding note receivable.  This note receivable was repaid in September 2009, and the allowance recorded against the receivable was reversed, as noted earlier.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The following is a summary of condensed financial information pertaining to the company described above as of January 15, 2009 and December 31, 2008 and the 15-day period for 2009 and the twelve months then ended for 2008.

	Spiralight Network, L.L.C.

	2009	2008

Assets	$2,787,947	$2,100,128
Liabilities	4,704,486	3,251,268
Equity	$(1,916,539)	$(1,151,140)

Revenues	$136,469	$3,236,060
Expenses	250,049	5,886,060
Net Income	$(113,580)	$(2,650,000)

The Company had a 6.32% ownership interest in Hilbert Communications, LLC (Hilbert) at December 31, 2009.  Hilbert provides fiber optic transport services in Wisconsin, Illinois and Minnesota; provides roaming services to cellular carriers on their wireless network in Wisconsin; provides cellular services to retail customers in Wisconsin; provides wireless industry consulting services to carriers at any location; and provides all services as previously provided by the wholly-owned subsidiaries.

	Hilbert Communications, L.L.C.

	2009	2008

Assets	$32,474,471	$
Liabilities	5,468,799
Equity	$27,005,672		$-

Revenues	$15,973,227	$
Expenses	20,832,084
Net Income	$(4,858,857)		$-

Partnership investments above with less than a 20% ownership are carried at equity due to the level of influence the Company has with respect to each investment.  Investments in limited liability companies are on the equity method if ownership is more than 3-5%.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

LONG-TERM INVESTMENTS AT COST

Long-term investments at cost include nonmarketable equity securities and certificates as follows:

	2009	2008

Solix, Inc.	$300,000	$300,000
Rural Telephone Finance Cooperative - certificates	164,823	171,110
Iowa Network Services - stock	78,706	78,705
NRTC Patronage Capital - certificates	20,339	32,390
Other	91,674	91,385
	$655,542	$673,590

As of December 31, 2009, the Company had $655,542 in cost method investments.  Management determined it is not practical to estimate fair value, or it was unnecessary to evaluate these investments for impairment as no identified adverse event or changes in circumstances were observed.  In accordance with generally accepted accounting principles the Company is not required to estimate fair value under these conditions.

Because of the lack of quoted market prices and the inability to estimate fair value without incurring excessive costs, management has determined it is not practical to estimate the fair value of these cost and equity method investments.  However, management believes that the carrying amount of these investments at December 31, 2009, included in other investments is not impaired.

NOTE 5.	GOODWILL

Goodwill consists of the following:

	2009	2008

Balance, beginning of year	$896,812	$896,812
Goodwill acquired	21,903	-
Goodwill impairment	-	-
Balance, end of year	$918,715	$896,812

The Company annually assesses its recorded balances of goodwill and indefinite lived intangible assets.  As a result, the Company determined no impairment needed to be recorded for the years ended December 31, 2009 and 2008.  The goodwill acquired in 2009 came from the Company’s purchase of an additional one-third interest in Carroll County Wireless, L.L.C.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 6.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment includes the following:

	2009	2008

Telephone plant in service:
Land	$42,817	$43,408
Buildings	1,601,653	1,488,045
Other general support assets	2,310,370	2,433,732
Central office assets	5,356,121	5,566,624
Cable and wire facilities	6,254,357	6,025,376
Other plant and equipment	1,159,874	1,148,988
	16,725,192	16,706,173

Cable television plant in service:
Land	$1,000	$8,846
Buildings	43,313	132,673
Other plant and equipment	172,522	182,497
Towers, antennas and head end equipment	321,877	1,613,382
Cable and wire facilities	330,138	1,573,544
Franchises	5,992	30,092
	874,842	3,541,034

Total property, plant and equipment	17,600,034	20,247,207
Less accumulated depreciation	11,571,548	13,744,653
	6,028,486	6,502,554
Plant under construction	2,073,886	355,299
	$8,102,372	$6,857,853

Telephone cable and wire facilities of approximately $852,000 were fully or nearly fully depreciated in 2009.  Depreciation on depreciable property resulted in composite rates of 5.5% and 5.2% for 2009 and 2008, respectively.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 7.	INCOME TAXES

Income taxes reflected in the Consolidated Statements of Income consist of the following:

	2009	2008

Federal income taxes:
Current tax expense	$(161,525)	$509,074
Deferred tax expense	823,893	55,623
State income taxes:
Current tax expense	(20,847)	292,005
Deferred tax expense	356,814	(26,403)
Total income tax expense	$998,335	$830,299

Deferred federal and state tax liabilities and assets reflected in the Consolidated Balance Sheets are summarized as follows:

	2009	2008

Deferred tax liabilities
Federal	$1,860,341	$1,645,669
State	637,491	538,397
Total deferred tax liabilities	2,497,832	2,184,066

Deferred tax assets
Federal	(62,143)	(671,364)
State	(26,450)	(284,169)
Total deferred tax assets	(88,593)	(955,533)

Net deferred tax liabilities	$2,409,239	$1,228,533

Current portion	$(58,862)	$(718,595)
Long-term portion	2,468,101	1,947,128
Net deferred tax liability	$2,409,239	$1,228,533

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 7.	INCOME TAXES (Continued)

The following is a reconciliation of the statutory federal income tax rate of 34% to the Company’s effective income tax rate:

	2009	2008

Statutory federal income tax rate	34.0%	34.0%
State income taxes, net of federal benefit	10.1%	10.1%
Amortization of bond premiums	4.9%	1.0%
Dividends received deduction	-8.0%	-8.0%
Tax exempt interest	-9.1%	-9.1%
Other	-3.4%	2.1%
Effective income tax rate	28.5%	30.1%

The Company files consolidated tax returns including their subsidiaries, Prairie Telephone Co., Inc., Westside Independent Telephone Company, and Tele-Services, Ltd.  BTC, Inc. is a subsidiary of Prairie Telephone Co., Inc.

NOTE 8.	LONG-TERM DEBT

Long-term debt consists of:

	2009		2008

Rural Telephone Finance Cooperative (RTFC)
7.00% (Variable Rate)		-		951,495
Rural Utilities Service (RUS)		1,562,719		-
		1,562,719		951,495
	$		$
Less current portion		14,144		200,507
		$1,548,575		$750,988

The annual requirements for principal payments on long-term debt for the next five years are as follows:

2010	$14,144
2011	59,145
2012	60,294
2013	62,958
2014	65,562
2015 and After	1,300,616

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 8.	LONG-TERM DEBT (Continued)

Prepayment of all remaining principal and interest on the RTFC loan was made on April 30, 2009, in addition to a prepayment fee of $4,513.01.

The Company has two lines of credit with the RTFC.  The first line of credit is for $1,500,000 and is available until November 15, 2010.  The second line of credit with the RTFC is for $500,000 and is available until November 30, 2010.  The interest rate at December 31, 2009 for both lines of credit is 4.75%.  No funds were advanced under either line of credit at December 31, 2009.

As of December 31, 2009, BTC, Inc. had outstanding $1,562,719 of long-term debt with the Rural Utilities Service.  Each advance on this pre-approved $10,000,000 rural broadband access loan carries its own interest rate for the term of the individual loan advance.  BTC, Inc. received its first loan advance in the amount of $1,000,000 on October 2, 2009, and this loan advance carries a fixed interest rate of 3.918%.  BTC, Inc.’s second loan advance in the amount of $564,329 was received on December 11, 2009, and carries a fixed interest rate of 4.315%.  The RUS advances are to be paid in monthly installments covering principal and interest beginning twelve months from the date of receipt of the first loan advance.  The principal and interest will be paid in full on all advances at April 28, 2029.  During the first twelve months after the receipt of the first loan advance, monthly payments of interest only are required.  Principal of $1,610 was paid on the first RUS loan advance as of December 31, 2009.

The security and loan agreements underlying the Rural Utilities Service notes contain certain restrictions on distributions to stockholders, investment in or loans to others, payment of management fees or issuance of any new or preferred stock.  BTC, Inc. is restricted from making any distributions, except as might be specifically authorized in writing in advance by the Rural Utilities Service note holders.  The borrower may make a distribution after 75% of the loan funds have been expended as approved if after such distribution, the Borrower’s Net Worth is equal to at least twenty percent (20%) of its Total Assets and the amount of all such distributions during the calendar year does not exceed twenty-five percent (25%) of the borrower’s net income or net margins for the prior calendar year.  BTC, Inc. is required to achieve a times interest earned ratio of not less than 2.0 beginning December 31, 2010.

NOTE 9.	OPERATING SEGMENTS INFORMATION

The Company organizes its business into three reportable segments:  local exchange carrier (LEC) services, broadcast services and Internet service provider (ISP) services.  The LEC services segment provides telephone, data services and other services to customers in local exchanges.  The broadcast services segment provides cable television services to customers in Iowa and Nebraska.  The ISP services segment provides Internet access to customers within the local exchanges and the surrounding areas.

The Company’s reportable business segments are strategic business units that offer different products and services.  Each reportable segment is managed separately primarily because of different products, services and regulatory environments.  LEC segments have been aggregated because of their similar characteristics.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 9.	OPERATING SEGMENTS INFORMATION (Continued)

The segment’s accounting policies are the same as those described in the summary of significant accounting policies.

2009	Local Exchange Carrier	Broadcast	Internet Service Provider	Total

Revenues and sales	$7,917,048	$382,498	$770,220	$9,069,766
Interest income	348,770	10,348	32,441	391,559
Interest expense	(26,317)	-	(4)	(26,321)
Depreciation and amortization	890,583	24,561	125,310	1,040,454
Income tax expense (benefit)	874,067	(144,616)	268,884	998,335
Segment profit (loss)	2,975,893	(178,086)	(291,875)	2,505,932
Segment assets	27,682,775	458,343	4,725,387	32,866,505
Expenditures for segment assets	1,355,088	6,341	753,427	2,114,856

2008

Revenues and sales	$8,322,715	$651,163	$713,359	$9,687,237
Interest income	407,154	16,962	18,873	442,989
Interest expense	(77,354)	-	-	(77,354)
Depreciation and amortization	802,801	35,478	141,199	979,478
Income tax expense (benefit)	866,403	(174,132)	138,028	830,299
Segment profit (loss)	2,453,973	(193,502)	(331,915)	1,928,556
Segment assets	24,845,441	536,311	3,846,155	29,227,907
Expenditures for segment assets	3,021,452	(75,806)	(181,897)	2,763,749

NOTE 10.	NET INCOME PER COMMON SHARE

Net income per common share for 2009 and 2008 was computed by dividing the weighted average number of shares of common stock outstanding into the net income.  The weighted average number of shares of common stock outstanding for the years ended December 31, 2009 and 2008 were 30,851 and 30,859, respectively.

NOTE 11.	STOCK VALUE ADJUSTMENT

During April 2009, the board of directors authorized a $38 increase in the stated value of each share of common stock from $509 to $547.  There were 30,851 shares outstanding at the time of the value adjustment, which reduced retained earnings by $1,172,338.

During March 2008, the board of directors authorized a $52 increase in the stated value of each share of common stock from $457 to $509.  There were 30,851 shares outstanding at the time of the value adjustment, which reduced retained earnings by $1,604,252.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 12.	STOCK RESTRICTIONS

The Company’s Articles of Restatement became effective on March 29, 2007.  One of the changes originating with the Articles of Restatement was the addition of a second class of common stock.  The Company is authorized to issue 10,000,000 shares, comprised of the following two classes:  (i) 5,000,000 shares of Class A Common Stock, no par value; and (ii) 5,000,000 shares of Class B Common Stock, no par value.

The Class A Common Stock is comprised of the following three series:

(i)	Series 1 – these shares represent Class A shares issued after March 29, 2007. These shares have voting rights of one vote per shareholder, regardless of the number of Class A shares held.
(ii)
Series 2 – these shares were issued and outstanding immediately prior to the March 29, 2007 effective date and with respect to which the holders of such shares had one vote per shareholder, regardless of the number of Class A shares held.  The shares had previously been shares of the former Class A stock of the Corporation that were issued and outstanding on February 28, 1995.

(iii)
Series 3 – these shares were issued and outstanding immediately prior to the March 29, 2007 effective date and with respect to which the holders of such shares had one vote for each such share.  The shares had previously been shares of the former Class A stock of the Corporation that were issued and outstanding on February 28, 1995.  These shares have voting rights of one vote per share.

The Class B Common Stock represent non-voting shares issued after March 29, 2007.

Restrictions on the stock include the following:

•
Individuals purchasing Class A, Series 1 stock must be living within the Breda and Lidderdale service areas of the Company and subscribe to its telephone services.  Individuals or entities can purchase Class B, non-voting stock without service area or service participation restrictions.

•
Shareholders are individually limited to ownership of not more than one percent of the joint outstanding Class A and Class B stock unless ownership was prior to the Articles of Restatement.  There may be two stockholders per household and their joint ownership may not exceed two percent of the joint outstanding Class A and Class B stock.

•	Shareholders shall not sell any shares of stock owned unless the Company has been given first right of refusal.
•	Stock transfers require consent of the board of directors.
•	The Company may adopt bylaws, which may further restrict the transfer or ownership of capital stock of the Company.

NOTE 13.	EMPLOYEE BENEFITS

The Company has a defined benefit pension plan covering most employees.  The multi employer retirement program is with the National Telephone Cooperative Association (NTCA) and has been approved by the Internal Revenue Service.  Pension costs expensed and capitalized for 2009 and 2008 were $133,248 and $128,624, respectively.  The Company makes annual contributions to the plan equal to amounts accrued for pension expense.

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 14.	ASSET RETIREMENT OBLIGATION

Generally accepted accounting principles require entities to record the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred.  When the liability is initially recorded, the entity capitalizes the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset.  Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset.

The Company has determined it does not have a material legal obligation to remove long-term assets and accordingly, there have been no liabilities recorded for the years ended December 31, 2009 and 2008.

NOTE 15.	RELATED PARTY TRANSACTIONS

The Company receives commission revenue from RSA #9, Ltd. Partnership (RSA #9) based on cellular service activation and retention.  The Company has a 16.7% ownership interest in RSA #9.  Commissions received by the Company for the years ended December 31, 2009 and 2008 were approximately $1,269,259 and $1,281,000, respectively.  At December 31, 2009 and 2008, $136,131 and $172,796 were due from RSA #9 for commissions.

NOTE 16.	CONCENTRATIONS OF CREDIT RISK

The Company grants credit to local service customers, all of whom are located in the service area, broadcast customers, Internet customers and telecommunications intrastate and interstate long distance carriers.

The Company received 52% of its 2009 revenues from access revenues and assistance provided by the Federal Universal Service Fund.  As a result of the Telecommunications Act of 1996, the manner in which access revenues and Universal Service Funds are determined is currently being modified by regulatory bodies.

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, along with both temporary and long-term investments.  The Company places its cash, cash equivalents and investments in several financial institutions which limits the amount of credit exposure in any one financial institution.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

The Company routes conference bridging minutes of use through its switch in Carroll, Iowa.  The Company generates revenues from this service based on tariffed rates per minutes of use, which is charged to interexchange carriers.  In April 2007 certain interexchange carriers began disputing the charges and the volume of minutes on which the charges were billed, and stopped payment until the dispute could be settled.  The Company has reached agreements with two of its major carriers and the Company is currently corresponding with the remaining interexchange carriers regarding the payment of the unpaid access charges.  The Company’s estimated unpaid access charges resulting from conference bridge services as of December 31, 2009 is $1,346,320.  The Company has accrued additional accounts payable for related costs associated with the conference bridge minutes of $1,295,378 as of December 31, 2009.

NOTE 17.	NONCASH INVESTING ACTIVITIES

Noncash investing activities included $321,594 during the year ended December 31, 2009 relating to plant and equipment additions placed in service during 2009, which are reflected in accounts payable at year-end.

Item 9.	Changes In and Disagreements With Accountants on Accounting and Financial Disclosure.

Breda has not had any change in its accountants or any disagreements with its accountants which are required to be disclosed under this Item.
Item 9A(T).	Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

The principal executive officer and the principal financial officer of Breda have evaluated the effectiveness of Breda's disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934) as of the end of the period covered by this annual report, and they have concluded that the disclosure controls and procedures have been effective for the purposes for which they are intended.  Breda believes that a control system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the control system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

Management's Annual Report on Internal Control Over Financial Reporting

The management of Breda is responsible for establishing and maintaining adequate internal control over financial reporting for Breda.  Breda's internal control system was designed to, in general, provide reasonable assurance to Breda's management and board of directors regarding the preparation and fair presentation of published financial statements, but because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Breda's management assessed the effectiveness of Breda's internal control over financial reporting as of December 31, 2009.  The COSO Framework (the Integrated Framework from the Committee of Sponsoring Organizations of the Treadway Commission) and ITGI’s (IT Governance Institute) Control Framework were used as a basis for comparison as controls were identified, adopted and tested.  Based on that assessment, Breda's management has determined that as of December 31, 2009, Breda's internal control over financial reporting was effective based on those criteria.

This annual report does not include an attestation report of Breda's registered public accounting firm regarding internal control over financial reporting.  Management's report was not subject to attestation by Breda's registered public accounting firm pursuant to temporary rules of the  Securities and Exchange Commission that permit Breda to provide only management's report in this annual report.

Changes in Internal Control Over Financial Reporting

No change in Breda's system of internal control over financial reporting occurred during the period of October 1, 2009 through December 31, 2009 that has materially affected, or is reasonably likely to materially affect, Breda's internal control over financial reporting.

Item 9B.	Other Information.

Breda did not have any information which was required to be disclosed in a report on Form 8-K during the period of October 1, 2009 through December 31, 2009 which was not reported on Form 8-K.

PART III

Item 10.	Directors, Executive Officers and Corporate Governance.

Directors and Officers

The directors and executive officers of Breda as of the date of this annual report were as follows:

Name	Age	Position(s)

Charles Thatcher	58	President and Director

Daniel Nieland	53	Vice President andDirector

Rick Anthofer	53	Treasurer and Director

Neil Kanne	63	Secretary and Director

Clifford Neumayer	61	Director

Dean Schettler	57	Director

Dr. Daniel McDermott	56	Director

Charles (Chuck) Thatcher has been a director of Breda since May, 2001.  His current term as a director of Breda will end at the annual shareholders meeting which will be held in 2010.  He has also served as a director of each of Breda's subsidiaries since May, 2001.  Mr. Thatcher has been the President of Breda and of each of Breda's subsidiaries since June 14, 2005.  Mr. Thatcher has been an owner of Midwest Wholesale Building Products in Carroll, Iowa for over 20 years.  Midwest Wholesale Building Products is a wholesaler/retailer of lumber, building products and materials.

Daniel Nieland has been a director of Breda since May 17, 2005, and his current term as a director will end at the annual shareholders meeting which will be held in 2011.  Mr. Nieland has also served as a director of each of Breda's subsidiaries since May, 2005.  Mr. Nieland has been the vice president of Breda and each of Breda's subsidiaries since June 10, 2008.  Mr. Nieland has been self-employed as a farmer since 1978.  He has served as a board member of Mt. Carmel Mutual Insurance Association in Breda, Iowa since approximately 1988.  Mr. Nieland has served as a Carroll County Supervisor since January 2007.

Rick Anthofer has been a director of Breda since August, 2003.  His current term as a director will end at the annual meeting of the shareholders which is held in 2012.  He has also served as a director of each of Breda's subsidiaries since August, 2003.  Mr. Anthofer has served as the Treasurer of Breda and each of Breda's subsidiaries since June 14, 2005.  Mr. Anthofer has been the vice president of Breda Savings Bank, in Breda, Iowa, since approximately September 15, 1999.  He was an agricultural and commercial loan officer and an assistant vice president at Carroll County State Bank in Carroll, Iowa, for approximately 13 years prior to that time.  Mr. Anthofer was a  member of the Breda, Iowa City Council from 1988 through 2009.

Neil Kanne has been a director of Breda since May, 2004, and his term as a director will end at the annual shareholders meeting which will be held in 2010.  He has also served as a director of each of Breda's subsidiaries since May, 2004.  Mr. Kanne has been the Secretary of Breda and of each of Breda's subsidiaries since October 30, 2006.  Mr. Kanne has been self-employed as a farmer since 1970

Clifford Neumayer has been a director of Breda since October 25, 2006, and his current term as a director will end at the annual shareholders meeting which will be held in 2012.  Mr. Neumayer has also served as a director of each of Breda's subsidiaries since October 2006.  Mr. Neumayer was also a director of Breda and each of Breda's subsidiaries from April, 1996 until May 17, 2005.  He was the vice president of Breda and each of Breda's subsidiaries from May 7, 1996 through June 9, 2003, and the president of Breda and each of its subsidiaries from June 9, 2003 until June 14, 2005.  Mr. Neumayer has been self-employed as a farmer since 1970.

Dean Schettler has been a director of Breda since May 22, 2008, and his current term as a director will end at the annual meeting of the shareholders which is held in 2011.  Mr. Schettler has also served as a director of each of Breda's subsidiaries since May, 2008.  Mr. Schettler was a director of Breda and each of Breda's subsidiaries from April, 1997 until October 25, 2006.  He was the President of Breda and each of Breda's subsidiaries from May 11, 1998 through June 9, 2003, and he was the Vice President of Breda and each of Breda's subsidiaries from June 9, 2003 until June 14, 2005.  Mr. Schettler was employed by Pella Corporation in Pella, Iowa from August, 1986 until April 27, 2007.  He was a moulder technician until August 1997, and he was a production coordinator from that time until April, 2007.  Pella Corporation is a window and door manufacturer.  He has been the owner and president of Keystone Petroleum Products, LLC, d/b/a Sheppy's Short Stop in Breda, Iowa since April 27, 2007.

Dr. Daniel McDermott has been a director of Breda since May 21, 2009, and his current term as a director will end at the annual meeting of the shareholders which is held in 2012.  Mr. McDermott has also served as a director of each of Breda's subsidiaries since May 21, 2009.  Mr. McDermott has been a veterinarian since 1981, and he is a former owner of Breda Lakeview Vet Services.

Number and Term of Director; Officers

The Board of Directors of Breda consists of seven members.  Each director is elected to a three year term and until his or her successor is elected, or until his or her death, resignation or removal.  The terms of office of the directors are staggered, so that three of the directors' terms expire in one year, two expire the next year, and two expire the following year.

Each director must be a Class A Common Stock shareholder, and a director will automatically cease to be a director if he or she ceases to hold any shares of the Class A Common Stock.  Each director must also be at least 18 years old.  No individual may serve more than three consecutive terms as a director, and if an individual has served for three consecutive terms as a director, that individual must be off the Board for at least one year before the individual can again be elected as a director.

The executive officers of Breda are elected annually by the Board of Directors at its annual organizational meeting, and hold office until the next annual organizational meeting of the Board of Directors and until their respective successors are chosen or until their death, resignation or removal.  The annual organizational meeting of the Board of Directors is the first regularly scheduled meeting of the Board of Directors which is held after the annual shareholders meeting.  Each officer, other than the chief executive officer, the chief operations officer and the chief financial officer, must also be a director of Breda.

Significant Employees
Breda had three employees who made a significant contribution to Breda's business in 2009, and those employees are the following:

Name	Age	Position(s)

Steve Frickenstein	58	Chief Executive Officer (until June 30, 2009)

Charles Deisbeck	43	Chief Operations Officer (until June 30, 2009) Chief Executive Officer (commencing July 1, 2009)

Jane Morlok	56	Chief Financial Officer

Kevin Batcher	42	Chief Operating Officer (commencing July 1, 2009)

Mr. Frickenstein was the chief executive officer of Breda from July 1, 2006 until June 30, 2009, at which time Mr. Frickenstein retired and ceased to serve as Breda's chief executive officer.  Mr. Frickenstein served as a general manager of construction support for AT&T from May 1, 2000 through July 22, 2005.  He provided various consulting services to Breda during the period of January, 2006 to June, 2006.  Mr. Frickenstein had 36 years of experience in the telecommunications industry, and he began his career as a lineman for Illinois Bell.  He also had assignments in Europe and with Bell Labs in New Jersey.

Mr. Deisbeck served as the chief operations officer of Breda from July 1, 2006 until July 1, 2009, at which time Mr. Deisbeck became the chief executive officer of Breda, filling the vacancy in that position that was created by Mr. Frickenstein's retirement.  Mr. Deisbeck was an operations manager at Choice One Communications in Milwaukee, Wisconsin, from September, 2000, to October, 2002.  He served as the operations manager at Red River Telephone Company in Abercrombie, North Dakota, from October, 2002, until June 30, 2006.  He has held various plant operations positions in the telecommunications industry since 1988.

Ms. Morlok was the chief financial officer and co-chief executive officer of Breda from March 20, 1998 to July 1, 2006.  She also served as Breda's interim chief executive officer from April 11, 2006 until July 1, 2006.  Her title since July, 2006 has been chief financial officer.

Mr. Batcher became the chief operations officer of Breda on July 1, 2009, filling the vacancy in that position that was created when Charles Deisbeck became the chief executive officer of Breda.  Mr. Batcher was the Director of Operations at One Communications, formerly Choice One Communications, in Milwaukee, Wisconsin, from 2004 until May 31, 2009.  From 1999 to 2002, he was a Lead Field Services Technician for Choice One Communications, before becoming its Operations Manager from 2002 to 2004.  Mr. Batcher has held various data and informational technology management positions since 1998.

Audit Committee and Audit Committee Financial Expert

Breda does not have a separately-designated standing audit committee, and Breda's entire board of directors performs any functions that would otherwise be performed by an audit committee.

Breda's board of directors has determined that Breda does not have an audit committee financial expert, as that term is defined in the applicable regulations of the Securities and Exchange Commission, serving on its board of directors.  There are various factors which may contribute to the fact that Breda does not have an audit committee financial expert serving on its board of directors.  For example, although Breda is subject to the reporting requirements of the Securities Exchange Act of 1934, it is a relatively small company, and its corporate offices are located in a small, rural community in Iowa, both of which facts limit its ability to identify and to attract an audit committee financial expert.  Also, under Breda's governing documents, an individual can only be a director of Breda if the individual holds shares of the Class A common stock of Breda, and there are restrictions on who can hold shares of the Class A common stock of Breda.  There is therefore a limited pool of individuals who are even eligible to be considered for a director position with Breda.  There are also limitations on the number of shares which can be held by any shareholder.  For example, no shareholder may own more than 2% of the total issued and outstanding common stock of Breda.  In addition, each shareholder is generally entitled to only one vote on each matter submitted to the shareholders, regardless of the number of shares held by the shareholder.  Those restrictions may limit the number of individuals who desire to be a shareholder in Breda.  Further, all nominees for election as a director of Breda are nominated by the shareholders, and the shareholders may not take into consideration some of the particular issues that are raised or attempted to be addressed by the Securities Exchange Act of 1934 and its implementing regulations.  Breda's board of directors believes that all of these factors make it unlikely that Breda will have an audit committee financial expert serving on its board of directors in future years.

Procedures for Recommending Nominees to Breda's Board of Directors

There were no material changes in 2009 to the procedures by which the shareholders of Breda may recommend nominees for election as a director of Breda.

Code of Ethics

Breda has adopted a code of ethics that applies to Breda's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of the code of ethics is filed as an exhibit to this annual report.

Item 11.	Executive Compensation.

The information required by this Item is incorporated by reference from the "Compensation Of Executive Officers And Directors" section in Breda's definitive proxy statement to be filed by Breda with respect to the annual meeting of the shareholders of Breda which will be held in 2010, which definitive proxy statement shall be filed within one hundred and twenty days after the end of the fiscal year covered by this annual report.

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth certain information regarding the beneficial ownership of Breda's common stock as of March 1, 2010 by the directors and executive officers of Breda.  Breda had 30,851 outstanding shares of common stock on March 1, 2010.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership1	Percent of Class

Series 1 and Series 2 Class A Common Stock	Charles Thatcher, Director and President	422.136%

Series 2 Class A Common Stock	Daniel Nieland, Director and Vice President	2.006%

Series 2 Class A Common Stock	Rick Anthofer, Director and Treasurer	53.172%

Series 2 Class A Common Stock	Neil Kanne, Director and Secretary	43.013%

Series 3 Class A Common Stock	Dean Schettler, Director	2.006%

Series 1 and Series 2 Class A Common Stock	Clifford Neumayer, Director	1864	.603%

Series 3 Class A Common Stock	Dr. Daniel McDermott, Director	1195	.386%

	All directors and officers as a group (7 persons)	408	1.32%

1	Unless otherwise indicated by a footnote, all of the shares are directly owned by the listed individual and are not pledged as security by the listed individual.
2	Sixteen of these shares are held by Mr. Thatcher's spouse. Twenty five shares are shares of the Series 1 Class A Common Stock. All of the other shares are Series 2 Class A Common Stock.
3	Two of these shares are held by Mr. Kanne's spouse.
4	Five of these shares are held by Mr. Neumayer's spouse and are shares of Series 1 Class A Common Stock.
5	Fifty of these shares are held by Mr. McDermott's spouse.

Charles Deisbeck, Kevin Batcher, and Jane Morlok are employed as, respectively, Breda's chief executive officer, chief operations officer and chief financial officer.  None of them own any shares of Breda's common stock.  Steve Frickenstein was the chief executive officer during part of 2009.  Mr. Frickenstein does not own any shares of Breda's common stock.

To Breda's knowledge, as of March 1, 2010:

•
No person or group was the beneficial owner of more than 5% of Breda's outstanding common stock, and no person or group held more than 5% of Breda's outstanding common stock pursuant to any voting trust or similar agreement; and

•	There were no arrangements, including any pledge of common stock by any person, the operation of which may at a subsequent date result in a change in control of Breda.

As of the date of this annual report, Breda did not have any compensation plans, including any individual compensation arrangements, under which shares of the common stock of Breda are authorized for issuance.

Item 13.	Certain Relationships and Related Transactions and Director Independence.

Transactions With Related Persons

There were no transactions since the beginning of Breda's fiscal years ended December 31, 2008 or December 31, 2009, and there are no currently proposed transactions, in which Breda was or is to be a participant and where the amount involved exceeds the lesser of $120,000 or one percent of the average of Breda's total assets at the years ended December 31, 2008 and December 31, 2009, and in which any of the following types of persons had, or will have, a direct or indirect material interest:

•	any director or executive officer of Breda;

•	any person who is known by Breda to own of record or beneficially more than 5% of Breda's outstanding shares of common stock; or

•	any immediate family member of any of the foregoing persons.

The directors of Breda are Charles Thatcher, Rick Anthofer, Neil Kanne, Clifford Neumayer, Dean Schettler, Daniel Nieland and Dr. Daniel McDermott.  Each of the directors meets the standards of independence under the Governance Guidelines and applicable NASDAQ Stock Market listing standards, including that each director is free of any relationship that would interfere with his individual exercise of independent judgment.

Any potential or actual transactions with related persons would be reviewed by the CFO.  Any actual invoices would be brought to the Board of Directors at their regulary-scheduled monthly board meeting for approval before payment of any related party transaction.  As noted previously, there were no related party transactions that Breda is aware of for the fiscal years ended December 31, 2008 or December 31, 2009.

Item 14.	Principal Accounting Fees and Services.

The following paragraphs describe the aggregate fees that were billed to Breda by Kiesling Associates, LLP for the fiscal years ended December 31, 2008 and December 31, 2009.

Audit Fees.

Breda was billed $33,519 and $49,650 for, respectively, the fiscal years ended December 31, 2008 and December 31, 2009 for the audit of Breda's annual financial statements and review of the financial statements included in Breda's quarterly reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those two fiscal years.

Audit Related Fees.

Breda was billed $11,921 and $8,821 for, respectively, the fiscal years ended December 31, 2008 and December 31, 2009 for assurance and related services that were reasonably related to the performance of the audit or review of Breda's financial statements and which are not reported under "Audit Fees" above.  The nature of those services was compliance, assurance and review work in connection with SEC filings.

Tax Fees.

Breda was billed $4,900 and $4,900 for, respectively, the fiscal years ended December 31, 2008 and December 31, 2009 for tax compliance, tax advice and tax planning services.  The nature of those services was tax return and estimated tax preparation work.

All Other Fees.

Breda was billed $2,900 and $3,600 for, respectively, the fiscal years ended December 31, 2008 and December 31, 2009 for products and services which are not described under "Audit Fees", "Audit Related Fees" and "Tax Fees" above.   The nature of those products and services was consulting on industry related issues.

Each specific, one-time engagement of Kiesling Associates, LLP is approved by the board of directors of Breda.  The board of directors pre-approves on a quarterly basis a budget for the provision of services, such as industry consulting, accounting seminars or tariff consulting, by non-audit personnel of Kiesling Associates, LLP.

PART IV

Item 15.	Exhibits and Financial Statement Schedules.

(a)	Financial Statements and Schedules

The financial statements are set forth under Item 8 of this annual report.  Financial statement schedules have been omitted because they are not required or are not applicable, or the information is otherwise included in this annual report.

(b)	Exhibits

The following exhibits are filed as part of this annual report.  Exhibits previously filed are incorporated by reference, as noted.

Incorporated by Reference
Exhibit			Filed Herewith;		Period		Filing
Number	Exhibit Description		Page Number	Form	Ending	Exhibit	Date

3.1	Articles of Restatement			10-QSB	3/31/07	3.1	5/14/07

3.2	Second Amended and Restated Bylaws			8-K		3.2	4/4/07

10.1	Employment Agreement dated August 11, 2009 with Jane Morlok		E-1

10.3	Employment Agreement dated August 11, 2009 with Charles Deisback		E-5

10.4	Employment Agreement dated August 11, 2009 with Kevin Batcher		E-9

14	Code of Conduct			10-K	12/31/08	14	3/31/09

14.1	Supplemental Code of Conduct and Ethics for the CEO and Senior Officers			8-K		14.1	8/14/09

21	Subsidiaries of the Registrant			10-KSB	12/31/03	21	3/26/04

31	Rule 13a-14(a) Certifications

	31.1	Certification of Chief Executive Officer	E-13

	31.2	Certification of Chief Financial Officer	E-15

32	Section 1350 Certifications

	32.1	Certification of Chief Executive Officer	E-17

	32.2	Certification of Chief Financial Officer	E-18

Exhibits 10.1, 10.3 and 10.4 are management contracts or compensatory plans or arrangements which are required to be filed as an exhibit pursuant to Item 15(b) of Form 10-K.

[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BREDA TELEPHONE CORP.

Date: March 30, 2010	By:	/s/	Charles Deisbeck
Charles Deisbeck, Chief Executive Officer

	By:	/s/	Jane Morlok
Jane Morlok, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel Nieland	By:	/s/ Neil Kanne
	Daniel Nieland, Vice President and Director		Neil Kanne, Secretary and Director
	Date: March 30, 2010		Date: March 30, 2010

By:	/s/ Rick Anthofer	By:	/s/ Daniel McDermott
	Rick Anthofer, Treasurer and Director		Daniel McDermott, Director
	Date: March 30, 2010		Date: March 30, 2010

By:	/s/ Clifford Neumayer	By:	/s/ Dean Schettler
	Clifford Neumayer, Director		Dean Schettler, Director
	Date: March 30, 2010		Date: March 30, 2010

By:	/s/ Charles Thatcher	By:	/s/ Jane Morlok
	Charles Thatcher, President and Director		Jane Morlok, Chief Financial Officer
	Date: March 30, 2010		Date: March 30, 2010

By:	/s/ Kevin Batcher	By:	/s/ Charles Deisbeck
	Kevin Batcher, Chief Operations Officer		Charles Deisbeck, Chief Executive Officer
	Date: March 30, 2010		Date: March 30, 2010

EXHIBIT INDEX
Exhibits to Form 10-K of Breda Telephone Corp.
for the Fiscal Year Ended December 31, 2009

Description of Exhibit.

10.1	Employment Agreement dated August 11, 2009 with Jane Morlok		E-1

10.3	Employment Agreement dated August 11, 2009 with Charles Deisbeck		E-5

10.4	Employment Agreement dated August 11, 2009 with Kevin Batcher		E-9

31.	Rule 13a-14(a)/15d-14(a) Certifications

	31.1	Rule 13(a)-14(a) Certification of Chief Executive Officer	E-13

	31.2	Rule 13(a)-14(a) Certification of Chief Financial Officer	E-15

32.	Section 1350 Certifications

	32.1	Section 1350 Certification of Chief Executive Officer	E-17

	32.2	Section 1350 Certification of Chief Financial Officer	E-18

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K
Amendment No. 1

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2009

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from __________ to ______________

Commission File Number: 0-26525
____________________

BREDA TELEPHONE CORP.
(Exact name of registrant as specified in its charter)
____________________

Iowa	42-0895882
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

112 East Main, P.O. Box 190, Breda, Iowa	51436
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (712) 673-2311

Securities registered pursuant to Section 12(b) of the Act:  None

Securities registered pursuant to Section 12(g) of the Act:  Common Stock, no par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☐ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.
☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes ☐ No ☒

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant was $16,692,252 as of June 30, 2009. The registrant's stock is not listed on an exchange or otherwise publicly traded, and the value of the registrant's stock for this purpose has been based upon the $547 per share redemption price of the registrant's stock as determined by its board of directors and that was in effect on June 30, 2009.  In determining this value, the registrant has assumed that all of its directors and officers, including its chief executive officer, chief operations officer and chief financial officer, are affiliates, but this assumption shall not apply to or be conclusive for any other purpose.

The number of shares outstanding of each of the registrant's classes of common stock as of March 1, 2010 was 26,032 shares of Class A and 4,819 shares of Class B.

DOCUMENTS INCORPORATED BY REFERENCE:  Portions of the registrant's definitive proxy statement to be filed with the Securities and Exchange Commission with respect to the 2010 annual meeting of the shareholders of the registrant are incorporated by reference into Item 11 of Part III of this Form 10-K.

ii

Explanatory Note

Breda Telephone Corp. (“Breda”) is filing this Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 which was originally filed with the Securities and Exchange Commission on March 31, 2010 (the “Original 10-K) to amend the Original 10-K by substituting the Report of Independent Registered Public Accounting Firm in “Item 8 Financial Statements” for the Report of Independent Registered Public Accounting Firm contained in Item 8 in the Original 10-K.

More specifically, this Amendment No. 1:

a) adds and includes the unqualified audit opinion of Kiesling Associates LLP for the year ending December 31, 2008, in place of the qualified opinion filed with the Original 10-K, and, other than the audit opinion for the year ending December 31, 2008, there were no changes to the financial statements themselves.  There is no change in the qualified audit opinion of Kiesling Associates LLP for the year ending December 31, 2009 filed with the Original 10-K.

b) restates Item 9A(T). Controls and Procedures to disclose that Breda’s disclosure controls and procedures and internal controls over financial reporting were not effective as of the end of the fiscal year December 31, 2009.  Per Rule 13a-15(e), Breda’s disclosure controls and procedures and internal controls over financial reporting were not effective since Breda was not able to obtain an unqualified audit report from Kiesling Associates LLP due to their inability to examine evidence regarding the investments and earnings in Hilbert Communications LLC, RSA 7 Limited Partnership, Iowa 8 Monona Limited Partnership, and RSA No. 9 Limited Partnership.

The original audit opinion was dated March 30, 2010.  The attached opinion is dated March 30, 2010 except for Note 4, as to which the date is May 28, 2010.  In the report dated March 30, 2010 Kiesling expressed an opinion that they were unable to examine evidence regarding the investments and earnings of Iowa 7, Iowa 8, Iowa 9, and Spiralight Networks.  As of the date of this opinion for Note 4, Kiesling was able to obtain audited financial statements for 2008 supporting the Company’s investments in Iowa 7, Iowa 8, Iowa 9, and Spiralight Networks as described in Note 4.

Except with respect to the scope of the opinion, there were no changes to the March 30, 2010 audit opinion.

1

Item 8.	Financial Statements.

Breda Telephone Corp.
And Subsidiaries
Breda, IA

Consolidated Financial Statements
For the Years
Ended December 31, 2009 and 2008

2

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Breda Telephone Corporation and Subsidiaries
Breda, Iowa

We have audited the accompanying consolidated balance sheets of Breda Telephone Corporation (an Iowa corporation) and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.  We did not audit the 2008 financial statements of Iowa RSA 7 (Iowa 7), Iowa 8 Monona Limited Partnership (Iowa 8), RSA No. 9 Limited Partnership (Iowa 9), and Spiralight Network LLC (SN), the investments in which, as discussed in Note 4 to the financial statements, are accounted for by the equity method of accounting.  The investments in Iowa 7, Iowa 8, Iowa 9 and SN were $3,161,819 as of December 31, 2008, and the equity in their net income was $1,134,097 for the year then ended.  The financial statements of Iowa 7, Iowa 8, Iowa 9, and SN were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Iowa 7, Iowa 8, Iowa 9, and SN, is based solely on the report of the other auditors.

Except as discussed in the following paragraph, we conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

We were unable to perform audit procedures for 2009 supporting the Company's investments in Hilbert Communications LLC, RSA 7 Limited Partnership, Iowa 8 Monona Limited Partnership, and RSA No. 9 Limited Partnership stated at $3,446,578 at December 31, 2009, or its equity in earnings in such partnerships of $977,537, which is included in net income for the year ended as described in Note 4 to the financial statements.

In our report dated March 30, 2010 we expressed an opinion that we were unable to examine evidence regarding the investments and earnings of RSA 7 Limited Partnership and Iowa 8 Monona Limited Partnership.  As of the date of this opinion we were able to obtain audited financial statements for 2008 supporting the Company’s investments in RSA 7 Limited Partnership and Iowa 8 Monona Limited Partnership as described in Note 4.

4

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the investment and earnings of Hilbert Communications LLC, RSA 7 Limited Partnership,  Iowa 8 Monona Limited Partnership, and RSA No. 9 Limited Partnership, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Breda Telephone Corporation and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Kiesling Associates LLP

West Des Moines, Iowa
March 30, 2010
(except for Note 4, as to which the date is May 28, 2010)

5

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED BALANCE SHEETS
December 31, 2009 and December 31, 2008

	December 31,	December 31,
	2009	2008 (Restated)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,987,960	$1,317,462
Marketable securities	490,724	604,435
Accounts receivable, net of allowances of $159,831 and $3,415,824 in 2009 and 2008, respectively	1,928,483	3,290,640
Interest receivable	62,693	81,730
Notes receivable, less impairment of $445,253 in 2008	-	73,759
Inventory, at average cost	297,678	227,731
Prepaid income taxes	1,310,951	406,451
Other	291,977	112,438
Deferred income taxes	58,862	718,595
	9,429,328	6,833,241

OTHER NONCURRENT ASSETS
Marketable securities	5,223,501	5,440,550
Investments in unconsolidated affiliates at equity	8,537,047	8,525,861
Other investments at cost	655,542	673,590
Goodwill	918,715	896,812
	15,334,805	15,536,813

PROPERTY, PLANT AND EQUIPMENT	8,102,372	6,857,853

TOTAL ASSETS	$32,866,505	$29,227,907

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$14,144	$200,507
Accounts payable	2,091,609	1,751,822
Accrued taxes	157,740	191,943
Other	136,722	124,536
	2,400,215	2,268,808

LONG-TERM DEBT, less current portion	1,548,575	750,988

OTHER NONCURRENT LIABILITIES	2,468,101	1,947,128

STOCKHOLDERS' EQUITY
Common stock, Class A - no par value, 5,000,000 shares authorized, 26,109 and 27,924 shares issued and outstanding at $547 and $509 stated values, respectively	14,281,623	14,213,316
Common stock, Class B - no par value, 5,000,000 shares authorized, 4,742 and 2,927 shares issued and outstanding at $547 and $509 stated values, respectively	2,593,874	1,489,843
Retained earnings	9,508,416	8,421,630
	26,383,913	24,124,789

MINORITY INTEREST	65,701	136,194

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$32,866,505	$29,227,907

The accompanying notes are an integral part of these consolidated financial statements.

6

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED STATEMENTS OF INCOME
For the Years Ended 2009 and 2008

	For the Years Ended
	2009	2008 (Restated)

OPERATING REVENUES	$9,069,766	$9,687,237

OPERATING EXPENSES
Cost of services	4,550,643	5,226,498
Depreciation and amortization	1,040,454	979,478
Selling, general, and administrative	2,510,292	2,367,572
	8,101,389	8,573,548

OPERATING INCOME	968,377	1,113,689

OTHER INCOME (EXPENSES)
Interest and dividend income	391,559	442,989
Gain on sale of investments	7,513	6,018
Gain or (Loss) on disposal of assets	(71,883)	15,561
Interest expense	(26,321)	(77,354)
Income from equity investments	1,827,141	1,749,349
Gain or (Loss) on impairment of note receivable	445,253	(443,013)
Other, net	(39,770)	(45,717)
	2,533,492	1,647,833

INCOME BEFORE INCOME TAXES	3,501,869	2,761,522

INCOME TAXES	998,335	830,299

NET INCOME BEFORE MINORITY INTEREST	2,503,534	1,931,223

MINORITY INTEREST	2,398	(2,668)

NET INCOME	$2,505,932	$1,928,555

NET INCOME PER COMMON SHARE	$81.23	$62.50

DIVIDENDS PER COMMON SHARE	$8.00	$8.00

The accompanying notes are an integral part of these consolidated financial statements.

7

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

	Common Stock, A and B Class		Retained Earnings	Total
	Shares	Amount

Balance at December 31, 2007	30,936	$14,137,752	$8,344,135	$22,481,887

Comprehensive income:
Net Income			1,928,555	1,928,555

Dividends paid			(246,808)	(246,808)

Common stock redeemed, net	(85)	(38,845)		(38,845)

Stated value stock adjustment		1,604,252	(1,604,252)

Balance at December 31, 2008	30,851	15,703,159	8,421,630	24,124,789

Comprehensive income:
Net Income			2,505,932	2,505,932

Dividends paid			(246,808)	(246,808)

Common stock redeemed, net				-

Stated value stock adjustment		1,172,338	(1,172,338)

Balance at December 31, 2009	30,851	$16,875,497	$9,508,416	$26,383,913

The accompanying notes are an integral part of these consolidated financial statements.

8

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2009 and 2008

	2009	2008 (Restated)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,505,932	$1,928,555
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	1,040,454	979,478
Minority interest	(2,398)	2,668
Deferred income taxes	1,180,707	29,220
Amortization of investment premium/discount - net	36,764	43,363
Equity income in unconsolidated affiliates, net of distributions received of $1,831,455 and $2,529,549 in 2009 and 2008, respectively	4,314	780,200
(Gain) or loss on disposal of property	71,883	(15,561)
(Gain) or loss on impairment of note receivable	(445,253)	445,253
Gain on sale of marketable securities	(7,513)	(6,018)
Changes in assets and liabilities:
(Increase) or decrease in assets	205,305	(2,108,704)
Increase or (decrease) in liabilities	(3,824)	703,518

Net cash provided by operating activities	$4,586,371	$2,781,972

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(2,114,856)	(2,763,749)
Proceeds from the sale of assets	79,594	18,835
Purchase of marketable securities	(598,466)	(419,433)
Purchase of equity investments	(15,500)	(1,422,000)
Purchase of other investments - at cost	(6,055)	(15,621)
Purchase of investment in a subsidiary	(68,095)	-
Proceeds from the sale of marketable securities	899,975	2,192,168
Proceeds from the sale of other investments - at cost	24,103	28,197
Proceeds from the receipt of principal on note receivable	519,011	254,384
Issuance of notes receivable	-	(39,012)
Net cash used in investing activities	$(1,280,289)	$(2,166,231)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long term debt	(953,105)	(187,710)
Proceeds from the issuance of long term debt	1,564,329	-
Common stock redeemed, net	-	(38,845)
Dividends paid	(246,808)	(246,808)
Net cash provided by (used in) financing activities	$364,416	$(473,363)

Net Increase in Cash and Cash Equivalents	$3,670,498	$142,378

Cash and Cash Equivalents at Beginning of Period	1,317,462	1,175,084

Cash and Cash Equivalents at End of Period	$4,987,960	$1,317,462

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for:
Interest	$26,321	$77,354
Income taxes	$722,128	$1,388,117

The accompanying notes are an integral part of these consolidated financial statements.

9

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Breda Telephone Corporation (herein referred to as “the Company”) is a provider of telecommunications exchange and local access services, long distance services, cable television services and Internet services in a service area located primarily in western Iowa.  The Company is also involved in retail sales of cellular equipment and service plans for cellular partnerships of which it owns interests, and sales of other telecommunications equipment.

Basis of Presentation

The accounting policies of the Company and its subsidiaries conform to accounting principles generally accepted in the United States of America.  Management uses estimates and assumptions in preparing its consolidated financial statements.  Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues, and expenses, and the disclosure of contingent revenues and expenses.  Telephone operations reflect practices appropriate to the telephone industry.  The accounting records of the telephone companies are maintained in accordance with the Uniform System of Accounts for Class A and B Telephone Companies prescribed by the Federal Communications Commission (FCC) as modified by the state regulatory authority.

The accounting records for the Company’s cable television operations are maintained in accordance with the Uniform System of Accounts for CATV Companies prescribed by the National Association of Regulatory Utility Commissioners.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its 100% owned subsidiaries, Prairie Telephone Co., Inc., Tele-Services, Ltd., and Westside Independent Telephone Company.  The financial statements of Prairie Telephone Co., Inc. include the accounts of Prairie and its 100% owned subsidiary, BTC, Inc.  All material intercompany transactions have been eliminated in consolidation.  The consolidated financial statements also include the accounts of the Company’s 66 2/3% owned subsidiary, Carroll County Wireless, L.L.C.

Cash Equivalents

All highly liquid investments with a maturity of three months or less at the time of purchase are considered cash equivalents.

Investments

Marketable debt and equity securities bought and held principally for selling in the near future are classified as trading securities and carried at fair value.  Unrealized holding gains and losses on trading securities are reported in earnings.  Marketable debt and equity securities classified as available-for-sale are carried at fair value with unrealized holding gains and losses recorded as a separate component of stockholders’ equity.

10

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments, (Continued)

Debt securities for which the Company has both the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. The Company uses the specific identification method of computing realized gains and losses.

Nonmarketable equity investments, over which the Company has significant influence or a 20% ownership, are reflected on the equity method. Other nonmarketable equity investments are stated at cost.

Inventory

Inventory includes both merchandise held for resale and material and supplies.  Merchandise held for resale is recorded at the lower of cost or market with cost determined by the average cost method.  Materials and supplies, used in the construction of the Company’s facilities to provide telecommunications services, are recorded at average cost.

Goodwill

Goodwill is deemed to have an indefinite life and is stated at the lower of cost or fair value.  The asset is subject to periodic impairment tests.

Property, Plant and Equipment

Telephone and cable television plant are capitalized at original cost including the capitalized cost of salaries and wages, materials, certain payroll taxes and employee benefits.

The Company provides for depreciation for financial reporting purposes on the straight-line method by the application of rates based on the estimated service lives of the various classes of depreciable property.  These estimates are subject to change in the near term.

Renewals and betterments of units of property are charged to telephone and cable television plant in service.  When plant is retired, its cost is removed from the asset account and charged against accumulated depreciation less any salvage realized.  No gains or losses are recognized in connection with routine retirements of depreciable property.

Repairs of other property, as well as renewals of minor items of property are included in plant specific operations expense.  A gain or loss is recognized when other property is sold or retired.

11

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Long-Lived Assets

The Company would provide for impairment losses on long-lived assets when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets’ carrying amount.  Based on current conditions, management does not believe any of its long-lived assets are impaired.

Income Taxes

Income taxes are accounted for using a liability method and provide for the tax effects of transactions reported in the consolidated financial statements including both taxes currently due and deferred.  Deferred taxes are adjusted to reflect deferred tax consequences at current enacted tax rates.  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of the Company’s deferred taxes arise from differences between the book and tax basis of plant assets, certain investments, receivables and goodwill.  The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible, when the assets and liabilities are recovered or settled.

Revenue Recognition

The Company recognizes revenues when earned regardless of the period in which they are billed.  The Company is required to provide telephone service to subscribers within its defined service territory.

Local network, Internet and cable television service revenues are recognized over the period a subscriber is connected to the network.

Network access and long distance service revenues are derived from charges for access to the Company’s local exchange network.  The interstate portion of access revenues is based on an average schedule settlement formula administered by the National Exchange Carrier Association (NECA), which is regulated by the FCC.  The intrastate portion of access revenues is billed based upon the Company’s tariff for access charges filed with the Iowa Utilities Board (IUB).  The charges developed from these tariffs are used to bill the connecting long distance provider and revenues are recognized in the period the traffic is transported based on the minutes of traffic carried.  Long distance revenues are recognized at the time a call is placed based on the minutes of traffic processed at contracted rates.

Cellular sales and commission revenues are recognized at the time of customer activation.

The Company uses the reserve method to recognize uncollectible customer accounts.

Fair Value Measurements

Recent accounting guidance for financial assets and liabilities presented at fair value defines “fair value”, establishes a framework for measuring fair value, and expands disclosures related to fair value measurements.  The guidance does not expand the use of fair value measurements in financial statements, but rather standardizes its definition and application in generally accepted accounting principles.  The guidance provides for the use of three levels of input in determining fair value measurements.  (Level 1 – quoted market prices; Level 2 – observable inputs of quoted market prices for similar or inactive items; and Level 3 – unobservable inputs.)  The company deferred until January 1, 2009 the adoption of this guidance for all non-financial assets and liabilities that are recognized or disclosed on a non-recurring basis.  This includes goodwill, intangibles and non-financial long-lived assets that are measured at fair value in impairment testing.

12

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reclassifications

Certain reclassifications have been made to the 2008 consolidated financial statements to conform with the 2009 presentation.  More specifically, with the purchase of an additional one-third interest in Carroll County Wireless, L.L.C. in January 2009, Breda owns a 66 2/3% interest in Carroll County Wireless, L.L.C as of December 31, 2009.      Prior to 2009, this investment had been accounted for using the equity method.  In order to conform with the 2009 presentation, Breda’s 33.33% interest in Carroll County Wireless at December 31, 2008 is also presented in the financial statements using the consolidation method.

The table below outlines the effect of these changes to the financial statements:

Difference
Total assets	$136,195
Total liabilities and equity	136,195

Difference
Operating revenues	$45,656
Operating expenses	41,671
Operating income	3,985
Income before income taxes	2,668

NOTE 2.	MARKETABLE SECURITIES

The amortized cost and fair value of held-to-maturity securities are:

	Unamortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2009

Held-to-Maturity:
Municipal bonds	$3,581,827	$131,229	$(5,206)	$3,707,850
Government securities	2,132,398	31,147	(15,761)	2,147,784
	$5,714,225	$162,376	$(20,967)	$5,855,634

December 31, 2008

Held-to-Maturity:
Municipal bonds	$3,641,774	$77,334	$(37,007)	$3,682,101
Government securities	2,403,211	13,958	(181,424)	2,235,745
	$6,044,985	$91,292	$(218,431)	$5,917,846

	2009	2008
Amounts classified as:
Current	$490,724	$604,435
Noncurrent	5,223,501	5,440,550
Total	$5,714,225	$6,044,985

13

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 2.	MARKETABLE SECURITIES (Continued)

The amortized cost and fair value of marketable debt securities at December 31, 2009, by contractual maturity are shown below.  Expected maturities may differ from contractual maturities because the issuers of the securities may have the right to prepay obligations without prepayment penalties.

	Unamortized Cost	Fair Value
Due in one year or less	$490,724	$502,517
Due after one year through three years	1,249,076	1,299,387
Due after three years through five years	1,116,373	1,160,268
Due after five years	2,858,052	2,893,462
	$5,714,225	$5,855,634

Management evaluates the need for recording an other than temporary impairment for these investments annually.  Based on the nature and financial information available for each individual investment, the length of time and extent of its fair value being below cost (generally less than twelve months at December 31, 2009) and the Company’s ability and intent to hold the investments for a sufficient time to allow for the recovery of the cost of the investment, an other than temporary impairment has not been recognized as of December 31, 2009.

Investments measured at fair value are valued at level one in the fair value hierarchy.

NOTE 3.	NOTE RECEIVABLE

Notes receivable consist of the following:

	December 31,	December 31,
	2009	2008

Spiralight Network, LLC - 8.5%	-	519,012
Less impairment	-	(445,253)
	-	73,759
Less current portion	-	(73,759)
	$-	$-

The Company originated a promissory note to its unconsolidated affiliate, Spiralight Network, LLC, on September 5, 2007.  The original amount of the note was $480,000 and accrued interest from September 5, 2007, at a rate of 8.5 percent per annum until payment was scheduled to be made in full on September 14, 2008.  On September 14, 2008, the due date was extended one year, and $39,012 of accrued interest from September 5, 2007 through September 14, 2008, was added to the original note, bringing the note balance to $519,012.  Interest was to continue to accrue at 8.5 percent per annum until the loan was paid in full on September 14, 2009.  The note could be prepaid.  The Company had a 35.29% ownership interest in Spiralight Network, LLC.  On December 31, 2008, the Company recorded an allowance against the note of $445,253, to offset additional losses in 2008 exceeding the Company’s equity basis in Spiralight.   The note was repaid in September 2009, and the Company reversed the allowance that was recorded in 2008.

14

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS

INVESTMENTS IN UNCONSOLIDATED AFFILIATES AT EQUITY
Investments in unconsolidated affiliates at equity include investments in partnerships, limited liability companies and joint ventures as follows:

	2009	2008

Alpine Communications, L.C.	$3,389,504	$3,085,415
West Iowa Cellular, Inc.	1,547,040	1,632,882
RSA #1, Ltd.	1,660,481	1,561,117
RSA #7, Ltd.	594,949	555,730
RSA #9, Ltd.	1,011,261	973,207
Quad County Communications	14,955	37,021
Guthrie Group, L.L.C.	25,529	31,488
Bug Tussel Wireless, L.L.C.	-	649,001
Spiralight Network, L.L.C.	-	-
Hilbert Communications, L.L.C.	293,328	-
	$8,537,047	$8,525,861

The Company has a 22.27% ownership interest in Alpine Communications, L.C. (Alpine) at December 31, 2009 and December 31, 2008.  Alpine owns and operates several wireline telephone exchanges in northeastern Iowa, and also provides Internet and cable television services in and around its wireline service territory.

The following is a summary of condensed financial information pertaining to the company described above as of December 31, 2009 and 2008 and the twelve months then ended.

	Alpine Communications, L.C.

	2009	2008

Assets	$23,955,426	$24,706,029
Liabilities	11,979,642	13,928,446
Equity	$11,975,784	$10,777,583

Revenues	$8,142,250	$7,981,757
Expenses	6,594,048	6,196,723
Net Income	$1,548,202	$1,785,034

The Company’s percentage ownership interests in partnerships providing cellular telephone services within their respective service areas at December 31, 2009 and 2008 are as follows:

West Iowa Cellular, Inc.,	25.0%
RSA #1, Ltd.	10.3%
RSA #7, Ltd.	7.1%
RSA #9, Ltd.	16.7%

15

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The following is a summary of condensed financial information pertaining to the companies described above as of December 31, 2009 and 2008 and the twelve months then ended.

2009

	West Iowa Cellular, Inc.	RSA #1	RSA #7	RSA #9

Assets	$6,670,576	$17,039,404	$11,163,461	$8,339,709
Liabilities	482,417	1,860,827	2,848,034	2,272,264
Equity	$6,188,159	$15,178,577	$8,315,427	$6,067,445

Revenues	$3,850,976	$10,800,091	$22,982,136	$15,284,205
Expenses	1,594,348	8,238,302	16,454,488	11,616,136
Net Income	$2,256,628	$2,561,789	$6,527,648	$3,668,069

2008

	West Iowa Cellular, Inc.	RSA #1	RSA #7	RSA #9

Assets	$6,942,909	$15,635,382	$10,806,436	$7,822,542
Liabilities	411,378	1,413,854	3,039,166	1,983,413
Equity	$6,531,531	$14,221,528	$7,767,270	$5,839,129

Revenues	$3,675,022	$10,374,220	$21,795,116	$13,048,641
Expenses	1,511,719	7,008,521	16,138,900	9,353,024
Net Income	$2,163,303	$3,365,699	$5,656,216	$3,695,617

16

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The Company has a 33.33% ownership interest in Quad County Communications (Quad County) at December 31, 2009 and 2008.  This entity owns and operates a fiber optic network.

The following is a summary of condensed financial information pertaining to the company described above as of December 31, 2009 and 2008 and the twelve months then ended.

	Quad County Communications

	2009	2008

Assets	$49,189	$116,125
Liabilities	4,324	5,061
Equity	$44,865	$111,064

Revenues	$24,214	$35,407
Expenses	116,030	67,330
Net Income	$(91,816)	$(31,923)

The Company has a 33.33% interest in Guthrie Group, L.L.C. at December 31, 2009 and 2008.  The Company’s percentage interest in Carroll County Wireless, L.L.C. was 66.67% at December 31, 2009 and 33.33% at December 31, 2008.  As a result of the change in ownership interest, the Company’s investment in Carroll County Wireless, L.L.C. is now accounted for using the consolidation method, beginning January 1, 2009.  Both companies have purchased the licenses to provide personal communication services (PCS); however, neither company has begun providing PCS services as of December 31, 2009.

As discussed in Note 1, with the purchase of an additional one-third interest in Carroll County Wireless, L.L.C. in January 2009, Breda owns a 66 2/3% interest in Carroll County Wireless, L.L.C as of December 31, 2009.      Prior to 2009, this investment had been accounted for using the equity method.  In order to conform with the 2009 presentation, Breda’s 33.33% interest in Carroll County Wireless at December 31, 2008 is also presented in the financial statements using the consolidation method.

17

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The following is a summary of condensed financial information pertaining to the companies described above as of December 31, 2009 and 2008 and the twelve months then ended.

2009

	Carroll County Wireless, L.L.C.	Guthrie Group, L.L.C.

Assets	$197,099	$69,587
Liabilities	-	-
Equity	$197,099	$69,587

Revenues	$33,615	$3,850
Expenses	40,808	44,217
Net Income	$(7,193)	$(40,367)

2008

	Carroll County Wireless, L.L.C.	Guthrie Group, L.L.C.

Assets	$204,291	$94,463
Liabilities	-	-
Equity	$204,291	$94,463

Revenues	$45,671	$4,814
Expenses	41,671	37,017
Net Income	$4,000	$(32,203)

18

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

Effective January 15, 2009, Prairie Telephone and all unit holders in Spiralight Network, L.L.C. and in Bug Tussel Wireless, L.L.C., in addition to all unit holders in various other telecommunications entities, executed an Exchange Agreement with Hilbert Communications, LLC., whereby Prairie Telephone and the other holders received units in Hilbert Communications, LLC in exchange for the units they owned in the various telecommunications entities.  The following companies became wholly-owned subsidiaries of Hilbert Communications pursuant to this transaction:  Bug Tussel Wireless, LLC; Spiralight Network, LLC; Intelegra, LLC; Dakota Wireless, LLC; Michigan Wireless, LLC; and JustKake Investments, LLC.  The transfers of ownership of Dakota Wireless Group, LLC and JustKake Investments ,LLC are subject to FCC approval, and which such approval had not been received as of December 31, 2009.  Therefore, Dakota Wireless Group, LLC and JustKake Investments, LLC have not exchanged their member company interests for units in Hilbert Communications and are not considered subsidiaries of Hilbert Communications as of December 31, 2009.  Prior to the transaction with Hilbert Communications, Prairie Telephone owned approximately 9.94% of the units of Bug Tussel Wireless, LLC and approximately 35.29% of the interests in Spiralight Network, LLC.  Prairie Telephone owned 6.32% of the outstanding units of Hilbert Communications, LLC as of December 31, 2009.

The Company had a 9.94% ownership interest in Bug Tussel Wireless LLC (Bug Tussel) at December 31, 2008, and January 15, 2009.  Bug Tussel has constructed a wireless network in rural Wisconsin, which provides roaming services to cellular carriers offering service in the state.

The following is a summary of condensed financial information pertaining to the company described above as of January 15, 2009 and December 31, 2008 and the 15-day period for 2009 and the twelve months then ended for 2008.

	Bug Tussel Wireless, L.L.C.

	2009	2008

Assets	$17,355,477	$17,627,571
Liabilities	12,296,277	12,955,330
Equity	$5,059,200	$4,672,241

Revenues	$316,766	$14,031,407
Expenses	618,104	14,256,407
Net Income	$(301,338)	$(225,000)

The Company had a 35.29% ownership interest in Spiralight Networks LLC (Spiralight) at December 31, 2008, and January 15, 2009.   Spiralight provides fiber optic transport services in Wisconsin, Illinois and Minnesota.

This investment is accounted for under the equity method with the Company recognizing its proportionate share of income and losses to the extent that the investment exceeds losses.  Accordingly, the recorded investment amount in Spiralight was eliminated at June 30, 2008.  At December 31, 2008, additional losses in excess of the basis totaling $484,264 were applied against the outstanding note receivable.  This note receivable was repaid in September 2009, and the allowance recorded against the receivable was reversed, as noted earlier.

19

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The following is a summary of condensed financial information pertaining to the company described above as of January 15, 2009 and December 31, 2008 and the 15-day period for 2009 and the twelve months then ended for 2008.

	Spiralight Network, L.L.C.

	2009	2008

Assets	$2,787,947	$2,100,128
Liabilities	4,704,486	3,251,268
Equity	$(1,916,539)	$(1,151,140)

Revenues	$136,469	$3,236,060
Expenses	250,049	5,886,060
Net Income	$(113,580)	$(2,650,000)

The Company had a 6.32% ownership interest in Hilbert Communications, LLC (Hilbert) at December 31, 2009.  Hilbert provides fiber optic transport services in Wisconsin, Illinois and Minnesota; provides roaming services to cellular carriers on their wireless network in Wisconsin; provides cellular services to retail customers in Wisconsin; provides wireless industry consulting services to carriers at any location; and provides all services as previously provided by the wholly-owned subsidiaries.

	Hilbert Communications, L.L.C.

	2009	2008

Assets	$32,474,471	$
Liabilities	5,468,799
Equity	$27,005,672		$-

Revenues	$15,973,227	$
Expenses	20,832,084
Net Income	$(4,858,857)		$-

Partnership investments above with less than a 20% ownership are carried at equity due to the level of influence the Company has with respect to each investment.  Investments in limited liability companies are on the equity method if ownership is more than 3-5%.

20

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

LONG-TERM INVESTMENTS AT COST
Long-term investments at cost include nonmarketable equity securities and certificates as follows:

	2009	2008

Solix, Inc.	$300,000	$300,000
Rural Telephone Finance Cooperative - certificates	164,823	171,110
Iowa Network Services - stock	78,706	78,705
NRTC Patronage Capital - certificates	20,339	32,390
Other	91,674	91,385
	$655,542	$673,590

As of December 31, 2009, the Company had $655,542 in cost method investments.  Management determined it is not practical to estimate fair value, or it was unnecessary to evaluate these investments for impairment as no identified adverse event or changes in circumstances were observed.  In accordance with generally accepted accounting principles the Company is not required to estimate fair value under these conditions.

Because of the lack of quoted market prices and the inability to estimate fair value without incurring excessive costs, management has determined it is not practical to estimate the fair value of these cost and equity method investments.  However, management believes that the carrying amount of these investments at December 31, 2009, included in other investments is not impaired.

NOTE 5.	GOODWILL

Goodwill consists of the following:

	2009	2008

Balance, beginning of year	$896,812	$896,812
Goodwill acquired	21,903	-
Goodwill impairment	-	-
Balance, end of year	$918,715	$896,812
The Company annually assesses its recorded balances of goodwill and indefinite lived intangible assets.  As a result, the Company determined no impairment needed to be recorded for the years ended December 31, 2009 and 2008.  The goodwill acquired in 2009 came from the Company’s purchase of an additional one-third interest in Carroll County Wireless, L.L.C.

21

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 6.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment includes the following:

	2009	2008

Telephone plant in service:
Land	$42,817	$43,408
Buildings	1,601,653	1,488,045
Other general support assets	2,310,370	2,433,732
Central office assets	5,356,121	5,566,624
Cable and wire facilities	6,254,357	6,025,376
Other plant and equipment	1,159,874	1,148,988
	16,725,192	16,706,173

Cable television plant in service:
Land	$1,000	$8,846
Buildings	43,313	132,673
Other plant and equipment	172,522	182,497
Towers, antennas and head end equipment	321,877	1,613,382
Cable and wire facilities	330,138	1,573,544
Franchises	5,992	30,092
	874,842	3,541,034

Total property, plant and equipment	17,600,034	20,247,207
Less accumulated depreciation	11,571,548	13,744,653
	6,028,486	6,502,554
Plant under construction	2,073,886	355,299
	$8,102,372	$6,857,853

Telephone cable and wire facilities of approximately $852,000 were fully or nearly fully depreciated in 2009.  Depreciation on depreciable property resulted in composite rates of 5.5% and 5.2% for 2009 and 2008, respectively.

22

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 7.	INCOME TAXES

Income taxes reflected in the Consolidated Statements of Income consist of the following:

	2009	2008

Federal income taxes:
Current tax expense	$(161,525)	$509,074
Deferred tax expense	823,893	55,623
State income taxes:
Current tax expense	(20,847)	292,005
Deferred tax expense	356,814	(26,403)
Total income tax expense	$998,335	$830,299

Deferred federal and state tax liabilities and assets reflected in the Consolidated Balance Sheets are summarized as follows:

	2009	2008

Deferred tax liabilities
Federal	$1,860,341	$1,645,669
State	637,491	538,397
Total deferred tax liabilities	2,497,832	2,184,066

Deferred tax assets
Federal	(62,143)	(671,364)
State	(26,450)	(284,169)
Total deferred tax assets	(88,593)	(955,533)

Net deferred tax liabilities	$2,409,239	$1,228,533

Current portion	$(58,862)	$(718,595)
Long-term portion	2,468,101	1,947,128
Net deferred tax liability	$2,409,239	$1,228,533

23

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 7.	INCOME TAXES (Continued)

The following is a reconciliation of the statutory federal income tax rate of 34% to the Company’s effective income tax rate:

	2009	2008

Statutory federal income tax rate	34.0%	34.0%
State income taxes, net of federal benefit	10.1%	10.1%
Amortization of bond premiums	4.9%	1.0%
Dividends received deduction	-8.0%	-8.0%
Tax exempt interest	-9.1%	-9.1%
Other	-3.4%	2.1%
Effective income tax rate	28.5%	30.1%

The Company files consolidated tax returns including their subsidiaries, Prairie Telephone Co., Inc., Westside Independent Telephone Company, and Tele-Services, Ltd.  BTC, Inc. is a subsidiary of Prairie Telephone Co., Inc.

NOTE 8.	LONG-TERM DEBT

Long-term debt consists of:

	2009		2008

Rural Telephone Finance Cooperative (RTFC)
7.00% (Variable Rate)		-		951,495
Rural Utilities Service (RUS)		1,562,719		-
		1,562,719		951,495
	$		$
Less current portion		14,144		200,507
		$1,548,575		$750,988

The annual requirements for principal payments on long-term debt for the next five years are as follows:

2010	$14,144
2011	59,145
2012	60,294
2013	62,958
2014	65,562
2015 and After	1,300,616

24

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 8.	LONG-TERM DEBT (Continued)

Prepayment of all remaining principal and interest on the RTFC loan was made on April 30, 2009, in addition to a prepayment fee of $4,513.01.

The Company has two lines of credit with the RTFC.  The first line of credit is for $1,500,000 and is available until November 15, 2010.  The second line of credit with the RTFC is for $500,000 and is available until November 30, 2010.  The interest rate at December 31, 2009 for both lines of credit is 4.75%.  No funds were advanced under either line of credit at December 31, 2009.

As of December 31, 2009, BTC, Inc. had outstanding $1,562,719 of long-term debt with the Rural Utilities Service.  Each advance on this pre-approved $10,000,000 rural broadband access loan carries its own interest rate for the term of the individual loan advance.  BTC, Inc. received its first loan advance in the amount of $1,000,000 on October 2, 2009, and this loan advance carries a fixed interest rate of 3.918%.  BTC, Inc.’s second loan advance in the amount of $564,329 was received on December 11, 2009, and carries a fixed interest rate of 4.315%.  The RUS advances are to be paid in monthly installments covering principal and interest beginning twelve months from the date of receipt of the first loan advance.  The principal and interest will be paid in full on all advances at April 28, 2029.  During the first twelve months after the receipt of the first loan advance, monthly payments of interest only are required.  Principal of $1,610 was paid on the first RUS loan advance as of December 31, 2009.

The security and loan agreements underlying the Rural Utilities Service notes contain certain restrictions on distributions to stockholders, investment in or loans to others, payment of management fees or issuance of any new or preferred stock.  BTC, Inc. is restricted from making any distributions, except as might be specifically authorized in writing in advance by the Rural Utilities Service note holders.  The borrower may make a distribution after 75% of the loan funds have been expended as approved if after such distribution, the Borrower’s Net Worth is equal to at least twenty percent (20%) of its Total Assets and the amount of all such distributions during the calendar year does not exceed twenty-five percent (25%) of the borrower’s net income or net margins for the prior calendar year.  BTC, Inc. is required to achieve a times interest earned ratio of not less than 2.0 beginning December 31, 2010.

NOTE 9.	OPERATING SEGMENTS INFORMATION

The Company organizes its business into three reportable segments:  local exchange carrier (LEC) services, broadcast services and Internet service provider (ISP) services.  The LEC services segment provides telephone, data services and other services to customers in local exchanges.  The broadcast services segment provides cable television services to customers in Iowa and Nebraska.  The ISP services segment provides Internet access to customers within the local exchanges and the surrounding areas.

The Company’s reportable business segments are strategic business units that offer different products and services.  Each reportable segment is managed separately primarily because of different products, services and regulatory environments.  LEC segments have been aggregated because of their similar characteristics.

25

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 9.	OPERATING SEGMENTS INFORMATION (Continued)

Each segment’s accounting policies is the same as described in the summary of significant accounting policies.

2009	Local Exchange Carrier	Broadcast	Internet Service Provider	Total

Revenues and sales	$7,917,048	$382,498	$770,220	$9,069,766
Interest income	348,770	10,348	32,441	391,559
Interest expense	(26,317)	-	(4)	(26,321)
Depreciation and amortization	890,583	24,561	125,310	1,040,454
Income tax expense (benefit)	874,067	(144,616)	268,884	998,335
Segment profit (loss)	2,976,009	(178,202)	(291,875)	2,505,932
Segment assets	27,682,775	458,343	4,725,387	32,866,505
Expenditures for segment assets	1,355,088	6,341	753,427	2,114,856

2008

Revenues and sales	$8,322,715	$651,163	$713,359	$9,687,237
Interest income	407,154	16,962	18,873	442,989
Interest expense	(77,354)	-	-	(77,354)
Depreciation and amortization	802,801	35,478	141,199	979,478
Income tax expense (benefit)	866,403	(174,132)	138,028	830,299
Segment profit (loss)	2,453,972	(193,502)	(331,915)	1,928,555
Segment assets	24,845,441	536,311	3,846,155	29,227,907
Expenditures for segment assets	3,021,452	(75,806)	(181,897)	2,763,749

NOTE 10.	NET INCOME PER COMMON SHARE

Net income per common share for 2009 and 2008 was computed by dividing the weighted average number of shares of common stock outstanding into the net income.  The weighted average number of shares of common stock outstanding for the years ended December 31, 2009 and 2008 were 30,851 and 30,859, respectively.

NOTE 11.	STOCK VALUE ADJUSTMENT

During April 2009, the board of directors authorized a $38 increase in the stated value of each share of common stock from $509 to $547.  There were 30,851 shares outstanding at the time of the value adjustment, which reduced retained earnings by $1,172,338.

During March 2008, the board of directors authorized a $52 increase in the stated value of each share of common stock from $457 to $509.  There were 30,851 shares outstanding at the time of the value adjustment, which reduced retained earnings by $1,604,252.

26

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 12.	STOCK RESTRICTIONS

The Company’s Articles of Restatement became effective on March 29, 2007.  One of the changes originating with the Articles of Restatement was the addition of a second class of common stock.  The Company is authorized to issue 10,000,000 shares, comprised of the following two classes:  (i) 5,000,000 shares of Class A Common Stock, no par value; and (ii) 5,000,000 shares of Class B Common Stock, no par value.

The Class A Common Stock is comprised of the following three series:

(i)	Series 1 – these shares represent Class A shares issued after March 29, 2007. These shares have voting rights of one vote per shareholder, regardless of the number of Class A shares held.
(ii)
Series 2 – these shares were issued and outstanding immediately prior to the March 29, 2007 effective date and with respect to which the holders of such shares had one vote per shareholder, regardless of the number of Class A shares held.  The shares had previously been shares of the former Class A stock of the Corporation that were issued and outstanding on February 28, 1995.

(iii)
Series 3 – these shares were issued and outstanding immediately prior to the March 29, 2007 effective date and with respect to which the holders of such shares had one vote for each such share.  The shares had previously been shares of the former Class A stock of the Corporation that were issued and outstanding on February 28, 1995.  These shares have voting rights of one vote per share.

The Class B Common Stock represent non-voting shares issued after March 29, 2007.

Restrictions on the stock include the following:

•
Individuals purchasing Class A, Series 1 stock must be living within the Breda and Lidderdale service areas of the Company and subscribe to its telephone services.  Individuals or entities can purchase Class B, non-voting stock without service area or service participation restrictions.

•
Shareholders are individually limited to ownership of not more than one percent of the joint outstanding Class A and Class B stock unless ownership was prior to the Articles of Restatement.  There may be two stockholders per household and their joint ownership may not exceed two percent of the joint outstanding Class A and Class B stock.

•	Shareholders shall not sell any shares of stock owned unless the Company has been given first right of refusal.
•	Stock transfers require consent of the board of directors.
•	The Company may adopt bylaws, which may further restrict the transfer or ownership of capital stock of the Company.

NOTE 13.	EMPLOYEE BENEFITS

The Company has a defined benefit pension plan covering most employees.  The multi employer retirement program is with the National Telephone Cooperative Association (NTCA) and has been approved by the Internal Revenue Service.  Pension costs expensed and capitalized for 2009 and 2008 were $133,248 and $128,624, respectively.  The Company makes annual contributions to the plan equal to amounts accrued for pension expense.

27

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 14.	ASSET RETIREMENT OBLIGATION

Generally accepted accounting principles require entities to record the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred.  When the liability is initially recorded, the entity capitalizes the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset.  Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset.

The Company has determined it does not have a material legal obligation to remove long-term assets and accordingly, there have been no liabilities recorded for the years ended December 31, 2009 and 2008.

NOTE 15.	RELATED PARTY TRANSACTIONS

The Company receives commission revenue from RSA #9, Ltd. Partnership (RSA #9) based on cellular service activation and retention.  The Company has a 16.7% ownership interest in RSA #9.  Commissions received by the Company for the years ended December 31, 2009 and 2008 were approximately $1,269,259 and $1,281,000, respectively.  At December 31, 2009 and 2008, $136,131 and $172,796 were due from RSA #9 for commissions.

NOTE 16.	CONCENTRATIONS OF CREDIT RISK

The Company grants credit to local service customers, all of whom are located in the service area, broadcast customers, Internet customers and telecommunications intrastate and interstate long distance carriers.

The Company received 52% of its 2009 revenues from access revenues and assistance provided by the Federal Universal Service Fund.  As a result of the Telecommunications Act of 1996, the manner in which access revenues and Universal Service Funds are determined is currently being modified by regulatory bodies.

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, along with both temporary and long-term investments.  The Company places its cash, cash equivalents and investments in several financial institutions which limits the amount of credit exposure in any one financial institution.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

The Company routes conference bridging minutes of use through its switch in Carroll, Iowa.  The Company generates revenues from this service based on tariffed rates per minutes of use, which is charged to interexchange carriers.  In April 2007 certain interexchange carriers began disputing the charges and the volume of minutes on which the charges were billed, and stopped payment until the dispute could be settled.  The Company has reached agreements with two of its major carriers and the Company is currently corresponding with the remaining interexchange carriers regarding the payment of the unpaid access charges.  The Company’s estimated unpaid access charges resulting from conference bridge services as of December 31, 2009 is $1,346,320.  The Company has accrued additional accounts payable for related costs associated with the conference bridge minutes of $1,295,378 as of December 31, 2009.

NOTE 17.	NONCASH INVESTING ACTIVITIES

Noncash investing activities included $321,594 during the year ended December 31, 2009 relating to plant and equipment additions placed in service during 2009, which are reflected in accounts payable at year-end.

28

Item 9A(T).	Controls and Procedures.Evaluation of Disclosure Controls and Procedures

The principal executive officer and the principal financial officer of Breda have evaluated the effectiveness of Breda's disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934) as of December 31, 2009, and they have concluded that the disclosure controls and procedures are not effective.

Management's Annual Report on Internal Control Over Financial Reporting

The management of Breda is responsible for establishing and maintaining adequate internal control over financial reporting for Breda.  Breda's internal control system was designed to, in general, provide reasonable assurance to Breda's management and board of directors regarding the preparation and fair presentation of published financial statements, but because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Breda's management assessed the effectiveness of Breda's internal control over financial reporting as of December 31, 2009.  Based on that assessment, Breda's management has determined that as of December 31, 2009, Breda's internal control over financial reporting was not effective.

This annual report does not include an attestation report of Breda's registered public accounting firm regarding internal control over financial reporting.  Management's report was not subject to attestation by Breda's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit Breda to provide only management's report in this annual report.

Changes in Internal Control Over Financial Reporting

No change in Breda's system of internal control over financial reporting occurred during the period of October 1, 2009 through December 31, 2009 that has materially affected, or is reasonably likely to materially affect, Breda's internal control over financial reporting.

29

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BREDA TELEPHONE CORP.

Date: September 10, 2010	By:	/s/ Charles Deisbeck
Charles Deisbeck, Chief Executive Officer

	By:	/s/ Jane Morlok
Jane Morlok, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel Nieland	By:	/s/ Neil Kanne
	Daniel Nieland, Vice President and Director		Neil Kanne, Secretary and Director
	Date: September 10, 2010		Date: September 10, 2010

By:	/s/ Rick Anthofer	By:	/s/ Daniel McDermott
	Rick Anthofer, Treasurer and Director		Daniel McDermott, Director
	Date: September 10, 2010		Date: September 10, 2010

By:	/s/ Clifford Neumayer	By:	/s/ Dean Schettler
	Clifford Neumayer, Director		Dean Schettler, President andDirector
	Date: September 10, 2010		Date: September 10, 2010

By:	/s/ David Grabner	By:	/s/ Jane Morlok
	David Grabner, Director		Jane Morlok, Chief Financial Officer
	Date: September 10, 2010		Date: September 10, 2010

By:	/s/ Charles Deisbeck
Charles Deisbeck, Chief Executive Officer
Date: September 10, 2010

30

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K
Amendment No. 2

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2009

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from __________ to ______________

Commission File Number: 0-26525
____________________

BREDA TELEPHONE CORP.
(Exact name of registrant as specified in its charter)

____________________

Iowa	42-0895882
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

112 East Main, P.O. Box 190, Breda, Iowa	51436
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (712) 673-2311

Securities registered pursuant to Section 12(b) of the Act:  None

Securities registered pursuant to Section 12(g) of the Act:  Common Stock, no par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes      ☐      No        ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
Yes      ☐      No        ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes      ☒      No        ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes     ☐     No     ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.        ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes      ☐      No      ☒

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant was $16,692,252 as of June 30, 2009. The registrant's stock is not listed on an exchange or otherwise publicly traded, and the value of the registrant's stock for this purpose has been based upon the $547 per share redemption price of the registrant's stock as determined by its board of directors and that was in effect on June 30, 2009.  In determining this value, the registrant has assumed that all of its directors and officers, including its chief executive officer, chief operations officer and chief financial officer, are affiliates, but this assumption shall not apply to or be conclusive for any other purpose.

The number of shares outstanding of each of the registrant's classes of common stock as of March 1, 2010 was 26,032 shares of Class A and 4,819 shares of Class B.

DOCUMENTS INCORPORATED BY REFERENCE:  Portions of the registrant's definitive proxy statement to be filed with the Securities and Exchange Commission with respect to the 2010 annual meeting of the shareholders of the registrant are incorporated by reference into Item 11 of Part III of this Form 10-K.

Explanatory Note

Breda Telephone Corp. (“Breda”) is filing this Amendment No. 2 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 which was originally filed with the Securities and Exchange Commission on March 31, 2010 (the “Original 10-K") to amend the Original 10-K by substituting the Report of Independent Registered Public Accounting Firm in “Item 8 Financial Statements” for the Report of Independent Registered Public Accounting Firm contained in Item 8 in the Original 10-K.

More specifically, this Amendment No. 2:

a)
adds and includes the now unqualified audit opinion of Kiesling Associates LLP in place of the qualified opinion filed with the Original 10-K.  Other than the unqualified audit opinion for the years ending December 31, 2008, and December 31, 2009, there were no changes to the financial statements themselves;

b)
includes the audit opinion of Deloitte & Touche LLP for Breda’s outside equity investment, RSA #7 Limited Partnership (“RSA #7”); includes the 2008 audit opinion of Schenck SC for Breda’s outside equity investment, Spiralight Network, LLC; and includes the 2009 audit opinion of Schenck SC for Hilbert Communications, LLC as described in Note 4 to Breda’s financial statements.  No opinion of either Deloitte & Touche LLP or Schenck SC was included in the Original 10-K; and

c)
includes audited financial statements for Breda’s outside equity investments, Iowa 8 Monona Limited Partnership (“RSA #8”), and Iowa RSA No. 9 Limited Partnership (“RSA #9”).  Breda’s portion of RSA #8 is represented by its investment in West Iowa Cellular, Inc. as described in Note 4 to Breda’s financial statements.  Note 4 to Breda’s financial statements reports Breda’s and its subsidiary, Westside Independent Telephone Company’s, combined 25% interest in West Iowa Cellular, Inc.  West Iowa Cellular, Inc. is the 51% owner of West Iowa Cellular of Iowa Limited Partnership, which holds a 42.43% general partner interest in RSA #8.

The original audit opinion was dated March 30, 2010.  The audit opinion included in Amendment No. 1 to the Original 10-K was dated March 30, 2010 except for Note 4, which was dated May 28, 2010.  In the report dated March 30, 2010 Kiesling expressed an opinion that they were unable to examine evidence regarding the investments and earnings of RSA #7, RSA #8, RSA #9, and Hilbert Communications.  As of the date of this opinion, Kiesling was able to obtain audited financial statements for 2008 and 2009 supporting the Company’s investments in RSA #7, RSA #8, RSA #9, and Hilbert Communications as described in Note 4.

Except with respect to the scope of the opinion, there were no changes to the March 30, 2010 audit opinion.

Item 8.	Financial Statements.

Breda Telephone Corp.
And Subsidiaries
Breda, IA

Consolidated Financial Statements
For the Years
Ended December 31, 2009 and 2008

1

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Breda Telephone Corporation and Subsidiaries
Breda, Iowa

We have audited the accompanying consolidated balance sheets of Breda Telephone Corporation (an Iowa corporation) and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.  We did not audit the 2009 financial statements of Hilbert Communications LLC (HC), Iowa RSA 7 LP (RSA #7), Iowa 8 Monona LP (RSA #8), and RSA No. 9 LP (RSA #9), or the 2008 financial statements of RSA #7, RSA #8, RSA #9, and Spiralight Network LLC (SN), the investments in which, as discussed in Note 4 to the financial statements, are accounted for by the equity method of accounting.  The investments in HC, RSA #7, RSA #8, and RSA #9 were $3,446,578 at December 31, 2009 and the equity in their net income was $977,537 for the year then ended.  The investments in RSA #7, RSA #8, RSA #9 and SN were $3,161,819 at December 31, 2008, and the equity in their net income was $1,134,097 for the year then ended.  The financial statements of HC, RSA #7, RSA #8, RSA #9, and SN were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for HC, RSA #7, RSA #8, RSA #9, and SN, is based solely on the report of the other auditors.

Except as discussed in the following paragraph, we conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our report dated March 30, 2010 we expressed an opinion that we were unable to examine evidence regarding the 2009 investments and earnings of HC, RSA #7, RSA #8, and RSA #9.  As of the date of this opinion we were able to obtain audited financial statements for 2009 supporting the Company’s investments in HC, RSA #7, RSA #8, and RSA #9 as described in Note 4.

3

In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Breda Telephone Corporation and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Kiesling Associates LLP

West Des Moines, Iowa
March 30, 2010
(except for Note 4, as to which the date is December 31, 2010)

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of RSA 7 Limited Partnership:

We have audited the balance sheets of RSA 7 Limited Partnership (the “Partnership”) as of December 31, 2009 and 2008, and the related statements of operations, changes in partners’ capital, and cash flows for each of the two years in the period ended December 31, 2009. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits  included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

August 9, 2010

5

INDEPENDENT AUDITORS' REPORT

To the Members
Spiralight Network, LLC
Green Bay, Wisconsin

We have audited the accompanying balance sheets of Spiralight Network, LLC as of December 31, 2008 and 2007 and the related statements of operations, members' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spiralight Network, LLC as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Schenck SC

Certified Public Accountants
April 20, 2009

6

INDEPENDENT AUDITORS' REPORT

To the Members and Board of Directors
Hilbert Communications, LLC and Subsidiaries
Green Bay, Wisconsin

We have audited the accompanying consolidated balance sheet of Hilbert Communications, LLC and Subsidiaries as of December 31, 2009 and the related consolidated statements of operations and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Hilbert Communications, LLC and Subsidiaries as of December 31, 2009, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/  Schenck SC

Certified Public Accountants
March 16, 2010

7

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED BALANCE SHEETS
December 31, 2009 and December 31, 2008

	December 31,	December 31,
	2009	2008 (Restated)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,987,960	$1,317,462
Marketable securities	490,724	604,435
Accounts receivable, net of allowances of $159,831 and $3,415,824 in 2009 and 2008, respectively	1,928,483	3,290,640
Interest receivable	62,693	81,730
Notes receivable, less impairment of $445,253 in 2008	-	73,759
Inventory, at average cost	297,678	227,731
Prepaid income taxes	1,310,951	406,451
Other	291,977	112,438
Deferred income taxes	58,862	718,595
	9,429,328	6,833,241

OTHER NONCURRENT ASSETS
Marketable securities	5,223,501	5,440,550
Investments in unconsolidated affiliates at equity	8,537,047	8,525,861
Other investments at cost	655,542	673,590
Goodwill	918,715	896,812
	15,334,805	15,536,813

PROPERTY, PLANT AND EQUIPMENT	8,102,372	6,857,853

TOTAL ASSETS	$32,866,505	$29,227,907

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$14,144	$200,507
Accounts payable	2,091,609	1,751,822
Accrued taxes	157,740	191,943
Other	136,722	124,536
	2,400,215	2,268,808

LONG-TERM DEBT, less current portion	1,548,575	750,988

OTHER NONCURRENT LIABILITIES	2,468,101	1,947,128

STOCKHOLDERS' EQUITY
Common stock, Class A - no par value, 5,000,000 shares authorized, 26,109 and 27,924 shares issued and outstanding at $547 and $509 stated values, respectively	14,281,623	14,213,316
Common stock, Class B - no par value, 5,000,000 shares authorized, 4,742 and 2,927 shares issued and outstanding at $547 and $509 stated values, respectively	2,593,874	1,489,843
Retained earnings	9,508,416	8,421,630
	26,383,913	24,124,789

MINORITY INTEREST	65,701	136,194

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$32,866,505	$29,227,907

The accompanying notes are an integral part of these consolidated financial statements.

8

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED STATEMENTS OF INCOME
For the Years Ended 2009 and 2008

	For the Years Ended
	2009	2008 (Restated)

OPERATING REVENUES	$9,069,766	$9,687,237

OPERATING EXPENSES
Cost of services	4,550,643	5,226,498
Depreciation and amortization	1,040,454	979,478
Selling, general, and administrative	2,510,292	2,367,572
	8,101,389	8,573,548

OPERATING INCOME	968,377	1,113,689

OTHER INCOME (EXPENSES)
Interest and dividend income	391,559	442,989
Gain on sale of investments	7,513	6,018
Gain or (Loss) on disposal of assets	(71,883)	15,561
Interest expense	(26,321)	(77,354)
Income from equity investments	1,827,141	1,749,349
Gain or (Loss) on impairment of note receivable	445,253	(443,013)
Other, net	(39,770)	(45,717)
	2,533,492	1,647,833

INCOME BEFORE INCOME TAXES	3,501,869	2,761,522

INCOME TAXES	998,335	830,299

NET INCOME BEFORE MINORITY INTEREST	2,503,534	1,931,223

MINORITY INTEREST	2,398	(2,668)

NET INCOME	$2,505,932	$1,928,555

NET INCOME PER COMMON SHARE	$81.23	$62.50

DIVIDENDS PER COMMON SHARE	$8.00	$8.00

The accompanying notes are an integral part of these consolidated financial statements.

9

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

	Common Stock, A and B Class		Retained
	Shares	Amount	Earnings	Total

Balance at December 31, 2007	30,936	$14,137,752	$8,344,135	$22,481,887

Comprehensive income:
Net Income			1,928,555	1,928,555

Dividends paid			(246,808)	(246,808)

Common stock redeemed, net	(85)	(38,845)		(38,845)

Stated value stock adjustment		1,604,252	(1,604,252)

Balance at December 31, 2008	30,851	15,703,159	8,421,630	24,124,789

Comprehensive income:
Net Income			2,505,932	2,505,932

Dividends paid			(246,808)	(246,808)

Common stock redeemed, net				-

Stated value stock adjustment		1,172,338	(1,172,338)

Balance at December 31, 2009	30,851	$16,875,497	$9,508,416	$26,383,913

The accompanying notes are an integral part of these consolidated financial statements.

10

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2009 and 2008

	2009	2008 (Restated)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,505,932	$1,928,555
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	1,040,454	979,478
Minority interest	(2,398)	2,668
Deferred income taxes	1,180,707	29,220
Amortization of investment premium/discount - net	36,764	43,363
Equity income in unconsolidated affiliates, net of distributions received of $1,831,455 and $2,529,549 in 2009 and 2008, respectively	4,314	780,200
(Gain) or loss on disposal of property	71,883	(15,561)
(Gain) or loss on impairment of note receivable	(445,253)	445,253
Gain on sale of marketable securities	(7,513)	(6,018)
Changes in assets and liabilities:
(Increase) or decrease in assets	205,305	(2,108,704)
Increase or (decrease) in liabilities	(3,824)	703,518

Net cash provided by operating activities	$4,586,371	$2,781,972

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(2,114,856)	(2,763,749)
Proceeds from the sale of assets	79,594	18,835
Purchase of marketable securities	(598,466)	(419,433)
Purchase of equity investments	(15,500)	(1,422,000)
Purchase of other investments - at cost	(6,055)	(15,621)
Purchase of investment in a subsidiary	(68,095)	-
Proceeds from the sale of marketable securities	899,975	2,192,168
Proceeds from the sale of other investments - at cost	24,103	28,197
Proceeds from the receipt of principal on note receivable	519,011	254,384
Issuance of notes receivable	-	(39,012)
Net cash used in investing activities	$(1,280,289)	$(2,166,231)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long term debt	(953,105)	(187,710)
Proceeds from the issuance of long term debt	1,564,329	-
Common stock redeemed, net	-	(38,845)
Dividends paid	(246,808)	(246,808)
Net cash provided by (used in) financing activities	$364,416	$(473,363)

Net Increase in Cash and Cash Equivalents	$3,670,498	$142,378

Cash and Cash Equivalents at Beginning of Period	1,317,462	1,175,084

Cash and Cash Equivalents at End of Period	$4,987,960	$1,317,462

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for:
Interest	$26,321	$77,354
Income taxes	$722,128	$1,388,117

The accompanying notes are an integral part of these consolidated financial statements.

11

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Breda Telephone Corporation (herein referred to as “the Company”) is a provider of telecommunications exchange and local access services, long distance services, cable television services and Internet services in a service area located primarily in western Iowa.  The Company is also involved in retail sales of cellular equipment and service plans for cellular partnerships of which it owns interests, and sales of other telecommunications equipment.

Basis of Presentation

The accounting policies of the Company and its subsidiaries conform to accounting principles generally accepted in the United States of America.  Management uses estimates and assumptions in preparing its consolidated financial statements.  Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues, and expenses, and the disclosure of contingent revenues and expenses.  Telephone operations reflect practices appropriate to the telephone industry.  The accounting records of the telephone companies are maintained in accordance with the Uniform System of Accounts for Class A and B Telephone Companies prescribed by the Federal Communications Commission (FCC) as modified by the state regulatory authority.

The accounting records for the Company’s cable television operations are maintained in accordance with the Uniform System of Accounts for CATV Companies prescribed by the National Association of Regulatory Utility Commissioners.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its 100% owned subsidiaries, Prairie Telephone Co., Inc., Tele-Services, Ltd., and Westside Independent Telephone Company.  The financial statements of Prairie Telephone Co., Inc. include the accounts of Prairie and its 100% owned subsidiary, BTC, Inc.  All material intercompany transactions have been eliminated in consolidation.  The consolidated financial statements also include the accounts of the Company’s 66 2/3% owned subsidiary, Carroll County Wireless, L.L.C.

Cash Equivalents

All highly liquid investments with a maturity of three months or less at the time of purchase are considered cash equivalents.

Investments

Marketable debt and equity securities bought and held principally for selling in the near future are classified as trading securities and carried at fair value.  Unrealized holding gains and losses on trading securities are reported in earnings.  Marketable debt and equity securities classified as available-for-sale are carried at fair value with unrealized holding gains and losses recorded as a separate component of stockholders’ equity.

12

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments, (Continued)

Debt securities for which the Company has both the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. The Company uses the specific identification method of computing realized gains and losses.

Nonmarketable equity investments, over which the Company has significant influence or a 20% ownership, are reflected on the equity method. Other nonmarketable equity investments are stated at cost.

Inventory

Inventory includes both merchandise held for resale and material and supplies.  Merchandise held for resale is recorded at the lower of cost or market with cost determined by the average cost method.  Materials and supplies, used in the construction of the Company’s facilities to provide telecommunications services, are recorded at average cost.

Goodwill

Goodwill is deemed to have an indefinite life and is stated at the lower of cost or fair value.  The asset is subject to periodic impairment tests.

Property, Plant and Equipment

Telephone and cable television plant are capitalized at original cost including the capitalized cost of salaries and wages, materials, certain payroll taxes and employee benefits.

The Company provides for depreciation for financial reporting purposes on the straight-line method by the application of rates based on the estimated service lives of the various classes of depreciable property.  These estimates are subject to change in the near term.

Renewals and betterments of units of property are charged to telephone and cable television plant in service.  When plant is retired, its cost is removed from the asset account and charged against accumulated depreciation less any salvage realized.  No gains or losses are recognized in connection with routine retirements of depreciable property.

Repairs of other property, as well as renewals of minor items of property are included in plant specific operations expense.  A gain or loss is recognized when other property is sold or retired.

13

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Long-Lived Assets

The Company would provide for impairment losses on long-lived assets when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets’ carrying amount.  Based on current conditions, management does not believe any of its long-lived assets are impaired.

Income Taxes

Income taxes are accounted for using a liability method and provide for the tax effects of transactions reported in the consolidated financial statements including both taxes currently due and deferred.  Deferred taxes are adjusted to reflect deferred tax consequences at current enacted tax rates.  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of the Company’s deferred taxes arise from differences between the book and tax basis of plant assets, certain investments, receivables and goodwill.  The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible, when the assets and liabilities are recovered or settled.

Revenue Recognition

The Company recognizes revenues when earned regardless of the period in which they are billed.  The Company is required to provide telephone service to subscribers within its defined service territory.Local network, Internet and cable television service revenues are recognized over the period a subscriber is connected to the network.Network access and long distance service revenues are derived from charges for access to the Company’s local exchange network.  The interstate portion of access revenues is based on an average schedule settlement formula administered by the National Exchange Carrier Association (NECA), which is regulated by the FCC.  The intrastate portion of access revenues is billed based upon the Company’s tariff for access charges filed with the Iowa Utilities Board (IUB).  The charges developed from these tariffs are used to bill the connecting long distance provider and revenues are recognized in the period the traffic is transported based on the minutes of traffic carried.  Long distance revenues are recognized at the time a call is placed based on the minutes of traffic processed at contracted rates.Cellular sales and commission revenues are recognized at the time of customer activation.

The Company uses the reserve method to recognize uncollectible customer accounts.

Fair Value Measurements

Recent accounting guidance for financial assets and liabilities presented at fair value defines “fair value”, establishes a framework for measuring fair value, and expands disclosures related to fair value measurements.  The guidance does not expand the use of fair value measurements in financial statements, but rather standardizes its definition and application in generally accepted accounting principles.  The guidance provides for the use of three levels of input in determining fair value measurements.  (Level 1 – quoted market prices; Level 2 – observable inputs of quoted market prices for similar or inactive items; and Level 3 – unobservable inputs.)  The company deferred until January 1, 2009 the adoption of this guidance for all non-financial assets and liabilities that are recognized or disclosed on a non-recurring basis.  This includes goodwill, intangibles and non-financial long-lived assets that are measured at fair value in impairment testing.

14

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reclassifications

Certain reclassifications have been made to the 2008 consolidated financial statements to conform with the 2009 presentation.  More specifically, with the purchase of an additional one-third interest in Carroll County Wireless, L.L.C. in January 2009, Breda owns a 66 2/3% interest in Carroll County Wireless, L.L.C as of December 31, 2009.      Prior to 2009, this investment had been accounted for using the equity method.  In order to conform with the 2009 presentation, Breda’s 33.33% interest in Carroll County Wireless at December 31, 2008 is also presented in the financial statements using the consolidation method.

The table below outlines the effect of these changes to the financial statements:

Difference
Total assets	$136,195
Total liabilities and equity	136,195

Difference
Operating revenues	$45,656
Operating expenses	41,671
Operating income	3,985
Income before income taxes	2,668

NOTE 2.	MARKETABLE SECURITIES

The amortized cost and fair value of held-to-maturity securities are:

		Gross	Gross
	Unamortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

December 31, 2009

Held-to-Maturity:
Municipal bonds	$3,581,827	$131,229	$(5,206)	$3,707,850
Government securities	2,132,398	31,147	(15,761)	2,147,784
	$5,714,225	$162,376	$(20,967)	$5,855,634

December 31, 2008

Held-to-Maturity:
Municipal bonds	$3,641,774	$77,334	$(37,007)	$3,682,101
Government securities	2,403,211	13,958	(181,424)	2,235,745
	$6,044,985	$91,292	$(218,431)	$5,917,846

	2009	2008
Amounts classified as:
Current	$490,724	$604,435
Noncurrent	5,223,501	5,440,550
Total	$5,714,225	$6,044,985

15

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 2.	MARKETABLE SECURITIES (Continued)

The amortized cost and fair value of marketable debt securities at December 31, 2009, by contractual maturity are shown below.  Expected maturities may differ from contractual maturities because the issuers of the securities may have the right to prepay obligations without prepayment penalties.

	Unamortized
	Cost	Fair Value
Due in one year or less	$490,724	$502,517
Due after one year through three years	1,249,076	1,299,387
Due after three years through five years	1,116,373	1,160,268
Due after five years	2,858,052	2,893,462
	$5,714,225	$5,855,634

Management evaluates the need for recording an other than temporary impairment for these investments annually.  Based on the nature and financial information available for each individual investment, the length of time and extent of its fair value being below cost (generally less than twelve months at December 31, 2009) and the Company’s ability and intent to hold the investments for a sufficient time to allow for the recovery of the cost of the investment, an other than temporary impairment has not been recognized as of December 31, 2009.

Investments measured at fair value are valued at level one in the fair value hierarchy.

NOTE 3.	NOTE RECEIVABLE

Notes receivable consist of the following:

	December 31,	December 31,
	2009	2008

Spiralight Network, LLC - 8.5%	-	519,012
Less impairment	-	(445,253)
	-	73,759
Less current portion	-	(73,759)
	$-	$-

The Company originated a promissory note to its unconsolidated affiliate, Spiralight Network, LLC, on September 5, 2007.  The original amount of the note was $480,000 and accrued interest from September 5, 2007, at a rate of 8.5 percent per annum until payment was scheduled to be made in full on September 14, 2008.  On September 14, 2008, the due date was extended one year, and $39,012 of accrued interest from September 5, 2007 through September 14, 2008, was added to the original note, bringing the note balance to $519,012.  Interest was to continue to accrue at 8.5 percent per annum until the loan was paid in full on September 14, 2009.  The note could be prepaid.  The Company had a 35.29% ownership interest in Spiralight Network, LLC.  On December 31, 2008, the Company recorded an allowance against the note of $445,253, to offset additional losses in 2008 exceeding the Company’s equity basis in Spiralight.   The note was repaid in September 2009, and the Company reversed the allowance that was recorded in 2008.

16

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS

INVESTMENTS IN UNCONSOLIDATED AFFILIATES AT EQUITY

Investments in unconsolidated affiliates at equity include investments in partnerships, limited liability companies and joint ventures as follows:

	2009	2008

Alpine Communications, L.C.	$3,389,504	$3,085,415
West Iowa Cellular, Inc.	1,547,040	1,632,882
RSA #1, Ltd.	1,660,481	1,561,117
RSA #7, Ltd.	594,949	555,730
RSA #9, Ltd.	1,011,261	973,207
Quad County Communications	14,955	37,021
Guthrie Group, L.L.C.	25,529	31,488
Bug Tussel Wireless, L.L.C.	-	649,001
Spiralight Network, L.L.C.	-	-
Hilbert Communications, L.L.C.	293,328	-
	$8,537,047	$8,525,861

The Company has a 22.27% ownership interest in Alpine Communications, L.C. (Alpine) at December 31, 2009 and December 31, 2008.  Alpine owns and operates several wireline telephone exchanges in northeastern Iowa, and also provides Internet and cable television services in and around its wireline service territory.

The following is a summary of condensed financial information pertaining to the company described above as of December 31, 2009 and 2008 and the twelve months then ended.

	Alpine Communications, L.C.

	2009	2008

Assets	$23,955,426	$24,706,029
Liabilities	11,979,642	13,928,446
Equity	$11,975,784	$10,777,583

Revenues	$8,142,250	$7,981,757
Expenses	6,594,048	6,196,723
Net Income	$1,548,202	$1,785,034

The Company’s percentage ownership interests in partnerships providing cellular telephone services within their respective service areas at December 31, 2009 and 2008 are as follows:

West Iowa Cellular, Inc.,	25.0%
RSA #1, Ltd.	10.3%
RSA #7, Ltd.	7.1%
RSA #9, Ltd.	16.7%

17

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The following is a summary of condensed financial information pertaining to the companies described above as of December 31, 2009 and 2008 and the twelve months then ended.

2009
	West Iowa Cellular, Inc.	RSA #1	RSA #7	RSA #9

Assets	$6,670,576	$17,039,404	$11,163,461	$8,339,709
Liabilities	482,417	1,860,827	2,848,034	2,272,264
Equity	$6,188,159	$15,178,577	$8,315,427	$6,067,445

Revenues	$3,850,976	$10,800,091	$22,982,136	$15,284,205
Expenses	1,594,348	8,238,302	16,454,488	11,616,136
Net Income	$2,256,628	$2,561,789	$6,527,648	$3,668,069

2008
	West Iowa
	Cellular, Inc.	RSA #1	RSA #7	RSA #9

Assets	$6,942,909	$15,635,382	$10,806,436	$7,822,542
Liabilities	411,378	1,413,854	3,039,166	1,983,413
Equity	$6,531,531	$14,221,528	$7,767,270	$5,839,129

Revenues	$3,675,022	$10,374,220	$21,795,116	$13,048,641
Expenses	1,511,719	7,008,521	16,138,900	9,353,024
Net Income	$2,163,303	$3,365,699	$5,656,216	$3,695,617

18

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The Company has a 33.33% ownership interest in Quad County Communications (Quad County) at December 31, 2009 and 2008.  This entity owns and operates a fiber optic network.

The following is a summary of condensed financial information pertaining to the company described above as of December 31, 2009 and 2008 and the twelve months then ended.

	Quad County Communications

	2009	2008

Assets	$49,189	$116,125
Liabilities	4,324	5,061
Equity	$44,865	$111,064

Revenues	$24,214	$35,407
Expenses	116,030	67,330
Net Income	$(91,816)	$(31,923)

The Company has a 33.33% interest in Guthrie Group, L.L.C. at December 31, 2009 and 2008.  The Company’s percentage interest in Carroll County Wireless, L.L.C. was 66.67% at December 31, 2009 and 33.33% at December 31, 2008.  As a result of the change in ownership interest, the Company’s investment in Carroll County Wireless, L.L.C. is now accounted for using the consolidation method, beginning January 1, 2009.  Both companies have purchased the licenses to provide personal communication services (PCS); however, neither company has begun providing PCS services as of December 31, 2009.

As discussed in Note 1, with the purchase of an additional one-third interest in Carroll County Wireless, L.L.C. in January 2009, Breda owns a 66 2/3% interest in Carroll County Wireless, L.L.C as of December 31, 2009.      Prior to 2009, this investment had been accounted for using the equity method.  In order to conform with the 2009 presentation, Breda’s 33.33% interest in Carroll County Wireless at December 31, 2008 is also presented in the financial statements using the consolidation method.

19

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The following is a summary of condensed financial information pertaining to the companies described above as of December 31, 2009 and 2008 and the twelve months then ended.

2009
	Carroll County Wireless, L.L.C.	Guthrie Group, L.L.C.

Assets	$197,099	$69,587
Liabilities	-	-
Equity	$197,099	$69,587

Revenues	$33,615	$3,850
Expenses	40,808	44,217
Net Income	$(7,193)	$(40,367)

2008
	Carroll County Wireless, L.L.C.	Guthrie Group, L.L.C.

Assets	$204,291	$94,463
Liabilities	-	-
Equity	$204,291	$94,463

Revenues	$45,671	$4,814
Expenses	41,671	37,017
Net Income	$4,000	$(32,203)

20

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

Effective January 15, 2009, Prairie Telephone and all unit holders in Spiralight Network, L.L.C. and in Bug Tussel Wireless, L.L.C., in addition to all unit holders in various other telecommunications entities, executed an Exchange Agreement with Hilbert Communications, LLC., whereby Prairie Telephone and the other holders received units in Hilbert Communications, LLC in exchange for the units they owned in the various telecommunications entities.  The following companies became wholly-owned subsidiaries of Hilbert Communications pursuant to this transaction:  Bug Tussel Wireless, LLC; Spiralight Network, LLC; Intelegra, LLC; Dakota Wireless, LLC; Michigan Wireless, LLC; and JustKake Investments, LLC.  The transfers of ownership of Dakota Wireless Group, LLC and JustKake Investments ,LLC are subject to FCC approval, and which such approval had not been received as of December 31, 2009.  Therefore, Dakota Wireless Group, LLC and JustKake Investments, LLC have not exchanged their member company interests for units in Hilbert Communications and are not considered subsidiaries of Hilbert Communications as of December 31, 2009.  Prior to the transaction with Hilbert Communications, Prairie Telephone owned approximately 9.94% of the units of Bug Tussel Wireless, LLC and approximately 35.29% of the interests in Spiralight Network, LLC.  Prairie Telephone owned 6.32% of the outstanding units of Hilbert Communications, LLC as of December 31, 2009.

The Company had a 9.94% ownership interest in Bug Tussel Wireless LLC (Bug Tussel) at December 31, 2008, and January 15, 2009.  Bug Tussel has constructed a wireless network in rural Wisconsin, which provides roaming services to cellular carriers offering service in the state.

The following is a summary of condensed financial information pertaining to the company described above as of January 15, 2009 and December 31, 2008 and the 15-day period for 2009 and the twelve months then ended for 2008.

	Bug Tussel Wireless, L.L.C.

	2009	2008

Assets	$17,355,477	$17,627,571
Liabilities	12,296,277	12,955,330
Equity	$5,059,200	$4,672,241

Revenues	$316,766	$14,031,407
Expenses	618,104	14,256,407
Net Income	$(301,338)	$(225,000)

The Company had a 35.29% ownership interest in Spiralight Networks LLC (Spiralight) at December 31, 2008, and January 15, 2009.   Spiralight provides fiber optic transport services in Wisconsin, Illinois and Minnesota.

This investment is accounted for under the equity method with the Company recognizing its proportionate share of income and losses to the extent that the investment exceeds losses.  Accordingly, the recorded investment amount in Spiralight was eliminated at June 30, 2008.  At December 31, 2008, additional losses in excess of the basis totaling $484,264 were applied against the outstanding note receivable.  This note receivable was repaid in September 2009, and the allowance recorded against the receivable was reversed, as noted earlier.

21

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

The following is a summary of condensed financial information pertaining to the company described above as of January 15, 2009 and December 31, 2008 and the 15-day period for 2009 and the twelve months then ended for 2008.

	Spiralight Network, L.L.C.

	2009	2008

Assets	$2,787,947	$2,100,128
Liabilities	4,704,486	3,251,268
Equity	$(1,916,539)	$(1,151,140)

Revenues	$136,469	$3,236,060
Expenses	250,049	5,886,060
Net Income	$(113,580)	$(2,650,000)

The Company had a 6.32% ownership interest in Hilbert Communications, LLC (Hilbert) at December 31, 2009.  Hilbert provides fiber optic transport services in Wisconsin, Illinois and Minnesota; provides roaming services to cellular carriers on their wireless network in Wisconsin; provides cellular services to retail customers in Wisconsin; provides wireless industry consulting services to carriers at any location; and provides all services as previously provided by the wholly-owned subsidiaries.

	Hilbert Communications, L.L.C.

	2009	2008

Assets	$32,474,471	$
Liabilities	5,468,799
Equity	$27,005,672		$-

Revenues	$15,973,227	$
Expenses	20,832,084
Net Income	$(4,858,857)		$-

Partnership investments above with less than a 20% ownership are carried at equity due to the level of influence the Company has with respect to each investment.  Investments in limited liability companies are on the equity method if ownership is more than 3-5%.

22

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 4.	OTHER INVESTMENTS (Continued)

LONG-TERM INVESTMENTS AT COST

Long-term investments at cost include nonmarketable equity securities and certificates as follows:

	2009	2008

Solix, Inc.	$300,000	$300,000
Rural Telephone Finance Cooperative - certificates	164,823	171,110
Iowa Network Services - stock	78,706	78,705
NRTC Patronage Capital - certificates	20,339	32,390
Other	91,674	91,385
	$655,542	$673,590

As of December 31, 2009, the Company had $655,542 in cost method investments.  Management determined it is not practical to estimate fair value, or it was unnecessary to evaluate these investments for impairment as no identified adverse event or changes in circumstances were observed.  In accordance with generally accepted accounting principles the Company is not required to estimate fair value under these conditions.

Because of the lack of quoted market prices and the inability to estimate fair value without incurring excessive costs, management has determined it is not practical to estimate the fair value of these cost and equity method investments.  However, management believes that the carrying amount of these investments at December 31, 2009, included in other investments is not impaired.

NOTE 5.	GOODWILL

Goodwill consists of the following:

	2009	2008

Balance, beginning of year	$896,812	$896,812
Goodwill acquired	21,903	-
Goodwill impairment	-	-
Balance, end of year	$918,715	$896,812

The Company annually assesses its recorded balances of goodwill and indefinite lived intangible assets.  As a result, the Company determined no impairment needed to be recorded for the years ended December 31, 2009 and 2008.  The goodwill acquired in 2009 came from the Company’s purchase of an additional one-third interest in Carroll County Wireless, L.L.C.

23

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 6.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment includes the following:

	2009	2008

Telephone plant in service:
Land	$42,817	$43,408
Buildings	1,601,653	1,488,045
Other general support assets	2,310,370	2,433,732
Central office assets	5,356,121	5,566,624
Cable and wire facilities	6,254,357	6,025,376
Other plant and equipment	1,159,874	1,148,988
	16,725,192	16,706,173

Cable television plant in service:
Land	$1,000	$8,846
Buildings	43,313	132,673
Other plant and equipment	172,522	182,497
Towers, antennas and head end equipment	321,877	1,613,382
Cable and wire facilities	330,138	1,573,544
Franchises	5,992	30,092
	874,842	3,541,034

Total property, plant and equipment	17,600,034	20,247,207
Less accumulated depreciation	11,571,548	13,744,653
	6,028,486	6,502,554
Plant under construction	2,073,886	355,299
	$8,102,372	$6,857,853

Telephone cable and wire facilities of approximately $852,000 were fully or nearly fully depreciated in 2009.  Depreciation on depreciable property resulted in composite rates of 5.5% and 5.2% for 2009 and 2008, respectively.

24

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 7.	INCOME TAXES

Income taxes reflected in the Consolidated Statements of Income consist of the following:

	2009	2008

Federal income taxes:
Current tax expense	$(161,525)	$509,074
Deferred tax expense	823,893	55,623
State income taxes:
Current tax expense	(20,847)	292,005
Deferred tax expense	356,814	(26,403)
Total income tax expense	$998,335	$830,299

Deferred federal and state tax liabilities and assets reflected in the Consolidated Balance Sheets are summarized as follows:

	2009	2008

Deferred tax liabilities
Federal	$1,860,341	$1,645,669
State	637,491	538,397
Total deferred tax liabilities	2,497,832	2,184,066

Deferred tax assets
Federal	(62,143)	(671,364)
State	(26,450)	(284,169)
Total deferred tax assets	(88,593)	(955,533)

Net deferred tax liabilities	$2,409,239	$1,228,533

Current portion	$(58,862)	$(718,595)
Long-term portion	2,468,101	1,947,128
Net deferred tax liability	$2,409,239	$1,228,533

25

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 7.	INCOME TAXES (Continued)

The following is a reconciliation of the statutory federal income tax rate of 34% to the Company’s effective income tax rate:

	2009	2008

Statutory federal income tax rate	34.0%	34.0%
State income taxes, net of federal benefit	10.1%	10.1%
Amortization of bond premiums	4.9%	1.0%
Dividends received deduction	-8.0%	-8.0%
Tax exempt interest	-9.1%	-9.1%
Other	-3.4%	2.1%
Effective income tax rate	28.5%	30.1%

The Company files consolidated tax returns including their subsidiaries, Prairie Telephone Co., Inc., Westside Independent Telephone Company, and Tele-Services, Ltd.  BTC, Inc. is a subsidiary of Prairie Telephone Co., Inc.

NOTE 8.	LONG-TERM DEBT

Long-term debt consists of:

	2009	2008

Rural Telephone Finance Cooperative (RTFC)
7.00% (Variable Rate)	-		951,495
Rural Utilities Service (RUS)	1,562,719		-
	1,562,719		951,495
		$
Less current portion	14,144		200,507
	1,548,575		$750,988

The annual requirements for principal payments on long-term debt for the next five years are as follows:

2010	$14,144
2011	59,145
2012	60,294
2013	62,958
2014	65,562
2015 and After	1,300,616

26

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 8.	LONG-TERM DEBT (Continued)

Prepayment of all remaining principal and interest on the RTFC loan was made on April 30, 2009, in addition to a prepayment fee of $4,513.01.

The Company has two lines of credit with the RTFC.  The first line of credit is for $1,500,000 and is available until November 15, 2010.  The second line of credit with the RTFC is for $500,000 and is available until November 30, 2010.  The interest rate at December 31, 2009 for both lines of credit is 4.75%.  No funds were advanced under either line of credit at December 31, 2009.

As of December 31, 2009, BTC, Inc. had outstanding $1,562,719 of long-term debt with the Rural Utilities Service.  Each advance on this pre-approved $10,000,000 rural broadband access loan carries its own interest rate for the term of the individual loan advance.  BTC, Inc. received its first loan advance in the amount of $1,000,000 on October 2, 2009, and this loan advance carries a fixed interest rate of 3.918%.  BTC, Inc.’s second loan advance in the amount of $564,329 was received on December 11, 2009, and carries a fixed interest rate of 4.315%.  The RUS advances are to be paid in monthly installments covering principal and interest beginning twelve months from the date of receipt of the first loan advance.  The principal and interest will be paid in full on all advances at April 28, 2029.  During the first twelve months after the receipt of the first loan advance, monthly payments of interest only are required.  Principal of $1,610 was paid on the first RUS loan advance as of December 31, 2009.

The security and loan agreements underlying the Rural Utilities Service notes contain certain restrictions on distributions to stockholders, investment in or loans to others, payment of management fees or issuance of any new or preferred stock.  BTC, Inc. is restricted from making any distributions, except as might be specifically authorized in writing in advance by the Rural Utilities Service note holders.  The borrower may make a distribution after 75% of the loan funds have been expended as approved if after such distribution, the Borrower’s Net Worth is equal to at least twenty percent (20%) of its Total Assets and the amount of all such distributions during the calendar year does not exceed twenty-five percent (25%) of the borrower’s net income or net margins for the prior calendar year.  BTC, Inc. is required to achieve a times interest earned ratio of not less than 2.0 beginning December 31, 2010.

NOTE 9.	OPERATING SEGMENTS INFORMATION

The Company organizes its business into three reportable segments:  local exchange carrier (LEC) services, broadcast services and Internet service provider (ISP) services.  The LEC services segment provides telephone, data services and other services to customers in local exchanges.  The broadcast services segment provides cable television services to customers in Iowa and Nebraska.  The ISP services segment provides Internet access to customers within the local exchanges and the surrounding areas.

The Company’s reportable business segments are strategic business units that offer different products and services.  Each reportable segment is managed separately primarily because of different products, services and regulatory environments.  LEC segments have been aggregated because of their similar characteristics.

27

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 9.	OPERATING SEGMENTS INFORMATION (Continued)

Each segment’s accounting policies are the same as those described in the summary of significant accounting policies.

	Local		Internet
	Exchange		Service
2009	Carrier	Broadcast	Provider	Total

Revenues and sales	$7,917,048	$382,498	$770,220	$9,069,766
Interest income	348,770	10,348	32,441	391,559
Interest expense	(26,317)	-	(4)	(26,321)
Depreciation and amortization	890,583	24,561	125,310	1,040,454
Income tax expense (benefit)	874,067	(144,616)	268,884	998,335
Segment profit (loss)	2,976,009	(178,202)	(291,875)	2,505,932
Segment assets	27,682,775	458,343	4,725,387	32,866,505
Expenditures for segment assets	1,355,088	6,341	753,427	2,114,856

2008

Revenues and sales	$8,322,715	$651,163	$713,359	$9,687,237
Interest income	407,154	16,962	18,873	442,989
Interest expense	(77,354)	-	-	(77,354)
Depreciation and amortization	802,801	35,478	141,199	979,478
Income tax expense (benefit)	866,403	(174,132)	138,028	830,299
Segment profit (loss)	2,453,972	(193,502)	(331,915)	1,928,555
Segment assets	24,845,441	536,311	3,846,155	29,227,907
Expenditures for segment assets	3,021,452	(75,806)	(181,897)	2,763,749

NOTE 10.	NET INCOME PER COMMON SHARE

Net income per common share for 2009 and 2008 was computed by dividing the weighted average number of shares of common stock outstanding into the net income.  The weighted average number of shares of common stock outstanding for the years ended December 31, 2009 and 2008 were 30,851 and 30,859, respectively.

NOTE 11.	STOCK VALUE ADJUSTMENT

During April 2009, the board of directors authorized a $38 increase in the stated value of each share of common stock from $509 to $547.  There were 30,851 shares outstanding at the time of the value adjustment, which reduced retained earnings by $1,172,338.

During March 2008, the board of directors authorized a $52 increase in the stated value of each share of common stock from $457 to $509.  There were 30,851 shares outstanding at the time of the value adjustment, which reduced retained earnings by $1,604,252.

28

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 12.	STOCK RESTRICTIONS

The Company’s Articles of Restatement became effective on March 29, 2007.  One of the changes originating with the Articles of Restatement was the addition of a second class of common stock.  The Company is authorized to issue 10,000,000 shares, comprised of the following two classes:  (i) 5,000,000 shares of Class A Common Stock, no par value; and (ii) 5,000,000 shares of Class B Common Stock, no par value.

The Class A Common Stock is comprised of the following three series:

(i)	Series 1 – these shares represent Class A shares issued after March 29, 2007. These shares have voting rights of one vote per shareholder, regardless of the number of Class A shares held.
(ii)
Series 2 – these shares were issued and outstanding immediately prior to the March 29, 2007 effective date and with respect to which the holders of such shares had one vote per shareholder, regardless of the number of Class A shares held.  The shares had previously been shares of the former Class A stock of the Corporation that were issued and outstanding on February 28, 1995.

(iii)
Series 3 – these shares were issued and outstanding immediately prior to the March 29, 2007 effective date and with respect to which the holders of such shares had one vote for each such share.  The shares had previously been shares of the former Class A stock of the Corporation that were issued and outstanding on February 28, 1995.  These shares have voting rights of one vote per share.

The Class B Common Stock represent non-voting shares issued after March 29, 2007.

Restrictions on the stock include the following:

•
Individuals purchasing Class A, Series 1 stock must be living within the Breda and Lidderdale service areas of the Company and subscribe to its telephone services.  Individuals or entities can purchase Class B, non-voting stock without service area or service participation restrictions.

•
Shareholders are individually limited to ownership of not more than one percent of the joint outstanding Class A and Class B stock unless ownership was prior to the Articles of Restatement.  There may be two stockholders per household and their joint ownership may not exceed two percent of the joint outstanding Class A and Class B stock.

•	Shareholders shall not sell any shares of stock owned unless the Company has been given first right of refusal.
•	Stock transfers require consent of the board of directors.
•	The Company may adopt bylaws, which may further restrict the transfer or ownership of capital stock of the Company.

NOTE 13.	EMPLOYEE BENEFITS

The Company has a defined benefit pension plan covering most employees.  The multi employer retirement program is with the National Telephone Cooperative Association (NTCA) and has been approved by the Internal Revenue Service.  Pension costs expensed and capitalized for 2009 and 2008 were $133,248 and $128,624, respectively.  The Company makes annual contributions to the plan equal to amounts accrued for pension expense.

29

BREDA TELEPHONE CORPORATION AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009 and 2008

NOTE 14.	ASSET RETIREMENT OBLIGATION

Generally accepted accounting principles require entities to record the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred.  When the liability is initially recorded, the entity capitalizes the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset.  Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset.

The Company has determined it does not have a material legal obligation to remove long-term assets and accordingly, there have been no liabilities recorded for the years ended December 31, 2009 and 2008.

NOTE 15.	RELATED PARTY TRANSACTIONS

The Company receives commission revenue from RSA #9, Ltd. Partnership (RSA #9) based on cellular service activation and retention.  The Company has a 16.7% ownership interest in RSA #9.  Commissions received by the Company for the years ended December 31, 2009 and 2008 were approximately $1,269,259 and $1,281,000, respectively.  At December 31, 2009 and 2008, $136,131 and $172,796 were due from RSA #9 for commissions.

NOTE 16.	CONCENTRATIONS OF CREDIT RISK

The Company grants credit to local service customers, all of whom are located in the service area, broadcast customers, Internet customers and telecommunications intrastate and interstate long distance carriers.

The Company received 52% of its 2009 revenues from access revenues and assistance provided by the Federal Universal Service Fund.  As a result of the Telecommunications Act of 1996, the manner in which access revenues and Universal Service Funds are determined is currently being modified by regulatory bodies.

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, along with both temporary and long-term investments.  The Company places its cash, cash equivalents and investments in several financial institutions which limits the amount of credit exposure in any one financial institution.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

The Company routes conference bridging minutes of use through its switch in Carroll, Iowa.  The Company generates revenues from this service based on tariffed rates per minutes of use, which is charged to interexchange carriers.  In April 2007 certain interexchange carriers began disputing the charges and the volume of minutes on which the charges were billed, and stopped payment until the dispute could be settled.  The Company has reached agreements with two of its major carriers and the Company is currently corresponding with the remaining interexchange carriers regarding the payment of the unpaid access charges.  The Company’s estimated unpaid access charges resulting from conference bridge services as of December 31, 2009 is $1,346,320.  The Company has accrued additional accounts payable for related costs associated with the conference bridge minutes of $1,295,378 as of December 31, 2009.

NOTE 17.	NONCASH INVESTING ACTIVITIES

Noncash investing activities included $321,594 during the year ended December 31, 2009 relating to plant and equipment additions placed in service during 2009, which are reflected in accounts payable at year-end.

30

Iowa 8 Monona Limited Partnership

Financial Statements
As of December 31, 2009 and 2008, and for the years ended
 December 31, 2009 and 2008, and Report of
 Independent Registered Public Accounting Firm

31

IOWA 8 MONONA LIMITED PARTNERSHIP

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

Balance Sheets	34
As of December 31, 2009 and 2008

Statements of Operations	35
For the years ended December 31, 2009 and 2008

Statements of Changes in Partners’ Capital	36
For the years ended December 31, 2009 and 2008

Statements of Cash Flows	37
For the years ended December 31, 2009 and 2008

Notes to Financial Statements	38

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of Iowa 8 Monona Limited Partnership:

We have audited the accompanying balance sheets of Iowa 8 Monona Limited Partnership (the “Partnership”) as of December 31, 2009 and 2008, and the related statements of operations, changes in partners’ capital, and cash flows for each of the two years in the period ended December 31, 2009. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits  included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

August 9, 2010

33

IOWA 8 MONONA LIMITED PARTNERSHIP

BALANCE SHEETS
DECEMBER 31, 2009 AND 2008
(Dollars in Thousands)

ASSETS	2009	2008

CURRENT ASSETS:
Accounts receivable, net of allowance of $62 and $68	$1,602	$1,645
Unbilled revenue	237	202
Due from affiliate	2,099	2,609
Prepaid expenses and other current assets	4	3

Total current assets	3,942	4,459

PROPERTY, PLANT AND EQUIPMENT—Net	6,947	5,911

TOTAL ASSETS	$10,889	$10,370

LIABILITIES AND PARTNERS’ CAPITAL

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$475	$497
Advance billings and customer deposits	596	514

Total current liabilities	1,071	1,011

LONG TERM LIABILITIES	21	20

Total liabilities	1,092	1,031

COMMITMENTS AND CONTINGENCIES (see Notes 6 and 7)

PARTNERS’ CAPITAL	9,797	9,339

TOTAL LIABILITIES AND PARTNERS' CAPITAL	$10,889	$10,370

See notes to financial statements.

34

IOWA 8 MONONA LIMITED PARTNERSHIP

STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2009 AND 2008
(Dollars in Thousands)

	2009	2008

OPERATING REVENUES
Service revenues, net	$18,656	$17,932
Equipment, net and other revenues	4,470	5,289

Total operating revenues	23,126	23,221

OPERATING COSTS AND EXPENSES:
Cost of service (excluding depreciation and amortization related to network assets included below)	6,209	6,685
Cost of equipment	3,241	3,034
Selling, general and administrative	5,411	5,557
Depreciation and amortization	1,005	857

Total operating costs and expenses	15,866	16,133

OPERATING INCOME	7,260	7,088

INTEREST INCOME, NET	198	123

NET INCOME	$7,458	$7,211

Allocation of Net Income:
Limited Partners	$4,294	$4,151
General Partner	$3,164	$3,060

See notes to financial statements.

35

IOWA 8 MONONA LIMITED PARTNERSHIP

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL
YEARS ENDED DECEMBER 31, 2009 AND 2008
(Dollars in Thousands)

	General
	Partner	Limited Partners
	West Iowa Cellular of Iowa Limited Partnership	West Iowa Cellular, Inc.	Commnet Cellular, Inc.	Cellco Partnership	Total Partners’ Capital

BALANCE—January 1, 2008	$3,872	$2,680	$2,203	$373	$9,128

Distributions	(2,970)	(2,055)	(1,689)	(286)	(7,000)

Net income	3,060	2,117	1,740	294	7,211

BALANCE—December 31, 2008	3,962	2,742	2,254	381	9,339

Distributions	(2,970)	(2,055)	(1,689)	(286)	(7,000)

Net income	3,164	2,190	1,799	305	7,458

BALANCE—December 31, 2009	$4,156	$2,877	$2,364	$400	$9,797

See notes to financial statements.

36

IOWA 8 MONONA LIMITED PARTNERSHIP

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2009 AND 2008
(Dollars in Thousands)
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,458	$7,211
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,005	857
Provision for losses on accounts receivable	126	166
Changes in certain assets and liabilities:
Accounts receivable	(83)	(234)
Unbilled revenue	(36)	(23)
Prepaid expenses and other current assets	(1)	-
Accounts payable and accrued liabilities	-	19
Advance billings and customer deposits	81	59
Other long term liabilities	2	3

Net cash provided by operating activities	8,552	8,058

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures, net	(2,062)	(1,592)
Change in due from affiliate, net	510	534

Net cash used in investing activities	(1,552)	(1,058)

CASH FLOWS FROM FINANCING ACTIVITIES:

Distributions to partners	(7,000)	(7,000)

Net cash used in financing activities	(7,000)	(7,000)

CHANGE IN CASH	-	-

CASH—Beginning of year	-	-
CASH—End of year	$-	$-

NONCASH TRANSACTIONS FROM INVESTING AND FINANCING ACTIVITIES:
Accruals for capital expenditures	$-	$21

See notes to financial statements.

37

Iowa 8 Monona Limited Partnership
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008
(Dollars in Thousands)

1.	ORGANIZATION AND MANAGEMENT

Iowa 8 Monona Limited Partnership—Iowa 8 Monona Limited Partnership (the “Partnership”) was formed in 1989. The principal activity of the Partnership is providing cellular service in the Iowa 8 rural service area.

The partners and their respective ownership percentages as of December 31, 2009 and 2008 are as follows:

General Partner:
West Iowa Cellular of Iowa Limited Partnership	42.4242%

Limited Partners:
West Iowa Cellular, Inc.	29.3637%
CommNet Cellular, Inc.*	24.1288%
Cellco Partnership	4.0833%

•
CommNet Cellular, Inc. (“Managing Partner”), is a wholly-owned subsidiary of Cellco Partnership (“Cellco”) doing business as Verizon Wireless and holds a 49% ownership interest in West Iowa Cellular of Iowa Limited Partnership.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. Estimates are used for, but not limited to, the accounting for: allocations, allowance for uncollectible accounts receivable, unbilled revenue, depreciation and amortization, useful lives and impairment of assets, accrued expenses, and contingencies. Estimates and assumptions are periodically reviewed and the effects of any material revisions are reflected in the financial statements in the period that they are determined to be necessary.

Revenue Recognition— The Partnership earns revenue by providing access to our network (access revenue) and for usage of our network (usage revenue), which includes voice and data revenue.  Customers are associated with the partnership based upon mobile identification number. In general, access revenue is billed one month in advance and is recognized when earned; the unearned portion is classified in advance billings in the balance sheet. Usage revenue is recognized when service is rendered and included in unbilled revenue until billed. Equipment sales revenue associated with the sale of wireless devices is recognized when the products are delivered to and accepted by the customer, as this is considered to be a separate earnings process from the sale of wireless services. Customer activation fees are considered additional consideration, and to the extent that we incur costs in excess of fees, these fees are recorded as equipment and other revenue at the time of customer acceptance. For agreements involving the resale of third-party services in which we are considered the primary obligor in the arrangements, we record revenue gross. The roaming rates charged by the Partnership to Cellco do not necessarily reflect current market rates. The Partnership will continue to re-evaluate the rates on a periodic basis (See Note 5).

38

The Partnership reports taxes imposed by governmental authorities on revenue-producing transactions between us and our customers that are within the scope of the accounting standard related to how taxes collected from customers and remitted to governmental authorities should be presented in the statement of operations on a gross basis.

Cellular service revenues resulting from cell site agreements with affiliates of Cellco are recognized based upon a rate per minute of use. (See Note 5).

During 2009 and 2008, the Partnership recorded $1,765 and $2,646, respectively, within Equipment and other revenues associated with certain funds approved by the Universal Service Administrative Company (“USAC”), an independent, not-for-profit corporation designated as the administrator for the federal Universal Service Fund (“USF”) by the Federal Communications Commission (“FCC”).

Operating Costs and Expenses—Operating expenses include expenses incurred directly by the Partnership, as well as an allocation of certain selling, general and  administrative, and operating costs incurred by Cellco or its affiliates on behalf of the Partnership. Employees of Cellco provide services performed on behalf of the Partnership. These employees are not employees of the Partnership and therefore, operating expenses include direct and allocated charges of salary and employee benefit costs for the services provided to the Partnership. Cellco believes such allocations, principally based on the Partnership’s percentage of total customers, customer gross additions or minutes of use, are reasonable. The roaming rates charged to the Partnership by Cellco do not necessarily reflect current market rates. The Partnership will continue to re-evaluate the rates on a periodic basis (see Note 5).

Income Taxes—The Partnership is not a taxable entity for federal and state income tax purposes. Any taxable income or loss is apportioned to the partners based on their respective partnership interests and is reported by them individually.

Inventory—Inventory is owned by Cellco and is not recorded on the Partnership’s financial statements. Upon sale, the related cost of the inventory is transferred to the Partnership at Cellco’s cost basis and included in the accompanying statements of operations.

Allowance for Doubtful Accounts—The Partnership maintains allowances for uncollectible accounts receivable for estimated losses resulting from the inability of customers to make required payments. Estimates are based on the aging of the accounts receivable balances and the historical write-off experience, net of recoveries.

Property, Plant and Equipment—Property, plant and equipment primarily represents costs incurred to construct and expand capacity and network coverage on mobile telephone switching offices and cell sites. The cost of property, plant and equipment is depreciated over its estimated useful life using the straight-line method of accounting. Leasehold improvements are amortized over the shorter of their estimated useful lives or the term of the related lease. Major improvements to existing plant and equipment are capitalized. Routine maintenance and repairs that do not extend the life of the plant and equipment are charged to expense as incurred.

Upon the sale or retirement of property, plant and equipment, the cost and related accumulated depreciation or amortization is eliminated from the accounts and any related gain or loss is reflected in the statements of operations. All property, plant and equipment purchases are made through an affiliate of Cellco. Transfers of property, plant and equipment between Cellco and affiliates are recorded at net book value.

Network engineering and interest costs incurred during the construction phase of the Partnership’s network and real estate properties under development are capitalized as part of property, plant and equipment and recorded as construction-in-progress until the projects are completed and placed into service.

39

FCC Licenses - The FCC issues licenses that authorize cellular carriers to provide service in specific cellular geographic service areas. The FCC grants licenses for terms of up to ten years. In 1993 the FCC adopted specific standards to apply to cellular renewals, concluding it will reward a license renewal to a cellular licensee that meets certain standards of past performance. Historically, the FCC has granted license renewals routinely and at nominal costs, which are expensed as incurred. All wireless licenses issued by the FCC that authorize the Partnership to provide cellular services are recorded on the books of Cellco. The current term of the Partnership’s FCC license expires in October 2019. Cellco believes it will be able to meet all requirements necessary to secure renewal of the Partnership’s cellular license.

Valuation of Assets— Long-lived assets, including property, plant and equipment and intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. The impairment loss, if determined to be necessary, would be measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Cellco re-evaluates the useful life determination for wireless licenses at least annually to determine whether events and circumstances continue to support an indefinite useful life. Moreover, Cellco has determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful life of the Partnership’s wireless licenses.

Cellco tests its wireless licenses for potential impairment annually, and more frequently if indications of impairment exist. Cellco evaluates its licenses on an aggregate basis, using a direct income-based value approach.  This approach estimates fair value using a discounted cash flow analysis to estimate what a marketplace participant would be willing to pay to purchase the aggregated wireless licenses as of the valuation date.  If the fair value of the aggregated wireless licenses is less than the aggregated carrying amount of the wireless licenses, an impairment is recognized. In addition, Cellco believes that under the Partnership agreement it has the right to allocate, based on a reasonable methodology, any impairment loss recognized by Cellco for all licenses included in Cellco’s national footprint. Cellco does not charge the Partnership for the use of any FCC license recorded on its books. Cellco evaluated its wireless licenses for potential impairment as of December 15, 2009 and December 15, 2008. These evaluations resulted in no impairment of wireless licenses.

Fair Value Measurements – In accordance with the accounting standard regarding fair value measurements, fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. This accounting standard also establishes a three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 - Quoted prices in active markets for identical assets or liabilities
Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities
Level 3 - No observable pricing inputs in the market

Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Our assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.

Concentrations—To the extent the Partnership’s customer receivables become delinquent, collection activities commence. No single customer is large enough to present a significant financial risk to the Partnership. The Partnership maintains an allowance for losses based on the expected collectibility of accounts receivable.

40

Cellco and the Partnership rely on local and long distance telephone companies, some of whom are related parties, and other companies to provide certain communication services. Although management believes alternative telecommunications facilities could be found in a timely manner, any disruption of these services could potentially have an adverse impact on the Partnership’s operating results.

Although Cellco attempts to maintain multiple vendors for its network assets and inventory, which are important components of its operations, they are currently acquired from only a few sources. Certain of these products are in turn utilized by the Partnership and are important components of the Partnership’s operations. If the suppliers are unable to meet Cellco’s needs as it builds out its network infrastructure and sells service and equipment, delays and increased costs in the expansion of the Partnership’s network infrastructure or losses of potential customers could result, which would adversely affect operating results.

Financial Instruments—The Partnership’s trade receivables and payables are short-term in nature, and accordingly, their carrying value approximates fair value.

Due from affiliate—Due from affiliate principally represents the Partnership’s cash position. Cellco manages, on behalf of the Partnership, all cash, inventory, investing and financing activities of the Partnership. As such, the change in due from affiliate is reflected as an investing activity or a financing activity in the statements of cash flows depending on whether it represents a net asset or net liability for the Partnership.

Additionally, administrative and operating costs incurred by Cellco on behalf of the Partnership, as well as property, plant and equipment transactions with affiliates, are charged to the Partnership through this account. Interest income or interest expense is based on the average monthly outstanding balance in this account and is calculated by applying the Cellco’s average cost of borrowing from Verizon Communications, Inc., which was approximately 5.8% and 4.0% for the years ended December 31, 2009 and 2008, respectively. Included in net interest income is interest income of $200 and $124 for the years ended December 31, 2009 and 2008, respectively, related to the due from affiliate.

Distributions – Distributions are made to partners at the discretion of the General Partner based upon the Partnership’s operating results, cash availability and financing needs as determined by the General Partner at the date of distribution.

Recently Adopted Accounting Pronouncements - The adoption of the following accounting standards and updates during 2009 did not result in a significant impact to the Partnership financial statements:

On January 1, 2009, the Partnership adopted the accounting standard regarding the determination of the useful life of intangible assets that removes the requirement to consider whether an intangible asset can be renewed without substantial cost or material modifications to the existing terms and conditions, and replaces it with a requirement that an entity consider its own historical experience in renewing similar arrangements, or a consideration of market participant assumptions in the absence of historical experience. This standard also requires entities to disclose information that enables users of financial statements to assess the extent to which the expected future cash flows associated with the asset are affected by the entity’s intent and/or ability to renew or extend the arrangements.

On June 15, 2009, the Partnership adopted the accounting standard regarding the general standards of accounting for, and disclosure of, events that occur after the balance sheet date but before the financial statements are issued. This standard was effective prospectively for all annual reporting periods ending after June 15, 2009.

On June 15, 2009, the Partnership adopted the accounting standard that amends the requirements for disclosures about fair value of financial instruments. This standard was effective prospectively for all annual reporting periods ending after June 15, 2009.

41

On June 15, 2009, the Partnership adopted the accounting standard regarding estimating fair value measurements when the volume and level of activity for the asset or liability has significantly decreased which also provides guidance for identifying transactions that are not orderly. This standard was effective prospectively for all annual reporting periods ending after June 15, 2009.

On August 28, 2009, the Partnership adopted the accounting standard update regarding the measurement of liabilities at fair value.  This standard update provides techniques to use in measuring fair value of a liability in circumstances in which a quoted price in an active market for the identical liability is not available.  This standard update is effective prospectively for all annual reporting periods upon issuance.

Other Recent Accounting Standard - In September 2009, the accounting standard regarding multiple deliverable arrangements was updated to require the use of the relative selling price method when allocating revenue in these types of arrangements.  This method allows a vendor to use its best estimate of selling price if neither vendor specific objective evidence nor third party evidence of selling price exists when evaluating multiple deliverable arrangements.  This standard update must be adopted no later than January 1, 2011 and may be adopted prospectively for revenue arrangements entered into or materially modified after the date of adoption or retrospectively for all revenue arrangements for all period presented. The Partnership is currently evaluating the impact this standard update will have on its financial statements.

3.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following as of December 31, 2009 and 2008:

	Useful Lives	2009	2008

Land		$75	$75
Buildings and improvements	10-40 years	2,784	2,141
Cellular plant equipment	3-15 years	9,797	8,510
Leasehold improvements	5 years	264	176

		12,920	10,902

Less accumulated depreciation and amortization		5,973	4,991

Property, plant and equipment, net		$6,947	$5,911

Capitalized network engineering costs of $143 and $54 were recorded during the years ended December 31, 2009 and 2008 respectively. Construction-in-progress included in certain of the classifications shown above, principally cellular plant equipment, amounted to $177 and $165 at December 31, 2009 and 2008 respectively.

42

4.	CURRENT LIABILITIES

Accounts payable and accrued liabilities consist of the following as of December 31, 2009 and 2008:

	2009	2008

Accounts payable	$404	$427
Accrued liabilities	71	70
Accounts payable and accrued libilities	$475	$497

Advance billings and customer deposits consist of the following as of December 31, 2009 and 2008:

	2009	2008

Advance billings	$555	$455
Customer deposits	41	59
Advance billings and customer deposits	$596	$514

5.	TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

In addition to fixed asset purchases and equipment cost of sales (see Note 2), affiliate transactions include, but are not limited to, allocations, intra-company roaming, the salaries and related expenses of employees of Cellco, and direct payments to a related party of the Partnership, such as rent or commissions.  Revenues and expenses were allocated based on the Partnership’s percentage of customers or gross customer additions or minutes of use, where applicable.  Cellco believes the allocations are reasonable.  The affiliate transactions are not necessarily conducted at arm’s length.

Significant transactions with affiliates (Cellco and its related entities) and other related parties, including allocations and direct charges, are summarized as follows for the years ended December 31, 2009 and 2008:

	2009	2008

Service revenues (a)	$4,321	$4,277
Equipment and other revenues (b)	(68)	(22)
Cost of service (c)	5,687	5,568
Cost of equipment (d)	293	292
Selling, general and administrative (e)	3,469	3,484

(a)	Service revenues include roaming revenues relating to customers of other affiliated markets, long distance, data and allocated contra-revenues including revenue concessions.

(b)	Equipment and other revenues include cell sharing revenues, sales of handsets and accessories and allocated contra-revenues including equipment concessions and coupon rebates.

(c)	Cost of service includes roaming costs relating to customers roaming in other affiliated markets, switch costs and allocated cost of telecom, long distance, and handset applications.

43

(d)
Cost of equipment includes allocations of handsets, accessories and other costs incurred by Cellco on behalf of the Partnership and excludes the cost of inventory transferred to the Partnership of $2,948 and $2,742 during 2009 and 2008, respectively, as discussed in Note 2.

(e)	Selling, general and administrative expenses includes allocations and/or directly charged commissions, customer billing, office telecom, customer care, salaries, sales and marketing and advertising.

The Partnership is involved in a cell sharing agreement with a related affiliate in which the Partnership receives revenues from the affiliate for the use of the affiliate’s cell site. Cell sharing revenues were $112 and $72 for the years ended December 31, 2009 and December 31, 2008, respectively.

6.	COMMITMENTS

Cellco, on behalf of the Partnership, and the Partnership itself have entered into operating leases for facilities, equipment and spectrum used in its operations. Lease contracts include renewal options that include rent expense adjustments based on the Consumer Price Index as well as annual and end-of-lease term adjustments. Rent expense is recorded on a straight-line basis. The noncancelable lease term used to calculate the amount of the straight-line rent expense is generally determined to be the initial lease term, including any optional renewal terms that are reasonably assured. Leasehold improvements related to these operating leases are amortized over the shorter of their estimated useful lives or the noncancelable lease term. For the years ended December 31, 2009 and 2008, the Partnership recognized a total of $130 and $104, respectively, as rent expense related to payments under these operating leases, which was included in cost of service in the accompanying statements of operations.

Aggregate future minimum rental commitments under noncancelable operating leases, excluding renewal options that are not reasonably assured, for the years shown are as follows:

Years	Amount

2010	$165
2011	165
2012	156
2013	110
2014	83
2015 and thereafter	146

Total minimum payments	$825

From time to time Cellco enters into purchase commitments, primarily for network equipment, on behalf of the Partnership.

7.	CONTINGENCIES

Cellco is subject to various lawsuits and other claims including class actions, product liability, patent infringement, antitrust, partnership disputes, and claims involving relations with resellers and agents. Cellco is also defending lawsuits filed against itself and other participants in the wireless industry alleging various adverse effects as a result of wireless phone usage. Various consumer class action lawsuits allege that Cellco breached contracts with consumers, violated certain state consumer protection laws and other statutes and defrauded customers through concealed or misleading billing practices. Certain of these lawsuits and other claims may impact the Partnership. These litigation matters may involve indemnification obligations by third parties and/or affiliated parties covering all or part of any potential damage awards against Cellco and the Partnership and/or insurance coverage. All of the above matters are subject to many uncertainties, and outcomes are not predictable with assurance.

44

The Partnership may be allocated a portion of the damages that may result upon adjudication of these matters if the claimants prevail in their actions. Consequently, the ultimate liability with respect to these matters at December 31, 2009 cannot be ascertained. The potential effect, if any, on the financial statements of the Partnership, in the period in which these matters are resolved, may be material.

In addition to the aforementioned matters, Cellco is subject to various other legal actions and claims in the normal course of business. While Cellco’s legal counsel cannot give assurance as to the outcome of each of these matters, in management’s opinion, based on the advice of such legal counsel, the ultimate liability with respect to any of these actions, or all of them combined, will not materially affect the financial statements of the Partnership.

8.	RECONCILIATION OF ALLOWANCE FOR DOUBTFUL ACCOUNTS

	Balance at	Additions	Write-offs	Balance at
	Beginning	Charged to	Net of	End
	of the Year	Operations	Recoveries	of the Year

Accounts Receivable Allowances:
2009	$68	$126	$(132)	$62
2008	46	166	(144)	68

******

45

Iowa RSA No. 9 Limited Partnership
Financial Statements
December 31, 2009 and 2008

46

Iowa RSA No. 9 Limited Partnership
Index
December 31, 2009 and 2008

47

Report of Independent Auditors

To the Partners of
Iowa RSA No. 9 Limited Partnership:

In our opinion, the accompanying balance sheets and the related statements of operations, of cash flows, and of changes in partners' capital present fairly, in all material respects, the financial position of Iowa RSA No. 9 Limited Partnership (an Iowa limited partnership) (the “Partnership”), at December 31, 2009 and 2008, and the results of its operations, cash flows, and changes in partners' capital for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, the financial statements of the Partnership have been derived from the accounting records of United States Cellular Corporation ("USCC") and reflect certain assumptions and allocations.  The Partnership relies on USCC for technical and administrative services.  The financial position, results of operations, and cash flows of the Partnership could differ from those that would have resulted had Iowa RSA No. 9 Limited Partnership operated autonomously or independently of USCC.

/s/ Pricewaterhouse Coopers LLP

October 15, 2010

48

Iowa RSA No. 9 Limited Partnership
Balance Sheets
December 31, 2009 and 2008

	2009	2008
Assets
Cash	$229,890	$126,668
Deposits with affiliate	2,090,444	1,141,183
Accounts receivable
Customers, less allowance of $24,069 and $3,010 at
December 31, 2009 and 2008, respectively	729,927	722,044
Affiliates	177,181	111,422
Other	153,350	166,775
Other current assets	58,407	45,424
Total current assets	3,439,199	2,313,516
Property, plant and equipment, net	4,891,462	5,502,312
Other deferred charges	37,032	35,302
Total assets	$8,367,693	$7,851,130
Liabilities and Partners' Capital
Accounts payable and accrued expenses	$234,320	$202,577
Accounts payable - affiliates	850,241	650,385
Deferred revenues	344,935	337,165
Customer deposits	22,025	32,975
Accrued taxes	302,811	192,310
Other current liabilities	259,687	415,614
Total current liabilities	2,014,019	1,831,026
Deferred credits	41,616	36,186
Asset retirement obligation	305,613	284,542
Partners’ capital	6,006,445	5,699,376
Total liabilities and partners’ capital	$8,367,693	$7,851,130

The accompanying notes are an integral part of these financial statements.

49

Iowa RSA No. 9 Limited Partnership
Statements of Operations
Years Ended December 31, 2009 and 2008

	2009	2008

Revenues	$15,289,132	$14,905,616
Operating expenses
Cost of equipment sold	65,622	57,276
System operations	4,731,047	4,735,879
Selling, general and administrative	6,046,817	5,773,255
Depreciation and accretion	814,416	753,469
Loss on asset disposals	7,075	8,023
Total operating expenses	11,664,977	11,327,902
Operating income	3,624,155	3,577,714
Other expense, net	(17,086)	(21,848)
Net income	$3,607,069	$3,555,866

The accompanying notes are an integral part of these financial statements.

50

Iowa RSA No. 9 Limited Partnership
Statements of Cash Flows
Years Ended December 31, 2009 and 2008

	2009	2008

Cash flows from operating activities
Net Income	$3,607,069	$3,555,866
Add (deduct) adjustments to reconcile net income to net cash provided by operating activities
Depreciation and accretion	814,416	753,469
Bad debts expense	103,644	70,407
Loss on asset disposals	7,075	8,023
Changes in assets and liabilities from operations
Change in accounts receivable	(163,861)	45,543
Change in accounts payable and accrued expenses	231,599	(148,753)
Change in deferred revenues	7,770	29,825
Change in deferred charges and credits	3,700	1,273
Change in customer deposits	(10,950)	1,225
Change in accrued taxes	110,501	67,233
Change in other assets and liabilities	(168,899)	170,179
Net cash provided by operating activities	4,542,064	4,554,290

Cash flows from investing activities
Purchases of property, plant, and equipment	(191,543)	(1,623,270)
Proceeds from the sale of property, plant, and equipment	1,962	22,335
Deposits (to) from affiliate, net	(949,261)	725,421
Net cash required for investing activities	(1,138,842)	(875,514)

Cash flows from financing activities
Distributions to partners	(3,300,000)	(3,700,000)
Net cash required for financing activities	(3,300,000)	(3,700,000)

Net increase/(decrease) in cash	103,222	(21,224)
Cash
Beginning of period	126,668	147,892
End of period	$229,890	$126,668

The accompanying notes are an integral part of these financial statements.

51

Iowa RSA No. 9 Limited Partnership
Statements of Changes in Partners’ Capital
Years Ended December 31, 2009 and 2008

	Jefferson Cellular Telephone Company, Inc.	Jefferson Telephone Company	Iowa RSA #9, Inc.	Breda Telephone Corporation	Cell Co.	Scranton Telephone Company	Webster Calhoun Cooperative Telephone Association
	General	Limited	Limited	Limited	Limited	Limited	Limited
	Partner	Partner	Partner	Partner	Partner	Partner	Partner	Total
Partners' capital, December 31, 2007	$58,432	$944,080	$945,246	$973,938	$973,938	$973,938	$973,938	$5,843,510
2008 Distributions to partners	(37,000)	(597,772)	(598,512)	(616,679)	(616,679)	(616,679)	(616,679)	(3,700,000)
2008 Net income	35,559	574,486	575,197	592,656	592,656	592,656	592,656	3,555,866
Partners’ capital, December 31, 2008	$56,991	$920,794	$921,931	$949,915	$949,915	$949,915	$949,915	$5,699,376
2009 Distributions to partners	(33,000)	(533,148)	(533,808)	(550,011)	(550,011)	(550,011)	(550,011)	(3,300,000)
2009 Net income	36,072	582,758	583,479	601,190	601,190	601,190	601,190	3,607,069
Partners’ capital, December 31, 2009	$60,063	$970,404	$971,602	$1,001,094	$1,001,094	$1,001,094	$1,001,094	$6,006,445

The accompanying notes are an integral part of these financial statements.

52

1.	Organization and Basis of Presentation

Iowa RSA No. 9 Limited Partnership (the “Partnership”) was formed on August 15, 1989, under the laws of the State of Iowa for the purpose of providing cellular telephone service in the Iowa Rural Service Area (“RSA”) No. 9.  The Partnership commenced operations in July 1991.  On November, 30, 2008, Iowa RSA No. 9 Limited Partnership changed its name to Muskrat Wireless, L.P.  On December 18, 2009, the Partnership changed its name back to Iowa RSA No. 9 Limited Partnership.

The partners and their respective partnership interests at December 31, 2009 and 2008 are:

General Partner
Jefferson Cellular Telephone Company, Inc	1.000%

Limited Partners
Jefferson Telephone Company	16.156%
Iowa RSA #9, Inc.	16.176%
Breda Telephone Corporation	16.667%
Cell Co.	16.667%
Scranton Telephone Company	16.667%
Webster-Calhoun Cooperative Telephone Association	16.667%

Profits and losses are allocated to the partners based on respective partnership interests.

Jefferson Cellular Telephone Company, Inc. (“Jefferson Cellular”) is a joint venture corporation in which United States Cellular Corporation (“USCC”) owns 49% and Jefferson Telephone Company owns 51%.  USCC is an 82%-owned subsidiary of Telephone and Data Systems, Inc. (“TDS”).

Under the Management Agreement dated August 15, 1989 and last amended August 15, 1999 (the “Management Agreement”), USCC is the manager responsible for the daily authority and conduct of the Partnership’s operations.  The Management Agreement will terminate not less than six months after written notice has been provided by either party of the decision to terminate this agreement.

These financial statements have been derived from the accounting records of USCC and reflect certain assumptions and allocations.  The financial position, results of operations, and cash flows of the Partnership could differ from reported results had the Partnership operated autonomously or as an entity independent of USCC.  The allocation methodologies have been described within the respective notes to the financial statements, where appropriate. USCC, as manager of the Partnership, has made the allocations in accordance with the Management Agreement.

2.	Summary of Significant Accounting Policies

Reclassifications
Certain prior year amounts have been reclassified to conform to the 2009 financial statement presentation.  These reclassifications did not affect consolidated net income, assets, liabilities, cash flows or partners’ capital for the year presented.

53

Deposits with Affiliate
Included in deposits with affiliate are amounts due from CommVest, Inc., which is a wholly-owned subsidiary of TDS.  CommVest, Inc. is a fund that purchases government and high grade investment securities for the benefit of fund participants.  Interest income is earned by the fund, net of direct expenses, and is passed through to the Partnership based upon the Partnership’s average daily balance in the fund.

Use of Estimates
The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.  Significant estimates are included in asset retirement obligations, depreciation, allowance for doubtful accounts, accrued expenses and accrued liabilities.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable primarily consists of amounts owed by customers pursuant to service contracts and equipment sales, by affiliated entities, by other wireless cellular carriers whose customers have used the Partnership’s wireless systems and the other cellular carriers co-locating on the Partnership’s towers.

The Partnership assesses its accounts receivable for collectability on an ongoing basis.  The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing accounts receivable.  The allowance is estimated based on historical experience and other factors that could affect collectability.  Account receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable.  When it is probable the account balance will not be collected, the account balance is charged against the allowance for doubtful accounts.  The Partnership does not have any off-balance sheet credit exposure related to its customers.

Property, Plant and Equipment
The Partnership’s Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.

Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated.  Expenditures for maintenance and repairs of assets in service are charged to System operations expense or Selling, general and administrative expense, as applicable.  Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and charging it, together with removal cost less any salvage realized, to Loss on asset disposals.

Depreciation
Depreciation is provided using the straight-line method over the estimated useful life of the asset.

The Partnership depreciates leasehold improvement assets associated with leased properties over periods ranging from one to ten years; such periods approximate the shorter of the assets’ economic lives or the specific lease terms.

Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. The Partnership did not materially change the useful lives of its property, plant and equipment in 2009.

54

Long-Lived Assets
The Partnership reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are recognized when the expected future cash flows are less than the asset’s carrying value.

Asset Retirement Obligation
The Partnership accounts for asset retirement obligations in accordance with GAAP, which requires entities to record the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred.  At the time the liability is incurred, the Partnership records a liability equal to the net present value of the estimated cost of the asset retirement obligation and increases the carrying amount of the related long-lived asset by an equal amount.  Over time, the liability is accreted to its present value, and the capitalized cost is depreciated over the useful life of the related asset.  Upon settlement of the obligation, any difference between the cost to retire the asset and the recorded liability (including accretion of discount) is recognized in the Statement of Operations

U.S. Cellular is subject to asset retirement obligations associated with its leased cell sites, switching office sites, retail store sites and office locations.  Asset retirement obligations generally include obligations to restore leased land and retail store and office premises to their pre-lease conditions.

The change in asset retirement obligation for the years ended December 31, 2009 and 2008 was as follows:

	2009	2008
Beginning Balance	$284,542	$213,348
Additional liabilities accrued	-	22,057
Revision in estimated cash outflows	16	32,252
Accretion expense	21,055	16,885
Ending Balance	$305,613	$284,542

Deferred Revenues
Deferred revenues primarily represent monthly access fees billed in advance.  Such revenues are recognized in the following month when service is provided.  The Partnership also defers recognition of certain activation fees and recognizes these revenues on a straight-line basis over the estimated customer life.

Financial Instruments
The Partnership’s financial instruments, which include trade and affiliate accounts payable, are short-term in nature.  Accordingly, the Partnership believes the balance sheet amounts approximate the fair value of the financial instruments.

Partnership Distributions
Distributions are made at the discretion of the general partner based upon respective partnership interests.

55

Revenues
Revenues primarily consist of:

•	Charges for access, airtime, roaming, long distance, data and other value added services provided to the Partnership’s customers;
•	Charges to carriers whose customers use the Partnership’s systems when roaming;
•	Sales of equipment and accessories; and
•	Amounts received from the Universal Service Fund where the Partnership has been designated an Eligible Telecommunications Carrier (“ETC”).

Revenues related to wireless services are recognized as services are rendered.  Revenues billed in advance or in arrears of the services being provided are estimated and deferred or accrued, as appropriate. Revenues from sales of equipment and accessories are recognized when title passes to the customer. Unbilled revenues, resulting from wireless service provided from the billing cycle date to the end of each month and from other wireless carriers’ customers using the Partnership’s systems for the last half of each month, are estimated and recorded.  Revenues earned but unbilled at December 31, 2009 and 2008 were $71,522 and $35,794 respectively.

The Partnership offers certain rebates to customers who purchase new handsets.  The revenue from a handset sale which includes such a rebate is recorded net of the rebate.

The activation fee charged with the sale of equipment and service is allocated to the equipment and service based upon the relative fair values of each item. This generally results in the recognition of the activation fee as additional handset revenue at the time of sale.

ETC revenues recognized in the reporting period represent the amounts which the Partnership is entitled to receive for such period, as determined and approved in connection with the Partnership’s designation as an ETC in Iowa.

Operating Leases
The Partnership is a party to various lease agreements for cell sites that are accounted for as operating leases.  Certain leases have renewal options and/or fixed rental increases.  Renewal options that are reasonably assured of exercise are included in determining the lease term. The Partnership accounts for certain operating leases that contain fixed rental increases by recognizing lease revenue and expense on a straight-line basis over the lease term.

Advertising
The Partnership expenses advertising costs as incurred.  Advertising costs were $148,307 and $131,334 for the years ended December 31, 2009 and 2008 respectively.

Income Taxes
No provision has been made for federal and state income taxes since these taxes are the responsibility of the individual partners.

3.	Property, Plant and Equipment

Property, plant and equipment in service, net of accumulated depreciation consists the following components (respective useful lives shown in parentheses):

56

	2009	2008
Land and land improvements (10-25 years)	$163,428	$163,428
Leasehold improvements (1-10 years)	1,552,479	1,539,349
Buildings and equipment (5-25 years)	7,861,931	8,545,778
Furniture and office equipment (3-5 years)	23,678	60,146
Work in process	18,352	204,735
	9,619,868	10,513,436
Less accumulated depreciation	(4,728,406)	(5,011,124)
Net property, plant and equipment	$4,891,462	$5,502,312

For the years ended December 31, 2009 and 2008, the loss on asset disposals included charges of $7,075 and $8,023, respectively, related to disposals of assets, trade-ins of older assets for replacement assets and other retirements of assets from service.

4.	Line of Credit

On December 31, 2007, the Partnership executed a revolving note payable agreement (the “Agreement”) with USCC Financial L.L.C., a wholly-owned subsidiary of USCC.  The Agreement has an original expiration date of January 1, 2011 and allows for borrowings up to $1,000,000.  Borrowings under the Agreement are payable upon demand and bear interest at a rate of prime rate plus 0.75%.  There were no outstanding borrowings as of December 31, 2009.

5.	Lease Commitments

The Partnership leases its cell site locations, office locations, and retail locations under operating leases.  Certain leases have renewal options and/or fixed rental increases.  Renewal options that are reasonably assured of exercise are included in determining the lease term.  Rent expense totaled $84,764 and $81,844 for the years ended December 31, 2009 and 2008, respectively.  Rent expense for cell site locations is included in system operations expenses, and rent expense for office and retail locations is included in selling, general and administrative expenses.

Future minimum rental payments required under operating leases and rental receipts expected under operating leases that have noncancelable lease terms in excess of one year as of December 31, 2009 are as follows:

	Operating Leases	Operating Leases
	Future Minimum Rental Payments	Future Minimum Rental Receipts
2010	$89,588	$14,143
2011	88,188	-
2012	79,082	-
2013	74,902	-
2014	74,877	-
Thereafter	1,457,898	-
	$1,864,535	$14,143

6.	Concentration of Credit Risk

The Partnership provides cellular service and sells cellular telephones to a diverse group of consumers within a concentrated geographical area.  The Partnership performs credit evaluations of the Partnership’s customers and requires deposits as needed.  Receivables are generally due within 30 days.  Credit losses related to customers have been within management’s expectations.

57

7.	Transactions with Related Parties

USCC provides certain services necessary for the operation, management and administration of the Partnership.  Services provided to the Partnership include accounting, cash management, strategic planning, human resources, legal, marketing, customer service, information systems, network and engineering.  In accordance with the terms of the Management Agreement, USCC is reimbursed for its costs incurred on behalf of the Partnership in providing these services.  Costs are allocated to the Partnership in such a manner as USCC, as the manager, in its reasonable judgment deems fair and equitable.  Total allocated costs from USCC and TDS to the Partnership for management and administrative services discussed above amounted to $2,734,020 and $2,516,647 for the years ended December 31, 2009 and 2008, respectively.

Certain affiliates also provide the Partnership with operational, management and administrative services, the costs of which are allocated to the Partnership in the manner discussed above.  Costs incurred for such services amounted to $232,264 and $220,969 for the years ended December 31, 2009 and 2008, respectively.  These affiliates also provide the Partnership with access to its switch equipment.  For the years ended December 31, 2009 and 2008, the cost for the use of the switch was allocated to the Partnership based on minutes of use.  These costs totaled $411,906 and $294,111 for the years ended December 31, 2009 and 2008, respectively, and were included in system operations expense in the accompanying statements of operations.

The Partnership purchases substantially all infrastructure, equipment and materials and supplies from USCC Purchase, LLC, which is a wholly owned subsidiary of USCC.  For the years ended December 31, 2009 and 2008 intercompany purchases by the Partnership totaled $58,339 and $1,121,448 respectively.

Included in the purchases of property, plant and equipment are transfers from affiliates of USCC, which had a net book value of $44,198 and $12,917 for the year ended December 31, 2009 and 2008, respectively.

The Partnership has reciprocal roaming agreements with other cellular markets managed by USCC.  Under these agreements, the Partnership recorded roaming revenue from affiliated cellular carriers related to the carriers’ customers placing or receiving calls in the Partnership’s service area which totaled $1,915,655 and $2,015,375 for the years ended December 31, 2009 and 2008, respectively.  Roaming expenses, representing roaming costs charged by affiliated cellular carriers for the Partnership’s customers placing and receiving calls in the affiliates’ service areas, totaled $2,265,928 and $2,524,864 for the years ended December 31, 2009 and 2008, respectively.

58

Jefferson Telephone Company and Breda Telephone Corporation are agents of the Partnership and earn commissions based on the number of customer activations.  Commissions paid by the Partnership for the years ended December 31, 2009 and 2008 were $1,550,597 and $1,237,538 to Jefferson Telephone Company and $1,307,843 and $1,260,864 to Breda Telephone Corporation, respectively.

59

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BREDA TELEPHONE CORP.

Date: December 31, 2010	By:	/s/ Charles Deisbeck
Charles Deisbeck, Chief Executive Officer

	By:	/s/ Jane Morlok
Jane Morlok, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel Nieland	By:	/s/ Neil Kanne
	Daniel Nieland, Vice President and Director		Neil Kanne, Secretary and Director
	Date: December 31, 2010		Date: December 31, 2010

By:	/s/ Rick Anthofer	By:	/s/Daniel McDermott
	Rick Anthofer, Treasurer and Director		Daniel McDermott, Director
	Date: December 31, 2010		Date: December 31, 2010

By:	/s/ Clifford Neumayer	By:	/s/ Dean Schettler
	Clifford Neumayer, Director		Dean Schettler, President and Director
	Date: December 31, 2010		Date: December 31, 2010

By:	/s/ David Grabner	By:	/s/ Jane Morlok
	David Grabner, Director		Jane Morlok, Chief Financial Officer
	Date: December 31, 2010		Date: December 31, 2010

By:	/s/ Charles Deisbeck
Charles Deisbeck, Chief Executive Officer
Date: December 31, 2010

60

APPENDIX D

FORM 10-Q FOR THE QUARTER ENDED SEPTEMER 30, 2010

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 10-Q
________________
(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2010
or
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ______________________ to _______________________

Commission File Number: 0-26525
____________________

BREDA TELEPHONE CORP.
(Exact name of registrant as specified in its charter)
_____________________

Iowa	42-0895882
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

112 E. Main, P.O. Box 190, Breda, Iowa	51436
(Address of principal executive offices)	(Zip Code)

712-673-2311
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)
______________________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☑ Yes    ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). ☐ Yes    ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  ☐ Yes    ☑ No

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:  24,947  shares of Class A common stock and 5,498 shares of Class B common stock, no par value, at November 1, 2010.

BREDA TELEPHONE CORP.
FORM 10-Q
For the Quarter Ended September 30, 2010

PART I - FINANCIAL INFORMATION

Item 1.	Unaudited Financial Statements.

Breda Telephone Corp.
And Subsidiaries
Breda, IA

Condensed Consolidated Financial Statements
For the Periods
Ended September 30, 2010 and 2009
And the Year Ended December 31, 2009

1

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
September 30, 2010 and December 31, 2009

	September 30,	December 31,
	2010	2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,195,456	$4,987,960
Marketable securities	632,600	490,724
Accounts receivable, net of allowances of $186,101 and $159,831 in 2010 and 2009, respectively	2,329,293	1,928,483
Interest receivable	69,788	62,693
Inventory, at average cost	268,643	297,678
Prepaid income taxes	982,930	1,310,951
Other	230,069	291,977
Deferred income taxes	84,465	58,862
	8,793,244	9,429,328

OTHER NONCURRENT ASSETS
Marketable securities	4,854,964	5,223,501
Investments in unconsolidated affiliates at equity	8,892,598	8,537,047
Other investments at cost	602,387	655,542
Goodwill	918,715	918,715
	15,268,664	15,334,805

PROPERTY, PLANT AND EQUIPMENT	10,509,375	8,102,372

TOTAL ASSETS	$34,571,283	$32,866,505

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$74,503	$14,144
Accounts payable	1,970,504	2,091,609
Accrued taxes	137,877	157,740
Other	165,031	136,722
	2,347,915	2,400,215

LONG-TERM DEBT, less current portion	1,974,179	1,548,575

OTHER NONCURRENT LIABILITIES	2,706,479	2,468,101

STOCKHOLDERS' EQUITY
Common stock, Class A - no par value, 5,000,000 shares authorized, 25,444 and 26,109 shares issued and outstanding at $587 and $547 stated values, respectively	14,935,628	14,281,623
Common stock, Class B - no par value, 5,000,000 shares authorized, 5,001 and 4,742 shares issued and outstanding at $587 and $547 stated values, respectively	2,935,587	2,593,874
Retained earnings	9,604,832	9,508,416
Noncontrolling interest	66,663	65,701
	27,542,710	26,449,614

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$34,571,283	$32,866,505

The accompanying notes are an integral part of these condensed consolidated financial statements.

2

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
For the Three and Nine Months Ended September 30, 2010 and 2009

	For the Three Months Ended		For the Nine Months Ended
	2010	2009	2010	2009

OPERATING REVENUES	$1,896,622	$2,035,986	$7,166,658	$6,484,517

OPERATING EXPENSES
Cost of services	1,154,436	1,152,852	3,591,197	3,210,538
Depreciation and amortization	289,064	253,087	817,268	780,945
Selling, general, and administrative	606,967	548,706	1,810,615	1,859,505
	2,050,467	1,954,645	6,219,080	5,850,988

OPERATING INCOME	(153,845)	81,341	947,578	633,529

OTHER INCOME (EXPENSES)
Interest and dividend income	58,467	59,563	299,325	331,212
Gain on sale of investments	1,413	524	1,975	1,358
Gain or (Loss) on disposal of assets	4,707	(65,530)	95,715	(71,883)
Interest expense	(16,549)	(129)	(48,077)	(26,086)
Allowance for funds used during construction	16,407	-	47,859	-
Income from equity investments	388,628	80,704	1,318,227	1,376,076
Gain on reversal of note receivable impairment	-	445,252	-	445,252
Other, net	799	(2,597)	(8,875)	(22,655)
	453,872	517,787	1,706,149	2,033,274

INCOME BEFORE INCOME TAXES	300,027	599,128	2,653,727	2,666,803

INCOME TAXES	198,204	233,267	1,075,501	846,870

NET INCOME BEFORE NONCONTROLLING INTEREST	101,823	365,861	1,578,226	1,819,933

NONCONTROLLING INTEREST	(1,103)	134	(962)	2,509

NET INCOME	$100,720	$365,995	$1,577,264	$1,822,442

NET INCOME PER COMMON SHARE	$3.31	$11.86	$51.34	$59.07

DIVIDENDS PER COMMON SHARE	$8.00	$8.00	$8.00	$8.00

The accompanying notes are an integral part of these condensed consolidated financial statements.

3

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (UNAUDITED)

	Common Stock, A and B Class		Noncontrolling	Retained
	Shares	Amount	Interest	Earnings	Total

Balance at December 31, 2008 (Restated)	30,851	$15,703,159	$136,194	$8,421,630	$24,260,983

Comprehensive income:
Net Income			(2,398)	2,505,932	2,503,534

Purchase of controlling interest			(68,095)		(68,095)

Dividends paid				(246,808)	(246,808)

Stated value stock adjustment		1,172,338		(1,172,338)

Balance at December 31, 2009	30,851	16,875,497	65,701	9,508,416	26,449,614

Comprehensive income:
Net Income			962	1,577,264	1,578,226

Dividends paid	4030.00			(246,808)	(246,808)

Common stock redeemed, net	(406)	(238,322)			(238,322)

Stated value stock adjustment		1,234,040		(1,234,040)

Balance at September 30, 2010	30,445	$17,871,215	$66,663	$9,604,832	$27,542,710

The accompanying notes are an integral part of these condensed consolidated financial statements.

4

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
For the Nine Months Ended September 30, 2010 and 2009

	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,577,264	$1,822,442
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	817,268	780,945
Noncontrolling interest	962	(2,509)
Deferred income taxes	212,775	573,929
Amortization of investment premium/discount - net	31,198	27,368
Equity income in unconsolidated affiliates, net of distributions received of $1,046,254 and $1,045,268 in 2010 and 2009, respectively	(271,973)	(330,808)
(Gain) or Loss on disposal of property	(95,715)	71,883
Gain on reversal of note receivable impairment	-	(445,252)
Gain on sale of marketable securities	(1,975)	(1,358)
Changes in assets and liabilities:
Decrease in assets	11,059	1,265,076
Decrease in liabilities	(671,669)	(65,999)

Net cash provided by operating activities	$1,609,194	$3,695,717

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(2,664,900)	(1,278,570)
Proceeds from the sale of assets	95,354	79,594
Purchase of marketable securities	(342,622)	(451,885)
Purchase of equity investments	(83,578)	(10,000)
Purchase of other investments - at cost	(2,786)	(2,956)
Purchase of investment in a subsidiary	-	(68,095)
Proceeds from the sale of marketable securities	540,060	495,826
Proceeds from the sale of other investments - at cost	55,941	23,861
Proceeds from the receipt of principal on note receivable	-	519,011
Net cash used in investing activities	$(2,402,531)	$(693,214)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long term debt	(14,037)	(951,495)
Proceeds from the issuance of long term debt	500,000	-
Common stock redeemed, net	(238,322)	-
Dividends paid	(246,808)	(246,808)
Net cash provided by (used in) financing activities	$833	$(1,198,303)

Net Increase (Decrease) in Cash and Cash Equivalents	$(792,504)	$1,804,200

Cash and Cash Equivalents at Beginning of Period	4,987,960	1,317,462

Cash and Cash Equivalents at End of Period	$4,195,456	$3,121,662

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for:
Interest	$48,077	$26,086
Income taxes	$534,750	$722,128

The accompanying notes are an integral part of these condensed consolidated financial statements.

5

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.     CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

In the opinion of management, the accompanying condensed consolidated financial statements contain all adjustments (consisting of only normal recurring items) necessary to present fairly the financial position as of September 30, 2010 and December 31, 2009 and the results of operations and changes in cash flows for the nine months ended September 30, 2010 and 2009.

Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s December 31, 2009 financial statements.  The results of operations for the three and nine month period ended September 30, 2010 are not necessarily indicative of the operating results of the entire year.

NOTE 2.     NONCASH INVESTING ACTIVITIES

Noncash investing activities included $559,010 and $1,340 during the nine months ended September 30, 2010 and September 30, 2009, respectively, relating to plant and equipment additions under construction during the period, which are reflected in accounts payable at September 30, 2010 and September 30, 2009.

NOTE 3.     OPERATING SEGMENTS

The Company organizes its business into three reportable segments:  local exchange carrier (LEC) services, broadcast services and Internet service provider (ISP) services.  The LEC services segment provides telephone, data services and other services to customers in local exchanges.  The broadcast services segment provides cable television services to customers in Iowa, and provided services to customers in Nebraska through June 30, 2009.  The Beaver Lake, NE cable TV system was sold as of July 1, 2009.  The ISP services segment provides Internet access to customers within the local exchanges and the surrounding areas.

The Company’s reportable business segments are strategic business units that offer different products and services.  Each reportable segment is managed separately primarily because of different products, services and regulatory environments.  LEC segments have been aggregated because of their similar characteristics.

6

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.     OPERATING SEGMENTS (continued)

The segment’s accounting policies are the same as those described in the summary of significant accounting policies.

	Local		Internet
	Exchange		Service
Nine Months Ended September 30, 2010	Carrier	Broadcast	Provider	Total
Revenues	$6,392,527	$153,946	$620,185	$7,166,658
Segment profit (loss)	1,874,313	(68,783)	(228,266)	1,577,264

	Local		Internet
	Exchange		Service
Nine Months Ended September 30, 2009	Carrier	Broadcast	Provider	Total
Revenues	$5,577,682	$333,746	$573,089	$6,484,517
Segment profit (loss)	2,160,929	(142,999)	(195,488)	1,822,442

##	Local		Internet
	Exchange		Service
Three Months Ended September 30, 2010	Carrier	Broadcast	Provider	Total
Revenues	$1,631,772	$53,100	$211,750	$1,896,622
Segment profit (loss)	113,210	(21,851)	9,361	100,720

	Local		Internet
	Exchange		Service
Three Months Ended September 30, 2009	Carrier	Broadcast	Provider	Total
Revenues	$1,794,518	$48,074	$193,394	$2,035,986
Segment profit (loss)	455,048	(26,071)	(62,982)	365,995

NOTE 4.     NET INCOME PER COMMON SHARE

Net income per common share for September 30, 2010 and 2009 was computed by dividing the weighted average number of shares of common stock outstanding into the net income.  The weighted average number of shares of common stock outstanding for the three and nine months ended September 30, 2010 and 2009 were 30,470 and 30,851, and 30,724 and 30,851 respectively.

NOTE 5.     STOCK VALUE ADJUSTMENT

During March 2010, the board of directors authorized a $40 increase in the stated value of each share of common stock from $547 to $587.  There were 30,851 shares outstanding at the time of the value adjustment, which reduced retained earnings by $1,234,040.

During April 2009, the board of directors authorized a $38 increase in the stated value of each share of common stock from $509 to $547.  There were 30,851 shares outstanding at the time of the value adjustment, which reduced retained earnings by $1,172,338.

7

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6.     PURCHASE COMMITMENTS

As of September 30, 2010, purchase commitments for the construction of the fiber-to-the-home project in Breda’s CLEC in Carroll, Iowa totaled $7,660,285.16.  Breda is financing the project with a $10,000,000 broadband loan from Rural Utilities Services.  Construction commenced on the fiber project in September 2009, and it is anticipated that it will be a two-year project.  On October 2, 2009, Breda received the first loan proceeds in the amount of $1,000,000, and this loan advance carries a fixed interest rate of 3.918%.  BTC Inc.’s second loan advance in the amount of $564,329 was received on December 11, 2009, and carries a fixed interest rate of 4.315%. BTC Inc.’s third loan advance in the amount of $500,000 was received on September 20, 2010, and carries a fixed interest rate of 3.481%.

NOTE 7.     OTHER INVESTMENTS

INVESTMENTS IN UNCONSOLIDATED AFFILIATES AT EQUITY
Investments in unconsolidated affiliates at equity include investments in partnerships, limited liability companies and joint ventures as follows:

	2010	2009

Alpine Communications, L.C.	$3,490,056	$3,389,504
West Iowa Cellular, Inc.	2,000,162	1,547,040
RSA #1, Ltd.	1,636,299	1,660,481
RSA #7, Ltd.	646,115	594,949
RSA #9, Ltd.	906,356	1,011,261
Quad County Communications	22,486	14,955
Guthrie Group, L.L.C.	20,508	25,529
Hilbert Communications, L.L.C.	170,616	293,328
	$8,892,598	$8,537,047

The Company has a 22.27% ownership interest in Alpine Communications, L.C. (Alpine) at September 30, 2010.  Alpine owns and operates several wireline telephone exchanges in northeastern Iowa, and also provides Internet and cable television services in and around its wireline service territory.

8

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7.     OTHER INVESTMENTS (Continued)

The following is a summary of condensed financial information pertaining to the company described above as of September 30, 2010.

2010
Alpine Communications, L.C.

Assets	$24,196,908
Liabilities	11,758,049
Equity	$12,438,859

Revenues	$5,616,429
Expenses	4,924,426
Net Income	$692,003

The Company’s percentage ownership interests in partnerships providing cellular telephone services within their respective service areas at September 30, 2010 are as follows:

West Iowa Cellular, Inc.,	25.0%
RSA #1, Ltd.	10.3%
RSA #7, Ltd.	7.1%
RSA #9, Ltd.	16.7%

The following is a summary of condensed financial information pertaining to the remaining companies described above as of September 30, 2010.

2010
	RSA #7	RSA #9

Assets	$11,995,247	$7,614,977
Liabilities	2,964,703	2,108,047
Equity	$9,030,544	$5,506,930

Revenues	$18,639,804	$11,822,225
Expenses	13,142,923	8,890,639
Net Income	$5,496,881	$2,931,586

Third quarter 2010 financial statements were unavailable for West Iowa Cellular, Inc. as of the date of this report.  Estimates of Breda’s third quarter income from West Iowa Cellular, Inc. in the amount of $151,040 were included in Breda’s financial statements for the nine-month period ending September 30, 2010.

9

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7.     OTHER INVESTMENTS (Continued)

Third quarter 2010 financial statements were unavailable for RSA #1, Ltd. as of the date of this report.  Estimates of Breda’s third quarter income from RSA #1, Ltd. in the amount of $46,599 were included in Breda’s financial statements for the nine-month period ending September 30, 2010.

The Company has a 33.33% ownership interest in Quad County Communications (Quad County) at September 30, 2010.  This entity owns and operates a fiber optic network.

The following is a summary of condensed financial information pertaining to the company described above as of September 30, 2010.

2010
Quad County Communications

Assets	$74,200
Liabilities	6,743
Equity	$67,457

Revenues	$21,879
Expenses	45,983
Net Income	$(24,105)

The Company has a 33.33% interest in Guthrie Group, L.L.C. at September 30, 2010.  The following is a summary of condensed financial information pertaining to the company described above as of September 30, 2010.

2010
Guthrie Group, L.L.C.

Assets	$61,523
Liabilities	-
Equity	$61,523

Revenues	$2,216
Expenses	35,280
Net Income	$(33,064)

10

BREDA TELEPHONE CORP. AND SUBSIDIARIES
BREDA, IOWA

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7.     OTHER INVESTMENTS (Continued)

The Company had a 6.47% ownership interest in Hilbert Communications, LLC (Hilbert) at September 30, 2010.  Hilbert provides fiber optic transport services in Wisconsin, Illinois and Minnesota; provides roaming services to cellular carriers on their wireless network in Wisconsin; provides cellular services to retail customers in Wisconsin; provides wireless industry consulting services to carriers at any location; and provides all services as previously provided by the wholly-owned subsidiaries.

Third quarter 2010 financial statements were unavailable for Hilbert Communications, LLC as of the date of this report.  Estimates of Breda’s third quarter income from Hilbert Communications, LLC in the amount of $69,553 were included in Breda’s financial statements for the nine-month period ending September 30, 2010.

Partnership investments above with less than a 20% ownership are carried at equity due to the level of influence the Company has with respect to each investment.  Investments in limited liability companies are on the equity method if ownership is more than 3-5%.

11

Item 2.	Management's Discussion and Analysis of Financial Condition and Results of Operations.

Cautionary Statement on Forward Looking Statements and Industry and Market Data

Various discussions and statements in this Item and other sections of this quarterly report are or contain forward-looking statements that express Breda's current beliefs, forecasts, projections and predictions about future events.  All statements other than statements of historical fact are forward looking statements, and include statements with respect to financial results and condition; anticipated trends in business, revenues, net income, net profits or net losses; projections concerning operations, capital needs and cash flow; investment, business, growth, expansion, acquisition and divestiture opportunities and strategies; management's plans or intentions for the future; competitive position or circumstances; and other forecasts, projections and statements of expectation.  Words such as "expects," "estimates," "plans," "anticipates," "forecasts," "prospects," "predicts," "projects," "believes," "seeks," "should," "could," "may," "contemplates," "thinks," "future," "strategy," "potential," "possible," "intends," "hopes," "objectives," and other similar expressions or variations of those words or those types of words help identify forward looking statements.

Forward looking statements involve and are subject to various material risks, uncertainties and assumptions.  Forward looking statements are necessarily subjective and are made based on numerous and varied estimates, projections, views, beliefs, strategies and assumptions made or existing at the time of such statements and are not guaranties of future results or performance.  Forecasts and projections are also in all events likely to be inaccurate, at least to some degree, and especially over long periods of time, and in particular in a continually and rapidly changing industry such as the communications industry.  Forecasts and projections are also currently difficult to make with any degree of reliability or certainty given the uncertain regulatory environment for Breda and its subsidiaries and the difficult and uncertain credit, market and other economic circumstances in existence at the time of the preparation of this quarterly report.  Breda disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.  Breda cannot guarantee Breda's future results, performance or business conditions, and strong or undue reliance must not be placed on any forward-looking statements.

Actual future performance, outcomes and results may differ materially from those suggested by or expressed in forward looking statements as a result of numerous and varied factors, risks and uncertainties, some that are known and some that are not, and many of which are beyond the control of Breda and Breda's management.  It is not possible to predict or identify all of those factors, risks and uncertainties, but they include inaccurate assumptions or predictions by management, the accuracy and completeness of the publicly available information upon which part of Breda's business strategy is based and the various factors, risks and uncertainties set forth in this quarterly report and in the "Cautionary Statement on Forward Looking Statements and Industry and Market Data", "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Breda's Annual Report on Form 10-K for the year ended December 31, 2009.

12

Breda may have obtained industry, market, competitive position and other data used in this quarterly report or in Breda's general business plan from Breda's own research or internal surveys, studies conducted by other persons and/or trade or industry associations or general publications and other publicly available information.  Breda attempts to utilize third party sources of information which Breda believes to be materially complete, accurate, balanced and reliable, but there is no assurance of the accuracy, completeness or reliability of any third party information.  For example, a trade or industry association for an industry may present information in a manner that is more favorable to that industry than would be presented by an independent source.  Industry publications and surveys and other publicly available information also generally state that they have obtained information from third party sources believed to be accurate and reliable, but do not guarantee the accuracy, completeness or reliability of any information.

Overview

General

Breda's principal business is providing telephone services.  Telephone services are also provided by three of Breda's wholly-owned subsidiaries, Prairie Telephone Co., Inc., Westside Independent Telephone Company and BTC, Inc.  A total of eight Iowa towns currently receive telephone services from Breda, Prairie Telephone, Westside Independent or BTC, Inc.  The towns are Breda, Lidderdale, Macedonia, Farragut, Pacific Junction, Yale, Westside and Carroll.  All of the towns are located in central and southern Iowa.  Telephone services are also provided in the rural areas within approximately a 10 to 15 mile radius of the towns, except for Carroll.  No rural customers are served outside the city limits of Carroll.

Breda and its telephone subsidiaries operate seven of their telephone exchanges as the historical or incumbent local exchange carrier.  BTC, Inc. offers its telephone services in Carroll, Iowa as a competitive local exchange carrier.  Qwest is the incumbent local exchange carrier for the Carroll, Iowa area.

BTC, Inc. also provides Internet access services in its Carroll, Iowa market area and to the customers of Breda, Prairie Telephone and Westside Independent who subscribe for Internet services.

13

Breda also owns approximately 66.67% of the outstanding membership units of Carroll County Wireless, L.L.C., and the results of operations of Carroll County Wireless, L.L.C. are included in Breda's consolidated financial statements.  Carroll County Wireless, L.L.C. holds the PCS spectrum for most of Carroll County, Iowa.  PCS spectrum is bandwidth allocated by the Federal Communications Commission which can be used in the transmission of voice, data and television communications.  Carroll County Wireless, L.L.C.'s revenues are derived from fees paid to it under roaming agreements through i wireless agreements with other wireless carriers.  Breda is not actively marketing i wireless services to customers in Breda's telephone exchanges.

Breda and some of its subsidiaries also have investments in other entities which provide various communications related services in Iowa and, in some cases, certain surrounding states.

Tele-Services, Ltd. is also a wholly-owned subsidiary of Breda.  Tele-Services provides cable television services to six smaller Iowa towns.

Breda and its subsidiaries all conduct business under the names "W.I.N." or "Western Iowa Networks".

The telecommunication services provided by Breda or its subsidiaries include long distance services, dial-up and high-speed Internet services, sales of cell phone packages and related services, satellite Internet services, cable TV services, and various related goods and services.

BTC, Inc. began a construction project in Carroll, Iowa in September, 2009.  The project includes bringing fiber to the home and will allow BTC, Inc. to provide telephone services without leasing any lines from Qwest and also certain video services.  Breda anticipates that the project will be a two-year construction project, with an estimated total cost of $11,000,000.  The project is being financed primarily from a $10,000,000 broadband loan from the Rural Utilities Services.

Operating Segments

Breda organizes its business into three reportable segments.  Those segments are local exchange carrier services, broadcast services, and Internet service provider services.  Breda has organized its business into those segments because the segments are each strategic business units that are managed separately and that offer different products and services in different regulatory environments.

Local Exchange Carrier Services. This segment provides local and long distance telephone services, data services, and other services to customers in the local exchanges served by Breda and its telephone subsidiaries.  This segment also includes the revenue generated by Carroll County Wireless, L.L.C. through its i wireless agreements with other wireless carriers.

14

Broadcast Services.  This segment provided cable television services to customers in a total of twelve towns in Iowa and one town in Nebraska from January 1, 2009 through June 30, 2009.  Tele-Services sold seven of its southern Iowa cable TV systems and its cable system for Beaver Lake, Nebraska on July 1, 2009, and Tele-Services bought the cable television system in Breda's Macedonia, Iowa telephone exchange effective August 1, 2009. Tele-Services was therefore providing cable television services to six Iowa communities as of the date of this quarterly report.

Internet Services. This segment provides Internet access to customers in the local exchanges and the surrounding areas and in the Carroll, Iowa market area.  The Internet services are provided through BTC, Inc.

The segments in which Breda and its subsidiaries operate are as follows:

Local Exchange Carrier
Breda
Prairie Telephone Co., Inc.
Westside Independent Telephone Company
BTC, Inc.
Carroll County Wireless, L.L.C.

Broadcast Services
Tele-Services, Ltd.

Internet Service Provider
BTC, Inc.

Factors Affecting Breda's Operating Performance

Breda believes that a number of industry and company-specific factors are affecting and will continue to affect Breda's results of operations.  These factors include the following:

•
The effect on Breda's revenues of declining numbers of access lines caused by customer migration to cell phone usage only; technology advances allowing the provisioning of Internet services on the same access line as voice service; technology advances provisioning residential and business voice services over data circuits (VOIP); and the declining population base in the rural areas served by Breda.

Breda's strategic response to these trends includes efforts to introduce and provide enhanced local services and additional services like voice mail, dial-up and DSL Internet access, long distance services, and to provide cellular services through its agency agreement with U.S. Cellular.  Breda also seeks to maximize its telecom industry offerings by partnering with surrounding telephone companies in wireless service ventures and through investment in cellular partnerships within the state of Iowa and surrounding states.  Breda has also undertaken to compete with Qwest for voice, long distance, and Internet service customers in Carroll, Iowa.

15

•	The effect on Breda's revenues from recent and potential future changes in access rate regulation at both the state and the federal level.

•
The effect on Breda's revenues from rate and pricing structures caused by the competition of multiple providers in the Carroll, Iowa market.  The incumbent local exchange carrier (Qwest), the local cable TV provider (Mediacom) and additional outside competitors in that market have all partnered with telecommunication providers that can bring additional service components to complete a bundled service offering to the customer in what is known in the industry as the "triple play".  Customers receive local phone service, blocks of long distance service minutes, Internet services, and broadcast services (cable TV or satellite TV) for a competitive price.

Breda has switching capabilities for the Carroll, Iowa market that allows Breda to offer another type of high-speed Internet services, in addition to its voice, long distance and present Internet services.  The switching capabilities also allow Breda to be able to bring fiber to the home, which would be an overbuild of the Carroll market, and would allow Breda to be self-reliant in providing communication services to that community because Breda would then no longer need to lease access lines from Qwest to provide services.  BTC, Inc. obtained a $10,000,000 broadband loan from the Rural Utilities Services in April, 2009 for purposes of constructing fiber to the home in Carroll, Iowa.  BTC, Inc. began the approximately two-year project in September 2009, and presently has nearly all of the main line fiber placed in the ground.

Breda continues to evaluate modifying its package offerings and adjusting its pricing structures in order to attempt to remain competitive.

•
The effect on Breda's revenues from decreased customer counts for dial-up Internet and for cable TV services.  Competition and bundled services, declining population bases in Breda's rural service areas, and cost of technology upgrades play a role in the competition for, and retention of, customers.  Tele-Services has consolidated its cable TV programming transmission equipment in the communities where it is geographically feasible, in order to reduce system and service costs which are incurred to provide cable TV services.  Tele-Services sold seven of its southern Iowa cable TV systems and its one Nebraska cable TV system on July 1, 2009.  Tele-Services purchased the cable system in Macedonia, Iowa on August 1, 2009.

16

•
The effect on Breda's revenues from decreased access revenue caused by a decrease in the number of long distance calls originating from, or terminating to, an access line in one of Breda's telephone exchanges.  The proliferation of wireless phone usage, and the designation of new technology by the Federal Communication Commission as data services, instead of voice services, have both decreased the "minutes of use" on Breda's networks, which results in less access revenue, and caused the access payment structure to be renegotiated by the new technology providers and wireless providers.

Some of the above factors are discussed in more detail in the following discussion.

Revenues

The following table reflects, on a consolidated basis for Breda and its subsidiaries, the approximate percentage of Breda's and its subsidiaries' aggregate revenue which was derived from the three segments described above and from investments for the three-month periods ended September 30, 2010, and September 30, 2009, respectively:

			% of Total Revenues
	Three Months Ended		for the Three Months Ended
	September 30,		Ended September 30,

	2010	2009	2010	2009
OPERATING REVENUES
Local exchange carrier services	$1,631,772	$1,794,518	86.0%	88.1%
Broadcast services	53,100	48,074	2.8%	2.4%
Internet services	211,750	193,394	11.2%	9.5%
	$1,896,622	$2,035,986	100.0%	100.0%

Local Exchange Carrier Services.  Breda's revenue in this segment comes from the following sources:

1.
Local Network Services.  These revenues include monthly subscription charges for basic service and enhanced calling features, such as voice mail and caller ID, which are billed to residential and business customers.

17

2.
Network Access Services.  These revenues are generated from charges established to compensate Breda for the origination, transport and termination of calls generated by the customers of long distance carriers and for calls transported and terminated to the customers of wireless carriers.  These revenues are received from carriers such as AT&T, Verizon, MCI, and Sprint.  Breda also receives federally administered universal service support as a result of the interstate switched access support provisions put into place by the Federal Communications Commission.  The Universal Service Fund was started as a mechanism to promote phone service accessibility for everyone at affordable rates and comparable service.  The access charges for long distance services within Iowa are based on rates approved by the Iowa Utilities Board.  Switched and special access charges for interstate and international services are based on rates approved by the Federal Communications Commission.  The transport and termination charges paid by wireless carriers are specified in interconnection agreements negotiated with each individual wireless carrier.

3.
Long Distance Services.  Breda generates revenues for providing long distance services to its customers.  This revenue category also includes fees related to the provision of directory assistance and operator assistance services.

4.
Cellular Services.  Breda is an agent for the U.S. Cellular service area in Iowa, and Breda generates commission revenue from the sale of the wireless calling plans offered by U.S. Cellular to Breda's customers.  Breda also generates revenue from the sale of phones and accessories needed to receive wireless phone service.

5.
Billing and Collection Services.  Breda receives revenue for performing billing and collection services for long distance carriers.  Breda receives a minimal percentage of the long distance call dollars that Breda receives and processes through its customer billing system.  The customer receives one bill, which includes both local and long distance charges, instead of receiving a separate bill from their long distance carrier.

6.
Miscellaneous. Phone-related services generated by Breda include revenues from directory publishing, directory advertising, inside line care, the sale and maintenance of customer premise equipment, the sale and maintenance of phone systems, and the sale of pager services.  A significant revenue source is the rental of Breda's fiber optic toll trunks to other telecommunication providers.  Breda receives roaming revenue from Carroll County Wireless, L.L.C.'s roaming agreements with other wireless carriers.

18

Broadcast Services.  Revenues are generated in this segment from the monthly fees charged to customers for basic and premium cable TV services.

Internet Services.  The bulk of this segment's revenue is generated from monthly dial-up and high-speed Internet access services fees which are billed to residential and business customers.  Revenues are also generated from the sale of Internet equipment modems and routers, and from customer trouble-shooting and maintenance support fees.  The revenue that is generated through the offering of a satellite-based Internet service and a wireless Internet service are also included in Internet Services revenues.

Operating Expenses

Operating Expense Categories.

Breda's operating expenses are categorized as cost of services; depreciation and amortization; and selling, general and administrative.

Cost of Services.  This category includes expense for salaries and wages relating to plant operation and maintenance; network access costs; long distance provisioning costs; conference bridge provisioning costs; salary, wage, equipment, training, and advertising costs for cellular and retail services; postage; utilities; Internet service provisioning costs, and wireless roaming provisioning costs.

Depreciation and amortization.  This category of costs includes depreciation of the telecommunication equipment and network; Internet services equipment; cable TV programming equipment and transmission equipment; buildings; wireless tower and equipment, and amortization of intangible assets.

Selling, General and Administrative.  This category includes expenses for legal and accounting services; wages and benefits; contract service payments; travel, meals and lodging; investment fees; board of director fees and expense reimbursements; insurance premiums; supplies; advertising and promotion costs; dues and subscriptions; property taxes; and all customer service operations, marketing and sales operations, and administrative operations costs.

Results of Operations

The following table sets forth certain items reflected in Breda's consolidated statements of operations for the periods indicated, expressed as a percentage of total revenues:

19

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2010	2009	2010	2009

Operating revenues	100%	100%	100%	100%
Cost of services	61%	57%	50%	49%
Depreciation and amortization	15%	12%	12%	12%
Selling, general and administrative	32%	27%	25%	29%

Operating income	-8%	4%	13%	10%
Other income (expenses)	23%	25%	24%	31%
Income taxes	10%	11%	15%	13%

Net income	5%	18%	22%	28%

Three Months Ended September 30, 2010 and 2009

The table below sets forth the components of Breda's revenues for the three months ended September 30, 2010, compared to the same period in 2009.

	Three Months Ended
	September 30,		Change

	2010	2009	Amount	Percent
OPERATING REVENUES
Local Exchange Carrier
Local network services	$316,351	$254,311	$62,040	24.4%
Network access services	815,910	1,119,591	(303,681)	-27.1%
Long distance services	62,270	59,205	3,065	5.2%
Cellular services	381,600	316,852	64,748	20.4%
Uncollectibles	(9,487)	(21,695)	12,208	-56.3%
Miscellaneous	65,128	66,254	(1,126)	-1.7%
	$1,631,772	$1,794,518	$(162,746)	-9.1%

Broadcast Services	$53,100	$48,074	$5,026	10.5%

Internet services	$211,750	$193,394	$18,356	9.5%

	$1,896,622	$2,035,986	$(139,364)	-6.8%

There was a decrease in total operating revenues for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009, of $139,364, or 6.8%.

Local Exchange Carrier Services – ($162,746)

Local exchange carrier services revenues accounted for 86.0% of all operating revenue in the three-month period ended September 30, 2010.  There was a $162,746, or 9.1%, decrease in local exchange carrier services revenues for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.

20

Local network services revenues increased $62,040, or 24.4%, for the three months ended September 30, 2010, as compared to the same period in 2009, because of the increased number of customers taking phone service from BTC, Inc. in Carroll, Iowa, and because of rate increases on some of Breda’s ILEC customers beginning in 2009.  While the CLEC operation shows growth in its subscriber base, Breda is experiencing declines in the subscriber bases of its rural ILEC exchanges.  Breda implemented a $3.50 per month rate increase for its customers in its Breda, Lidderdale and Westside exchanges who subscribe to local phone service.  The rate increase became effective on February 1, 2009, and the increase affected approximately 1,145 customers.  Breda also implemented a $4.00 per month rate increase for its business customers and a $3.50 per month rate increase for its residential customers in its Carroll exchange who subscribe to local phone service.  The rate increase became effective on May 1, 2010, and the increase affected approximately 693 customers.

Breda's long distance services revenue increased $3,065, or 5.2%, for the three months ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  This increase in revenue resulted from both a 6.5% increase in the number of long distance subscribers and a 9.0% increase in long distance minutes of use for the three months ended September 30, 2010, when compared to the same three-month period in 2009.  The three month period ended September 30, 2010 was unusual because overall, Breda has experienced the industry-wide trend decrease in minutes of use whereby subscribers are utilizing their package of minutes on their cell phone plans to make more of their long distance calls instead of using their long distance service through their local telephone provider such as Breda.

Network access services decreased $303,681, or 27.1%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  Approximately $203,000 of the decrease resulted from the non-payment of network access minutes when BTC and XO Communications signed an agreement on June 15, 2010 to settle their conference bridge minutes dispute.   Breda also experienced decreased intrastate access revenue caused by the Iowa Utilities Board’s 3.1 cent per minute reduction for switching revenue and the common carrier line rate elements which became effective on February 9, 2009, as well as the almost 50% reduction in high cost loop funding from the universal service fund which went into effect January 1, 2009.  Breda’s incumbent local exchange carrier companies experienced a 12.5% decrease in overall originating and terminating minutes of use on their networks during the three month period ended September 30, 2010 when compared to the three month period ended September 30, 2009.  The main cause of this decrease as noted previously is due to the industry-wide trend whereby subscribers are utilizing their package of minutes on their cell phone plans to make more of their long distance calls instead of using their long distance service through their local telephone provider such as Breda.

21

Breda has contracted with a conference bridge vendor for the transport of long distance calls over Breda’s networks.  Breda initially began billing for these services in September 2006, and began billing for additional conference bridge services in March 2007.  Breda's provider of the conference bridge minutes decreased its use of the bridges in Breda’s location during 2009 while negotiations were being conducted with carriers for the payment of access revenue on this traffic, and until a new agreement was reached between Breda and its conference bridge vendor.  The initial conference bridge vendor agreement terminated on December 31, 2009.  The renegotiated agreement became effective January 1, 2010, and Breda has seen an increase of approximately 24,630,078 conference bridge minutes for the three-month period ended September 30, 2010 when compared to the three-month period ended September 30, 2009.  Breda has negotiated settlement agreements with its main carriers such as AT&T and Verizon, and the access rates included in the access revenue for its conference bridge traffic for the three months ended September 30, 2010, reflect discounted rates based on volume, instead of Breda’s normal access tariff rates.  The settlement rates reflect an approximate 75% discount from Breda’s tariffed rates.

Breda, along with all other Iowa carriers subject to the Iowa Utilities Board’s ruling that became effective on February 9, 2009, experienced a 3.1 cent per minute reduction in its intrastate access rate received on all intrastate access minutes.  Breda estimates that this reduction in intrastate access rates resulted in a $27,229 reduction for the three months ended September 30, 2010, when compared to the three-months ended September 30, 2009.

Breda also experienced a decrease in 2009 for its high cost loop support payment.  The National Exchange Carriers Association filed its 2009 Modification of the Average Schedule Universal Service High Cost Loop Support Formula with the FCC on August 29, 2008.  In this filing, which the FCC accepted and became effective on January 1, 2009, there were modifications to the formula used to calculate interstate universal service fund high cost loop expense adjustments for average schedule companies.  Breda estimates that the reduction in this universal service fund payment during the three months ended September 30, 2010 was approximately $2,220.  This decrease was offset by an increase in Interstate Common Line Support of $13,197, and an increase of $20,560 in the Safety Net Additive.  Breda estimates that the total universal service fund payments increase of $28,203, combined with the NECA settlement payments increase, totaled approximately a $51,326 increase in payments when comparing the two three-month periods.  The remaining overall decrease in access revenue was caused by an overall decrease in the long distance minutes of use generated by customers using Breda’s network to originate or terminate long distance calls.

22

Breda continues to add customers to its Carroll, Iowa, CLEC customer base, and therefore also to its long distance services customer base.  These customers generate access revenue when they use Breda's networks to make long distance calls.  However, as noted previously, more customers are using their wireless plans to make long distance calls, so Breda’s overall toll minutes on which access revenue is generated continues to decrease.

Cellular services increased $64,748, or 20.4%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  The overall number of customers served between the two three-month periods increased 7.7%, and there was a decrease in the amount of cellular commission chargebacks for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.

Uncollectibles decreased $12,208, or 56.3%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  The uncollectibles are related to customer accounts, and the difference in the three months periods is related to the timing of bankruptcy filings or factors affecting the payment of customer invoices.

Miscellaneous revenue decreased $1,126, or 1.7%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  Roaming revenue for wireless minutes of service increased $6,757, or 73.2%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009, with the increase resulting from an increase in data usage minutes.  Other nonregulated services revenue decreased $2,220, or 17.0%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009, and is mainly attributable to the decrease in the number of phone systems sold.  Directory listing revenue decreased $10,085 when comparing the respective three month periods, but traffic aggregation revenue increased $4,832 during the three month period ended September 30, 2010 when compared to the three month period ended September 30, 2009.

Billing and collection revenue, which is included in miscellaneous revenue, decreased $113, or 4.3%, for the three month period ended September 30, 2010, when compared to the same three month period in 2009.  Billing and collection revenue is generated when Breda receives revenue for billing the long distance services of other carriers and placing those amounts on Breda’s customer invoices so that the customers receive only one invoice for all services.

23

Broadcast Services – $5,026

Broadcast services revenue increased $5,026, or 10.5%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009. Tele-Services sold seven of its southern Iowa cable television systems and its Beaver Lake, Nebraska cable television system on July 1, 2009.  The latter sales affected approximately 1,146 customers.  On August 1, 2009, Tele-Services purchased the cable television system for Macedonia, Iowa.  This purchase added approximately 68 customers to Tele-Services’ customer base.  Most of those cable television customers already received telephone service from Breda.  Tele-Services was providing cable TV service to 588 subscribers as of September 30, 2010, compared to 628 customers on September 30, 2009.  The increase in revenue for the three-month period ended September 30, 2010 was caused by cable service rate increases implemented in all of Tele-Services’ cable service communities on June 1, 2010.  A $4.05 basic service rate increase was implemented on June 1, 2010 in five of the communities, and a $6.00 basic service rate increase was implemented on June 1, 2010 in the Macedonia community.

Internet Services – $18,356

Internet services revenue increased $18,356, or 9.5%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  Breda experienced a 14.2% increase in its high-speed Internet customer base when comparing the two periods, which has helped offset the decrease in Breda’s dialup Internet customer base.  The decrease in dialup Internet customers is the result of the migration of customers to high-speed Internet because of an overall decrease in the price for high-speed Internet.  Breda is gaining high-speed Internet customers in the Carroll, Iowa area because BTC, Inc. is offering bundled services packages that include Internet services, as well as local telephone and other communication services.  In July 2009, Breda added bandwidth options between 3MB and 10 MB for its customers in Breda, Iowa.  On November 1, 2009, Breda began offering 3MB and 5MB high-speed Internet options in its ILEC communities of Macedonia, Farragut, Lidderdale, Pacific Junction and Westside, Iowa.

24

OPERATING EXPENSES

The table below sets forth the components of Breda's operating costs for the three months ended September 30, 2010, compared to the same period in 2009.

	Three Months Ended
	September 30,		Change

	2010	2009	Amount	Percent
OPERATING EXPENSES
Cost of services
Plant specific operations	$584,553	$560,734	$23,819	4.2%
Plant nonspecific operations	114,490	125,081	(10,591)	-8.5%
Cost of long distance	47,215	49,013	(1,798)	-3.7%
Cost of cellular	292,712	300,707	(7,995)	-2.7%
Cost of internet	64,745	71,155	(6,410)	-9.0%
Cost of programming	50,721	46,162	4,559	9.9%
Total cost of services	$1,154,436	$1,152,852	$1,584	0.1%

Depreciation and amortization	$289,064	$253,087	$35,977	14.2%

Selling, general and administrative
Customer operations	$142,923	$183,822	$(40,899)	-22.2%
Corporate operations	391,977	376,614	15,363	4.1%
General taxes	72,067	(11,730)	83,797	-714.4%
Total selling, general and administrative	$606,967	$548,706	$58,261	10.6%

	$2,050,467	$1,954,645	$95,822	4.9%

Cost of Services – $1,584

Cost of services increased $1,584, or 0.1%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  Plant specific operations increased $23,819, or 4.2%.  The plant specific expenditures increased $24,160 for non-regulated services, which was almost all attributable to BTC, Inc.’s fiber to the home project in Carroll, Iowa.  These expenditures were incurred for inside wiring expense when businesses and residential homes were wired for fiber to the home services.  Most all other plant specific expenditures such as central office equipment, outside plant expense, land and building expense, distribution system expense, buried cable expense and vehicle expense were relatively unchanged when comparing the three month period ended September 30, 2010 with the three month period ended September 30, 2009.   Conference bridge provisioning increased $515 when comparing the three-month period ended September 30, 2010 with the three-month period ended September 30, 2009, and was relatively unchanged between those three month periods because the minutes of use available for payment were similar during those three month periods.  Conference bridge marketing fees are included in conference bridge provisioning and are dependent on both the volume of minutes and the revenue received for the minutes.  As noted previously, Breda has finalized settlement agreements with some of the carriers for discounted rates.

25

Plant nonspecific operations decreased $10,591, or 8.5%, during the three month period ended September 30, 2010 when compared to the three month period ended September 30, 2009 because, while USF contributions are being coded to plant nonspecific operations for the three month period ended September 30, 2010, and for which there were no corresponding amounts for the three month period ended September 30, 2009, they were offset by decreases in provisioning expenses and testing expenses during the three month period ended September 30, 2010.

Long distance provisioning costs decreased $1,798, or 3.7%, and reflects the timing difference caused by the cutoff date used for minutes billed to Breda versus the cutoff date used by Breda to record minutes of use to bill its customers.  Breda had shown an increase in minutes of use when comparing the three month period ended September 30, 2010 to the three month period ended September 30, 2009.

Cellular provisioning costs decreased $7,995, or 2.7%, and reflects the decreased cost of equipment and accessories, and labor, to serve the 7.7% increase in the cellular customers base during the three months ended September 30, 2010, when compared to the three-month period ended September 30, 2009.

Internet provisioning costs decreased $6,410, or 9.0%, for the three month period ended September 30, 2010 when compared to the three month period ended September 30, 2009.  Some of Breda’s Internet provisioning costs have decreased because of Breda’s upgrade of its network and its ability to provision its Internet services over Ethernet, which not only allows Breda to provision at a lower cost, but because of its increased bandwidth capabilities, Breda can also provision more customers on these facilities without having to expand its capacity.

Cost of video programming fees increased $4,559, or 9.9%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  Even though Tele-Services is a member of an industry programming purchasing group, Tele-Services continues to see significant increases in the programming rates paid by Tele-Services in order to offer its cable TV offerings.  BTC, Inc. has begun to incur IPTV programming costs in preparation for launching its IPTV system over its fiber to the home network in Carroll, Iowa in January 2011.  Those fees are included in the programming fees for the three-month period ended September 30, 2010, and for which there were no corresponding fees in the three-month period ended September 30, 2009.

26

Depreciation and Amortization –$35,977

Depreciation and amortization expense increased $35,977, or 14.2%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  Breda is depreciating an OC-192 fiber optic ring and five meta-switches, which all became operational in the latter part of 2008 and in 2009. Breda is also starting to depreciate over $3,000,000 in new plant assets for a switch and fiber optic plant in its CLEC operations.  Many of Breda’s assets, especially its cable televisions systems and equipment, have, however, begun to reach the end of their depreciable life, so depreciation expense is somewhat offset by the depreciation that is no longer available for those older systems and equipment.   Also, with the sale of eight of Tele-Services' cable TV properties on July 1, 2009, those assets are no longer generating depreciation expense.  Some of Breda’s new capital expenditures, such as its fiber overbuild project, are accounted for as Plant under Construction, and will not generate depreciation expense until they become operational.

Selling, General and Administrative –$58,261

Selling, general and administrative expenses increased $58,261, or 10.6%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  Customer operations decreased $40,899, or 22.2%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009, and mainly resulted from a decrease in advertising expenses as well as decreased wages and benefits when a full time position was not replaced when it became vacant.

Corporate operations increased $15,363, or 4.1%, during the three-month period ended September 30, 2010, when compared to the same period in 2009, and was mainly attributable to increased computer and IT maintenance costs.  In 2009, Breda hired outside consultants to facilitate the risk assessment, documentation, testing, and implementation of its SEC-mandated internal control program for both financial controls and information technology controls.  There were no corresponding internal control consulting costs for the quarter ended September 30, 2010.  This decrease in consulting costs was offset by a larger increase in wages and benefits due to the addition of a corporate officer in June 2009 and a full-time IT staff member in September 2009.

Property and general taxes expense increased $83,797, or 714.4%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009, and is a function of the assessed valuation and tax rate each year.

27

OTHER INCOME (EXPENSE)

The table below sets forth the components of other income (expense) for the three-month period ended September 30, 2010, compared to the same period in 2009.

	Three Months Ended
	September 30,		Change

	2010	2009	Amount	Percent
OTHER INCOME (EXPENSE)
Interest and dividend income	$58,467	$59,563	$(1,096)	-1.8%
Gain on sale of investments	1,413	524	889	169.7%
Gain or (Loss) on disposal of assets	4,707	(65,530)	70,237	107.2%
Interest expense	(16,549)	(129)	(16,420)	-12,728.7%
Allowance for funds used during construction	16,407	-	16,407	100.0%
Income from equity investments	388,628	80,704	307,924	381.5%
Gain on reversal of note receivable impairment	-	445,252	(445,252)	100.0%
Other, net	799	(2,597)	3,396	130.8%
	$453,872	$517,787	$(63,915)	-12.3%

Interest and Dividend Income.  Interest and dividend income decreased $1,096, or 1.8%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  This decrease in interest and dividend income was due to decreased interest rates on Breda’s temporary investments and marketable securities when comparing the respective three-month periods, and from the decrease in held temporary investments when they were liquidated at the time of maturity for use in operations.

Gain or (loss) on sale of investments. Both the $1,413 gain on sale of investments for the three-month period ended September 30, 2010, and the $524 gain on sale of investments for the three-month period ended September 30, 2009, represents the gain on the redemption of temporary investments.

Gain or (loss) on disposal of assets. The $4,707 gain on disposal of assets for the three-month period ended September 30, 2010, was a combination of the $441 loss on the retirement of computers, $5,043 gain on the disposal of equipment in Lidderdale damaged by lightning, and the $105 gain from the sale of cabinets.  The $65,530 loss on the disposal of assets for the three-month period ended September 30, 2009 resulted from the net gains and losses on the retirement of service vehicles and work equipment, and the $57,349 loss on the sale of cable TV properties.

Interest Expense.  The $16,420, or 12,728.7%, increase in interest expense for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009, is the net result of the reduction to zero of the Rural Telephone Finance Cooperative loan balance on which interest was paid because of the final prepayment of all remaining principal on April 30, 2009, and from the additional interest expense generated from BTC, Inc.'s loans with the Rural Utilities Services for the Carroll overbuild project. As noted previously, Breda’s subsidiary, BTC, Inc. is financing its fiber to the home overbuild of Carroll, Iowa with a $10,000,000 broadband loan from Rural Utilities Services.  Interest payments totaling $16,407 on the $2,064,329 in loan advances from the RUS have been capitalized as project costs during the three-month period ended September 30, 2010.

28

Allowance for funds used during construction.  The $16,407 allowance for funds used during construction for the three-month period ended September 30, 2010 represents the interest on the RUS broadband loan that was capitalized, and for which there was no comparable entry for three-month period ended September 30, 2009.

Income from Equity Investments.  Income from equity investments increased $307,924, or 381.5%, for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009.  The equity investments income shown on Breda's financial statements is Breda's pro-rata share of the net income or net loss of each equity investment, based on Breda's percentage of ownership in each equity investment.  The increase in income from equity investments reported on Breda's income statement for the three-month period ended September 30, 2010 is a reflection of the net increases and decreases in the net income of Breda's equity investments.  Most of Breda's equity investments are in cellular partnerships.  Some of these cellular investments now receive universal service funding, which has increased their overall operating revenue.  An additional source of income from equity investments arises from Breda’s ownership interest in Alpine Communications, L.C., an operating telephone company in northeastern Iowa, and in Hilbert Communications, LLC, a telecommunications and information technology services company operating mainly in Wisconsin.

Gain on reversal of note receivable impairment.  The $445,252 gain on reversal of note receivable impairment for the three-month period ended September 30, 2009, has no comparable entry for the three-month period ended September 30, 2010.

Other, net.  The $3,396, or 130.8%, increase in other net income for the three-month period ended September 30, 2010, when compared to the three-month period ended September 30, 2009, is mainly attributable to the change in partnership-related costs.

Income Tax Expense.  Income taxes decreased $35,063, or 15.0%, for the three-month period ended September 30, 2010, when compared to the same period in 2009.  The effective tax rate in 2010 is 66.06%, compared to a 38.93% tax rate in 2009.  The effective tax rate differs from the U.S. statutory rate due to state income taxes, and the proportion of income from investments which are exempt from income tax.

Net Income.  Net income decreased $265,275, or 72.5%, for the three-month period ended September 30, 2010, when compared to the same period in 2009.

29

Nine Months Ended September 30, 2010 and 2009

The following table sets forth the components of Breda's revenues for the nine months ended September 30, 2010, compared to the same period in 2009.

	Nine Months Ended
	September 30,		Change

	2010	2009	Amount	Percent
OPERATING REVENUES
Local Exchange Carrier
Local network services	$920,661	$739,061	$181,600	24.6%
Network access services	3,898,570	3,326,269	572,301	17.2%
Long distance services	191,677	187,510	4,167	2.2%
Cellular services	1,209,915	1,188,419	21,496	1.8%
Uncollectibles	(13,013)	(22,275)	9,262	-41.6%
Miscellaneous	184,717	158,698	26,019	16.4%
	$6,392,527	$5,577,682	$814,845	14.6%

Broadcast Services	$153,946	$333,746	$(179,800)	-53.9%

Internet services	$620,185	$573,089	$47,096	8.2%

	$7,166,658	$6,484,517	$682,141	10.5%

There was an increase in total operating revenues for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009, of $682,141, or 10.5%.

Local Exchange Carrier Services – $814,845

Local exchange carrier services revenues accounted for 89.2% of all operating revenues in the nine-month period ended September 30, 2010.  There was a $814,845, or 14.6%, increase in local exchange carrier services revenues for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.

Local network services revenues increased $181,600, or 24.6%, for the nine months ended September 30, 2010, as compared to the same period in 2009, primarily because of the increased number of customers taking phone service from BTC, Inc. in Carroll, Iowa.  While the CLEC operation has shown growth in its subscriber base, Breda is experiencing declines in the subscriber bases of its rural ILEC exchanges.  Breda also implemented a $3.50 per month rate increase for its customers in its Breda, Lidderdale and Westside exchanges who subscribe to local phone service.  The rate increase became effective on February 1, 2009, and the increase affected approximately 1,145 customers.  Breda also implemented a $4.00 per month rate increase for its business customers and a $3.50 per month rate increase for its residential customers in its Carroll exchange who subscribe to local phone service.  The rate increase became effective on May 1, 2010, and the increase affected approximately 693 customers.

30

Network access services increased $572,301, or 17.2%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  This increase mainly resulted from the increase in terminating access minutes generated from traffic delivered to Breda’s conference bridge in Carroll, Iowa.  Prior to the negotiation of agreements with carriers, these minutes were recorded at BTC’s access rates in the network access services accounts with an estimated allowance recorded in the uncollectibles accounts. Breda has contracted with a conference bridge vendor for the transport of long distance calls over Breda's networks.  Breda initially began billing for these services in September 2006, and began billing for additional conference bridge services in March 2007.  Breda’s conference bridge services, net of the XO Communications adjustment of approximately $203,000, generated approximately $2,253,524 of access revenue for the nine-month period ended September 30, 2010, compared to approximately $1,643,343 for the nine-month period ended September 30, 2009.  Breda’s conference bridge revenue also somewhat decreased during the nine month period ended September 10, 2010 when compared to the nine month period ended September 30, 2009, because additional carriers are disputing high volume access charges, for which BTC is estimating an allowance for uncollectible accounts.  These estimates are included in the network access revenue services.   The conference bridge services minutes of use increased by approximately 69,093,711 minutes when comparing the nine-month period ended September 30, 2010, with the nine-month period ended September 30, 2009.  Breda’s provider of conference bridge minutes decreased the volume of traffic it was sending to the conference bridges in Breda’s location while negotiations were underway with interexchange carriers on the payment of access revenue for this traffic. Breda has negotiated settlement agreements with its main carriers such as AT&T and Verizon, and the access rates included in the access revenue for its conference bridge traffic for the nine months ended September 30, 2010, reflects discounted rates based on volume, instead of Breda’s normal access tariff rates.  The settlement rates reflect an approximate 75% discount from Breda’s tariffed rates.

Breda's access revenue has also been adversely affected by the Iowa Utilities Board’s ruling which became effective on February 9, 2009, and which decreased the intrastate access rate on all intrastate minutes by 3.1 cents per minute.  Breda estimates that this reduction in intrastate access rates resulted in an approximate $85,438 decrease in network access revenue for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.

31

Breda also experienced a decrease in 2010 for its high cost loop support payment.  The National Exchange Carriers Association filed its 2009 Modification of the Average Schedule Universal Service High Cost Loop Support Formula with the FCC on August 29, 2008, which was accepted by the FCC, and became effective on January 1, 2009.  The filing resulted in modifications to the formula used to calculate interstate universal service fund high cost loop expense adjustments for average schedule companies.  Breda estimates that the reduction in this universal service fund payment during the nine months ended September 30, 2010 was approximately $66,729.  This decrease was offset by an increase in Interstate Common Line Support of $26,961, and an increase of $60,566 in Safety Net Additive payments.  Breda estimates that the $66,729 universal service fund payments increase, combined with the NECA settlement payments increase, totaled approximately a $93,343 increase in payments when comparing the two nine-month periods.  The remaining overall decrease in access revenue was caused by an overall decrease in the long distance minutes of use generated by customers using Breda’s network to originate or terminate long distance calls.

Breda continues to add customers to its Carroll, Iowa, CLEC customer base, and therefore also to its long distance services customer base.  These customers generate access revenue when they use Breda’s networks to make long distance calls.  However, as noted previously, more customers are using their wireless plans to make long distance calls, so Breda’s overall toll minutes on which access revenue is generated continues to decrease.

Breda's long distance services revenue increased $4,167, or 2.2%, for the nine months ended September 30, 2010, when compared to the nine-month period ended September 30, 2009. Breda experienced a 7.3% increase in its long distance customer base when comparing the two periods, and the increase has helped offset a general decrease in the average minutes used by each customer on a monthly basis.  Breda’s long distance minutes of use decreased 1.2% when comparing the two nine-month periods.  Breda has received a good response to its package offerings that include local and long distance service from both residential and business customers.  Breda believes that the decrease in the average minutes used by customers arises from the industry wide trend of subscriber's using their cell phones rather than using their local telephone provider to make long distance calls.

Cellular services increased $21,496, or 1.8%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009. Breda’s cellular customer activations increased 0.9% during the nine-month period ended September 30, 2010 when compared to the nine-month period ended September 30, 2009. The reason for the increased revenue when comparing the two nine-month periods is the increase in the transaction fees from smart phones and other higher priced data plans.

32

Uncollectibles decreased $9,262, or 41.6%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  These uncollectibles are related to customer accounts, and the decrease when comparing the two nine month periods is a function of the timing of circumstances causing the write-off of unpaid accounts.

Miscellaneous revenues increased $26,019, or 16.4%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009. Other nonregulated services revenue decreased $1,761, or 4.9%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009, and is mainly attributable to the overall decrease in customer premise equipment rental and services.  Roaming revenue for wireless minutes of service increased $17,359, or 79.8%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009, and is the result of additional minutes from other wireless carriers negotiated on roaming agreements for Breda’s subsidiary, Carroll County Wireless, LLC.  The remaining increase in miscellaneous revenue is mainly attributable to increased traffic aggregation revenue for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009. Miscellaneous revenues also increased from billing and collection services revenue when comparing the two, nine month periods.

Broadcast Services – ($179,800)

Broadcast services revenue decreased $179,800, or 53.9%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  The broadcast services revenue decrease is attributable to the decrease in the number of cable TV subscribers between the those nine-month periods.  Tele-Services sold seven of its southern Iowa cable television systems and its Beaver Lake, Nebraska cable television system on July 1, 2009.  The latter sale affected approximately 1,146 customers.  On August 1, 2009, Tele-Services purchased the cable television system for Macedonia, Iowa.  This purchase added approximately 68 customers to Tele-Services’ customer base.  Most of those cable television customers already received telephone service from Breda.  Breda was providing cable TV service to 588 subscribers as of September 30, 2010, compared to 628 customers on September 30, 2009.   A $4.05 basic service rate increase was implemented on June 1, 2010 in five of Tele-Services’ cable service communities, and a $6.00 basic service rate increase was implemented on June 1, 2010 in the Macedonia community.

Internet Services – $47,096

Internet services revenue increased $47,096, or 8.2%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  Breda experienced a decrease of 34.9% in its dial-up customer base and a 13.4% increase in its high-speed Internet customer base when comparing the those nine-month periods.  The decrease in dialup Internet customers is the result of the migration of customers to high speed Internet because of an overall decrease in the price for high speed Internet.  Breda is gaining high-speed Internet customers in the Carroll, Iowa area because BTC, Inc. is offering bundled services packages that include Internet services, as well as local telephone and other communication services.  On November 1, 2008, Breda implemented both lowered rates and increased bandwidth for its residential customers in Carroll, Iowa.  All current customers receiving 256K on that date began receiving 1 MB of bandwidth, and all customers receiving 1 MB of bandwidth began receiving 3 MB of bandwidth on that date. On November 1, 2008, residential pricing for 1 MB of service dropped from $47.99 per month to $29.99 per month.  In July 2009, Breda added bandwidth options between 3MB and 10 MB for its customers in Breda, Iowa.  On November 1, 2009, Breda began offering 3MB and 5MB high-speed Internet options in its ILEC communities of Macedonia, Farragut, Lidderdale, Pacific Junction and Westside, Iowa.

33

OPERATING EXPENSES

The table below sets forth the components of Breda's operating costs for the nine months ended September 30, 2010, compared to the same period in 2009.

	Nine Months Ended
	September 30,		Change

	2010	2009	Amount	Percent
OPERATING EXPENSES
Cost of services
Plant specific operations	$1,850,542	$1,382,015	$468,527	33.9%
Plant nonspecific operations	357,793	329,216	28,577	8.7%
Cost of long distance	141,140	150,690	(9,550)	-6.3%
Cost of cellular	905,728	883,732	21,996	2.5%
Cost of internet	191,184	202,039	(10,855)	-5.4%
Cost of programming	144,810	262,846	(118,036)	-44.9%
Total cost of services	$3,591,197	$3,210,538	$380,659	11.9%

Depreciation and amortization	$817,268	$780,945	$36,323	4.7%

Selling, general and administrative
Customer operations	$448,440	$629,623	$(181,183)	-28.8%
Corporate operations	1,211,352	1,163,292	48,060	4.1%
General taxes	150,823	66,590	84,233	126.5%
Total selling, general and administrative	$1,810,615	$1,859,505	$(48,890)	-2.6%

	$6,219,080	$5,850,988	$368,092	6.3%

34

Cost of Services – $380,659

Cost of services increased $380,659, or 11.9%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  Plant specific operations increased $468,527, or 33.9%, with $474,859 of the increase mainly attributable to an increase in the marketing and provisioning costs to provide conference bridge services.  Marketing fees are dependent on both the volume of the minutes and the revenue received for the minutes.  As noted previously, Breda has finalized settlement agreements with some of the carriers for discounted rates.  Other plant specific costs that decreased when comparing the two nine-month periods ended September 30, 2010, and September 30, 2009, were costs for customer premise equipment, outside plant maintenance and repairs, central office repairs and maintenance, land and building expense, distribution system power and expense.

Plant nonspecific operations increased $28,577, or 8.7%, due mainly to increased USF contribution expense and testing expense offset by a decrease in provisioning expense. Testing expense increased $20,629 when comparing the nine-month periods ended September 30, 2010, and September 30, 2009, and resulted from increased labor costs associated with preparatory work for Breda’s fiber-to-the-home roll-out after construction is completed in late 2010 or early 2011.

Long distance provisioning costs decreased $9,550, or 6.3%, and reflects the decrease in overall minutes even though the rate per minute costs that Breda must pay to its brokers to provide long distance services to its customers continues to increase. Breda had a 7.3% increase in customers subscribing to Breda’s long distance services for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009, but its long distance minutes of use per customer decreased 7.9% when comparing those two nine-month periods.

Cellular provisioning costs, which includes the purchase of phones and accessories, and labor costs, increased $21,996, or 2.5%, and reflects the increased cost of equipment and accessories to serve the 0.9% increase in the cellular customers for the nine-month period ended September 30, 2010 when compared to the nine-month period ended September 30, 2009.

Internet provisioning costs decreased $10,855, or 5.4%, during the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  This decrease resulted from Breda’s upgrade of its network and its ability to provision its Internet services over Ethernet, which not only allows Breda to provision at a lower cost, but because of its increased bandwidth capabilities, Breda can also provision many more customers on these facilities without having to expand its capacity.

35

As noted previously, Tele-Services sold eight of its remaining cable TV communities on July 1, 2009. The decrease in the number of cable TV customers due to those actions is reflected in the programming fees which decreased $118,036, or 44.9%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  Even though Tele-Services is a member of an industry programming purchasing group, Tele-Services continues to see significant increases in the programming rates paid by Tele-Services in order to offer its cable TV offerings.  Tele-Services also began paying retransmission agreement fees on January 1, 2009, for local broadcast stations.

Depreciation and Amortization – $36,323

Depreciation and amortization expense increased $36,323, or 4.7%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  Breda had significant capital investments in outside plant equipment, switches and in new financial and provisioning software during 2009 and 2010.  The depreciation on some of these items is reflected in the nine-month period ended September 30, 2010, but was not applicable to the nine-month period ended September 30, 2009.  Some of the capital investments in Breda’s fiber project in Carroll, Iowa, are presently classified as Plant Under Construction and are not being depreciated.  Those assets will be depreciated when they are placed into service.

Selling, General and Administrative – ($48,890)

Selling, general and administrative expenses decreased $48,890, or 2.6%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  Customer operations decreased $181,183, or 28.8%, for the nine-month period ended September 30, 2010 when compared to the nine-month period ended September 30, 2009, and mainly resulted from decreased wages and benefits when a full time position was not replaced when it became vacant, and also from a decrease in advertising and promotion expenditures.  Beginning in 2010, cellular services advertising and promotion expenses are reported under cellular services provisioning instead of corporate advertising expenses.  The advertising expenses coded to cellular provisioning for the nine-month period ended September 30, 2010 totaled $7,380.

Corporate operations increased $48,060, or 4.1%, when comparing the nine-month periods. In 2009 Breda hired outside consultants to facilitate the risk assessment, documentation, testing, and implementation of its SEC-mandated internal control program for both financial controls and information technology controls.  In 2009 Breda also had legal and consulting fees associated with strategic planning opportunities regarding its investment in Alpine Communications, L.C., Hilbert Communications, LLC, the 700 MHz auction, fiber to the home project in Carroll, as well as strategic planning for Breda's own operations.  While there was a $108,378 decrease in consulting services for the nine-month period ended September 30, 2010, there were increases in legal, accounting, insurance, labor, and benefit costs when comparing the respective nine-month periods.  The decrease in consulting costs was offset by a larger increase in wages and benefits due to the addition of a corporate officer in June 2009 and a full-time IT staff member in September 2009.

36

Property and general taxes expense increased $84,233, or 126.5%, when comparing the nine-month period ended September 30, 2010 to the nine-month period ended September 30, 2009.  Any increase or decrease in property tax expense is based on the annual valuation assessments received each year from the county assessors.

OTHER INCOME (EXPENSE)

The table below sets forth the components of other income (expense) for the nine-month period ended September 30, 2010, compared to the same period in 2009.

	Nine Months Ended
	September 30,		Change

	2010	2009	Amount	Percent
OTHER INCOME (EXPENSE)
Interest and dividend income	$299,325	$331,212	$(31,887)	-9.6%
Gain on sale of investments	1,975	1,358	617	45.4%
Gain or (Loss) on disposal of assets	95,715	(71,883)	167,598	233.2%
Interest expense	(48,077)	(26,086)	(21,991)	-84.3%
Allowance for funds used during construction	47,859	-	47,859	100.0%
Income from equity investments	1,318,227	1,376,076	(57,849)	-4.2%
Gain on reversal of note receivable impairment	-	445,252	(445,252)	100.0%
Other, net	(8,875)	(22,655)	13,780	60.8%
	$1,706,149	$2,033,274	$(327,125)	-16.1%

Interest and Dividend Income.  Interest and dividend income decreased $31,887, or 9.6%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  This decrease in interest and dividend income was due mainly to decreased interest rates on both temporary investments and marketable securities on which Breda generates interest income.  Breda redeemed investments as they matured in 2010, which also resulted in less interest income being generated. Two of Breda’s subsidiaries, Prairie Telephone and Westside Independent, received dividends totaling $93,856 from their investment in Iowa Network Services during the nine-month period ending September 30, 2010, and for which the corresponding income during the nine-month period ended September 30, 2009 was also $93,856.  Overall dividend income increased $6,451 when comparing those nine-month periods.

37

Gain or (loss) on sale of investments. Both the $1,975 gain on sale of investments for the nine-month period ended September 30, 2010, and the $1,358 gain on sale of investments for the nine-month period ended September 30, 2009, represent the gain on the redemption of temporary investments.

Gain or (loss) on disposal of assets. The $95,715 gain on disposal of assets for the nine-month period ended September 30, 2010, was a combination of the $95,000 gain resulting from the sale of Yale customers to Panora Telephone Cooperative, and the net gains and losses on the sale of cabinets, cubicle walls, computers, and the disposal of equipment in Lidderdale damaged by lightning.  The $71,883 loss on the disposal of assets for the nine-month period ended September 30, 2009, resulted from the net gains and losses on the retirement of service vehicles and work equipment, and includes the $57,349 loss on the sale of cable TV properties.

Interest Expense.  The $21,991, or 84.3%, increase in interest expense for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009, is the net result of the reduction of the Rural Telephone Finance Cooperative loan balance on which interest is calculated because of the payment of the scheduled principal payments on the loan, and the final prepayment of all remaining principal on April 30, 2009, and from the additional interest expense generated by Breda’s loans with the Rural Utilities Service for Breda’s fiber to the home project in Carroll, Iowa.

Allowance for funds used during construction.  The $47,859 allowance for funds used during construction for the nine-month period ended September 30, 2010, represents the interest on the RUS broadband loan that was capitalized, and for which there was no comparable entry for the nine-month period ended September 30, 2009.

Income from Equity Investments.  Income from equity investments decreased $57,849, or 4.2%, for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009.  The equity investments income shown on Breda's financial statements is Breda's pro-rata share of the net income or net loss of each equity investment, based on Breda's percentage of ownership in each equity investment.  The decrease in income from equity investments reported on Breda's income statement for the nine-month period ended September 30, 2010 is a reflection of the net increases and decreases in the net income of Breda's equity investments.  Most of Breda's equity investments are in cellular partnerships.  Some of these cellular investments now receive universal service funding, which has increased their overall operating revenue.  An additional source of income from equity investments arises from Breda’s ownership interest in Alpine Communications, L.C., an operating telephone company in northeastern Iowa, and in Hilbert Communications, LLC, a telecommunications and information technology services company operating in Wisconsin and Illinois.  Hilbert Communications, LLC includes the operations of Bug Tussel, LLC, a wireless cell site provider, and of Spiralight Network, LLC, a fiber optic network provider in rural areas of Wisconsin and Illinois.  Prairie Telephone and all unit holders in Spiralight Network, L.L.C. and in Bug Tussel Wireless, L.L.C., in addition to all of the unit holders in various other telecommunications entities, executed an Exchange Agreement with Hilbert Communications, LLC, whereby Prairie Telephone and the other investors received newly issued units in Hilbert Communications, LLC in exchange for the units they owned in the various related telecommunications entities.  The transaction with Hilbert Communications, LLC was effective as of January 15, 2009.  Prairie Telephone owned 8.5% of Hilbert Communications, LLC until July 1, 2009.  On that date, additional investors were issued units in Hilbert Communications, LLC, which reduced Prairie Telephone's ownership interest in Hilbert Communications, LLC from 8.5% to 6.87%.  Additional investors were issued units in Hilbert Communications, LLC on July 10, 2009, and again on December 31 2009, which reduced Prairie Telephone’s ownership interest in Hilbert Communications, LLC to 6.32% on December 31 2009.  Investor transactions on March 31, 2010, and again on May 13, 2010, resulted in Prairie Telephone owning a 6.47% interest in Hilbert Communications, LLC on September 30, 2010.

38

Gain on reversal of note receivable impairment.  The $445,252 gain on reversal of note receivable impairment for the nine-month period ended September 30, 2009, has no comparable entry for the nine-month period ended September 30, 2010.

Other, net. The $13,780, or 60.8%, increase in other net income for the nine-month period ended September 30, 2010, when compared to the nine-month period ended September 30, 2009, is mainly attributable to the change in partnership-related costs.

Income Tax Expense.  Income taxes increased $228,631, or 27.0%, for the nine-month period ended September 30, 2010, when compared to the same period in 2009.  The effective tax rate in 2010 is 40.53%, compared to a 31.76% tax rate in 2009.  The effective tax rate differs from the U.S. statutory rate due to state income taxes, and the proportion of income from investments which are exempt from income tax.

Net Income.  Net income decreased $245,178, or 13.5%, for the nine-month period ended September 30, 2010, when compared to the same period in 2009.

Liquidity and Capital Resources

Breda's short-term and long-term liquidity requirements arise primarily from the following:  operations and working capital requirements; capital expenditures; interest payments on any bank or other financing; dividend payments on Breda's common stock; redemption of Breda's common stock; and potential industry-related acquisitions or investments.

39

Breda intends to fund the operations, working capital requirements, capital expenditures, interest payments, dividend payments, and stock redemptions from cash from operations.  Breda also intends to fund any smaller industry-related acquisitions or investments from cash from operations. For the nine months ended September 30, 2010 and September 30, 2009, cash provided by operating activities was $1,609,194 and $3,695,717, respectively.

To fund any significant future acquisitions or investments, Breda would consider the redemption of its short-term and long-term marketable securities investments; the use of its revolving lines of credit with the Rural Telephone Finance Cooperative; or the addition of long-term debt from industry lenders.  Breda presently has an unused line of credit with the Rural Telephone Finance Cooperative of $1,500,000 which matures on November 15, 2010, and Prairie Telephone has an unused line of credit with the Rural Telephone Finance Cooperative of $500,000 which matures on November 7, 2010.  Breda believes that its present revenues would be able to sustain the costs of additional debt if the need arose.  All potential acquisitions or investments will, however, be evaluated on their own merits for, among other things, potential cash and revenue production, and if the potential return on investment will be sufficient to incur the additional debt.  As noted previously, BTC, Inc. began a fiber overbuild of the Carroll, Iowa non-rural market in September 2009.  BTC, Inc. is financing that project with a $10,000,000 broadband loan from Rural Utilities Services.

Breda has historically funded its operations and capital expenditure requirements primarily from cash from operations.  The following table summarizes Breda's short-term liquidity as of September 30, 2010, and December 31, 2009.

	As of
	September 30,	December 31,
	2010	2009
Short-Term Liquidity
Current Assets	$8,793,244	$9,429,328
Current Liabilities	2,347,915	2,400,215
Net Working Capital	$6,445,329	$7,029,113

Cash and Cash Equivalents	$4,195,456	$4,987,960
Short Term Marketable Securities	$632,600	$490,724
Available on Line of Credit	$2,000,000	$2,000,000

Current assets decreased $636,084, or 6.7%, for the nine-month period ended September 30, 2010, when compared to the year ended December 31, 2009.  There was a $650,628 decrease in cash, cash equivalents, and marketable securities, which resulted mainly from Breda’s redemption of matured marketable securities, and the subsequent use of these proceeds in payment of Carroll, Iowa project invoices.  There was an increase of $400,810 in accounts receivable, which was due to increased revenues generated from conference bridge services.  There was a $328,021 decrease in prepaid income taxes.

40

Current liabilities decreased $52,300, or 2.2%, for the nine-month period ended September 30, 2010, when compared to the year ended December 31, 2009.  Accounts payable decreased $121,105, or 5.8%, when comparing the two periods.  Accrued taxes decreased $19,863, or 12.6%, for the nine-month period ended September 30, 2010, when compared to the year ended December 31, 2009.  The decrease in accrued taxes was primarily the result of the decrease in federal and state income taxes payable due to the ongoing decreased revenue per minute received pursuant to the conference bridge settlement agreements.  There was also an increase in other accrued liabilities of $28,309, or 20.7%, for the nine-month period ended September 30, 2010, when compared to other current liabilities for the period ended December 31, 2009.  The increase in other accrued liabilities is mainly attributable to an increase in accrued payroll and labor benefits for the nine-month period ended September 30, 2010, when compared with the year ended December 31, 2009.

The following table summarizes Breda's sources and uses of cash for the nine months ended September 30, 2010 and 2009.

	For The Nine Months Ended
	September 30,

	2010	2009
Net Cash Provided (Used)
Operating Activities	$1,609,194	$3,695,717
Investing Activities	(2,402,531)	(693,214)
Financing Activities	833	(1,198,303)

For the nine months ended September 30, 2010 and 2009, cash provided by operating activities was $1,609,194 and $3,695,717, respectively.

Cash used in investing activities was $2,402,531 for the nine-month period ended September 30, 2010, as compared to $693,214 for the nine-month period ended September 30, 2009.  Capital expenditures for the nine-month period ended September 30, 2010 were $2,664,900, and were $1,278,570 for the same period in 2009.  The increased capital expenditures were mainly related to Breda’s fiber project in Carroll, Iowa.  The purchase of marketable securities was $342,622 for the nine-month period ended September 30, 2010, and was $451,885 for the nine-month period ended September 30, 2009.  Proceeds from the sale of marketable securities was $540,060 in the nine-month period ended September 30, 2010, and was $495,826 in the nine-month period ended September 30, 2009.

Cash provided by financing activities was $833 for the nine-month period ended September 30, 2010, as compared to the use in financing activities of $1,198,303 for the nine-month period ended September 30, 2009.  Breda's outstanding RTFC loan was paid in full on April 30, 2009.  BTC, Inc. received a $500,000 advance on its $10,000,000 Rural Utilities Services loan during the nine month period ended September 30, 2010, for use in its fiber to the home project in Carroll, Iowa.  During the nine-month period ended September 30, 2010, cash was used to repay $14,037 of long-term debt with Rural Utilities Services.  Cash used to pay dividends to shareholders was $246,808 for both of the nine-month periods ended September 30, 2010 and September 30, 2009.  Dividends paid were $8 per share in 2010 and $8 per share in 2009.  Breda redeemed 406 shares of its common stock during the nine month period ended September 30, 2010 totaling $238,322.

41

Long Term Debt

As of September 30, 2010, BTC, Inc. had outstanding $2,048,682 of long-term debt with Rural Utilities Service.  Each advance on this $10,000,000 rural broadband access loan carries its own interest rate for the term of the individual loan advance.  BTC, Inc. received its first loan advance in the amount of $1,000,000 on October 2, 2009, and this loan advance carries a fixed interest rate of 3.918%.  BTC, Inc.’s second loan advance in the amount of $564,329 was received on December 11, 2009, and carries a fixed interest rate of 4.315%.  BTC, Inc.’s third loan advance in the amount of $500,000 was received on September 20, 2010, and this loan advance carries a fixed interest rate of 3.481%.  The Rural Utilities Service advances are to be paid in monthly installments covering principal and interest beginning twelve months from the date of receipt of the first loan advance.  The principal and interest will be paid in full on all advances on April 28, 2029.  During the first twelve months after the receipt of the first loan advance, monthly payments of interest only are required.

The security and loan agreements underlying the Rural Utilities Service notes contain certain restrictions on distributions to stockholders, investment in or loans to others, payment of management fees or issuance of any new or preferred stock.  BTC, Inc. is restricted from making any distributions, except as might be specifically authorized in writing in advance by the Rural Utilities Service note holders.  BTC, Inc. may make a distribution after 75% of the loan funds have been expended as approved if after such distribution, BTC, Inc.'s net worth is equal to at least twenty percent (20%) of its total assets and the amount of all such distributions during the calendar year does not exceed twenty-five percent (25%) of BTC, Inc.'s net income or net margins for the prior calendar year.

Breda previously had long term debt with the Rural Telephone Finance Cooperative, but Breda prepaid in full its remaining long-term debt with the Rural Telephone Finance Cooperative on April 30, 2009.

42

Obligations and Commitments

Breda's ongoing capital commitments include capital expenditures and any debt service requirements.  For the nine months ended September 30, 2010, capital expenditures were $2,664,900.  As of September 30, 2010, purchase commitments for the construction of the fiber to the home project in Carroll, Iowa totaled $7,660,285.  Breda’s subsidiary, BTC, Inc., is financing the project with a $10,000,000 broadband loan from Rural Utilities Services.  Construction commenced on the fiber project in September 2009, and it is anticipated that it will be a two-year project.  The advancements of principal under that loan as of September 30, 2010 totaled $2,064,329, of which $2,048,682 was outstanding as of September 30, 2010.

Breda's contractual obligations as of September 30, 2010 are:

2011	$74,503
2012	79,537
2013	82,919
2014	86,224
2015	89,661
2016 and After	1,635,838

Breda believes that cash provided by operations and current cash balances will be adequate to meet Breda's foreseeable operational, capital expenditure, and debt service requirements.  However, Breda's actual cash needs and the availability of required funding may differ from Breda's expectations and estimates, and those differences could be material.  Future capital requirements will depend on many factors, including, among others, the demand for Breda's services in Breda's existing markets and regulatory, technological and competitive developments.

Off-Balance Sheet Risk and Concentration of Credit Risk; Investment Policy

Breda has no off-balance sheet exposure or risk.

Breda has certain financial instruments which could potentially subject Breda to concentrations of credit risk.  These financial instruments consist primarily of trade receivables and cash and temporary cash investments.

Breda adheres to an investment policy with respect to marketable securities which allows investments in the following:

•	Securities issued or guaranteed by the U.S. government or its agencies.

43

•	Corporate or municipal bonds rated "A" or better by a major rating service.

•	Money market funds investing in U.S. government, U.S. agency or highly rated municipal securities.

Other Activities and Issues

The National Exchange Carrier Association (NECA) has been delegated some authority by the FCC regarding the regulation of interstate access charge rates.

The 2009 Modifications of the Average Schedule USAC High Cost Loop (HCL) support formula for companies that had less than 700 access lines per exchange were effective on January 1, 2009.  These revisions are made each year, but the 2009 impacts were much greater than previous years and had more of a negative effect on average schedule companies, such as Breda.   During each year the capped National Average Cost Per Loop (NACPL) adjusts upward because of quarterly data submissions by cost companies.  Because of this upward adjustment in the NACPL, which serves as a base to determine the HCL for average schedule companies such as Breda, the payments to average schedule companies for all months of the year are reduced.  Although cost per loop values for most of the average schedule companies were projected to increase, the payments to average schedule companies were reduced, due to the cap on payments.  The estimated HCL support paid to rural companies in 2009 was expected to decrease by $13.3 million.  Breda experienced a decrease in its HCL support payments for 2009 of approximately $225,042, or 52.04%.  Breda also experienced a decrease in its local switching support payments for 2009 of at least $17,305, or 8.16%.

While there were no significant formula revisions made effective on January 1, 2010 for the Average Schedule USAC High Cost Loop support, Breda is experiencing decreased high cost loop support in 2010 of approximately 1.9% because of the capped National Average Cost Per Loop upward adjustment.

New traffic sensitive switched access rates became effective on July 1, 2009 and again on July 1, 2010 per the NECA Tariff F.C.C. No. 5.   On July 1, 2009, it was determined that rates paid to rural companies in the traffic sensitive switched access category would increase on average by 5.8%, and rates in the traffic sensitive special access category would increase on average by 6.3%.  Breda experienced a $160,082 decrease in its traffic sensitive settlements, or 15.5%, during the twelve-month period ended December 31, 2009.

44

Beginning July 1, 2010, it is anticipated that the traffic sensitive switched access rate category will increase on average 9.4% and the traffic sensitive special access category will decrease on average by 4.4%.

Breda and its subsidiaries are also subject to risk regarding changes in intrastate access charge rates because concerns have been raised by the Iowa legislature and the IUB regarding intrastate rates, and whether alternative intrastate intercarrier compensation mechanisms should be investigated.

The Iowa Telephone Association Access Service Tariff No. 1 (ITA Tariff) mirrors the NECA tariff in many respects for intrastate traffic.  Breda concurs in this tariff and is therefore subject to the rates outlined in the ITA tariff.

Prior to July 1, 2009, the intrastate rates that mirrored the NECA interstate rates that went into effect on July 1, 2007 were still being used by Breda and the other Iowa companies that concurred in the ITA tariff because, while the ITA filed the September 1, 2007 tariff which was allowed to go into effect, it was later challenged by Sprint, Verizon and AT&T, and the intrastate rate changes were put on hold, and reverted back to the July 1, 2007 rates.  After various hearings, the ITA received approval from the IUB on May 31, 2009, to allow the intrastate access rates in the ITA tariff, and which mirror the NECA tariff, to be effective on the same date as the interstate rates in the NECA tariff. Therefore, effective July 1, 2009, the intrastate access rates mirrored the interstate access rates, except for the 3-cent common carrier line charges.  On September 4, 2009, the IUB denied Sprint’s request to start a rulemaking docket for the purpose of eliminating the 3-cent, carrier common line charge.  The IUB noted that it would consider CCL in its docket on Universal Service.  The IUB also noted that it was not concluding that CCL should necessarily be related to a possible universal service fund, only that the issues ought to be considered together.   The decrease in intrastate access rates decreased Breda’s network access revenues by approximately $128,425 in 2009.

In 2009 the ITA modified the ITA Access Tariff so that it automatically and concurrently mirrors the NECA’s changes unless the ITA specifically files an exception to one or more proposed NECA tariff changes.  Because of this change, the intrastate charges which mirror the interstate access rates, except for the 3-cent common carrier line charge, also became effective on July 1, 2010.

Breda believes that further changes in access charges will likely occur, and that if any of the plans known today are adopted, as currently proposed, there will be substantial reductions in access revenues.  Since access charge revenues constitute a substantial portion of Breda's total consolidated revenues, this is an area of material risk to Breda and its subsidiaries.

45

Universal service funding is also an important part of Breda's consolidated revenues, and the regulation of universal service funding by the FCC is another area of material risk to Breda and its subsidiaries.  On May 1, 2008, the FCC voted in favor of an interim cap on payments to competitive eligible telecommunications carriers under the USF High Cost funding program.  Most CETC recipients are wireless carriers, and the FCC is attempting to slow the growth of payments to CETC’s. On July 2, 2008, the Federal Register published the FCC order adopting an interim cap on USF payments to CETCs.  The order became effective on August 1, 2008, and is still in place as of the date of this quarterly report.  BTC, Inc. does not receive USF high cost funding.  Since BTC, Inc. is a competitive local exchange carrier in the Carroll, Iowa market, it is only eligible to receive high cost universal service funds if the incumbent local exchange carrier receives those funds.  The incumbent local exchange carrier is Qwest, and Qwest does not receive universal service funding for the Carroll, Iowa market.

Breda believes that federal universal service fund criteria will continue to change, but Breda is unable to determine estimated time frames or estimated financial ramifications of all of the provisions as of the date of this quarterly report.  The decrease in intrastate access rates implemented by the IUB on February 7, 2009, and the changes being implemented on the federal level with the federal universal service fund, have caused Breda and its representative industry members to study the feasibility of a state universal service fund.  Given the preliminary nature of these studies and discussions, however, Breda is not able to estimate what financial ramifications, if any, could come from such a fund.

Breda believes it is likely that the discussion of a state universal service fund will need to be coordinated with emerging FCC developments.  The FCC has begun issuing additional guidance on its plans for the universal service fund since its release of its National Broadband Plan in March 2010.

The FCC distributed a summary paper within its department on March 4, 2010 which noted some proposed changes to the current universal service and intercarrier compensation regimes that would redirect investment towards broadband.  Some of the proposals that would be included in the National Broadband Plan would:

a.
Over time, transform the current high-cost USF program into a new Connect America Fund (with at most one recipient) and a new Mobility Fund, and at the end of a transition period, the fund for the current high cost fund would be eliminated,

b.	Eliminate inefficient spending in the current high cost fund to free up resources for the new funds, which would include phasing down CETC support,
c.	Reduce intrastate access levels to interstate rates over time, and consider the lost access revenues in calculating the Connect America Fund,

46

d.	Expand Low Income universal service support to broadband, and
e.	Broaden the USF contribution.

The FCC delivered the National Broadband Plan to Congress on March 17, 2010, and the plan sets forth broadband goals for the nation, and reports on the current state of broadband deployment and adoption.  For the recommendations that are addressed to the FCC, as opposed to Congress or state or local governments, the FCC has published an implementation schedule and will begin or complete rulemakings, subject to normal FCC procedures.  The FCC lays out a three-stage transition away from high cost USF funding to the new Connect American Fund (“CAF”) and Mobility Fund (“MF”).  In Stage 1, from 2010 to 2011, the proposal calls for a series of rulemakings and comment proceedings that would allow the FCC to a) begin phasing out CETC funding over a five-year period, b) freeze Interstate Common Line Support (ICLS), and c) retarget some of the existing Interstate Access Support fund (IAS) provided to price cap companies towards broadband.

In Stage 2, the FCC would begin full implementation of the transition by phasing down CETC funding and freezing legacy support levels and begin to provide funds from the CAF.  The least-challenging high-cost areas unserved by broadband would be targeted first.  Stage 2 would take place between 2012 and 2016.

In Stage 3, the remaining legacy programs would phase out and the CAF and MF would be the sole high-cost mechanisms.  Funding for voice-only networks would end.  Stage 3 would take place from 2017 to 2020.

Under the broadband plan, the FCC also proposes to overhaul intercarrier compensation, by phasing all access rates down to zero over three stages.  In Stage 1, the FCC would complete rulemakings to design a plan to reduce intrastate rates to interstate levels in equal increments over a period of time.  The FCC would also adopt and implement rules to address phantom traffic and access stimulation.  Stage 1 would occur from 2010 to 2011.

In Stage 2, intrastate access charges would be reduced down to interstate access levels.  Stage 2 would occur from 2012 to 2016.

In Stage 3, all per-minute access rates would be eliminated.  Carriers would exchange traffic based on negotiated rates, such as the peering arrangements used today in the IP environment.  Carriers could still negotiate flat rates among themselves.  Stage 3 would occur from 2017 to 2020.

Breda along with 357 rural LEC’s is participating in a national coalition, which is focusing on advocacy and outreach efforts to change the National Broadband Plan (NBP).  Most of the national and state telecommunication organizations have joined together in an unprecedented, unified coalition to present a unified message to the FCC and Congress regarding the future outcomes of the NBP as drafted, and to present workable alternatives.  Their initial joint comments were filed on July 12, 2010.  Universal service legislation has also been introduced by representatives from Virginia and Nebraska, and would give the FCC the authority to convert the USF from voice to one focused on broadband.  While some of the proposed legislation raise additional concerns for the telecommunication industry, it does address other intercarrier compensation issues regarding phantom traffic, traffic pumping and universal service phase-out in competitive markets.

47

At its October 14, 2010 monthly meeting to address universal service fund reform, the FCC issued a notice of proposed rulemaking (NPRM) with the goal of creating the broadband mobility fund proposed in the NBP.  The FCC is seeking comments on the proposal to use between $100 million and $300 million in recently reserved universal service funds to create a Mobility Fund to support private investment in current 3G and next-generation mobile services in areas where consumers currently lack such services.  Breda and many other industry members are concerned with this proposal because it subsidizes wireless carriers based on landline carrier costs and does not require the wireless carrier to cover the landline carrier’s entire serving area.

On October 15, 2010, local industry associations, of which Breda is a member, also filed comments with the Iowa Utilities Board relating to the NBP and state broadband planning.  While the Associations support the goal of ubiquitous and robust broadband service to all, the Associations’ comments outlined how the NBP would decimate Iowa’s rural providers, and instead detailed a number of actions that the IUB could take to assist Iowa customers in response to the NBP.

As noted previously, Breda believes these proposed adjustments will affect the intercarrier compensation and universal service regimes and could have a significant negative effect on Breda’s future revenue streams.

BTC, Inc. filed a collection actions suit on October 29, 2009 against Sprint regarding payment of access revenue for conference bridging services.  On July 28, 2010, BTC, Inc. received notice from its legal counsel that per a filed Notice, the federal Court has indicated that cases such as BTC, Inc.’s case against Sprint, involving access charge issues pending in Iowa’s federal Court system would be moving forward.  On August 2, 2010, BTC, Inc. received notification that its attorney had accepted Sprint’s subpoena on BTC, Inc.’s behalf to produce and allow inspection of various documents.  The discovery process continues with the Court’s Scheduling Order and Discovery Plan calling for completion of discovery by May 20, 2011, and a trial ready date of October 10, 2011.

BTC, Inc. continues to individually attempt to negotiate settlement agreements with carriers disputing the volume of minutes and the interstate and intrastate switched access charges billed to them by BTC, Inc.  BTC, Inc. is working with legal counsel for assistance in its collection actions against the various carriers that are withholding network access service revenues.

48

In an order released November 23, 2009, the FCC reversed its earlier ruling in a dispute between Qwest and Farmers of Wayland.  The October 2, 2007 FCC Order had stated that the conference calling companies were end users, and that Farmers could charge access rates.  The FCC ruled November 23, 2009 that new evidence produced in this proceeding indicated that conference calling companies never subscribed to the services offered under the tariff, and therefore were neither customers nor end users within the meaning of the tariff, and the telephone company could not charge switched access charges under the terms of their tariff.

On September 18, 2009, the IUB filed an Order Initiating a Rule Making to consider proposed amendments to its rules to address High Volume Access Service (HVAS) and the effect HVAS can have on a telco’s revenues from intrastate switched access services.  The IUB concluded that HVAS calls cannot be billed for access services pursuant to an association tariff, such as the ITA tariff in which Breda concurs, because of their fact-sensitive and individualized nature.  The IUB was looking to require telcos providing HVAS to file an individual tariff for that service.  The telcos would continue to concur in an association tariff for all other access services.  The IUB outlined various other provisions regarding HVAS and requested comments by October 27, 2009.  Oral presentation on the proposed rules were held on December 8, 2009, and at that proceeding, the IUB allowed for additional comments to be filed by January 29, 2010.

On June 7, 2010, the IUB issued an Order Adopting Rules in the High Volume Access Service docket which went beyond the scope of conference calling, and applies to increases in traffic caused by help desks, calling centers, or any other activity that results in an increase in total billings for intrastate exchange access for a local exchange carrier, such as Breda, in excess of 100 percent in less than six months.  The rules fail to create an exception for non-conference bridging volume growth, expansion of a LEC’s service area, or for differences in traffic patterns between similar LEC’s.   The rules:

a)
Allow an interexchange carrier to file a complaint even when a LEC’s activity does not meet the “100% increase in less than six months” threshold so long as the IXC believes the LEC is engaged in activity that raises HVAS issues.

b)
Require a LEC to provide notice to IXC’s, wireless carriers, VoIP providers or any other carrier with whom the LEC exchanged traffic in the preceding 12 months whenever adding a new HVAS customer or otherwise expecting or experiencing an HVAS situation such as gaining a new customer that will significantly increase the telco’s call volume.  The rules require the LEC to notify the relevant IXC’s of the telephone numbers involved and, for new customers, the expected date the HVAS service will be initiated.

49

c)
After notice is given, the carriers have a 60-day good faith requirement to engage in good faith negotiations for tariffed, intrastate HVAS access rates, followed by an ability to file a request with the IUB for arbitration.

d)	Establish that HVAS access rates will be based on the incremental cost of providing the service, not including any marketing or other payments made to the HVAS customer.

e)	Require a LEC to file a separate tariff for HVAS traffic, and IUB approval of HVAS tariff provisions.

f)	Require ITA to modify its Intrastate Access Tariff prohibiting the application of association access service rates to HVAS traffic.

g)	Disallow any compensation for HVAS traffic until negotiations are completed, or a tariff is approved.

h)	Allow the IUB to initiate a proceeding to revoke a LEC’s certificate for failure to follow the new HVAS rules.

Breda is continuing to monitor its traffic in relation to these new HVAS rules which became effective on August 4, 2010.  Breda does not expect significant fluctuations in its intrastate traffic other than what may occur in its fiber to the home project in Carroll, Iowa.

The Deficit Reduction Omnibus Reconciliation Act of 2005 included the digital television transition legislation.  The Act established February 17, 2009 as the deadline for broadcasters to transition from analog to digital spectrum, but in February 2009, a bill was passed that postponed the DTV transition until June 12, 2009.  All of Tele-Services' cable service systems are analog systems.  Tele-Services has installed the equipment in each of its cable TV communities to receive and convert the digital signal to an analog signal, and is in compliance with all requirements of the Deficit Reduction Omnibus Reconciliation Act of 2005.  If Tele-Services were to provide total digital transmission of all programming, it would require significant upgrades to Tele-Services' plant, equipment, and cables.

BTC, Inc. utilized the Statewide Cable Franchise Bill by filing an Application for Certificate of Franchise Authority with the IUB on March 19, 2009.  BTC, Inc. received IUB approval on April 8, 2009 to provide video services to the city of Carroll, Iowa as part of its fiber-to-the-home project.  The construction phase of the fiber to the home overbuild project in Carroll, Iowa, began in early September 2009.  It is anticipated that the project will be completed within two years.

50

The American Recovery and Reinvestment Act (ARRA) of 2009 was signed into law by President Obama on February 17, 2009, which included the Broadband Technology Opportunities Program (BTOP) and the Broadband Initiatives Program (BIP). The National Telecommunications and Information Administration (NTIA) and the United States Department of Agriculture’s (USDA) Rural Utilities Service (RUS) jointly issued a Notice of Funds Availability (NOFA) and solicitation of applications on July 1, 2009, describing the availability of funds and application requirements for the broadband initiatives contained in the ARRA.  The BTOP was funded at $4.7 billion and provides grants to support the deployment of broadband infrastructure in unserved and underserved areas, to enhance broadband capacity at public computer centers, and to encourage sustainable adoption of broadband service.  The intent is for these projects to then spur job creation and stimulate long-term economic growth and opportunity per the ARRA objectives.

The requirements to determine eligibility for applications for unserved areas and underserved areas (last mile projects and middle mile projects) involved specific data for contiguous census blocks where minimum percentages of households in the proposed funded service area lacked access to minimum broadband speeds.  One of the other requirements, that there be a sustainable business plan for the proposed project, was a major obstacle for Breda as it evaluated its options under these programs.  Breda subsequently determined to stop its application processes for these funds.

On September 9, 2009, when the NTIA launched its initial, searchable database of the broadband applications, it was determined that already roughly 40 applications were filed whose project descriptions referenced Iowa or whose application listed Iowa as the applicant’s home-state address, and whose applications covered hundreds of Iowa communities, many of which are already served by telephone companies such as Breda.  Breda, along with other Iowa telcos, subsequently reviewed each application with Iowa references, to exercise their right to object to applications that were seeking funding in their existing service areas.  These objections were especially important when those applications contained misstatements or errors about whether or not broadband service was available.

Changes were made to both the NTIA and RUS programs before the rules were announced for the second round of broadband stimulus applications due March 26, 2010.  The RUS determined to concentrate on last mile projects and removed the “underserved area” definition.  NTIA determined to focus on “middle-mile” projects.  Breda subsequently completed and filed its application for a combination grant and broadband loan request for its Breda and Lidderdale exchanges.   On July 15, 2010, Breda was notified that the Rural Utilities Service (RUS) had approved Breda for a loan/grant combination under the Broadband Initiatives Program.  Breda was offered a grant in the amount of $1,838,337 and a loan in the amount of $783,572.  Total project costs are estimated to be $5.2 million.  Breda accepted the award letter on July 23, 2010, and on August 16, 2010 received loan/grant documents from RUS for further documentation and execution.  Completed and executed documents were returned to the RUS on October 8, 2010.  Construction must commence within 180 days of the award.  Breda has continued its planning for this project, and it is estimated that staking for this project could begin as early as November 2010.

51

The Patient Protection and Affordability Care Act (“PPACA”) signed into law on March 23, 2010 will take eight years to be fully implemented.  The law requires all individuals to have health insurance coverage by 2014.  Those who choose not to have insurance would pay a $95 penalty in the first year, but $750 or 2% of income (whichever is higher) in 2016.

Breda has fewer than 50 employees, so Breda would not be subject to the $2,000 annual tax per full-time worker if Breda did not provide health insurance benefits to its employees.  As a small-business employer, Breda would be eligible for small-business tax credits of up to 35% to help pay for affordable employer-provided insurance.  The small business tax credits take effect in 2010, but Breda’s scenarios to date have not met the criteria to take advantage of these small business tax credits.  Breda provides health insurance benefits to its employees through the National Cooperative Telephone Association (“NCTC”), and is working with its provider to implement the changes required in 2010.  Some of the changes affecting Breda’s provision of health care services in 2010 and 2011 would include a) caps on employee contributions to health-related flexible spending accounts (“FSAs”) at $2,500 per year in 2011 and beyond, and employees would no longer be able to use FSA funds to pay for over-the-counter medications, and b) all health plans must maintain dependent coverage for insured employees’ children until they turn age 26.  This rule took effect in September 2010 if the company was on a fiscal year plan, or in Breda’s case, on January 1, 2011 because it has a calendar year plan.

Also beginning in 2010, new rules limit how and for whom insurance companies can deny coverage.  The health care reform law prohibits insurers from denying coverage to children based on pre-existing conditions, putting lifetime dollar limits on coverage, and cancelling coverage retroactively except in cases of fraud.

Breda continues to study the provisions of the PPACA for 2010 and beyond, but believes it will have minimal effect on Breda for the years 2010 and 2011.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk.

This Item is not applicable to smaller reporting companies such as Breda.

52

Item 4.	Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

The principal executive officer and the principal financial officer of Breda have evaluated the effectiveness of Breda's disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934) as of September 30, 2010, and they have concluded that the disclosure controls and procedures are effective.  Breda believes, however, that a control system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the control system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

No Changes in Internal Control Over Financial Reporting

No change in Breda's internal control over financial reporting occurred during the period of July 1, 2010 through September 30, 2010 that has materially affected, or is reasonably likely to materially affect, Breda's internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1.	Legal Proceedings.

Except as noted in the following paragraph, as of the date of this quarterly report, Breda was not aware of any material pending legal proceeding to which Breda or any of its subsidiaries was a party or of which any of Breda's or any of its subsidiaries' respective property was the subject, other than ordinary routine litigation, if any, that was incidental to Breda's or the subsidiaries' respective business.  As of the date of this quarterly report, Breda was not aware that any governmental authority was contemplating any material proceeding against Breda or any of its subsidiaries or any of their respective property.

As discussed in Breda's Form 10-Q for the quarter ended September 30, 2009, BTC, Inc. filed a collection action suit against Sprint Communications Company L.P. on October 29, 2009 in the United States District Court, Northern District of Iowa, Central Division.  The suit was filed against Sprint because Sprint has not paid BTC, Inc. the carrier switched access charges billed to Sprint since October 1, 2007.  On July 28, 2010, BTC, Inc. received notice from its legal counsel that per a filed Notice, the Court has indicated that cases such as BTC, Inc.’s case against Sprint, involving access charge issues pending in Iowa’s federal Court system will be moving forward.  On August 2, 2010, BTC, Inc. received notification that its attorney had accepted Sprint’s subpoena on BTC, Inc.’s behalf to produce and allow inspection of various documents.  The discovery process continues with the Court’s Scheduling Order and Discovery Plan calling for completion of discovery by May 20, 2011, and a trial ready date of October 10, 2011.

53

The amount of unpaid Sprint access charges totaled approximately $3,021,440 as of September 30, 2010.

Item 1A.	Risk Factors.

This Item is not applicable to smaller reporting companies such as Breda.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds.

Breda did not sell any shares of its common stock during the period of July 1, 2010 through September 30, 2010.

The following table provides information regarding Breda's purchases of its common stock from shareholders during the period of July 1, 2010 through September 30, 2010.

ISSUER PURCHASES OF EQUITY SECURITIES
Period	Total Number of Shares Purchased1	Average Price Paid per Share2	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs1	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs1
Month #1 (July 1, 2010- July 31, 2010)	332	$587	-0-	-0-
Month #2 (August 1, 2010- August 31, 2010)	74	$587	-0-	-0-
Month #3 (September 1, 2010- September 30, 2010)	-0-	N/A	-0-	-0-
Total	406	$587	-0-	-0-

54

1
All of the shares of common stock were purchased by Breda from three shareholders pursuant to the redemption right or the right of first refusal granted to Breda in its Articles of Restatement, which rights are discussed in Breda’s most recent Annual Report on Form 10-K filed on March 31, 2010, or pursuant to the unsolicited request of the shareholder in question.  Breda does not have any publicly announced plans or programs with respect to purchases of its common stock.

2	All of the shares of common stock were purchased by Breda at the $587 per share redemption price that was established by the board of directors and which became effective on March 18, 2010.

There were transfers of 69 shares of Breda's common stock by six different shareholders during the period of July 1, 2010 through September 30, 2010 with respect to which Breda did not exercise Breda's right of first refusal to purchase the shares.  Twenty nine of those 69 shares were sold for $587 per share.  Two of those 69 shares were sold for $590 per share.  The remaining 38 shares were transferred without the payment of any purchase price or other consideration.  The latter transfers were to, for example, family members or trusts.

Item 3.	Defaults Upon Senior Securities.

There has been no material default in the payment of principal, interest, a sinking or purchase fund installment, or any other material default not cured within thirty days, with respect to any indebtedness of Breda or any of its subsidiaries exceeding five percent of the total assets of Breda and its consolidated subsidiaries.

No material arrearage in the payment of dividends or any other material delinquency not cured within thirty days has occurred with respect to any class of preferred stock of Breda or any of its subsidiaries which is registered or which ranks prior to Breda's common stock.

Item 5.	Other Information.

There was no information required to be disclosed in a report on Form 8-K during the period of July 1, 2010 through September 30, 2010 which has not been reported on a Form 8-K.

There were no material changes during the period of July 1, 2010 through September 30, 2010 to the procedures by which the shareholders of Breda may recommend nominees to Breda’s board of directors.

55

Item 6.	Exhibits.

The following exhibits are filed as part of this quarterly report.  Exhibits previously filed are incorporated by reference, as noted.

			Incorporated by Reference
Exhibit		Filed Herewith;		Period		Filing
Number	Exhibit Description	Page Number	Form	Ending	Exhibit	Date

3.1	Articles of Restatement		10-QSB	3/31/07	3.1	5/14/07

3.2	Second Amended and Restated Bylaws		8-K		3.2	4/4/07

10.1	Employment Agreement dated August 11, 2009 with Jane Morlok		10-K	12/31/09	10.1	3/31/10

10.3	Employment Agreement dated August 11, 2009 with Charles Deisbeck		10-K	12/31/09	10.3	3/31/10

31	Rule 13a-14(a) Certifications

	31.1 Certification of Chief Executive Officer	E-1

	31.2 Certification of Chief Financial Officer	E-3

56

32	Section 1350 Certifications

	32.1 Certification of Chief Executive Officer	E-5

	32.2 Certification of Chief Financial Officer	E-6

[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

57

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREDA TELEPHONE CORP.

November 12, 2010	By:	/s/ Charles Deisbeck
	Name:	Charles Deisbeck
	Title:	Chief Executive Officer

November 12, 2010	By:	/s/ Jane Morlok
	Name:	Jane Morlok
	Title:	Chief Financial Officer

58

EXHIBIT INDEX

Exhibits Filed With Form 10-Q
of Breda Telephone Corp.
For the Quarter Ended September 30, 2010

59

BREDA TELEPHONE CORP.
BALLOT

This Ballot is provided to you as a shareholder of Breda Telephone Corp. ("Breda") in connection with the special meeting of the shareholders which will be held on March 14, 2011, commencing at 6.30 p.m., at the Breda Legion Hall, 208 Main, Breda, Iowa, and any adjournment or postponement thereof.  If you need directions to the Breda Legion Hall, please call Breda at (712) 673-2311.

The shares held by you will be voted in accordance with your specifications provided in this Ballot if this Ballot is properly completed and timely returned to Breda.  You must complete and date this Ballot and place it in the enclosed envelope marked "Ballot".  You must then place the sealed ballot envelope in the other enclosed self-addressed, stamped envelope which has the control number on it.  You must mail this Ballot so that it will be received at the Carroll post office box noted on the control number envelope by no later than 3:00 p.m. on March 14, 2011, or you can deliver this Ballot in person at the meeting.  If you mail this Ballot and attend the meeting and desire to change your vote from that indicated on this Ballot, you may do so by notifying the Secretary or another officer of Breda at the commencement of the meeting and you will be provided with another ballot to complete and deliver to the Secretary at the meeting.

This Ballot is solicited on behalf of the Board of Directors of Breda, and is being provided to you by Breda in accordance with the Second Amended and Restated Bylaws of Breda.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 14, 2011.

The Proxy Statement and Ballot are available at www.westianet.com under the "About Us" section of that website.

PROPOSAL 1--Vote on Articles IV and V

I hereby vote as follows with respect to the approval of Articles IV and V of the Articles of Restatement.  The Board recommends a vote "FOR" this proposal.  (Place an "X" in the box which sets out how you want to vote on this matter.)

☐	FOR	☐	AGAINST	☐	ABSTAIN

PROPOSAL 2--Vote on Articles I, II, III, VI, VII, VIII, IX and X

I hereby vote as follows with respect to the approval of Articles I, II, III, VI, VII, VIII, IX and X of the Articles of Restatement.  The Board recommends a vote "FOR" this proposal.  (Place an "X" in the box which sets out how you want to vote on this matter.)

☐	FOR	☐	AGAINST	☐	ABSTAIN

The approval and effectiveness of each of the two above proposals is conditioned upon the shareholders' approval of the other proposal.  The failure of the shareholders to approve one of the proposals will, therefore, lead to the failure to approve of both of the proposals and of the entire Articles of Restatement.

A shareholder abstaining will be counted for quorum purposes, but the shares of the shareholder will not be counted as votes cast for or against either proposal.  If you fail to check a box for a proposal, or you check more than one box for a proposal, you will be deemed to have abstained from voting on that proposal.

This Ballot applies to each series of the Class A Common Stock that is held by you, so your votes set forth in this Ballot will be votes by you for each series of the Class A Common Stock that is held by you.

Dated: __________________, 2011.